UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

Our benchmark is the investor.®

# Hartford HLS Funds

## Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable insurance contract, retirement plan or pension plan or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or your insurance company. Your election to receive reports in paper will apply to all Hartford Funds available under your contract or plan and may apply to all funds held through your financial intermediary. If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford HLS Funds. The following is the Funds’ Annual Report covering the period from January 1, 2019 to December 31, 2019.

Market Review

During the 12 months ended December 31, 2019, U.S. stocks, as measured by the S&P 500 Index1, gained a healthy 31.49%, as U.S. consumers continued their strong support for a domestic economic expansion lasting longer than any on record, according to the National Bureau of Economic Research.

The past year witnessed spasms of market volatility that seemed to come and go. In early August, 2019, for example, concerns about U.S.-China trade policy caused the Chicago Board Options Exchange’s VIX Volatility Index2 to more than double. For the remainder of the year, volatility receded, despite persistent U.S.-China trade tensions, ongoing uncertainty surrounding the 2020 U.S. elections, and the still unknown impact of President Trump’s impeachment by the U.S. House of Representatives.

Significantly, an agreement in December 2019 between the U.S. and China to delay implementation of U.S. tariffs calmed markets for the remaining portion of the period. In addition, the Brexit crisis (the United Kingdom’s exit from the European Union) appears headed for resolution, which appears to have reduced global market uncertainty to some degree. That said, economic data continues to reflect signs of a slowing global economy, freeing most central banks to continue pursuing a more accommodative monetary policy.

By contrast, after three rate cuts during 2019, the U.S. Federal Reserve is expected to pause further reductions, signaling reduced fears of an imminent U.S. recession. As of November, the U.S. unemployment rate stood at 3.5%, reflecting job gains in healthcare, professional and technical services, and in manufacturing.

Unforeseen political surprises at home, combined with other potential economic and geopolitical risks abroad, spell caution as we move through the late cycle of the current economic expansion. For this reason, we encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively find a fit within our family of funds as you work toward your unique investment goals.

Thank you again for investing in Hartford HLS Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford HLS Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.
[2]	“VIX,” commonly referred to as the “Fear Index,” is the ticker symbol for the Chicago Board Options Exchange (Cboe) Volatility Index and measures the market’s expectation of 30-day volatility.

Hartford HLS Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class IA shares. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Balanced HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 3/31/1983 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	22.80%	7.40%	9.30%
Class IB	22.47%	7.13%	9.02%
60% S&P 500 Index/ 35% Bloomberg Barclays Government/Credit Bond Index/ 5% ICE BofAML US 3-Month Treasury Bill Index[1]	22.20%	8.34%	9.68%
S&P 500 Index	31.49%	11.70%	13.56%
Bloomberg Barclays Government/Credit Bond Index	9.71%	3.23%	3.96%
ICE BofAML US 3-Month Treasury Bill Index	2.28%	1.07%	0.58%

[1]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

As shown in the Fund’s current prospectus, the gross expense ratios are as follows: 0.66% (Class IA) and 0.91% (Class IB). The net expense ratios as shown in the Fund’s current prospectus are as follows: 0.63% (Class IA) and 0.88% (Class IB). Gross expenses do not reflect fee waiver arrangements. Net expenses reflect such arrangements, which remain in effect until April 30, 2020 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

2

Hartford Balanced HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Managers

Adam H. Illfelder, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Michael E. Stack, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Loren L. Moran, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Balanced HLS Fund returned 22.80% for the twelve-month period ended December 31, 2019, outperforming the Fund’s custom benchmark, which is comprised of 60% S&P 500 Index, 35% Bloomberg Barclays Government/Credit Bond Index, and 5% ICE BofAML US 3-Month Treasury Bill Index, which returned 22.20% for the same period. Individually, the S&P 500 Index, Bloomberg Barclays Government/Credit Bond Index, and ICE BofAML US 3-Month Treasury Bill Index returned 31.49%, 9.71%, and 2.28%, respectively, during the period. For the same period, the Class IA shares of the Fund outperformed the 20.51% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by an accommodative shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. U.S. equity markets surged in the fourth quarter, as equities benefited from waning recession fears, improved trade sentiment, and accommodative Fed policies.

During the twelve-month period, all of the eleven sectors within the S&P 500 Index posted positive returns, led by the Information Technology (+50%), Communication Services (+33%), and Financials (+32%) sectors, while the Energy (+12%) and Healthcare (+21%) sectors lagged on a relative basis.

Over the period, global fixed-income markets generated largely positive total returns, driven by a decline in sovereign debt yields across most markets, particularly in the first three quarters of 2019. At the end of the period, yields increased across most markets amid stabilizing global activity indicators and progress on trade talks, despite continued accommodative global central bank policies. Geopolitical uncertainty remained elevated amid ongoing trade talks between the U.S. and China, negotiations surrounding the U.K.’s exit from the EU (also known as “Brexit”), and U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened over optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies. The U.S. dollar cemented its safe-haven status, strengthening versus most currencies amid trade frictions and slowing global growth prospects. Inflation showed no meaningful acceleration even as wage growth edged higher.

For much of the year, sovereign debt yields fell due to global economic uncertainty, accommodative shifts by central banks, and escalating trade tensions. Most major credit risk sectors posted positive returns over the period. Higher-yielding sectors outperformed investment-grade credit, benefiting from continued investor demand for yield-producing assets.

During the period, asset allocation decisions drove benchmark-relative outperformance. The Fund was generally overweight equities and underweight fixed income and cash relative to its custom benchmark. The equity portion of the Fund underperformed the S&P 500 Index, while the fixed income portion of the Fund outperformed the Bloomberg Barclays Government/Credit Bond Index.

Equity underperformance versus the S&P 500 Index was driven primarily by sector allocation, which is a residual of our bottom-up security selection process. The Fund’s underweight allocation to the Information Technology sector and overweight to the Healthcare sector detracted most from performance. This was partially offset by the Fund’s underweight allocation in the Consumer Staples and Utilities sectors. Security selection also detracted from relative results, primarily within the Information Technology, Communication Services, and Consumer Staples sectors. Strong selection within the Financials, Industrials, and Healthcare sectors partially offset these results.

Stocks that detracted the most from returns relative to the S&P 500 Index in the equity portion of the Fund during the period were Apple (Information Technology), Facebook (Communication Services), and Tapestry (Consumer Discretionary). We sold out of Apple, a provider of consumer electronics, at the beginning of the year. Over the course of the year, the stock returned more than 80% on the back of strong earnings and a surge in sales in its wearable segment. In particular, sales of Apple Watch, AirPods, and Beats headphones nearly tripled in the fourth quarter of 2019 on a year-over-year basis. We initiated a position in Facebook halfway through the year after the stock had already risen significantly from its starting point at the beginning of the year. Shares climbed in the latter half of the year after the company reported steady user growth and strong revenue in the third quarter. Although the Fund’s position ended the period with a gain, it detracted

3

Hartford Balanced HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

from results relative to the S&P 500 Index, as the Fund did not hold the name earlier in the year. Shares of Tapestry, a luxury goods company formerly known as Coach, fell after the company missed on earnings and cut guidance early in the year, citing a volatile macroeconomic and geopolitical backdrop. In the second half of the year the stock was weighed down when the Kate Spade line did not return to sales growth as predicted, prompting the company to pull back on store openings for the brand. TD Ameritrade (Financials), Nektar Therapeutics (Healthcare), and Tapestry (Consumer Discretionary) were the top detractors from absolute returns during the period.

Top contributors to performance relative to the S&P 500 Index in the equity portion of the Fund during the period included KLA (Information Technology), Qualcomm (Information Technology), and Fortune Brands Home (Industrials). Shares of KLA, a semiconductor equipment company, traded higher on strong earnings and an upward revision in guidance. Some analysts see profit increasing due to advanced chips for 5G smartphones and artificial intelligence devices boosting demand for KLA’s chip-inspection equipment in the next few years. The stock also benefited from secular tailwinds from expectations around improved memory-chip prices and a return to growth for the industry. Shares of Qualcomm jumped early in the year after announcing it had reached a settlement with Apple ending a long-running legal dispute over royalty payments. In the fourth quarter of 2019, the company raised guidance on expectations of increased demand for its 5G technology as the market continues to accelerate. Shares of Fortune Brands Home, a U.S.-based provider of home and security products, rose after the stock was upgraded by some analysts on the outlook that exposure to repair and remodeling may offset concerns about a cyclical peak in homebuilding. Microsoft (Information Technology), Alphabet (Communication Services), and JPMorgan Chase (Financials) were the top contributors to absolute returns during the period.

The fixed income portion of the Fund outperformed the Bloomberg Barclays Government/Credit Bond Index during the period. Security selection within investment-grade credit was the largest contributor to outperformance relative to the Bloomberg Barclays Government/Credit Bond Index, particularly selection within the Industrials, Financials and Taxable Municipals sectors. An overweight to investment-grade credit was a modestly positive contributor overall, as positive impacts from an overweight to the Financials and Taxable Municipals sectors were largely offset by a negative impact from an underweight to the Industrials and Sovereign Bonds. Out-of-benchmark allocations to securitized sectors such as agency mortgage-backed securities (MBS) pass-throughs, collateralized loan obligations (CLOs), non-agency mortgage backed securities (NA MBS), and commercial mortgage-backed securities (CMBS) all contributed positively to performance. Duration/yield curve positioning contributed modestly over the period, particularly long positioning in the intermediate region of the yield curve. A modest out-of-benchmark allocation to Treasury Inflation-Protected Securities (TIPS) also contributed positively to performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

The U.S. economy grew 2.1% in the third quarter of 2019, with healthy consumer spending serving as the key driver of economic growth. The labor market remained strong, with job growth consistently exceeding expectations, wage growth hovering around 3%, and unemployment falling to a historic low of 3.5%. U.S. small business sentiment rose in November 2019, adding to signs that a key part of the economy is on positive footing. The Conference Board reported that consumer confidence remained elevated but eased throughout the quarter as expectations and optimism moderated amid a volatile global environment.

On the fixed income side, we believe credit valuations are modestly high given risks around geopolitics, trade tensions, and elections; however, supportive global central banks may continue to support asset valuations. We expect global inflation to remain benign, making it unlikely that we see a sustained move higher in global interest rates in 2020. We have positioned the fixed income portion of the Fund to be slightly overweight to duration relative to the Bloomberg Barclays Government/Credit Bond Index.

While we are increasingly cautious around the cycle and believe that credit fundamentals have deteriorated in part due to slowing earning growth, credit remains the main investment focus of the portfolio and we continue to look for opportunities within the sector. The Fund is overweight corporate credit relative to the Bloomberg Barclays Government/Credit Bond Index and has a bias towards more defensive sectors like Utilities and Telecommunications. We believe that the Taxable Municipals sector remains fairly valued and a high-quality diversifier relative to our corporate bond risk. We remain overweight to the sector, but have slightly reduced it recently, particularly within the not-for-profit hospitals space given secular challenges and tight valuations.

Within equities, the Fund ended the period with the Healthcare sector as its largest overweight and the Consumer Staples sector as its largest underweight. Within fixed income, we had a moderately pro-cyclical risk posture as of the end of the period, continuing to favor investment-grade credit. As of the end of the period, we increased the Fund’s out-of-benchmark mortgage allocation and favored low to mid coupon agency pass-throughs and collateralized mortgage obligations (CMOs) for their favorable prepayment profile. As of the end of the period, the Fund held a modest out-of-benchmark allocation to prime, NA MBS. As of the end of the period, the Fund also held an out-of-benchmark allocations to the securitized sectors such as asset backed securities, CLOs, and CMBS, which we believe offer attractive value and diversification relative to corporates. However, we are focused on acquiring high-quality issuance and senior portions of the capital structure in the securitized space.

At the end of the period, the Fund’s equity exposure was at 68.5% compared to 60% in its custom benchmark.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different asset classes. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment,

4

Hartford Balanced HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

and extension risk. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

Composition by Security Type(1)

as of December 31, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	67.7%

Total	67.7%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	2.7%
Corporate Bonds	17.6
Foreign Government Obligations	0.5
Municipal Bonds	0.9
U.S. Government Agencies(2)	2.3
U.S. Government Securities	7.1

Total	31.1%

Short-Term Investments	1.0
Other Assets & Liabilities	0.2

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of December 31, 2019.

5

Hartford Capital Appreciation HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 4/02/1984 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	31.28%	9.72%	11.23%
Class IB	30.96%	9.45%	10.95%
Class IC	30.63%	9.17%	10.68%
Russell 3000 Index	31.02%	11.24%	13.42%
S&P 500 Index	31.49%	11.70%	13.56%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.67%, 0.92% and 1.17%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

6

Hartford Capital Appreciation HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Managers

Gregg R. Thomas, CFA

Senior Managing Director and Director of Investment Strategy

Wellington Management Company LLP

Tom S. Simon, CFA, FRM

Senior Managing Director and Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Capital Appreciation HLS Fund returned 31.28% for the twelve-month period ended December 31, 2019, outperforming one of its benchmarks, the Russell 3000 Index, which returned 31.02% for the same period. For the same period, Class IA shares of the Fund underperformed its other benchmark, the S&P 500 Index, which returned 31.49% for the same period. For the same period, the Class IA shares of the Fund outperformed the 28.15% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the Russell 3000 Index, posted positive results over the trailing twelve-month period ending December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by an accommodative shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. By the summer of 2019, unresolved trade tensions between the U.S. and its trading partners unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter, as the U.S. economy remained resilient despite elevated geopolitical uncertainties and slowing global growth. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain the U.S. economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equity markets surged in the fourth quarter of 2019, as equities benefited from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019, cutting rates by 0.25%. Trade tensions continued to be volatile during the fourth quarter of 2019, but eased in December after the U.S. and China reached a phase one trade agreement.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. All eleven sectors in the Russell 3000 Index had positive returns during the period. The Information Technology (+49%), Communication Services (+32%), and Financials (+31%) sectors were the top performers, while the Energy (+10), Healthcare (+22%), and Materials (+24%) sectors lagged on a relative basis.

Sector allocation, a result of our bottom-up security selection process, detracted from performance relative to the Russell 3000 Index during the period. Underweight exposure to the Information Technology sector detracted the most and was only partially offset by an underweight exposure to the Energy sector, which contributed positively. Security selection contributed positively to performance relative to the Russell 3000 Index during the period. Strong stock selection in the Healthcare, Consumer Discretionary, and Materials sectors was only partially offset by weaker selection in the Communication Services, Information Technology, and Consumer Staples sectors, which detracted from relative performance.

Strategies included in the Fund are chosen based on extensive analysis of qualitative and quantitative factors. Risk factors managed within the overall portfolio include but are not limited to: growth, value, momentum, contrarian, high volatility, low volatility, quality and leverage. The Fund’s style factor exposures detracted from performance led by exposure to higher volatility factors; this was partially offset by the Fund’s smaller capitalization footprint and exposure to momentum and value factors. International exposure (country and currency) contributed positively to performance, with the Fund’s exposure within North America (United States) and Europe (Belgium and Germany) contributing the most to relative performance, and exposure to Japan detracting from relative performance.

The largest detractors from performance relative to the Russell 3000 Index over the period were underweight exposures to Apple (Information Technology) and Microsoft (Information Technology) as well as an out-of-benchmark exposure to Uber Technologies (Industrials). Apple engages in designing, manufacturing, and marketing mobile communication, media devices, personal computers, and portable digital music players. Apple’s stock was up during the period as the company repeatedly announced above-consensus earnings. Towards the end of the year, the services segment reaccelerated and iPhone volume forecasts improved leading to a stronger outlook for the company moving forward. We initiated a position in the stock during the period but the Fund remains underweight. The Fund’s underweight exposure to Microsoft, relative to the Russell 3000 Index, was another top detractor from relative performance. Strong earnings throughout the year propelled the stock higher during the year. In particular, growth in Azure, the company’s commercial cloud offering, helped overcome some of the weakness within the company’s gaming unit. We remain underweight relative to the benchmark and trimmed the Fund’s position during the period. Uber Technologies, a technology platform for people and things mobility, also detracted from relative performance. During the period, the valuation of the Fund’s private placement in the company declined amid well publicized negative events and the ultimate departure of its CEO. Following the initial public offering (IPO), the company delivered mixed

7

Hartford Capital Appreciation HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

results which drove the stock price down. As of the end of the period, the Fund continued to own the stock. 2U (Information Technology) and Pinterest (Communication Services) were among the top absolute detractors from performance during the period.

The largest contributors during the period to performance relative to the Russell 3000 Index were CoStar Group (Industrials), lack of exposure to Berkshire Hathaway (Financials), and Advanced Micro Devices (Information Technology). Costar Group is a provider of data and analytics for the commercial real estate industry. Shares of the company trended higher throughout the year as the company consistently met or exceeded market expectations for quarterly results during the year. We reduced the Fund’s exposure during the period; however, we still believe the stock is well positioned to benefit from continued positive company-specific and macro conditions. Berkshire Hathaway is a diversified company operating in property and casualty insurance and reinsurance, utilities and energy, freight rail transportation, finance, manufacturing, retailing, and services. Not holding the stock contributed positively to performance as the share price moved higher during the period but underperformed relative to the broader market. As of the end of the period, the Fund did not hold the stock. Advanced Micro Devices, a semiconductor manufacturer, reported strong results throughout the period that were in line with consensus estimates. Results were driven by strong sales of new client and server CPU business in addition to benefiting from a recovering gaming GPU market. As of the end of the period, the Fund continued to hold the stock. American Tower (Real Estate) and Microsoft (Information Technology) were among the top absolute contributors during the period.

During the period, the Fund, at times, uses derivative instruments such as currency forwards to hedge currency risk and/or equity index futures to hedge the market risk. During the period, the use of currency forwards did not have a significant impact on performance, while the use of equity index futures contributed modestly to results.

What is the outlook as of the end of the period?

At the end of the period, macro challenges created a volatile backdrop for the market in 2019, and we expect this to persist into the new year. We note an unusual lack of consensus across the industry around the macroeconomic outlook as of the end of the period, which leads to a wide range of potential outcomes from our perspective. As a result, we seek to balance the Fund’s risk allocations in an effort to guard against a possible downturn without giving up the potential for participating in the event of a market reacceleration. In our capital allocation framework, we seek to balance risk factor exposure in the Fund by allocating to underlying managers with varying investment styles, but all of whom focus on growth of capital as an objective.

In addition to persistent market volatility, we believe there could also be persistence in the factor volatility that we saw in 2019. We monitor the portfolio for meaningful changes in risk characteristics and seek to actively manage allocations with respect to a changing risk landscape. To that end, we seek to balance risk relative to various potential market outcomes.

At the end of the period, the Fund’s largest overweights were to the Healthcare and Industrials sectors, while the Fund’s largest underweights were to the Information Technology and Financials sectors, relative to the Russell 3000 Index.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different portfolio management teams. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small- and mid-cap securities can have greater risks and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks are generally greater for investments in emerging markets. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of December 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.0%
Consumer Discretionary	11.5
Consumer Staples	6.5
Energy	2.9
Financials	11.7
Health Care	17.8
Industrials	12.2
Information Technology	16.8
Materials	2.5
Real Estate	4.9
Utilities	3.3

Total	98.1%

Short-Term Investments	2.8
Other Assets & Liabilities	(0.9)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

8

Hartford Disciplined Equity HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 5/29/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	34.12%	12.61%	14.51%
Class IB	33.76%	12.33%	14.22%
S&P 500 Index	31.49%	11.70%	13.56%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s prospectus dated May 1, 2019, the total annual fund operating expense ratios for Class IA and Class IB were 0.78% and 1.03%, respectively. The Fund filed a supplement to its prospectus, dated November 27, 2019, with the U.S. Securities and Exchange Commission that updated the Fund’s total annual fund operating expense table effective January 1, 2020. However, the information in this annual report is as of December 31, 2019 and does not reflect any changes made to the total annual fund operating expense table in the prospectus, as supplemented. The total annual fund operating expense ratios shown in the supplement are as follows: 0.73% (Class IA) and 0.98% (Class IB). Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

9

Hartford Disciplined Equity HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Disciplined Equity HLS Fund returned 34.12% for the twelve-month period ended December 31, 2019, outperforming its benchmark, the S&P 500 Index, which returned 31.49% for the same period. For the same period, the Class IA shares of the Fund also outperformed the 29.61% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by an accommodative shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain the U.S. economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equity markets surged in the fourth quarter of 2019, as equities benefited from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019, cutting rates by 0.25%. Trade tensions were volatile during the fourth quarter of 2019 but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected given that the Republican-led Senate is unlikely to support his impeachment.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, all eleven sectors within the S&P 500 Index rose, led by the Information Technology (+50%), Communication Services (+33%), and Financials (+32%) sectors.

Security selection was the primary contributor to returns relative to the S&P 500 Index during the period, primarily within the Industrials, Healthcare, and Financials sectors, which more than offset weaker selection within the Energy and Communication Services sectors, which detracted from relative performance. Sector allocation, which is a residual of our bottom-up security selection process, detracted from relative results driven by an overweight to the Healthcare sector and an underweight to the Information Technology sector. This was partially offset by an underweight allocation to the Energy sector, which contributed positively to relative performance.

Top contributors to performance relative to the S&P 500 Index over the period were Leidos Holdings (Information Technology), Teradyne (Information Technology), and not owning Pfizer (Healthcare). Shares of Leidos advanced during the period, fueled by strong earnings. More recently, the company announced a $1.65 billion deal to acquire cybersecurity firm Dynetics. The purchase is expected to add both sales growth and margins. Shares of the chip maker Teradyne also rose during the period. Due to strength in China for smartphone testing and base station testing, the company finished 2019 on a very strong note with an aggressive 5G base station camp. Pfizer is a U.S.-based biopharmaceutical company. The stock underperformed on the announcement of the company’s plans to merge its off-patent drugs business with generic drug manufacturer Mylan, which the market did not like. Apple (Information Technology) was the top absolute contributor to performance during the period.

The largest detractors from performance relative to the S&P 500 Index over the period were Apple (Information Technology), NetApp (Information Technology), and GoDaddy (Information Technology). Shares of the tech giant Apple advanced during the period. The company recently reported positive fourth-quarter 2019 results, beating consensus estimates and benefiting from a surge in sales in its wearable market. The Fund’s underweight position in the company’s stock detracted from relative results. GoDaddy, one of the global leaders in domain name registry and web hosting and business applications, was

10

Hartford Disciplined Equity HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

among the top detractors from relative performance. Shares of the company underperformed after a slowdown in growth in the company’s web hosting business and a CEO transition. Shares of NetApp declined during the period after the company announced disappointing first-quarter fiscal year results and revised its previously issued guidance for full year 2020. NetApp was the top absolute detractor during the period, and we eliminated the Fund’s position.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

As we look ahead to 2020, many of the constructive fundamental drivers of U.S. economic growth in 2019 persist. We believe labor markets remain healthy, and wage gains continue to bolster consumer confidence, but may not trigger outsized inflation due to continued productivity improvements. In our view, the U.S. housing market has turned the corner after six quarters of negative growth, responding to rate cuts by the Fed. Moving forward, Fed action is likely to be more gradual, having now achieved targeted levels of inflation. This may also result in less volatility for the U.S. dollar.

We believe trade negotiations between the U.S. and China will remain vitally important to markets. In our view, the year ended with encouraging progress; the “List 4” tariffs slated for December implementation were delayed, and indications that forward progress for a phase one agreement were in place. Additionally, the U.S. House of Representatives passed the tri-party United States-Mexico-Canada Agreement (USMCA), a replacement for the North American Free Trade Agreement (NAFTA), which is expected to be ratified by the U.S. Senate. The ratification of this trade agreement is expected to provide important certainty to North American supply chains. As the new year begins, we believe that U.S. politics will first be dominated by a historic presidential impeachment trial in the U.S. Senate, before yielding to a rapid succession of Democratic primaries which will provide more certainty into both the eventual Democratic candidate as well as the main platform issues to be put forward by that party in the presidential election. The outcome at the ballot box could warrant future action in the Fund, but given the wide range of possible outcomes at this point, we believe that this bears more monitoring than action at this time.

At the end of the period, the Fund’s largest overweights relative to the S&P 500 Index were to the Healthcare, Consumer Staples, and Industrials sectors, while the Fund’s largest underweights relative to the S&P 500 Index were to the Communication Services, Energy, and Information Technology sectors.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.

Composition by Sector(1)

as of December 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.1%
Consumer Discretionary	9.1
Consumer Staples	10.4
Energy	1.6
Financials	13.7
Health Care	17.6
Industrials	10.5
Information Technology	20.8
Materials	1.9
Real Estate	2.4
Utilities	4.6

Total	99.7%

Short-Term Investments	0.4
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

11

Hartford Dividend and Growth HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 3/09/1994 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	28.60%	10.35%	12.26%
Class IB	28.30%	10.08%	11.98%
S&P 500 Index	31.49%	11.70%	13.56%
Russell 1000 Value Index	26.54%	8.29%	11.80%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.68% and 0.93%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

12

Hartford Dividend and Growth HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Managers

Edward P. Bousa, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark E. Vincent

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Nataliya Kofman

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

* Edward P. Bousa, CFA announced his plan to retire, and effective June 30, 2020, he will no longer serve as a portfolio manager for the Fund.

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Dividend and Growth HLS Fund returned 28.60% for the twelve-month period ended December 31, 2019, underperforming one of its benchmarks, the S&P 500 Index, which returned 31.49% for the same period. For the same period, Class IA shares of the Fund outperformed its other benchmark, the Russell 1000 Value Index, which returned 26.54% for the same period. For the same period, the Class IA shares of the Fund outperformed the 24.43% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by an accommodative shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war between the U.S. and China and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equity markets surged in the fourth quarter of 2019, as equities benefited from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019, cutting rates by 0.25%. Trade tensions were volatile during the fourth quarter of 2019 but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected given that the Republican-led Senate is unlikely to support his impeachment.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, all eleven sectors within the S&P 500 Index posted positive returns, led by the Information Technology (+50%), Communication Services (+33%), and Financials (+32%) sectors. The Energy (+12%), Healthcare (+21%), and Materials (+25%) sectors lagged on a relative basis.

Sector allocation, a result of our bottom-up stock selection process, was the primary driver of underperformance relative to the S&P 500 Index during the period. An underweight to the Information Technology sector and an overweight to the Energy sector detracted from relative performance. This was partially offset by underweights to the Consumer Discretionary and Consumer Staples sectors, which contributed positively to relative performance. Additionally, security selection positively contributed to relative performance during the period. Strong selection within the Energy, Financials, and Industrials sectors were partially offset by weaker selection within the Information Technology and Communication Services sectors, which detracted from relative performance.

The Fund’s top detractor from performance relative to the S&P 500 Index was the Fund’s underweight to Apple (Information Technology). Returns were also held back by overweights to Verizon Communications (Communication Services) and Pfizer (Healthcare). Shares of Apple gained throughout the year, following the company’s strong services acceleration, in addition to strength in the company’s wearables division, which includes watches, AirPods, and Beats headphones. Despite reporting strong wireless service revenue, coupled with a positive

13

Hartford Dividend and Growth HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

outlook, Verizon’s stock price faltered during the period as net customer additions were a bit weaker than anticipated. Pfizer’s share price declined after the company announced its Upjohn business merger with Mylan.

Top contributors to performance relative to the S&P 500 Index over the period included overweight allocations to Hess (Energy) and KLA (Information Technology), as well as not holding benchmark constituent Berkshire Hathaway (Financials). Hess traded well due to higher oil prices over the period, and we believe the company remains well positioned over the next several years due to its significant oil discovery in Guyana. KLA continued to outperform its semiconductor equipment peer group with strong fourth-quarter 2019 earnings and guidance for September that beat consensus expectations. The Fund’s overweight position in KLA also contributed positively to relative performance during the period. Not holding Berkshire Hathaway contributed positively to performance as the share price moved higher during the period but underperformed relative to the broader market. As of the end of the period, we do not hold Berkshire Hathaway in the Fund.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Despite much volatility and changes in market leadership throughout 2019, the combination of stabilizing economic data, accommodative central banks, and continued optimism around an eventual trade deal between the U.S. and China provided a favorable backdrop for equities. We expect that 2020 will be somewhat more challenging for robust stock returns due to higher valuations at the start of the year, limited room for further easing by central banks, and the many uncertainties related to geopolitics.

Notably, the consumer was particularly strong in 2019 as low unemployment, tax rebates, and solid spending helped propel the economy forward. While we believe the economy will still benefit from strong consumer support, it will likely be less significant. We are enthusiastic about the prospects for many individual businesses.

At the end of the period, the Fund’s largest overweights relative to the S&P 500 Index were to the Financials, Energy, and Healthcare sectors, while the Fund’s largest underweights were to the Information Technology and Consumer Discretionary sectors.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of December 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.5%
Consumer Discretionary	5.4
Consumer Staples	5.6
Energy	7.7
Financials	20.7
Health Care	16.2
Industrials	8.7
Information Technology	14.5
Materials	3.1
Real Estate	3.1
Utilities	3.9

Total	98.4%

Short-Term Investments	1.6
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

14

Hartford Global Growth HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 9/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	32.61%	13.28%	12.67%
Class IB	32.29%	12.98%	12.38%
MSCI World Growth Index (Net)	33.68%	11.09%	11.08%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.80% and 1.05%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

15

Hartford Global Growth HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Managers

John A. Boselli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew D. Hudson, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Global Growth HLS Fund returned 32.61% for the twelve-month period ended December 31, 2019, underperforming its benchmark, the MSCI World Growth Index (Net), which returned 33.68% for the same period. For the same period, the Class IA shares of the Fund outperformed the 29.19% average return of the Lipper Global Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the twelve-month period ended December 31, 2019, global equities rose more than 26.6% as measured by the MSCI ACWI Index. In the first quarter of 2019, global markets recovered and surged due to productive trade negotiations between the U.S. and China, and due to accommodative rhetoric and policy actions from the major central banks. In the second quarter of 2019, global equities rose for the second straight quarter. Trade tensions between China and the U.S. escalated in May but eased at the end of the quarter after the two countries agreed to resume trade negotiations at the G20 summit. The United Kingdom’s (U.K.’s) exit from the European Union (EU), also known as Brexit, was a major concern, with the U.K. avoiding an abrupt no-deal departure after the EU leaders granted the U.K. a flexible extension. U.K. Prime Minister Theresa May announced that she would resign after failing to secure a Brexit deal. In the third quarter of 2019, Boris Johnson was appointed as the new prime minister of the U.K. after his victory in the Conservative Party leadership contest. U.K. opposition parties vowed to block Prime Minister Johnson’s bid for a general election and Parliament passed legislation requiring him to request an additional extension to the Brexit process if he failed to secure an acceptable deal. On the monetary front, the U.S. Federal Reserve (Fed) cut interest rates in July, September, and October to extend the U.S. economic expansion amid a slowdown in growth and trade uncertainty. The European Central Bank (ECB) unveiled a sweeping, long-term economic stimulus package to bolster the Eurozone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more favorable bank lending conditions. In the fourth quarter, waning recession fears and forecasts for improving global growth in 2020 helped to bolster risk sentiment, while geopolitics and trade disputes continued to be major drivers of market volatility. The U.S. canceled tariffs that were scheduled to take effect in an effort to secure a phase one trade deal with China. U.K. equities rose after the Conservative Party’s victory in the general election lifted the uncertainty about the country’s departure from the EU and eliminated concerns about the Labor Party’s plans to nationalize large swaths of the nation’s economy.

During the period, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 Index and MSCI EAFE Index, respectively, and emerging-market equities underperformed their developed-market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively. Within the MSCI World Growth Index (Net), all sectors posted positive returns during the period. The Information Technology (54%), Materials (34%), and Communication Services (33%) sectors gained the most during the period.

The Fund slightly underperformed the MSCI World Growth Index (Net) during the period. In particular, selection in the Information Technology, Communication Services, and Consumer Staples sectors detracted most from relative performance, which was partially offset by stronger selection in the Financials, Real Estate, and Industrials sectors, all of which contributed positively to relative performance. The Fund’s overweight to the Healthcare, Financials, and Communication Services sectors detracted most from relative performance. However, this was partially offset by an overweight to the Information Technology sector, which contributed positively to relative performance.

The top detractors from the Fund’s performance relative to the MSCI World Growth Index (Net) were an underweight position in Apple (Information Technology), and overweight positions in TD Ameritrade (Financials) and Uber (Industrials). Shares of Apple, which specializes in mobile devices and digital content distribution, outperformed over the period. In Apple management’s second-quarter release, the company announced strong guidance ahead of expectations as iPhone results were not as bad as feared, services remained strong, and wearables surprised to the upside. TD Ameritrade, a U.S.-based online securities broker, announced the departure of CEO Tim Hockey. The news surprised investors and put pressure on the stock price. We sold this position in the Fund in order to invest in more attractive opportunities in our view. The shares of Uber, a technology platform offering transportation and food ordering services, experienced material regulatory and competitive pressures amid inconsistent operating results. Top absolute detractors from Fund performance included Eisai (Healthcare) and Micron Technology (Information Technology).

Top contributors to the Fund’s performance relative to the MSCI World Growth Index (Net) during the period were Advanced Micro Devices (Information Technology), Seattle Genetics (Healthcare), and MediaTek (Information Technology). Shares of Advanced Micro Devices, a semiconductor manufacturer, performed well as the company continued to grow market share across desktop, mobile, and server CPUs. Seattle Genetics, a biotechnology firm focused on developing treatments for cancer, saw its stock price rise during the period after reporting positive Phase 3 results for a drug that treats metastatic breast cancer. Semiconductor chip designer, MediaTek, posted positive results amid

16

Hartford Global Growth HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

rising demand for next generation technologies, such as connected consumer products and 5G internet. Microsoft (Information Technology) was a top absolute contributor to Fund performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Looking ahead, we expect that our focus will remain on stock selection driven by bottom-up, fundamental research, regular meetings with the management of leading companies globally, and leveraging the deep research capabilities of our firm. However, we believe that risks remain on the horizon, including the upcoming U.S. elections, trade negotiations between the U.S. and China, and increased geopolitical tensions globally. We remain focused on seeking companies with improving fundamentals and catalysts that we think should lead to accelerating earnings growth above consensus expectations.

At the end of the period, the Fund’s largest sector overweights were to the Information Technology, Communication Services, and Financials sectors, while the Fund’s largest underweights were to the Industrials, Healthcare and Materials sectors, relative to the MSCI World Growth Index (Net).

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different portfolio management teams. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Mid-cap securities can have greater risk and volatility than large-cap securities. •Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Country(1)

as of December 31, 2019

Country	Percentage of Net Assets
Bermuda	0.7%
Brazil	0.4
Canada	1.1
China	4.3
France	2.0
Germany	0.6
Hong Kong	1.3
India	0.5
Ireland	0.5
Italy	1.2
Japan	2.0
Netherlands	1.4
Portugal	0.5
Russia	0.5
South Korea	0.5
Spain	0.5
Sweden	1.6
Switzerland	4.0
Taiwan	1.8
United Kingdom	5.8
United States	68.5
Short-Term Investments	1.1
Other Assets & Liabilities	(0.8)

Total	100.0%

(1)

The table above is based on Bloomberg’s country of risk classifications. For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

17

Hartford Growth Opportunities HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 3/24/1987 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	30.68%	13.76%	14.91%
Class IB	30.35%	13.48%	14.62%
Class IC	30.04%	13.20%	14.34%
Russell 3000 Growth Index	35.85%	14.23%	15.05%
Russell 1000 Growth Index	36.39%	14.63%	15.22%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.65%, 0.90% and 1.15%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

18

Hartford Growth Opportunities HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Managers

Michael T. Carmen, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

* Effective March 1, 2020, Michael T. Carmen, CFA will no longer serve as a portfolio manager for the Fund.

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Growth Opportunities HLS Fund returned 30.68% for the twelve-month period ended December 31, 2019, underperforming its benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned 35.85% and 36.39%, respectively, for the same period. For the same period, the Class IA shares of the Fund also underperformed the 31.17% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by an accommodative shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war between the U.S. and China and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain the U.S. economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equity markets surged in the fourth quarter of 2019, as equities benefited from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019, cutting rates by 0.25%. Trade tensions were volatile during most of the fourth quarter of 2019 but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected given that the Republican-led Senate is unlikely to support his impeachment.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, all sectors within the Russell 3000 Growth Index rose, led by the Information Technology (+51%) and Communication Services (+34%) sectors. The Energy (+6%) sector lagged on a relative basis.

The Fund’s underperformance versus the Russell 3000 Growth Index was primarily driven by adverse security selection within the Communication Services, Information Technology, and Industrials sectors. Favorable selection within the Healthcare and Consumer Discretionary sectors partially offset negative results. Sector allocation, a residual of the bottom-up stock selection process, also detracted from returns relative to the Russell 3000 Growth Index during the period, due primarily to an underweight allocation to the Information Technology sector and an overweight allocation to the Consumer Discretionary sector.

Top detractors from performance relative to the Russell 3000 Growth Index during the period included Apple (Information Technology), WeWork (Industrials), and Uber Technologies (Industrials). Shares of Apple, a provider of consumer electronics, rose over the year on strong earnings and an increase in sales in its wearable market. Sales of Apple Watch, AirPods, and Beats headphones nearly tripled in the fourth quarter of 2019 on a year-over-year basis. The Fund’s underweight to Apple relative to the Russell 3000 Growth Index detracted from relative performance. WeWork is a real estate company that provides shared workspaces. The company had filed its S-1 registration ahead of an upcoming initial public offering (IPO) which was subsequently pulled. Investor concerns over the CEO and business model viability caused valuations to decline. Shares of Uber, a ride-hailing company, traded lower after the company reported second-quarter revenue that missed expectations and fears of a global slowdown posed difficult conditions. Pinterest (Communication Services) was a top absolute detractor from performance during the period.

Stocks that contributed the most to performance relative to the Russell 3000 Growth Index during the period were Insulet (Healthcare), Advanced Micro Devices (Information Technology), and Shopify (Information Technology). Insulet, a U.S.-based medical device company, performed well during the period. The company reported

19

Hartford Growth Opportunities HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

stronger–than-expected third-quarter 2019 results, beating consensus estimates. Furthermore, Insulet gained Federal Drug Administration (FDA) approval for the use of Novo Nordisk’s Fiasp, a fast-acting insulin. Shares of Advanced Micro Devices (AMD), a semiconductor company, rose towards the end of the period after Microsoft unveiled several new Surface laptops using AMD CPU chips. This was viewed by investors as a positive for AMD’s latest CPUs and its competitive positioning against its competitor, Intel. The company also benefited from the announcement of a phase one trade deal between the U.S. and China. Shares of Shopify, a global commerce company, rose during the period. The company reported better-than-expected results driven by international expansion and increased its 2019 income forecast guidance. Amazon (Consumer Discretionary) was a top absolute contributor to performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Looking ahead, we have a slightly more positive outlook from a macro standpoint as we begin 2020. We believe U.S. economic fundamentals remain solid, and we believe valuations are reasonable. U.S.-China trade tensions have eased, and, barring any re-escalation or additional tariffs, we believe growth may resume. Though the upcoming U.S. election creates some uncertainty, the chances of a more pro-market outcome have increased. Across the Fund, we seek to take a balanced view and weigh potential risk and reward.

At the end of the period, our bottom-up investment approach resulted in the Fund’s overweight exposures to the Consumer Discretionary, Healthcare, and Financials sectors, relative to the Russell 3000 Growth Index. The Fund’s largest underweights relative to the Russell 3000 Growth Index were to the Information Technology, Consumer Staples, and Real Estate sectors, at the end of the period.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Mid-cap securities can have greater risk and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of December 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	10.9%
Consumer Discretionary	23.6
Consumer Staples	1.0
Financials	3.6
Health Care	19.6
Industrials	10.1
Information Technology	29.8
Real Estate	0.2

Total	98.8%

Short-Term Investments	3.7
Other Assets & Liabilities	(2.5)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

20

Hartford Healthcare HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 5/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	33.95%	10.58%	16.19%
Class IB	33.68%	10.31%	15.90%
S&P Composite 1500 Health Care Index	20.87%	10.69%	15.17%
S&P 500 Index	31.49%	11.70%	13.56%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.89% and 1.14%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

21

Hartford Healthcare HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Healthcare HLS Fund returned 33.95% for the twelve-month period ended December 31, 2019, outperforming the Fund’s benchmarks, the S&P Composite 1500 Health Care Index, which returned 20.87%, and the S&P 500 Index, which returned 31.49%, for the same period. For the same period, the Class IA shares of the Fund outperformed the 26.24% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. healthcare equities (+21%) underperformed the broader U.S. equity market (+31%) and global equity market (+28%) during the period, as measured by the S&P Composite 1500 Healthcare Index, S&P 500 Index, and the MSCI World Index, respectively. Within the S&P Composite 1500 Health Care Index, the Medical Technology sector returned +29%, the Healthcare Services sector returned +21%, the Large-cap Biopharma sector returned +16%, the Mid-cap Biopharma sector returned +9%, and the Small-cap Biopharma sector returned -5%.

The Fund outperformed the S&P Composite 1500 Health Care Index over the period due primarily to favorable security selection decisions. Security selection was strongest in the Small- and Mid-cap Biopharma sectors. Sector allocation detracted from performance relative to the S&P Composite 1500 Health Care Index during the period. An overweight to the Small- and Mid-cap Biopharma sectors detracted from relative results during the period, more than offsetting positive results from an underweight to the Large-cap Biopharma sector.

Medicines Co. (Mid-cap Biopharma), Seattle Genetics (Mid-cap Biopharma), and Loxo Oncology (Mid-cap Biopharma) were the top contributors to performance relative to the S&P Composite 1500 Health Care Index during the period. Medicines Co. and Novartis announced an agreement in which Novartis would acquire Medicines Co. for $9.7 billion, or $85 per share, reflecting a 41% premium to the stock’s 30-day volume weighted average price prior to the announcement. Upon this news, we eliminated the position to take profits. Seattle Genetics is a biopharmaceutical company that develops monoclonal antibody-based targeted therapies for the treatment of cancer and autoimmune diseases. Shares outperformed over the period, most notably driven by positive trial results of the drug tucatinib, which met the primary endpoint of progression-free survival in treating patients with certain types of breast cancer. Loxo Oncology, a U.S.-based oncology-focused biopharmaceutical company, agreed to be acquired by Eli Lilly at a 68% premium in January 2019, and we subsequently eliminated the position in the Fund to take profits. The three names above were also the top contributors to absolute performance during the period.

Alkermes (Mid-cap Biopharma), Celgene (Large-cap Biopharma), and Wave Life Sciences (Small-cap Biopharma) detracted most from results relative to the S&P Composite 1500 Health Care Index over the period. Shares of Alkermes, a biopharmaceutical company commercializing neuropsychiatric drugs, detracted from relative returns, as the company reported disappointing first-quarter sales for one of its key growth products, Aristada. However, the company has a phase III drug, which is anticipated to be a safer version of the generic drug Zyprexa, used for treating schizophrenia and bipolar 1 disorder. The drug has shown positive results and a new drug application was submitted to the Food and Drug Administration (FDA) in November. The Fund’s underweight position in Celgene detracted from relative performance as shares traded higher on news that Bristol-Myers Squibb was acquiring the firm at a significant premium. Subsequently, we eliminated the position in the Fund after the news was reflected in the stock price. Wave Life Sciences is developing drugs for neurological and neuromuscular disorders. The stock’s price went down sharply on the surprise announcement that the company would be discontinuing its Duchenne muscular dystrophy program due to lack of efficacy. Additionally, the company released data for its drug being studied for use in treating Huntington’s disease, which showed disappointing efficacy and a dose-dependent response. Amneal Pharmaceuticals (biopharma) was a top detractor from absolute performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Looking ahead to 2020, we are cautiously optimistic about the sector’s prospects, despite the upcoming presidential elections and potential macro overhang. Key focus areas for investors include the proposed nationalization of healthcare in the form of “Medicare for All,” as proposed by several leading Democratic candidates for president, and the potential for greater governmental involvement in drug pricing, some form of which seems to enjoy bipartisan support. Despite the heightened election-year rhetoric, we continue to believe that fundamental structural reform of the U.S. healthcare system is unlikely. We believe “Medicare

22

Hartford Healthcare HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

for All” has little chance of becoming law regardless of the outcome of the 2020 elections. As for drug pricing, the biotech and pharma industry groups have stated that they would willingly relinquish some of their profits in order to reduce patient out-of-pocket drug costs and thus hopefully avoid the worst-case outcome of drug price-setting by the government. Whether any drug pricing legislation or regulation comes to pass remains to be seen, as politicians in Washington D.C. are currently preoccupied with other issues in our view.

In selecting stocks for the Fund, we seek companies that develop innovative products designed to address important unmet medical needs. Over the long term, we believe that innovation, an aging population, and the globalization of demand for cutting-edge Western-style medicines may continue to drive growth of the sector.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Risks of focusing investments on the healthcare related sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Small- and mid-cap securities can have greater risk and volatility than large-cap securities.

Composition by Subsector(1)

as of December 31, 2019

Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	23.5%
Health Care Equipment & Supplies	23.7
Health Care Providers & Services	15.4
Health Care Technology	1.2
Life Sciences Tools & Services	8.4
Pharmaceuticals	26.8

Total	99.0%

Short-Term Investments	2.7
Other Assets & Liabilities	(1.7)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.

23

Hartford High Yield HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 9/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	15.06%	5.50%	7.09%
Class IB	14.73%	5.23%	6.82%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	14.32%	6.13%	7.57%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information prior to March 5, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of March 5, 2012 HIMCO no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.78% and 1.03%, respectively. Gross and net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

24

Hartford High Yield HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Manager

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford High Yield HLS Fund returned 15.06% for the twelve-month period ended December 31, 2019, outperforming its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index, which returned 14.32% for the same period. For the same period, the Class IA shares of the Fund outperformed the 13.65% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed-income markets generated largely positive total returns, driven by a decline in sovereign debt yields across most markets – particularly in the first three quarters of 2019. By the end of the period, yields increased across most markets amid stabilizing global activity indicators and progress on trade talks, despite continued accommodative global central bank policies. Geopolitical uncertainty remained elevated amid ongoing trade talks between the United States (U.S.) and China, negotiations surrounding the United Kingdom’s (U.K.’s) exit from the European Union (EU), also known as “Brexit”, and U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened due to optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies. The U.S. dollar cemented its safe-haven status, strengthening versus most currencies amid trade frictions and slowing global growth prospects. Inflation showed no meaningful acceleration even as wage growth edged higher.

Global monetary policies continued along a more accommodative path, in aggregate. The U.S. Federal Reserve (Fed) cut interest rates three times before deciding to take a more patient approach on future adjustments. Meanwhile, the European Central Bank (ECB) launched a package of stimulus measures, including an interest rate cut, resumption of asset purchases that the central bank plans to continue “as long as necessary,” and the introduction of tiered deposit rates to exempt banks from negative interest rates. The Bank of Japan (BoJ) maintained its short-term negative interest rate policy, while pledging to guide 10-year government bonds to around 0.0%. The Norges Bank, an outlier among major central banks this year, increased interest rates three times but trimmed the projected path for interest rate increases, citing global uncertainties.

For much of 2019, sovereign debt yields fell due to global economic uncertainty, accommodative shifts by central banks, and escalating trade tensions. However, yields began to increase as U.S.-China trade tensions softened later in the year. A flight to safe-haven assets earlier in the year – in addition to accommodative Fed policy – led to a decline in U.S. yields. As German bund yields fell to record lows over the year – and the entire German yield curve fell into negative territory by August – investors seeking yield put their money to work in the U.S. Persistent Brexit uncertainty contributed positively to lower yields in the U.K., while

Australian yields also dipped over the period, due to accommodative rhetoric from the Reserve Bank of Australia and weak economic data.

The Canadian dollar outperformed all major currencies in 2019, as solid economic data and higher interest rates relative to the rest of the world supported the currency. The U.S. dollar performed well against most currencies throughout the year but slid in the final months of 2019 following favorable trade policy developments. After a volatile year filled with concerns over Brexit negotiations, the British pound finished the year as the second-best performing major currency. Slowing Eurozone economic data and political uncertainty prompted weakness in the euro. The Chinese renminbi declined amid U.S.-China trade tensions and an easing of monetary policy.

Most major credit risk sectors posted positive returns over the period, against a backdrop of accommodative global central bank policies and improvements in U.S.-China trade talks. Higher-yielding sectors outperformed investment-grade credit, benefiting from continued investor demand for yield-producing assets.

The Bloomberg Barclays U.S. Corporate High Yield Index returned 14.32% for the twelve months ended December 31, 2019 and outperformed duration-equivalent Treasuries by 9.34%. The option-adjusted spread (OAS) of the index was 3.36% on December 31, 2019, which was tighter than it was twelve months ago (5.26%).

During the period, sector allocation decisions modestly detracted from the Fund’s returns relative to the Bloomberg Barclays U.S. Corporate High Yield Index, mainly driven by the Fund’s overweight allocation to the Energy sector and underweight to the Retail sector. This was partially offset by overweights to the Gaming and Financial Institutions sectors, which contributed positively to relative returns.

However, security selection decisions were strong contributors to returns relative to the Bloomberg Barclays U.S. Corporate High Yield Index, primarily driven by selection within the Energy and Financial Institutions sectors. This was partially offset by weaker selection in the Metals and Mining and Home Construction sectors, which detracted from relative performance.

Positioning in securities with higher credit quality detracted from performance relative to the Bloomberg Barclays U.S. Corporate High Yield Index during the period, primarily due to an underweight to BB rated securities.

Over the period, the Fund had a small position in the High Yield Credit Default Swap Index (CDX). The Fund’s CDX position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund. This position had a positive impact on performance during the period.

The Fund also used other types of derivatives on a limited basis during the period for risk management purposes. Over the trailing twelve months, the Fund employed currency forwards to minimize active

25

Hartford High Yield HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

currency risk from investments in non-dollar-denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards contributed positively to performance relative to the Bloomberg Barclays U.S. Corporate High Yield Index over the period.

What is the outlook as of the end of the period?

We expect range-bound high-yield spreads in 2020 with pockets of volatility presenting attractive opportunities in our view. We assign a low probability of U.S. and euro area recession in 2020, but the longer-term macro outlook remains unclear. We believe that issuer fundamentals across high-yield issuers remain solid overall as of the end of the period, but have been weakening modestly. We view spreads on CCC-rated debt as attractive and believe selectively increasing exposure to CCC rated issuers with improving credit profiles is prudent. While we believe selectively owning CCC rated bonds presents good total return opportunities, we also expect bouts of spread widening around developments on the U.S. presidential campaign, Brexit, Italian politics, and emerging markets growth that we believe will present attractive investment opportunities. We favor the Gaming sector due to favorable consumer trends and low expected supply growth; however, we remain cautious on the Retail sector, which suffers from secular decline, as brick-and-mortar stores continue to lose market share to e-commerce companies.

The Fund ended the period with the largest overweights to the Technology and Gaming sectors and the largest underweights to the Retail and Media and Entertainment sectors. From a credit quality perspective, the Fund was overweight B rated and underweight BB rated and CCC and below-rated securities.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of December 31, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.9%
Escrows	0.9

Total	1.8%

Fixed Income Securities
Convertible Bonds	1.1%
Corporate Bonds	89.1
Senior Floating Rate Interests	5.2

Total	95.4%

Short-Term Investments	1.5
Other Assets & Liabilities	1.3

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

26

Hartford International Opportunities HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 7/02/1990 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	26.43%	5.83%	6.26%
Class IB	26.14%	5.57%	6.00%
MSCI ACWI ex USA Index (Net)	21.51%	5.51%	4.97%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.73% and 0.98%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

27

Hartford International Opportunities HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Managers

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA of the Hartford International Opportunities HLS Fund returned 26.43% for the twelve-month period ended December 31, 2019, outperforming its benchmark, the MSCI All Country World (ACWI) ex USA Index (Net), which returned 21.51% for the same period. For the same period, the Class IA shares of the Fund underperformed the 26.82% average return of the Lipper International Large-Cap Growth Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the twelve-month period ended December 31, 2019, international equities rose 21.51%, as measured by the MSCI ACWI ex USA Index (Net). In the first quarter of 2019, both United States (U.S.) and international markets recovered from a weak fourth quarter 2019 and surged due to productive trade negotiations between the U.S. and China, as well as by accommodative rhetoric and policy actions from the major central banks. The United Kingdom’s (U.K.’s) plan to leave the European Union (EU), also known as “Brexit,” remained a key area of concern with the British Parliament rejecting U.K. Prime Minister Theresa May’s deal for the third time. Oil prices benefited equity markets in a number of emerging markets countries, including Colombia and Russia. In the second quarter of 2019, trade tensions between China and the U.S. escalated in May but eased at the end of the quarter after the two countries agreed at the G20 summit to resume trade negotiations. Brexit was a major concern for the markets, with the U.K. avoiding an abrupt no-deal departure after the EU leaders granted the U.K. a flexible extension until October 31, 2019. U.K. Prime Minister Theresa May announced that she would resign on June 7, 2019 after failing to secure a Brexit deal. In the third quarter of 2019, Boris Johnson was appointed as the new Prime Minister of the U.K. after his victory in the Conservative Party leadership contest. U.K. opposition parties vowed to block Prime Minister Johnson’s bid for a general election, and Parliament passed legislation requiring him to request an extension to the Brexit process if he failed to secure an acceptable deal. On the monetary front, the European Central Bank (ECB) unveiled a sweeping, long-term economic stimulus package to bolster the Eurozone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more favorable bank lending conditions.

Emerging-markets equities lagged in the third quarter as Chinese equities were affected by trade tensions and slowing economic growth. Argentina’s stock market collapsed in August 2019 following President Mauricio Macri’s unexpected defeat by left-wing opposition leader Alberto Fernandez in the national primary elections. In the fourth quarter of 2019, waning recession fears and forecasts for improving global growth in 2020 helped to bolster risk sentiment among investors, while geopolitics and trade disputes continued to be major drivers of market volatility. The U.S. canceled tariffs that were scheduled to take effect on December 15, 2019 in an effort to secure a phase one trade deal with China. U.S. President Donald Trump subsequently announced that the first phase of a trade agreement would be signed on January 15, 2020, providing significant relief to global markets. U.K. equities rose after the Conservative Party’s victory in the general election lifted the uncertainty about the country’s departure from the EU and eliminated concerns about the Labor Party’s plans to nationalize large swaths of the nation’s economy. Chinese equities rebounded strongly during the fourth quarter of 2019, rebounding from the third quarter of 2019 amid the renewed trade optimism. Brazil also saw strong equity performance amidst signs of steady growth, declining inflation, and accommodative monetary policy. Finally, Argentina also recovered some of its prior quarter losses, bolstered by greater transparency into the new government’s plans to renegotiate public debt and alleviate pressing social issues.

During the period, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 Index and MSCI EAFE Index, respectively, and developed-market equities outperformed their emerging-market counterparts, as measured by the MSCI World Index and MSCI Emerging Markets Index, respectively. Within the MSCI ACWI ex USA Index (Net), all of the eleven sectors posted positive returns during the period; the Information Technology (+41%), Healthcare (+28%), and Consumer Discretionary (+28%) sectors were the top performers.

Security selection effects drove the Fund’s outperformance relative to the MSCI ACWI ex USA Index (Net) during the period. Selection was strongest within the Consumer Discretionary, Communication Services, and Financials sectors. This was partially offset by weaker selection within the Information Technology sector, which detracted from relative performance during the period. Sector allocation, a result of our bottom-up security selection process, was a slight contributor to performance relative to the MSCI ACWI ex USA Index (Net) during the period. Relative underweights to the Energy and Financials sectors benefited results, while an overweight to the Communication Services sector partially detracted from relative performance. On a regional basis, security selection within Europe and Emerging Markets made notable positive contributions.

New Oriental Education (Consumer Discretionary), Cellnex Telecom (Communication Services), and Ferrari (Consumer Discretionary) were among the top contributors to the Fund’s performance relative to the MSCI ACWI ex USA Index (Net) during the period. New Oriental Education is a China-based educational services provider. The stock price rose following the company’s release of its fiscal year second quarter 2019 earnings in which revenue, margin, and guidance came in

28

Hartford International Opportunities HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

ahead of expectations thanks to strong momentum from the K12 segment. Shares of Cellnex, the largest independent European wireless tower operator, performed strongly after it announced the acquisition of a portfolio of towers in Italy, France, and Switzerland. Mergers & acquisitions (M&A) is a part of our investment thesis for Cellnex, and we expect the company to create value for shareholders over time by increasing tenancy ratios and driving asset efficiency from its growing asset base. The stock price for Ferrari performed well in the latter part of the twelve-month period as the Italy-based luxury sports car manufacturer posted strong first-quarter 2019 earnings which exceeded consensus expectations.

Top detractors from performance relative to the MSCI ACWI ex USA Index (Net) during the period included Unilever (Consumer Staples), Sony (Consumer Discretionary), and EnCana (Energy). Shares of Unilever fell during the latter half of the period as management announced sales were expected to miss their target for the 2019 fiscal year, citing a slowdown in the South Asia region which had been a growth driver for the company. Weakness in North America and West Africa also weighed on expectations. Sony’s stock price dropped after reporting lower-than-expected quarterly revenue led by losses within the company’s financial services division. We sold this position early in the period in favor of other opportunities. Encana is a Canadian based exploration and production (E&P) company. The company’s stock price fell over the period following the company’s mixed first-quarter 2019 earnings release, in which production came in below consensus.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We continue to look for indications of a stronger rebound in an environment of weakening global economic data and increasing trade-related tensions. Major central banks have signaled their willingness to pursue further accommodative policy measures to support the expansion. While we believe the economic backdrop may be supportive for some parts of the equity market, there remain unresolved risks, like the U.S.-China trade dispute, which we continue to closely monitor. In our view, this issue is likely to remain unresolved in the near-term given the multitude of issues that need to be addressed. While China remains a large component of the Fund’s opportunity set, we remain mindful that economic and political uncertainty may continue to weigh on sentiment and cause further bouts of volatility. Currently, the majority of the Fund’s exposure in China continues to be in business models that are less tied to the economic cycle and have compelling valuation in our view. We believe the Brexit issue will have broader implications for economic progress in Europe as a whole. The Fund’s positioning is a result of our bottom-up stock selection, and we will continue to monitor any future developments for potential opportunities and risks. While the environment is not supportive of an aggressive shift, we continue to look for opportunities in economically sensitive names that are attractively valued in our view. Across sectors, we continue to seek companies that are able to exploit technologies to bring significant positive change for the market they are addressing. This could be in terms of a company’s unique business model, differentiated process, or a new product. Overall, our investment approach leads us to seek companies with the potential to improve or sustain return on invested capital to a degree that the market underestimates. At the end of the period, the Fund’s largest overweights were in the Industrials and Communication Services sectors. The Fund was most underweight to the Materials and Financials sectors. From a regional perspective, the Fund’s largest overweight was to developed markets across Europe and the Middle East (ex U.K.), and the Fund was most underweight to Developed Asia Pacific ex Japan.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Mid-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors, geographic regions or countries may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of December 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.2%
Consumer Discretionary	11.5
Consumer Staples	7.9
Energy	4.9
Financials	19.5
Health Care	9.6
Industrials	14.5
Information Technology	9.3
Materials	3.7
Real Estate	3.9
Utilities	4.7

Total	98.7%

Short-Term Investments	1.4
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

29

Hartford MidCap HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 7/14/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	32.87%	11.73%	13.92%
Class IB	32.49%	11.45%	13.63%
S&P MidCap 400 Index	26.20%	9.03%	12.72%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.69% and 0.94%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

30

Hartford MidCap HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford MidCap HLS Fund returned 32.87% for the twelve-month period ended December 31, 2019, outperforming its benchmark, the S&P MidCap 400 Index, which returned 26.20% for the same period. For the same period, the Class IA shares of the Fund underperformed the 33.39% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by an accommodative shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose as the U.S. economy remained resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain the U.S. economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equity markets surged in the fourth quarter of 2019, as equities benefited from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019, cutting rates by 0.25%. Trade tensions were volatile during the fourth quarter of 2019 but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected as a Republican-led Senate is unlikely to support his impeachment.

Returns during the period varied by market cap. Small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively, underperformed large-cap equities, as measured by the S&P 500 Index. Ten of the eleven sectors within the S&P MidCap 400 Index posted positive returns during the period, led by the

Information Technology (+43%), Industrials (+34%), and Consumer Discretionary (+27%) sectors. The Energy (-12%), Consumer Staples (+11%), and Utilities (+13%) sectors were the worst performers.

Both selection and allocation effects contributed positively to the Fund’s performance during the period relative to the S&P MidCap 400 Index. From a selection standpoint, positive results were driven by strong selection in the Healthcare, Consumer Discretionary, and Industrials sectors. This more than offset weaker selection in the Information Technology, Communication Services, and Utilities sectors. Sector allocation, a result of the bottom-up security selection process, also contributed positively to relative performance over the period. An overweight to the Information Technology sector contributed the most to relative returns, followed by an underweight to the Energy sector. Additionally, a relative underweight to the Healthcare sector partially offset results.

Top contributors to the Fund’s performance relative to the S&P MidCap 400 Index during the period included Roku (Communication Services), Seattle Genetics (Healthcare), and Fair Isaac (Information Technology). Roku is a manufacturer of a variety of digital media players that allow customers to access internet-streamed video or audio services through televisions. The stock price rose on the back of strong quarterly results. Seattle Genetics is a biotechnology company focused on developing and commercializing innovative, empowered monoclonal antibody-based therapies for the treatment of cancer. The share price rose due to sales growth of the company’s blood cancer drug and positive trial results for a first-line treatment of bladder cancer. Fair Isaac, a provider of analytics, software and data management products, rose after reporting strong, broad-based, fiscal fourth-quarter revenue and earnings as well as solid cash flow generation. As of the end of the period, the Fund continued to hold all three positions.

Top detractors from the Fund’s returns relative to the S&P MidCap 400 Index during the period included Teradata (Information Technology), TripAdvisor (Communication Services), and 2U (Information Technology). Teradata declined throughout the year as the company experienced revenue challenges, cut its full-year adjusted earnings outlook and announced that its chief executive officer was leaving. As of the end of the period, the Fund continued to hold a position in this company. Shares of TripAdvisor fell after reporting revenue and earnings misses in the first and second quarter of 2019, respectively. The effects were compounded by negative market sentiment regarding the company’s hotels and auction businesses. We eliminated the Fund’s position late in the period in favor of other ideas. Shares of 2U, the education technology company that enables the online delivery of university graduate programs and non-degree offerings, declined as the company lowered guidance for the full year due to a slowdown in the

31

Hartford MidCap HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

revenue growth for the graduate program segment. We eliminated the Fund’s position on concerns for rising competitive intensity in that segment.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe the Fed’s accommodative policy stance has enhanced confidence that the U.S. economy can continue to grow. However, volatility in equity markets will likely remain driven by geopolitical risks. We anticipate slower growth in 2020 than we saw in 2019.

Based on our bottom-up, company-specific research and stock selection, as of the end of the period, the Fund was most overweight to the Information Technology, Healthcare, and Industrials sectors and most underweight to the Real Estate, Materials, and Financials sectors relative to the S&P MidCap 400 Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Mid-cap securities can have greater risk and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of December 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.5%
Consumer Discretionary	11.2
Consumer Staples	0.2
Energy	0.4
Financials	13.2
Health Care	19.4
Industrials	16.6
Information Technology	28.6
Materials	2.7
Real Estate	2.2
Utilities	2.2

Total	99.2%

Short-Term Investments	0.7
Other Assets & Liabilities	0.1

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

32

Hartford MidCap Growth HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 5/01/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	39.79%	9.81%	12.78%
Class IB	39.56%	9.55%	12.51%
Russell Midcap Growth Index	35.47%	11.60%	14.24%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information prior to June 4, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of June 4, 2012, HIMCO no longer served as the sub-adviser to the Fund.

Performance information prior to November 1, 2018, includes the Fund’s performance when it pursued different strategies. For more information, please see the Fund’s statutory prospectus.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.91% and 1.16%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

33

Hartford MidCap Growth HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Manager

Timothy N. Manning

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford MidCap Growth HLS Fund returned 39.79% for the twelve-month period ended December 31, 2019, outperforming its benchmark, the Russell Midcap Growth Index, which returned 35.47%. For the same period, the Class IA shares of the Fund also outperformed the 33.39% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by an accommodative shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose as the U.S. economy remained resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war between the U.S. and China and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain the U.S. economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equity markets surged in the fourth quarter of 2019, as equities benefited from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019, cutting rates by 0.25%. Trade tensions were volatile during the fourth quarter of 2019 but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected as a Republican-led Senate is unlikely to support his impeachment.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. All eleven sectors in the Russell Midcap Growth Index posted positive absolute returns during the period. The Information Technology (+44%), Real Estate (+39%), and Industrials (+38%) sectors rose the most, while the Energy (+8%) and Consumer Staples (+21%) sectors lagged the broader Russell Midcap Growth Index during the period.

The Fund’s outperformance relative to the Russell Midcap Growth Index during the period was driven by strong stock selection, particularly in the Information Technology, Industrials, and Communication Services sectors. This was partially offset by weak selection in the Consumer Discretionary sector. Sector allocation, a product of the Fund’s bottom-up stock-selection process, slightly aided relative returns during the period. An underweight to the Energy and Consumer Staples was the largest contributor to relative performance, although it was partially offset by the negative impact from the Fund’s overweight allocations to the Healthcare and Consumer Discretionary sectors.

The largest contributors to the Fund’s performance relative to the Russell Midcap Growth Index during the period were Ceridian (Information Technology), DocuSign (Information Technology), and Global Payments (Information Technology). Shares of Ceridian, a human capital management (HCM) software company, rose on strong margin improvement that was driven by longer-tenured customers which have significantly lower cost of service. Docusign, an electronic signature solutions company, rose in price after management announced reaccelerating top-line growth and raised forward guidance in its second-quarter 2019 earnings release. Shares of Global Payments, a provider of payment technology services, have benefited from stable organic revenue growth across its three geographies despite foreign exchange challenges. IHS Markit (Industrials) was among the top absolute contributors to performance during the period.

The largest detractors from the Fund’s performance relative to the Russell Midcap Growth Index during the period were Expedia Group (Consumer Discretionary), Bluebird Bio (Healthcare), and Elanco Animal Health (Healthcare). Expedia, an online travel services company that offers a range of travel shopping and reservation services, detracted after management reported a modestly weaker quarter than expected and significantly lowered their guidance for 2019 in the fourth quarter. We used this as an opportunity to modestly add to the position. The stock for Bluebird Bio has been a weak performer in the last quarter of the period, primarily related to concerns about increasing competition in multiple myeloma and beta-thalassemia. Although we acknowledge that the competitive environment is intensifying, the markets are large, and as of the end of the period, we continued to hold the position in the Fund as we continue to believe in our investment thesis. Elanco Animal Health, a U.S.-based animal health business spun out from Eli Lilly, declined due to negative sentiment surrounding an agreement to buy Bayer’s Animal Health business, making Elanco the second-largest player in Animal Health behind Zoetis. We were disappointed with this pivot in strategy and eliminated the Fund’s position during the period. 2U (Information Technology) was among the top absolute detractors from performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

34

Hartford MidCap Growth HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

What is the outlook as of the end of the period?

For the first few months of 2019, the broad markets were generally strong. As we entered the summer, geopolitical concerns such as tariffs and an inverted yield curve stoked fears of possible recession if not slowing global growth. Later in the year, the mood shifted yet again with the market expressing more risk appetite. As we begin 2020, we continue to believe the U.S. economy is on solid footing and that accommodative policy from global central banks and improving trade relations between the U.S. and China may provide a solid backdrop.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Mid-cap securities can have greater risk and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of December 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.9%
Consumer Discretionary	22.8
Financials	3.4
Health Care	13.2
Industrials	14.8
Information Technology	36.6
Real Estate	2.3

Total	99.0%

Short-Term Investments	1.8
Other Assets & Liabilities	(0.8)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

35

Hartford MidCap Value HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 4/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	31.20%	7.23%	11.40%
Class IB	30.88%	6.97%	11.12%
Russell Midcap Value Index	27.06%	7.62%	12.41%
Russell 2500 Value Index	23.56%	7.18%	11.25%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 3/31/19, the Russell 2500 Value Index is no longer one of the Fund’s benchmarks. Hartford Funds Management Company, LLC, the investment manager, believes that the Russell MidCap Value Index better reflects the Fund’s investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

As shown in the Fund’s current prospectus, the gross expense ratios are as follows: 0.85% (Class IA) and 1.10% (Class IB). The net expense ratios are as shown in the Fund’s current prospectus as follows: 0.81% (Class IA) and 1.06% (Class IB). Gross expenses do not reflect fee waiver arrangements. Net expenses reflect such arrangements, which remain in effect until April 30, 2020 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

36

Hartford MidCap Value HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Manager

Gregory J. Garabedian

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford MidCap Value HLS Fund returned 31.20% for the twelve-month period ended December 31, 2019, outperforming the Fund’s benchmarks, the Russell Midcap Value Index, which returned 27.06%, and the Russell 2500 Value Index, which returned 23.56% for the same period. For the same period, the Class IA shares of the Fund also outperformed the 24.76% average return of the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund. Effective March 31, 2019, the Russell 2500 Value Index is no longer one of the Fund’s benchmarks.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by an accommodative shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war between the U.S. and China and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain the U.S. economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equity markets surged in the fourth quarter of 2019, as equities benefited from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019, cutting rates by 0.25%. Trade tensions were volatile during the fourth quarter of 2019 but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected as a Republican-led Senate is unlikely to support his impeachment.

The Fund’s outperformance relative to the Russell Midcap Value Index was largely driven by security selection. Positive stock selection within the Information Technology, Industrials and Materials sectors more than offset negative stock selection within the Financials, Consumer Discretionary, and Utilities sectors. Sector allocation, a result of the bottom-up security selection process, also contributed positively to relative results over the period, primarily due to the Fund’s overweight to the Information Technology sector and underweight to Utilities and Consumer Discretionary sectors. This was partially offset by the Fund’s overweight to the Energy and Materials sectors.

The largest contributors to the Fund’s performance relative to the Russell Midcap Value Index included Leidos Holdings (Information Technology), Clean Harbors (Industrials), and Itron (Information Technology). Leidos Holdings is a U.S.-based defense, aviation, Information Technology and biomedical research company. Shares of Leidos advanced during the period fueled by strong earnings. More recently, the company announced its $1.65 billion deal to acquire cybersecurity firm Dynetics, which is expected to boost sales growth and margins. Clean Harbors is a provider of environmental, energy, and industrial services, including hazardous waste disposal and used oil recycling. The company has benefited from renewed investment in the domestic petrochemical industry that is expected to bring new chemical plants to the U.S. and drive higher-value waste streams to Clean Harbors. Additionally, a combination of regulatory changes and favorable industry dynamics are supportive of margin expansion and modest growth looking ahead. Itron is a U.S.-based smart-metering technology company focused on the modernization of the infrastructure grid. The company’s stock price advanced during the period due to the company’s strong earnings. Itron is expected to benefit from the growth of smart meters and intelligent infrastructure demand. Leidos Holdings was a top absolute contributor to performance during the period.

The largest detractors from returns relative to the Russell Midcap Value Index included UGI (Utilities), Millicom International Cellular (Telecom & Media), and Encana (Energy). Shares of UGI, a natural gas and electric power distribution company, declined on the back of earnings weakness and some doubts around recent merger & acquisition (M&A) activity which has called into question the quality of UGI’s assets. Shares of Millicom International Cellular, an international telecommunications and media company, declined during the period. The stock reacted very negatively to the company’s disappointing third-quarter 2019 results, which was driven by weakness in Columbia, Paraguay, Bolivia, and Honduras. The company also reduced its fiscal year 2019 guidance. Encana, a Canadian-based oil company, saw its stock price fall during the period, as oil prices came under pressure due to increased concerns around weaker global economic growth as well as rising pessimism over the U.S.-China trade deal. UGI was a top absolute detractor from performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

The labor market has remained strong, with job growth consistently exceeding expectations, wage growth hovering around 3%, and unemployment falling to a historic low of 3.5%. U.S. small business sentiment rose by the most in a year in November 2019, adding to our

37

Hartford MidCap Value HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

belief that a key part of the economy is on positive footing. The housing market gained momentum, fueled by strong job and income growth and historically low interest rates. Housing permits surged to a twelve-year high, new home sales realized their best three-month performance since 2007, and homebuilder sentiment was at its highest level since 1999. Manufacturing remained in contractionary territory for the fourth consecutive month in November 2019, as trade policy uncertainty continued to weigh on business investment. The services sector slowed but remained in expansionary territory. Although consumer confidence remained elevated, it eased later in the year as expectations and optimism moderated amid a volatile global environment.

While we expect continued volatility in the near term, we continue to seek cyclical opportunities where stock prices appear attractively valued in multiple economic scenarios.

The Fund ended the year with the largest over weights to the Information Technology, Materials, and Financials sectors relative to the Russell Midcap Value Index, and the largest underweights to the Utilities, Real Estate and Consumer Discretionary sectors, relative to the Russell Midcap Value Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Mid-cap securities can have greater risk and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of December 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.9%
Consumer Discretionary	6.7
Consumer Staples	2.3
Energy	6.1
Financials	20.1
Health Care	7.4
Industrials	12.9
Information Technology	13.1
Materials	8.9
Real Estate	11.5
Utilities	5.8

Total	98.7%

Short-Term Investments	2.2
Other Assets & Liabilities	(0.9)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

38

Hartford Small Cap Growth HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 5/02/1994 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	35.81%	9.98%	14.90%
Class IB	35.45%	9.70%	14.61%
Russell 2000 Growth Index	28.48%	9.34%	13.01%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information prior to July 21, 2010 represents performance of the Fund’s previous additional sub-adviser, Hartford Investment Management Company (“HIMCO”). As of July 21, 2010, HIMCO no longer serves as an additional sub-adviser to the Fund.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.65% and 0.90%, respectively. Gross and net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s statutory prospectus.

39

Hartford Small Cap Growth HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Small Cap Growth HLS Fund returned 35.81% for the twelve-month period ended December 31, 2019, outperforming its benchmark, the Russell 2000 Growth Index, which returned 28.48%. For the same period, the Class IA shares of the Fund also outperformed the 28.15% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by an accommodative shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war between the U.S. and China and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain the U.S. economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equity markets surged in the fourth quarter of 2019, as equities benefited from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019, cutting rates by 0.25%. Trade tensions were volatile during the fourth quarter of 2019 but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected given that the Republican-led Senate is unlikely to support his impeachment.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. Ten of the eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Information Technology (+35%), Industrials (+32%), and Healthcare (+31%) sectors rose during the period, while the Energy (-6%) sector lagged the broader Russell 2000 Growth Index.

Security selection was the primary contributor to the Fund’s performance relative to the Russell 2000 Growth Index during the period. Selection was strongest within the Consumer Discretionary, Industrials, and Information Technology sectors, which was partially offset by weaker selection within the Communication Services and Real Estate sectors, which detracted from relative performance. Sector allocation (a result of our bottom-up security selection process) had no material impact on relative performance for the period.

Top contributors to performance relative to the Russell 2000 Growth Index during the period included Kodiak Sciences (Healthcare), Insulet (Healthcare), and TopBuild (Consumer Discretionary). Shares of Kodiak Sciences, a U.S.-based biopharmaceutical company, surged towards the end of the period after the company announced that it has commenced an underwritten public offering of 6 million shares of common stock at $46 per share. Insulet shares, a U.S.-based medical device company rose during the period. The company reported stronger-than-expected third-quarter 2019 results, beating consensus estimates. Furthermore, Insulet had some favorable news on the regulatory front, gaining Federal Drug Administration (FDA) approval for the use of Novo Nordisk’s Fiasp, a fast-acting insulin. We eliminated the position in the Fund during the period. TopBuild is a U.S.-based installer and distributor of insulation products. The company’s stock price rose during the period due to strong earnings, and it raised its revenue forecast for the full year. TopBuild (Consumer Discretionary) was the top absolute contributor to performance during the period.

Among the top detractors from performance relative to the Russell 2000 Growth Index during the period were Merit Medical Systems (Healthcare), not owning Arrowhead Pharmaceuticals (Healthcare), and 2U (Information Technology). Merit Medical Systems is a U.S.-based manufacturer of products used in diagnostic and interventional cardiology and radiology procedures. Shares of the company’s stock declined during the period primarily due to disappointing second quarter results, missing consensus estimates. The Fund eliminated the position

40

Hartford Small Cap Growth HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

in the stock during the period. Shares of Arrowhead Pharmaceuticals, a U.S.-based pharmaceuticals company, rose during the period. The company recently announced strong fiscal year 2019 operating results and plans to offer 4 million common shares in a public offering. We continued to not hold Arrowhead Pharmaceuticals in the Fund as of the end of the period. 2U is a U.S.-based online educational services company. The company’s stock declined during the period after it sharply widened its full-year adjusted loss expectation. We eliminated the Fund’s position in the stock. Merit Medical Systems (Healthcare) was the top absolute detractor during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

As we look into 2020, many of the constructive fundamental drivers of U.S. economic growth in 2019 persist. We believe that labor markets remain healthy, as wage gains continue to bolster consumer confidence but are not expected to trigger outsized inflation due to continued productivity improvements. In our view, the U.S. housing market has turned the corner after six quarters of negative growth, responding to interest rate cuts by the Fed. Moving forward, we believe that Fed action is likely to be more gradual, having now achieved targeted levels of inflation. This may also result in less volatility for the U.S. dollar (U.S. Dollar).

We believe that trade negotiations between the U.S. and China will remain vitally important to markets. In our view, the year ended with encouraging progress, as the “List 4” tariffs slated for December 2019 implementation were delayed, and indications that forward progress for a phase one agreement were in place. Additionally, the U.S. House of Representatives passed the tri-party United States-Mexico-Canada Agreement (USMCA), a replacement for the North American Free Trade Agreement (NAFTA) which is expected to be ratified by the U.S. Senate. The ratification of this trade agreement is expected to provide important certainty to North American supply chains.

As we begin 2020, we believe U.S. politics will first be dominated by a historic presidential impeachment trial in the U.S. Senate, before yielding to a rapid succession of Democratic primaries which will provide more certainty into both the eventual Democratic candidate as well as the main platform issues to be put forward by that party in the presidential election. The outcome at the ballot box could warrant future action in the Fund, but given the wide range of possible outcomes at this point, we believe this bears more monitoring than action at this time.

At the end of the period, the Fund’s largest overweights were to the Financials, Consumer Discretionary, and Consumer Staples sectors, while the Fund’s largest underweights were to the Real Estate, Utilities, and Communication Services sectors, relative to the Russell 2000 Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small-cap securities can have greater risk and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of December 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.2%
Consumer Discretionary	13.5
Consumer Staples	4.0
Energy	0.6
Financials	7.9
Health Care	29.0
Industrials	18.6
Information Technology	17.0
Materials	3.6
Real Estate	2.9

Total	98.3%

Short-Term Investments	1.3
Other Assets & Liabilities	0.4

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

41

Hartford Small Company HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 8/09/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	37.00%	9.20%	12.78%
Class IB	36.77%	8.94%	12.51%
Russell 2000 Growth Index	28.48%	9.34%	13.01%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information prior to July 21, 2010 represents performance of the Fund’s previous additional sub-adviser, Hartford Investment Management Company (“HIMCO”). As of July 21, 2010, HIMCO no longer serves as an additional sub-adviser to the Fund.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.78% and 1.03%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s statutory prospectus.

42

Hartford Small Company HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John V. Schneider, CFA

Vice President and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Small Company HLS Fund returned 37.00% for the twelve-month period ended December 31, 2019, outperforming its benchmark, the Russell 2000 Growth Index which returned 28.48% for the same period. For the same period, the Class IA shares of the Fund also outperformed the 28.15% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by an accommodative shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose as the U.S. economy remained resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Therefore, there were reasons to expect a protracted trade war and for a longer-term decoupling of the world’s two largest economies, which eroded consumer and business confidence as well as curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain the U.S. economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equity markets surged in the fourth quarter of 2019, as equities benefited from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019, cutting rates by 0.25%. Trade tensions were volatile during the fourth quarter of 2019 but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected as a Republican-led Senate is unlikely to support his impeachment.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. Ten of the eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Information

Technology (+35%), Industrials (+32%), Healthcare (+31%) sectors rose the most, while the Energy (-6%) and Communication Services (+6%) sectors lagged the Russell 2000 Growth Index during the period.

Stock selection was the main driver of outperformance versus the Russell 2000 Growth Index during the period, primarily due to selection within the Consumer Discretionary, Information Technology, and Healthcare sectors. This was partially offset by weaker selection in the Financials, Energy, and Materials sectors, which detracted from relative performance. Sector allocation, which is the result of bottom-up stock selection, slightly detracted from relative returns during the period, primarily due to an underweight to the Healthcare sector and an overweight to the Consumer Discretionary sector. This was partially offset by an underweight allocation to the Communication Services sector, which contributed positively to relative performance during the period.

Top contributors to performance relative to the Russell 2000 Growth Index during the period included Insulet (Healthcare), Wayfair (Consumer Discretionary), and Galapagos (Healthcare). Shares of Insulet, a medical device maker, rose after the company reported quarterly earnings that exceeded both management guidance and market expectations as all three revenue segments outperformed. Notably, adoption rates of the company’s Omnipod DASH system showed signs of growth. Shares of Wayfair, an e-commerce home furnishings company, rose after the company reported strong fourth quarter 2018 results driven by customer growth and higher gross margins. We eliminated the Fund’s position early in the period as the stock moved above our market cap range. Galapagos, a clinical stage biopharma company, traded higher after announcing that partner Gilead will invest $5.1B, raising Gilead’s stake in the company. Furthermore, Galapagos also indicated it will seek shareholder approval for Gilead to further increase its ownership in the company, bolstering investor confidence in the long-term opportunity of the company’s therapeutic assets. Marriott Vacations (Consumer Discretionary) was a top absolute contributor to performance during the period.

Top detractors from performance relative to the Russell 2000 Growth Index during the period included Merit Medical Systems (Healthcare), EnerSys (Industrials), and 2U (Information Technology). Shares of Merit Medical Systems, a manufacturer of disposable medical devices, declined after releasing results that were below analyst expectations and lowering its 2019 guidance. The company also revised its fiscal year 2019 earnings per share (EPS) lower amid concerns over the pace of integrating recent acquisitions. The share price of EnerSys, an industrial battery maker, fell as earnings and forward guidance disappointed with management pointing to weak U.S. telecommunication sales and higher-than-projected freight costs early in the period. Shares of 2U, a provider

43

Hartford Small Company HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

of cloud-based software for online education courses, traded down after management meaningfully lowered full year guidance and turned their focus away from top-line growth towards profitability. The company cited increasing competition in its graduate degree segment as a headwind to top-line growth. Green Dot (Financials) was a top absolute detractor from performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

As measured by the Russell 2000 Growth Index, the U.S. small cap growth asset class started strong in 2019 (+17.2% in 1Q19) and ended the year much the same way (+11.4%). In between those two strong periods of performance, the asset class weakened on the back of a combination of recessionary fears and geopolitical/tariff-related concerns. Additionally, investors expressed concerns over elevated valuations particularly in the software industry, and as a result, price-to-earnings ratios generally contracted. We used this heightened volatility as an opportunity to trim and eliminate some of the Fund’s exposures as we entered the summer. Our fair value targets were met, and we observed a more attractive upside/downside profile in re-emerging growers. As a result, we introduced more balance into the Fund and added exposure to holdings in sectors such as Industrials, Consumer Discretionary, and Financials, while reducing exposure to the Information Technology and Healthcare sectors. As we approach the new year, we anticipate a more challenging, late cycle macro environment.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary, Financials, and Information Technology sectors, while the Fund’s largest underweights were to the Industrials, Real Estate, and Utilities sectors, relative to the Russell 2000 Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small-cap securities can have greater risk and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of December 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.3%
Consumer Discretionary	19.4
Consumer Staples	2.0
Energy	0.5
Financials	6.9
Health Care	29.4
Industrials	16.4
Information Technology	17.2
Materials	3.2
Real Estate	2.5

Total	98.8%

Short-Term Investments	2.8
Other Assets & Liabilities	(1.6)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

44

Hartford Stock HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 8/31/1977 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	31.22%	11.63%	12.73%
Class IB	30.89%	11.35%	12.45%
Russell 1000 Index	31.43%	11.48%	13.54%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.51% and 0.76%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

45

Hartford Stock HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Manager

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Stock HLS Fund returned 31.22% for the twelve-month period ended December 31, 2019, underperforming the Fund’s benchmark, the Russell 1000 Index, which returned 31.43% for the same period. For the same period, the Class IA shares of the Fund also underperformed the 29.61% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by an accommodative shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain the U.S. economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equity markets surged in the fourth quarter of 2019, as equities benefited from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019, cutting rates by 0.25%. Trade tensions were volatile during the fourth quarter of 2019 but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected as a Republican-led Senate is unlikely to support his impeachment.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, all eleven sectors within the Russell 1000 Index rose, led by the Information Technology (+50%) and Communication Services (+33%) sectors. Alternatively, the Energy (+11%), Healthcare (+21%), and Materials (+24%) sectors lagged on a relative basis.

The Fund’s underperformance versus the Russell 1000 Index during the period was primarily driven by sector allocation, a residual of the bottom-up stock selection process, due primarily to an underweight allocation to the Information Technology sector and an overweight to the Consumer Staples sector. Strong security selection within the Healthcare, Consumer Discretionary, and Materials sectors contributed positively to relative performance, while weaker selection in the Energy sector detracted from relative performance.

The Fund’s positions in McDonald’s (Consumer Discretionary) and Public Storage (Real Estate), as well as not holding Apple (Information Technology) were among the top detractors relative to the Russell 1000 Index during the period. Shares of McDonald’s, a multinational fast food restaurant chain, gained on strong earnings in the first two quarters of 2019 and solid growth in same-store revenue. However, the stock declined in the fourth quarter of 2019 after CEO Steve Easterbrook was fired. Prior to his termination, Mr. Easterbrook had driven innovation to boost same-store sales through smartphone apps, online pay, and food delivery. Shares of Public Storage, a self-storage facilities provider, gained over the first half of 2019, but then slid on disappointing quarterly results and same-store sales that were lower than projected, causing the company to cut its full-year outlook. Shares of Apple, a provider of consumer electronics, rose over the year on strong earnings and a surge in sales within its wearable market. Sales of Apple Watch, AirPods and Beats headphones nearly tripled in the fourth quarter of 2019 on a year-over-year basis. 3M (Industrials) was a top absolute detractor from Fund performance.

Top contributors to performance relative to the Russell 1000 Index during the period included American Tower (Real Estate), Danaher (Healthcare), and Lockheed Martin (Industrials). Shares of American Tower, a leading independent owner, operator, and developer of multitenant communications real estate, traded higher on strong earnings over the last three quarters of 2019. Earlier in 2019, the company acquired Eaton Towers in a push to take advantage of accelerating mobile phone usage and the rollout of 4G technology in Africa. In September, AT&T signed a new master lease agreement with American Tower, pushing share prices up another 3%. Shares of Danaher, a provider of medical equipment, climbed early in 2019 on the announcement of a deal to acquire General Electric’s biopharma unit, putting Danaher at the forefront of biotech equipment makers. Strong earnings and the announced split-off of dental business Envista further benefited the stock. The share price for Lockheed Martin, a U.S.-based aerospace and defense company, climbed after the company raised its profit and sales forecasts for 2019. Higher production of its F-35 fighter jet and an increase in arms sales boosted the business outlook. This, along with a missile defense deal with Saudi Arabia, grew Lockheed’s order backlog to record highs. The stock has also benefited from a rebound in defense spending under the Trump administration. Microsoft (Information Technology) was a top absolute contributor to Fund performance during the period.

46

Hartford Stock HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

As we look at 2020, we see a likely continuation of good economic conditions in the U.S. The labor market appears healthy and consumer confidence is strong, in our view. And while we expect to see further accommodative policy from global central banks, we view this loose monetary posture as a potential source of dislocation, as the inevitable shift to higher rates is expected to have a dampening effect on asset prices.

We see uncertainties on the horizon, including U.S. elections and impeachment proceedings, evolving U.S.-China trade relations, and other global geopolitical risks. As a result, we anticipate volatility around near-term events and remain mindful of the longer-term risks. In the near term, however, we continue to have a positive backdrop against which to invest.

At the end of the period, the Fund’s bottom-up investment approach resulted in overweight exposures to the Industrials, Consumer Staples, and Healthcare sectors, relative to the Russell 1000 Index. The Fund’s largest underweights at the end of the period relative to the Russell 1000 Index were to the Information Technology, Communication Services, and Utilities sectors.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of December 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.4%
Consumer Staples	15.2
Energy	1.4
Financials	12.5
Health Care	19.6
Industrials	20.0
Information Technology	9.3
Materials	4.0
Real Estate	4.0

Total	99.4%

Short-Term Investments	1.1
Other Assets & Liabilities	(0.5)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

47

Hartford Total Return Bond HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 8/31/1977 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	10.65%	3.70%	4.47%
Class IB	10.32%	3.44%	4.21%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information prior to March 5, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of March 5, 2012, HIMCO no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.51% and 0.76%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

48

Hartford Total Return Bond HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Total Return Bond HLS Fund returned 10.65% for the twelve-month period ended December 31, 2019, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72% for the same period. For the same period, the Class IA shares of the Fund also outperformed the 8.79% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed-income markets generated largely positive total returns, driven by a decline in sovereign debt yields across most markets – particularly in the first three quarters of 2019. By the end of the period, yields increased across most markets amid stabilizing global activity indicators and progress on trade talks, despite continued accommodative global central bank policies. Geopolitical uncertainty remained elevated amid ongoing trade talks between the United States (U.S.) and China, negotiations surrounding the United Kingdom’s (U.K.’s) exit from the European Union EU, also known as “Brexit”, and U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened due to optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies. The U.S. dollar cemented its safe-haven status, strengthening versus most currencies amid trade frictions and slowing global growth prospects. Inflation showed no meaningful acceleration even as wage growth edged higher.

Global monetary policies continued along a more accommodative path, in aggregate. The U.S. Federal Reserve (Fed) cut interest rates three times before deciding to take a more patient approach on future adjustments. Meanwhile, the European Central Bank (ECB) launched a package of stimulus measures, including an interest rate cut, resumption of asset purchases that the central bank plans to continue “as long as necessary,” and the introduction of tiered deposit rates to exempt banks from negative interest rates. The Bank of Japan (BoJ) maintained its short-term negative interest rate policy, while pledging to guide 10-year government bonds to around 0.0%. The Norges Bank, an outlier among major central banks this year, increased interest rates three times but trimmed the projected path for interest rate increases, citing global uncertainties.

For much of 2019, sovereign debt yields fell due to global economic uncertainty, accommodative shifts by central banks, and escalating trade tensions. However, yields began to increase as U.S.-China trade tensions softened later in the year. A flight to safe-haven assets earlier in the year – in addition to accommodative Fed policy – led to a decline in U.S. yields. As German bund yields fell to record lows over the year – and the entire German yield curve fell into negative territory by August – investors seeking yield put their money to work in the U.S. Persistent Brexit uncertainty contributed positively to lower yields in the U.K., while Australian yields also dipped over the period, due to accommodative rhetoric from the Reserve Bank of Australia and weak economic data.

The Canadian dollar outperformed all major currencies in 2019, as solid economic data and higher interest rates relative to the rest of the world supported the currency. The U.S. dollar performed well against most currencies throughout the year but slid in the final months of 2019 following favorable trade policy developments. After a volatile year filled with concerns over Brexit negotiations, the British pound finished the year as the second-best performing major currency. Slowing Eurozone economic data and political uncertainty prompted weakness in the euro. The Chinese renminbi declined amid U.S.-China trade tensions and an easing of monetary policy.

Absolute returns were positive for most fixed-income sectors over the period, against a backdrop of accommodative global central bank policies and improved U.S.-China trade talks. On an excess return basis, lower-rated sectors were among the top performers, benefiting from continued investor demand for yield-producing assets.

The primary drivers of the Fund’s outperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index were allocations to higher-yielding credit and securitized sectors. The Fund held an underweight to investment-grade credit in favor of bank loans and high yield. Allocations to high-yield credit and bank loans had a positive impact on results, as those higher-yielding sectors outperformed investment-grade credit. Positioning within investment-grade credit was also additive to relative performance over the period, led by positive security selection within the Industrials and Financials sectors.

The Fund’s allocations to commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), non-agency mortgage-backed securities (RMBS), and positioning within agency mortgage-backed securities (MBS) pass-throughs had a positive impact on returns versus the Bloomberg Barclays U.S. Aggregate Bond Index during the period.

49

Hartford Total Return Bond HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

The Fund implemented tactical duration and yield curve positions during the period, which detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund maintained exposure to Treasury Inflation-Protected Securities (TIPS), which had a slightly positive impact on relative performance during the period as TIPS outperformed duration-equivalent nominal U.S. Treasuries in the fourth quarter of 2019.

During the period, the Fund used Treasury futures, swaps, and options to manage duration and yield curve positioning. The Fund also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit default swaps (CDS) were used to manage credit exposure and Investment Grade and High Yield CDS index positions were used to seek liquidity and to manage overall portfolio risk. The use of derivatives in general slightly contributed to overall performance. In particular, the High Yield hedges were additive to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index during the period, and the Investment Grade CDS positions also had a small positive impact on relative performance.

What is the outlook as of the end of the period?

As of the end of the period, we continue to position the Fund with a moderately pro-cyclical risk posture, consistent with our expectation for continued positive U.S. economic fundamentals. Inflation expectations remain stubbornly below central banks’ targets, but a material upside inflation surprise remains a risk to our outlook. Inflation breakeven positioning is near neutral, but we would consider adding to the position if the interest rate environment stabilizes.

We ended the period with an underweight positioning in the Fund to investment-grade credit in favor of holding an out-of-benchmark allocation to high yield and bank loans. The Fund held an overweight to agency MBS and maintained an out-of-benchmark exposure to select non-agency RMBS. The Fund also held CMBS and CLOs based on what we consider to be attractive valuations. The Fund also continued to hold select exposure to emerging markets (EM) corporate debt where valuations were attractive, in our view.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. •The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of December 31, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0%*
Preferred Stocks	0.1
Warrants	0.0 *

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	26.5%
Corporate Bonds	27.7
Foreign Government Obligations	4.3
Municipal Bonds	1.0
Senior Floating Rate Interests	2.5
U.S. Government Agencies(2)	53.5
U.S. Government Securities	13.2

Total	128.7%

Short-Term Investments	3.7
Purchased Options	0.1
Other Assets & Liabilities	(32.6)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of December 31, 2019.

50

Hartford Ultrashort Bond HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 8/31/1977 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks total return and income consistent with preserving capital and maintaining liquidity.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	Since Inception[1]
Class IA	2.81%	1.29%	1.06%
Class IB	2.54%	1.03%	0.80%
Bloomberg Barclays Short Treasury 9-12 Month Index	2.88%	1.29%	1.07%

[1]	On October 21, 2013, the Fund converted from a money market fund to an ultrashort bond fund. Total returns shown are from conversion date (October 21, 2013) to December 31, 2019.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Prior to October 21, 2013, the Fund was managed as a money market fund. Accordingly, performance of the Fund prior to October 21, 2013 is not shown. Past performance information for when the Fund was managed as a money market fund is available upon request by calling 1-888-843-7824.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.45% and 0.70%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

51

Hartford Ultrashort Bond HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Ultrashort Bond HLS Fund returned 2.81% for the twelve-month period ended December 31, 2019, underperforming its benchmark, the Bloomberg Barclays Short Treasury 9-12 Month Index, which returned 2.88% for the same period. For the same period, the Class IA shares of the Fund underperformed the 4.41% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds that invest primarily in investment grade issues with dollar-weighted average maturities of one to five years.

Why did the Fund perform this way?

Over the period, U.S. fixed income markets generated positive total returns, driven by a decline in yields across the Treasury yield curve, particularly in the first three quarters of the year. By the end of the period, yields increased amid stabilizing economic indicators and progress on trade talks, despite continued accommodative central bank policies. The U.S. Federal Reserve (Fed) cut interest rates three times in the second half of 2019 before deciding to take a more patient approach on future adjustments. Geopolitical uncertainty remained elevated amid ongoing trade talks between the U.S. and China, negotiations surrounding the United Kingdom’s (U.K.’s) plan to leave the European Union (EU), also known as “Brexit,” and U.S. presidential impeachment proceedings. Despite these concerns, U.S. corporate bond spreads tightened over optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies.

During the first quarter of 2019, U.S. Treasury yields declined sharply due to an accommodative shift in Fed policy and guidance amid signs of a global growth slowdown. Geopolitical uncertainty remained elevated amid an elusive U.S.-China trade agreement despite ongoing negotiations. Yields declined further in the second quarter of 2019 as the Fed left interest rates unchanged but set the stage for rate cuts later in the year, indicating it sees additional risks to its outlook from trade policy, investment intentions, and manufacturing. The Fed cut interest rates as expected in the third quarter of 2019 and also conducted short-term operations to alleviate funding pressures. Political uncertainty remained high, though corporate bond markets appeared to shrug off those concerns. Fixed income returns were more mixed in the fourth quarter of 2019. Intermediate- and longer-term Treasury yields rose as economic data showed some improvement and corporate bond spreads tightened over optimism that a phase one trade deal between the U.S. and China would help ease global growth concerns. Consumer confidence weakened during the year as a result of economic uncertainty and manufacturing activity contracted, though the housing market remained resilient as lower rates boosted activity.

Absolute returns were positive for most U.S. fixed income sectors over the period, led by the significant decline in Treasury yields prompted by a flight to safe-haven assets early in the year, in addition to accommodative Fed policy. The agency mortgage-backed securities market performed well thanks to the Fed’s embrace of accommodative monetary policy early in the year when it effectively took interest rate hikes off the table and volatility plunged, further supporting mortgage performance. The substantial rally in rates triggered fears of rising prepayments, which later subsided as prepayment speeds declined from peak level. The securitized credit sectors (non-agency residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, collateralized loan obligations) also produced positive excess returns as spreads largely tightened over the period; lower-rated sectors benefitted from continued demand for yield-producing assets.

The Fund underperformed the Bloomberg Barclays Short Treasury 9-12 Month Index, primarily driven by a short duration posture as yields fell over the period. An out-of-benchmark allocation to investment-grade credit had a positive impact on relative performance, particularly on account of exposure to the financials and industrials sectors. Additionally, exposure to securitized sectors was additive to performance relative to the Bloomberg Barclays Short Treasury 9-12 Month Index; an allocation to consumer asset-backed securities (ABS) benefited relative performance and an allocation to select mortgage-backed securities (MBS) had a slightly positive impact on relative performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

As of the end of the period, the Fund is positioned with a moderately pro-cyclical risk posture, favoring the credit and securitized sectors. We believe that U.S. economic growth momentum has turned positive heading into 2020. In our view, the manufacturing sector has stabilized, while the consumer and housing activity are still showing signs of resilience. Additionally, global growth appears to be bottoming and two major geopolitical risks (the U.K.’s exit from the EU and U.S.-China trade negotiations) have been reduced as of the end of the period.

The Fed is on hold for the foreseeable future. The Fed’s policy path will likely be dictated by the evolution of economic data and developments on trade dynamics; however, the Fed has indicated that the bar to increase interest rates is higher than the bar to ease them. We believe the Fed is unlikely to raise interest rates in the absence of sustained inflation. The Fed is forecasting no change in interest rates for 2020, while the market continues to price in the probability of further interest rate cuts. As of the end of the period, the Fund’s duration posture is close to neutral.

At the end of the period, the Fund continued to be positioned with out-of-benchmark allocations to investment-grade corporates, ABS, and MBS. Within investment-grade corporates, we favor U.S. banks, as we believe their balance sheets are less risky on improved capital ratios and regulation, and ratings are on an upward trend. We are also positive on

52

Hartford Ultrashort Bond HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

the ABS sector based on what we consider to be strong U.S. consumer fundamentals, although we are being selective given the later stage of the credit cycle. Within the sector, we favor auto, credit card, and equipment ABS deals.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •The risks associated with mortgage related- and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Restricted securities may be more difficult to sell and price than other securities. •Repurchase agreements may increase the Fund’s risk and volatility.

Composition by Security Type(1)

as of December 31, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	40.4%
Corporate Bonds	28.2
U.S. Government Agencies(2)	1.8
U.S. Government Securities	27.8

Total	98.2%

Short-Term Investments	3.3
Other Assets & Liabilities	(1.5)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of December 31, 2019.

53

Hartford U.S. Government Securities HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 3/24/1987 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	5.22%	2.09%	2.38%
Class IB	4.93%	1.83%	2.12%
Bloomberg Barclays Intermediate Government Bond Index	5.20%	1.99%	2.38%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information prior to March 5, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of March 5, 2012, HIMCO no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.53% and 0.78%, respectively. Gross and net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

54

Hartford U.S. Government Securities HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Managers

Michael F. Garrett*

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brian Conroy, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

* Michael F. Garrett announced his plan to withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2020, he will no longer serve as a portfolio manager for the Hartford U.S. Government Securities HLS Fund.

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford U.S. Government Securities HLS Fund returned 5.22% for the twelve-month period ended December 31, 2019, outperforming its benchmark, the Bloomberg Barclays Intermediate Government Bond Index, which returned 5.20% for the same period. For the same period, the Class IA shares of the Fund underperformed the 5.88% average return of the Lipper Intermediate US Government Funds peer group, a group of funds that invest primarily in United States (U.S.) government and agency issues.

Why did the Fund perform this way?

Over the period, U.S. fixed income markets generated positive total returns, driven by a decline in yields across the Treasury yield curve, particularly in the first three quarters of the year. By the end of the period, yields increased amid stabilizing economic indicators and progress on trade talks, despite continued accommodative central bank policies. The U.S. Federal Reserve (Fed) cut interest rates three times in the second half of 2019 before deciding to take a more patient approach on future adjustments. Geopolitical uncertainty remained elevated amid ongoing trade talks between the U.S. and China, negotiations surrounding the United Kingdom’s (U.K.’s) plan to leave the European Union (EU), also known as “Brexit,” and U.S. presidential impeachment proceedings. Despite these concerns, U.S. corporate bond spreads tightened over optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies.

During the first quarter of 2019, U.S. Treasury yields declined sharply due to an accommodative shift in Fed policy and guidance amid signs of a global growth slowdown. Geopolitical uncertainty remained elevated amid an elusive U.S.-China trade agreement despite ongoing negotiations. Yields declined further in the second quarter of 2019 as the Fed left interest rates unchanged but set the stage for rate cuts later in the year, indicating it sees additional risks to its outlook from trade policy, investment intentions, and manufacturing. The Fed cut interest rates as expected in the third quarter of 2019 and also conducted short-term operations to alleviate funding pressures. Political uncertainty remained high, though corporate bond markets appeared to shrug off those concerns. Fixed income returns were more mixed in the fourth quarter of 2019. Intermediate- and longer-term Treasury yields rose as economic data showed some improvement and corporate bond spreads tightened over optimism that a phase one trade deal between the U.S. and China would help ease global growth concerns. Consumer confidence weakened during the year as a result of economic uncertainty and manufacturing activity contracted, though the housing market remained resilient as lower rates boosted activity.

Absolute returns were positive for most U.S. fixed income sectors over the period, led by the significant decline in Treasury yields prompted by a flight to safe-haven assets early in the year, in addition to accommodative Fed policy. The agency mortgage-backed securities market performed well thanks to the Fed’s embrace of accommodative monetary policy early in the year when it effectively took interest rate hikes off the table and volatility plunged, further supporting mortgage performance. The substantial rally in rates triggered fears of rising prepayments, which later subsided as prepayment speeds declined from peak level.

Out-of-benchmark allocations to agency mortgage-backed securities (MBS) pass-throughs, agency collateralized mortgage obligations (CMOs), agency commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (RMBS), and multi-family Fannie Mae Delegated Underwriting and Servicing Bonds (FNMA DUS) were the primary drivers of outperformance relative to the Bloomberg Barclays Intermediate Government Bond Index over the period. Allocations to asset-backed securities (ABS) also contributed positively to relative performance.

During the period, we used derivatives, such as Treasury futures and interest rate swaps, within the Fund to manage duration and yield curve exposures. Overall, the use of these derivatives had a negative impact on absolute performance over the period.

What is the outlook as of the end of the period?

At the end of the period, the Fund was overweight to agency MBS with a bias toward assets that generate income and provide more stable cash flows in our view, such as agency CMOs and securitized credit such as CMBS, non-agency RMBS, and ABS.

The substantial rally in interest rates during 2019 introduced prepayment risk back into the agency MBS market; however, the uncertainty is primarily concentrated in new production pools. We believe current spreads compensate investors for the increased prepayment risk, and, as of the end of the period, we maintained our constructive outlook on longer-term MBS fundamentals. The Fed’s wait-and-see approach may keep interest rate volatility relatively contained in the near-term, which is a good environment for mortgages to earn their income, in our view. However, we do not want to have too large of an overweight to mortgages given the looming potential for political risks. While risks surrounding the U.K.’s exit from the EU and U.S.-China trade relations have moderated for now, any flare-up on the political front or big surprises in economic data could push interest rates outside of their recent ranges, potentially pressuring agency MBS.

55

Hartford U.S. Government Securities HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Our outlook for CMBS is positive. Commercial real estate fundamentals are generally healthy, supported by a growing U.S. economy and low unemployment with some pockets of concern. We have a positive outlook on the ABS sector based on the strength of the U.S. consumer, but we are being selective as the credit cycle matures. The strong consumer environment (low unemployment, increasing wages, benign inflation, moderate gas prices) is expected to continue to be supportive of collateral performance. As of the end of the period, we maintained the Fund’s allocations to the traditional ABS sectors given our favorable view of the U.S. consumer.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •The risks associated with mortgage related- and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of December 31, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	19.9%
U.S. Government Agencies(2)	70.9
U.S. Government Securities	17.2

Total	108.0%

Short-Term Investments	8.1
Other Assets & Liabilities	(16.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of December 31, 2019.

56

Hartford Value HLS Fund

Fund Overview

December 31, 2019 (Unaudited)

Inception 4/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/19

	1 Year	5 Years	10 Years
Class IA	27.71%	7.85%	10.92%
Class IB	27.46%	7.57%	10.65%
Russell 1000 Value Index	26.54%	8.29%	11.80%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2019, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.71% and 0.96%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended December 31, 2019.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

57

Hartford Value HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

Portfolio Managers

Adam H. Illfelder, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Value HLS Fund returned 27.71% for the twelve-month period ended December 31, 2019, outperforming its benchmark, the Russell 1000 Value Index, which returned 26.54% for the same period. For the same period, the Class IA shares of the Fund outperformed the 26.31% average return of the Lipper Large Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by an accommodative shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war between the U.S. and China and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain the U.S. economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equity markets surged in the fourth quarter of 2019, as equities benefited from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019, cutting rates by 0.25%. Trade tensions were volatile during the fourth quarter of 2019 but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected as a Republican-led Senate is unlikely to support his impeachment.

Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, all eleven sectors within the Russell 1000 Value Index rose, led by the Information Technology (+40%) and Industrials (+35%) sectors. The Energy (+11%), Healthcare (+20%), and Materials (+21%) sectors lagged on a relative basis.

The Fund’s outperformance versus the Russell 1000 Value Index during the period was primarily driven by strong security selection within the Financials, Healthcare, and Real Estate sectors. This was partially offset by weak selection within the Energy, Consumer Staples, and Information Technology sectors. Sector allocation, a residual of the bottom up stock selection process, was benefited by an overweight position in the Information Technology sector and an underweight position in the Energy sector. The Fund’s underweight to Communication Services was a slight detractor from relative performance during the period.

The top contributors to returns relative to the Russell 1000 Value Index over the period were KLA (Information Technology), Fortune Brands Home (Industrials), and JPMorgan Chase (Financials). Shares of KLA, a semiconductor equipment company, traded higher on strong earnings and an upward revision in guidance. The stock also benefited from longer-term tailwinds from expectations around improved memory-chip prices and a return to growth for the industry. Shares of Fortune Brands Home, a U.S.-based provider of home and security products, rose after the stock was upgraded by some analysts on the outlook that exposure to repair and remodeling may offset concerns about a cyclical peak in homebuilding. Shares of JPMorgan Chase (JPM), a financial services company, climbed at the end of the second quarter when the Fed agreed to increased payouts. JPM, along with other banks, said it would boost payouts through dividends and stock buybacks. The company’s stock price was driven higher through the end of 2019 on strong earnings and revised guidance around investment banking fees, up from prior projections of a year-over-year decline. Top absolute contributors to performance during the period included JPMorgan Chase (Financials) and Bank of America (Financials).

The largest detractors from returns relative to the Russell 1000 Value Index during the period were TD Ameritrade (Financials), Concho Resources (Energy), and Tapestry (Consumer Discretionary). Shares of TD Ameritrade, a provider of securities brokerage services, slid after Charles Schwab announced it was planning to eliminate online trading commissions on certain products. During the period, we sold the Fund’s position in TD Ameritrade. While TD Ameritrade eventually agreed to be acquired by Schwab, this was not in our consideration set at the time when we sold the Fund’s position. Oil prices faced pressure throughout the year from escalated trade tensions between the U.S. and China. In the second half of 2019, shares of Concho Resources, an independent oil and natural gas company, fell when the company had to cut its rig count by almost half and slowed oil production growth for the year due to well-spacing problems in the Permian Basin. Shares of Tapestry, a luxury goods company, fell after the company missed on earnings and cut guidance early in 2019, citing a volatile macroeconomic and geopolitical backdrop. In the second half of 2019 the stock was weighed down when the Kate Spade line did not return to sales growth as predicted, prompting the company to pull back on store openings for the

58

Hartford Value HLS Fund

Fund Overview – (continued)

December 31, 2019 (Unaudited)

brand. Top absolute detractors from performance during the period included TD Ameritrade (Financials) and Tapestry (Consumer Discretionary).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Economic data released during the period was mixed, but optimism improved as the period progressed, particularly as trade friction eased between the U.S. and China and as election results in the U.K. provided more definition to the process surrounding the U.K.’s exit from the EU (also known as Brexit). Looking forward, we project modest gross domestic product (GDP) growth for the U.S., and some early indicators have begun to bottom or improve recently, supporting expectations for moderate economic growth in 2020. Balanced against this tentative increase in fundamentals is the offset that the Fed will likely taper its bond-buying program, which in 2019 injected billions of dollars of liquidity into the fixed-income markets. While we are encouraged by the more positive early indicators, we continue to be mindful of the Fund’s aggregate exposure to the most economically sensitive segments of the economy at this later stage of the current market cycle. We continue to be selective in the companies in which we invest, seeking compelling valuation opportunities across sectors in companies demonstrating characteristics that, in addition to discounted valuations, also include attractive quality elements and capital return in our view.

Based on individual stock decisions, the Fund ended the period with the largest overweights in the Information Technology, Healthcare, and Financials sectors, and the largest underweights in the Consumer Staples, Communication Services, and Real Estate sectors, relative to the Russell 1000 Value Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of December 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.6%
Consumer Discretionary	6.5
Consumer Staples	3.2
Energy	6.7
Financials	25.7
Health Care	18.0
Industrials	9.8
Information Technology	11.8
Materials	5.2
Real Estate	3.6
Utilities	5.1

Total	100.2%

Short-Term Investments	0.8
Other Assets & Liabilities	(1.0)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

59

Hartford HLS Funds

Benchmark Glossary (Unaudited)

Bloomberg Barclays Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes) is designed to measure the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

Bloomberg Barclays Intermediate Government Bond Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of government bonds with maturities of between one and ten years.

Bloomberg Barclays Short Treasury 9-12 Month Index (reflects no deduction for fees, expenses or taxes) includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

ICE BofAML US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

MSCI World Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall growth style characteristics across developed markets.

Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index which is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalizations.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is designed to measure the performance of the 2,500 smallest U.S. companies based on their market capitalization and current index membership.

S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index composed of 500 widely held common stocks.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its

60

Hartford HLS Funds

Benchmark Glossary (Unaudited) – (continued)

affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

61

Hartford HLS Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2019 through December 31, 2019. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses paid during the period July 1, 2019 through December 31, 2019	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses paid during the period July 1, 2019 through December 31, 2019	Annualized expense ratio
Hartford Balanced HLS Fund

Class IA	$1,000.00	$1,082.20	$3.31	$1,000.00	$1,022.03	$3.21	0.63%
Class IB	$1,000.00	$1,080.40	$4.61	$1,000.00	$1,020.77	$4.48	0.88%

Hartford Capital Appreciation HLS Fund

Class IA	$1,000.00	$1,080.60	$3.51	$1,000.00	$1,021.83	$3.41	0.67%
Class IB	$1,000.00	$1,079.30	$4.82	$1,000.00	$1,020.57	$4.69	0.92%
Class IC	$1,000.00	$1,077.90	$6.13	$1,000.00	$1,019.31	$5.96	1.17%

Hartford Disciplined Equity HLS Fund

Class IA	$1,000.00	$1,118.90	$4.17	$1,000.00	$1,021.27	$3.97	0.78%
Class IB	$1,000.00	$1,117.30	$5.50	$1,000.00	$1,020.01	$5.24	1.03%

Hartford Dividend and Growth HLS Fund

Class IA	$1,000.00	$1,112.80	$3.62	$1,000.00	$1,021.78	$3.47	0.68%
Class IB	$1,000.00	$1,111.90	$4.95	$1,000.00	$1,020.52	$4.74	0.93%

Hartford Global Growth HLS Fund

Class IA	$1,000.00	$1,080.50	$4.20	$1,000.00	$1,021.17	$4.08	0.80%
Class IB	$1,000.00	$1,078.90	$5.50	$1,000.00	$1,019.91	$5.35	1.05%

Hartford Growth Opportunities HLS Fund

Class IA	$1,000.00	$1,016.50	$3.30	$1,000.00	$1,021.93	$3.31	0.65%
Class IB	$1,000.00	$1,015.20	$4.57	$1,000.00	$1,020.67	$4.58	0.90%
Class IC	$1,000.00	$1,014.10	$5.84	$1,000.00	$1,019.41	$5.85	1.15%

Hartford Healthcare HLS Fund

Class IA	$1,000.00	$1,152.80	$4.94	$1,000.00	$1,020.62	$4.63	0.91%
Class IB	$1,000.00	$1,151.40	$6.29	$1,000.00	$1,019.36	$5.90	1.16%

62

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses paid during the period July 1, 2019 through December 31, 2019	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses paid during the period July 1, 2019 through December 31, 2019	Annualized expense ratio
Hartford High Yield HLS Fund

Class IA	$1,000.00	$1,045.40	$3.97	$1,000.00	$1,021.32	$3.92	0.77%
Class IB	$1,000.00	$1,043.20	$5.25	$1,000.00	$1,020.06	$5.19	1.02%

Hartford International Opportunities HLS Fund

Class IA	$1,000.00	$1,064.50	$3.85	$1,000.00	$1,021.48	$3.77	0.74%
Class IB	$1,000.00	$1,063.60	$5.15	$1,000.00	$1,020.22	$5.04	0.99%

Hartford MidCap HLS Fund

Class IA	$1,000.00	$1,054.20	$3.57	$1,000.00	$1,021.73	$3.52	0.69%
Class IB	$1,000.00	$1,052.80	$4.86	$1,000.00	$1,020.47	$4.79	0.94%

Hartford MidCap Growth HLS Fund

Class IA	$1,000.00	$1,094.20	$4.80	$1,000.00	$1,020.62	$4.63	0.91%
Class IB	$1,000.00	$1,094.40	$6.12	$1,000.00	$1,019.36	$5.90	1.16%

Hartford MidCap Value HLS Fund

Class IA	$1,000.00	$1,117.40	$4.32	$1,000.00	$1,021.12	$4.13	0.81%
Class IB	$1,000.00	$1,116.60	$5.66	$1,000.00	$1,019.86	$5.40	1.06%

Hartford Small Cap Growth HLS Fund

Class IA	$1,000.00	$1,097.70	$3.38	$1,000.00	$1,021.98	$3.26	0.64%
Class IB	$1,000.00	$1,096.00	$4.70	$1,000.00	$1,020.72	$4.53	0.89%

Hartford Small Company HLS Fund

Class IA	$1,000.00	$1,070.10	$4.12	$1,000.00	$1,021.22	$4.02	0.79%
Class IB	$1,000.00	$1,069.20	$5.42	$1,000.00	$1,019.96	$5.30	1.04%

Hartford Stock HLS Fund

Class IA	$1,000.00	$1,085.40	$2.68	$1,000.00	$1,022.64	$2.60	0.51%
Class IB	$1,000.00	$1,084.10	$3.99	$1,000.00	$1,021.37	$3.87	0.76%

Hartford Total Return Bond HLS Fund

Class IA	$1,000.00	$1,031.70	$2.61	$1,000.00	$1,022.64	$2.60	0.51%
Class IB	$1,000.00	$1,030.90	$3.89	$1,000.00	$1,021.37	$3.87	0.76%

Hartford Ultrashort Bond HLS Fund

Class IA	$1,000.00	$1,011.10	$2.28	$1,000.00	$1,022.94	$2.29	0.45%
Class IB	$1,000.00	$1,009.40	$3.55	$1,000.00	$1,021.68	$3.57	0.70%

Hartford U.S. Government Securities HLS Fund

Class IA	$1,000.00	$1,011.90	$2.54	$1,000.00	$1,022.69	$2.55	0.50%
Class IB	$1,000.00	$1,010.10	$3.80	$1,000.00	$1,021.43	$3.82	0.75%

Hartford Value HLS Fund

Class IA	$1,000.00	$1,095.80	$3.80	$1,000.00	$1,021.58	$3.67	0.72%
Class IB	$1,000.00	$1,094.10	$5.12	$1,000.00	$1,020.32	$4.94	0.97%

63

Hartford Balanced HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 67.7%
	Automobiles & Components - 0.7%
488,680	Gentex Corp.	$14,161,946

	Banks - 7.0%
1,030,430	Bank of America Corp.	36,291,745
349,370	Citigroup, Inc.	27,911,169
318,460	JP Morgan Chase & Co.	44,393,324
125,840	PNC Financial Services Group, Inc.	20,087,839
324,000	Truist Financial Corp.	18,247,680

		146,931,757

	Capital Goods - 6.4%
112,970	Deere & Co.	19,573,182
229,460	Fortune Brands Home & Security, Inc.	14,992,916
122,930	Ingersoll-Rand plc	16,339,856
100,410	L3Harris Technologies, Inc.	19,868,127
61,120	Lockheed Martin Corp.	23,798,905
671,370	nVent Electric plc	17,173,645
151,280	United Technologies Corp.	22,655,693

		134,402,324

	Consumer Durables & Apparel - 1.2%
248,800	Lennar Corp. Class A	13,880,552
398,720	Tapestry, Inc.	10,753,478

		24,634,030

	Consumer Services - 0.8%
148,086	Hilton Worldwide Holdings, Inc.	16,424,218

	Diversified Financials - 0.3%
132,340	Blackstone Group, Inc. Class A	7,403,100

	Energy - 3.1%
130,650	Concho Resources, Inc.	11,441,020
295,400	Exxon Mobil Corp.	20,613,012
696,090	Noble Energy, Inc.	17,290,876
100,970	Pioneer Natural Resources Co.	15,283,829

		64,628,737

	Food & Staples Retailing - 0.7%
343,500	US Foods Holding Corp.*	14,389,215

	Food, Beverage & Tobacco - 0.8%
314,770	Mondelez International, Inc. Class A	17,337,532

	Health Care Equipment & Services - 5.2%
93,370	Anthem, Inc.	28,200,541
322,075	Koninklijke Philips N.V.	15,744,218
235,185	Medtronic plc	26,681,738
130,360	UnitedHealth Group, Inc.	38,323,233

		108,949,730

	Household & Personal Products - 0.7%
253,930	Unilever N.V.	14,590,818

	Insurance - 3.7%
363,170	American International Group, Inc.	18,641,516
126,710	Assurant, Inc.	16,609,147
160,110	Intact Financial Corp.	17,313,655
344,090	Progressive Corp.	24,908,675

		77,472,993

	Materials - 3.4%
183,520	Celanese Corp.	22,594,982
266,386	Dow, Inc.*	14,579,306
179,600	FMC Corp.	17,927,672
398,130	Sealed Air Corp.	15,857,518

		70,959,478

	Media & Entertainment - 6.7%
52,345	Alphabet, Inc. Class C*	69,986,312
655,340	Comcast Corp. Class A	29,470,640

Shares or Principal Amount		Market Value†
COMMON STOCKS - 67.7% - (continued)
	Media & Entertainment - 6.7% - (continued)
203,420	Facebook, Inc. Class A*	$41,751,955

		141,208,907

	Pharmaceuticals, Biotechnology & Life Sciences - 6.8%
439,430	AstraZeneca plc ADR	21,909,980
35,220	Biogen, Inc.*	10,450,830
212,190	Eli Lilly & Co.	27,888,132
177,513	Novartis AG	16,808,629
738,960	Pfizer, Inc.	28,952,453
62,930	Roche Holding AG	20,452,417
69,800	Vertex Pharmaceuticals, Inc.*	15,282,710

		141,745,151

	Real Estate - 0.9%
129,870	Crown Castle International Corp. REIT	18,461,020

	Retailing - 2.8%
11,702,200	Allstar Co.*(1)(2)(3)	4,680,880
127,280	Home Depot, Inc.	27,795,406
346,590	TJX Cos., Inc.	21,162,785
67,006	Tory Burch LLC*(1)(2)(3)	4,348,701

		57,987,772

	Semiconductors & Semiconductor Equipment - 4.2%
175,420	Analog Devices, Inc.	20,846,913
557,900	Intel Corp.	33,390,315
95,640	KLA Corp.	17,040,179
311,880	Micron Technology, Inc.*	16,772,906

		88,050,313

	Software & Services - 6.4%
60,110	Adobe, Inc.*	19,824,879
207,170	Amdocs Ltd.	14,955,603
133,080	Fidelity National Information Services, Inc.	18,510,097
516,070	Microsoft Corp.	81,384,239

		134,674,818

	Technology Hardware & Equipment - 2.9%
584,300	Cisco Systems, Inc.	28,023,028
625,080	Corning, Inc.	18,196,079
236,260	NetApp, Inc.	14,707,185

		60,926,292

	Telecommunication Services - 1.2%
415,260	Verizon Communications, Inc.	25,496,964

	Transportation - 1.0%
120,110	Union Pacific Corp.	21,714,687

	Utilities - 0.8%
390,520	Exelon Corp.	17,803,807

	Total Common Stocks (cost $975,044,859)	$1,420,355,609

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.7%
	Asset-Backed - Automobile - 0.1%
$55,618	ARI Fleet Lease Trust 1.91%, 04/15/2026(4)	$55,561
165,945	Canadian Pacer Auto Receivables Trust 2.05%, 03/19/2021(4)	165,931
	Chesapeake Funding LLC
497,199	1.91%, 08/15/2029(4)	496,703
340,246	2.19%, 05/15/2029, 1 mo. USD LIBOR + 0.450%(4)(5)	340,505
	Enterprise Fleet Financing LLC
189,181	1.97%, 01/20/2023(4)	189,108
44,446	2.13%, 07/20/2022(4)	44,446
339,126	2.13%, 05/22/2023(4)	339,021

The accompanying notes are an integral part of these financial statements.

64

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.7% - (continued)
	Asset-Backed - Automobile - 0.1% - (continued)
$321,350	First Investors Auto Owner Trust 3.41%, 04/18/2022(4)	$321,926
37,434	OneMain Direct Auto Receivables Trust 2.31%, 12/14/2021(4)	37,426
183,125	Securitized Term Auto Receivables Trust 2.04%, 04/26/2021(4)	183,101
89,777	Wheels SPV LLC 1.88%, 04/20/2026(4)	89,753

		2,263,481

	Asset-Backed - Finance & Insurance - 1.5%
293,570	AASET Trust 3.84%, 05/15/2039(4)	295,552
2,012,497	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(4)(6)	2,013,341
3,480,000	Atlas Senior Loan Fund Ltd. 3.30%, 01/16/2030, 3 mo. USD LIBOR + 1.300%(4)(5)	3,476,339
911,124	Bayview Koitere Fund Trust 3.50%, 07/28/2057(4)(6)	926,737
	Bayview Opportunity Master Fund Trust
476,146	3.50%, 01/28/2055(4)(6)	481,476
501,277	3.50%, 06/28/2057(4)(6)	509,139
475,854	4.00%, 11/28/2053(4)(6)	487,137
667,309	4.00%, 10/28/2064(4)(6)	682,836
1,705,000	CIFC Funding Ltd. 2.99%, 04/24/2030, 3 mo. USD LIBOR + 1.050%(4)(5)	1,699,970
	DB Master Finance LLC
313,425	3.79%, 05/20/2049(4)	320,117
278,600	4.02%, 05/20/2049(4)	285,426
	Ford Credit Floorplan Master Owner Trust
430,000	2.09%, 03/15/2022(4)	429,989
505,000	2.44%, 09/15/2026	506,317
	GreatAmerica Leasing Receivables Funding LLC
1,000,243	2.36%, 01/20/2023(4)	1,001,559
398,095	2.60%, 06/15/2021(4)	399,023
332,000	2.83%, 06/17/2024(4)	334,816
	Horizon Aircraft Finance Ltd.
303,185	3.43%, 11/15/2039(4)	301,400
241,987	3.72%, 07/15/2039(4)	241,689
1,465,000	KKR CLO Ltd. 3.34%, 04/15/2029, 3 mo. USD LIBOR + 1.340%(4)(5)	1,464,672
2,635,000	Madison Park Funding Ltd. 2.75%, 04/15/2029, 3 mo. USD LIBOR + 0.750%(4)(5)	2,615,459
2,690,000	Magnetite VII Ltd. 2.80%, 01/15/2028, 3 mo. USD LIBOR + 0.800%(4)(5)	2,681,981
1,615,000	Magnetite XVIII Ltd. 3.41%, 11/15/2028, 3 mo. USD LIBOR + 1.500%(4)(5)	1,611,725
	MMAF Equipment Finance LLC
564,086	2.21%, 10/17/2022(4)	564,448
1,000,000	2.21%, 12/15/2032(4)	1,001,229
66,845	OneMain Financial Issuance Trust 3.66%, 02/20/2029(4)	66,978
	Springleaf Funding Trust
92,611	2.90%, 11/15/2029(4)	92,645
755,000	3.48%, 05/15/2028(4)	756,779
	Towd Point Mortgage Trust
862,815	2.75%, 10/25/2056(4)(6)	868,703
214,696	2.75%, 04/25/2057(4)(6)	216,108
654,299	2.75%, 06/25/2057(4)(6)	658,154
312,179	3.00%, 01/25/2058(4)(6)	315,479
2,635,000	Treman Park CLO Ltd. 3.04%, 10/20/2028, 3 mo. USD LIBOR + 1.070%(4)(5)	2,633,659
	Vantage Data Centers Issuer LLC
338,867	3.19%, 07/15/2044(4)	341,004
800,058	4.07%, 02/16/2043(4)	825,023

		31,106,909

	Commercial Mortgage - Backed Securities - 0.4%
840,000	BAMLL Commercial Mortgage Securities Trust 4.09%, 08/10/2038(4)(6)	930,363
2,220,000	CSMC Trust 2.76%, 04/05/2033(4)	2,223,104
	FREMF Mortgage Trust

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.7% - (continued)
	Commercial Mortgage - Backed Securities - 0.4% - (continued)
$230,000	3.17%, 04/25/2046(4)(6)	$229,814
160,000	3.50%, 11/25/2045(4)(6)	163,060
285,000	3.68%, 01/25/2048(4)(6)	292,763
160,000	3.70%, 04/25/2048(4)(6)	164,823
810,000	3.77%, 09/25/2029(4)(6)	814,542
200,000	3.78%, 10/25/2048(4)(6)	206,987
160,000	3.88%, 02/25/2050(4)(6)	165,407
1,015,000	4.08%, 09/25/2025(4)(6)	1,055,579
260,000	4.16%, 04/25/2049(4)(6)	274,028
525,000	5.52%, 04/25/2020(4)(6)	525,584
1,000,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(4)(6)	1,034,653

		8,080,707

	Other ABS - 0.3%
1,113,867	AASET U.S. Ltd. 4.45%, 11/18/2038(4)	1,135,239
1,225,000	BlueMountain CLO Ltd. 3.35%, 11/20/2028, 3 mo. USD LIBOR + 1.450%(4)(5)	1,215,455
578,293	Castlelake Aircraft Securitization Trust 3.97%, 04/15/2039(4)	583,787
1,695,000	Hertz Fleet Lease Funding L.P. 2.70%, 01/10/2033(4)	1,707,256
246,745	Mach I 3.47%, 10/15/2039(4)	245,049
232,997	MAPS Ltd. 4.46%, 03/15/2044(4)	239,840
865,037	SoFi Consumer Loan Program Trust 3.54%, 11/26/2027(4)	871,995
	START Ireland
248,500	3.54%, 11/15/2044(4)	248,495
288,661	4.09%, 03/15/2044(4)	292,387

		6,539,503

	Whole Loan Collateral CMO - 0.4%
	Angel Oak Mortgage Trust LLC
581,817	2.62%, 11/25/2059(4)(6)	580,823
173,667	2.71%, 11/25/2047(4)(6)	173,488
267,572	3.63%, 03/25/2049(4)(6)	270,600
	COLT Mortgage Loan Trust
259,058	2.93%, 02/25/2048(4)(6)	259,197
276,515	3.69%, 10/26/2048(4)(6)	277,966
	Deephaven Residential Mortgage Trust
238,723	2.45%, 06/25/2047(4)(6)	238,348
188,624	2.58%, 10/25/2047(4)(6)	188,509
84,577	2.73%, 12/26/2046(4)(6)	84,273
324,980	2.98%, 12/25/2057(4)(6)	324,773
259,680	3.56%, 04/25/2059(4)(6)	261,416
534,582	Fannie Mae Connecticut Avenue Securities 7.69%, 10/25/2028, 1 mo. USD LIBOR + 5.900%(5)	577,352
629,123	MetLife Securitization Trust 3.00%, 04/25/2055(4)(6)	636,161
	Mill City Mortgage Loan Trust
226,661	2.50%, 04/25/2057(4)(6)	226,239
663,328	2.75%, 01/25/2061(4)(6)	666,289
818,374	New Residential Mortgage Loan Trust 4.00%, 04/25/2057(4)(6)	850,343
	Seasoned Credit Risk Transfer Trust
837,415	3.50%, 03/25/2058	867,862
820,079	3.50%, 07/25/2058	846,752
1,083,041	3.50%, 10/25/2058	1,125,809
543,886	Towd Point Mortgage Trust 2.25%, 04/25/2056(4)(6)	542,526
687,515	Verus Securitization Trust 3.21%, 05/25/2059(4)(6)	691,730

		9,690,456

	Total Asset & Commercial Mortgage Backed Securities (cost $57,571,843)	$57,681,056

The accompanying notes are an integral part of these financial statements.

65

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.6%
	Aerospace/Defense - 0.3%
$850,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(4)	$902,297
540,000	Boeing Co. 2.70%, 02/01/2027	547,511
	Lockheed Martin Corp.
500,000	4.07%, 12/15/2042	570,993
256,000	4.50%, 05/15/2036	303,637
560,000	4.85%, 09/15/2041	673,582
	United Technologies Corp.
685,000	3.95%, 08/16/2025	747,046
1,500,000	4.13%, 11/16/2028	1,687,641

		5,432,707

	Agriculture - 0.5%
	Altria Group, Inc.
560,000	4.50%, 05/02/2043	572,346
1,995,000	4.75%, 05/05/2021	2,067,532
280,000	5.80%, 02/14/2039	329,424
3,160,000	BAT Capital Corp. 3.56%, 08/15/2027	3,226,442
	BAT International Finance plc
2,775,000	3.25%, 06/07/2022(4)	2,836,582
290,000	3.50%, 06/15/2022(4)	297,968
1,065,000	Imperial Brands Finance plc 3.75%, 07/21/2022(4)	1,096,571
325,000	Philip Morris International, Inc. 4.88%, 11/15/2043	388,642

		10,815,507

	Airlines - 0.2%
2,679,447	Continental Airlines, Inc. 5.98%, 10/19/2023	2,818,697
1,410,595	Southwest Airlines Co. 6.15%, 02/01/2024	1,485,995
156,201	United Airlines Class B Pass Through Trust 4.60%, 09/01/2027	161,535

		4,466,227

	Auto Manufacturers - 0.5%
1,440,000	Daimler Finance North America LLC 2.30%, 02/12/2021(4)	1,442,722
	Ford Motor Credit Co. LLC
4,200,000	3.10%, 05/04/2023	4,196,860
1,030,000	3.82%, 11/02/2027	998,843
	General Motors Financial Co., Inc.
3,185,000	3.70%, 05/09/2023	3,283,704
1,245,000	3.95%, 04/13/2024	1,301,591

		11,223,720

	Beverages - 0.6%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
1,750,000	3.65%, 02/01/2026	1,866,484
310,000	4.70%, 02/01/2036	359,214
280,000	4.90%, 02/01/2046	332,114
	Anheuser-Busch InBev Worldwide, Inc.
1,125,000	3.50%, 01/12/2024	1,185,580
220,000	4.38%, 04/15/2038	247,144
2,515,000	4.75%, 01/23/2029	2,915,311
1,300,000	Coca-Cola Femsa S.A.B. de C.V. 3.88%, 11/26/2023	1,373,555
	Molson Coors Brewing Co.
2,725,000	3.00%, 07/15/2026	2,758,925
765,000	3.50%, 05/01/2022	786,490

		11,824,817

	Biotechnology - 0.1%
1,340,000	Biogen, Inc. 2.90%, 09/15/2020	1,349,849
335,000	Gilead Sciences, Inc. 2.55%, 09/01/2020	336,428

		1,686,277

	Chemicals - 0.1%
2,740,000	CNAC HK Synbridge Co., Ltd. 5.00%, 05/05/2020	2,761,208

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.6% - (continued)
	Commercial Banks - 4.1%
	Banco Santander S.A.
$1,200,000	3.13%, 02/23/2023	$1,224,909
600,000	3.85%, 04/12/2023	625,935
	Bank of America Corp.
1,220,000	2.63%, 10/19/2020	1,226,984
1,799,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD LIBOR + 1.040% thereafter)(7)	1,889,209
1,610,000	3.59%, 07/21/2028, (3.59% fixed rate until 07/21/2027; 3 mo. USD LIBOR + 1.370% thereafter)(7)	1,706,725
4,225,000	4.20%, 08/26/2024	4,536,865
2,380,000	Bank of Nova Scotia 2.70%, 08/03/2026	2,422,433
	Barclays plc
2,740,000	3.20%, 08/10/2021	2,777,176
1,000,000	3.93%, 05/07/2025, (3.93% fixed rate until 05/07/2024; 3 mo. USD LIBOR + 1.610% thereafter)(7)	1,051,250
1,660,000	BB&T Corp. 3.20%, 09/03/2021	1,691,897
	BNP Paribas S.A.
830,000	2.82%, 11/19/2025, (2.82% fixed rate until 11/19/2024; 3 mo. USD LIBOR + 1.111% thereafter)(4)(7)	839,858
1,000,000	3.38%, 01/09/2025(4)	1,038,636
	BPCE S.A.
450,000	3.50%, 10/23/2027(4)	465,025
2,225,000	5.15%, 07/21/2024(4)	2,441,824
3,625,000	5.70%, 10/22/2023(4)	4,003,486
1,875,000	Capital One Financial Corp. 3.75%, 04/24/2024	1,974,785
	Citigroup, Inc.
533,000	5.30%, 05/06/2044	680,013
290,000	8.13%, 07/15/2039	484,142
1,695,000	Citizens Bank NA 2.55%, 05/13/2021	1,708,034
	Credit Agricole S.A.
1,025,000	3.25%, 10/04/2024(4)	1,062,507
535,000	3.75%, 04/24/2023(4)	559,665
790,000	4.38%, 03/17/2025(4)	846,939
	Credit Suisse AG
855,000	3.00%, 10/29/2021	872,165
250,000	3.63%, 09/09/2024	265,977
	Credit Suisse Group AG
345,000	3.13%, 06/12/2024, 3 mo. USD LIBOR + 1.240%(4)(5)	349,131
530,000	3.57%, 01/09/2023(4)	544,602
260,000	3.87%, 01/12/2029, (3.87% fixed rate until 01/12/2028; 3 mo. USD LIBOR + 1.410% thereafter)(4)(7)	277,049
	Credit Suisse Group Funding Guernsey Ltd.
1,425,000	3.75%, 03/26/2025	1,508,437
1,885,000	3.80%, 09/15/2022	1,962,562
	Danske Bank A/S
775,000	3.88%, 09/12/2023(4)	804,821
440,000	5.00%, 01/12/2022(4)	462,173
575,000	5.38%, 01/12/2024(4)	629,415
785,000	Deutsche Bank AG 4.25%, 10/14/2021	807,390
	Goldman Sachs Group, Inc.
250,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(7)	268,220
2,000,000	6.25%, 02/01/2041	2,796,716
	HSBC Holdings plc
1,030,000	3.40%, 03/08/2021	1,046,365
3,625,000	3.60%, 05/25/2023	3,781,908
1,490,000	Huntington National Bank 2.40%, 04/01/2020	1,491,040

The accompanying notes are an integral part of these financial statements.

66

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.6% - (continued)
	Commercial Banks - 4.1% - (continued)
	ING Groep N.V.
$345,000	3.15%, 03/29/2022	$352,747
1,100,000	3.95%, 03/29/2027	1,186,186
	JP Morgan Chase & Co.
2,240,000	3.25%, 09/23/2022	2,317,607
1,660,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(7)	1,788,453
2,775,000	4.45%, 12/05/2029, (4.45% fixed rate until 12/05/2028; 3 mo. USD LIBOR + 1.330% thereafter)(7)	3,158,203
470,000	Macquarie Bank Ltd. 2.40%, 01/21/2020(4)	470,054
1,500,000	Macquarie Group Ltd. 4.15%, 03/27/2024, (4.15% fixed rate until 03/27/2023; 3 mo. USD LIBOR + 1.330% thereafter)(4)(7)	1,576,467
	Morgan Stanley
1,450,000	3.13%, 07/27/2026	1,497,184
2,450,000	3.63%, 01/20/2027	2,608,795
1,000,000	3.70%, 10/23/2024	1,062,304
4,905,000	NBK SPC Ltd. 2.75%, 05/30/2022(4)	4,937,726
1,755,000	Santander Holdings USA, Inc. 3.40%, 01/18/2023	1,799,482
685,000	UBS Group AG 3.13%, 08/13/2030, (3.13% fixed rate until 08/13/2029; 3 mo. USD LIBOR + 1.468% thereafter)(4)(7)	696,830
	UBS Group Funding Switzerland AG
1,665,000	2.95%, 09/24/2020(4)	1,676,644
1,900,000	3.00%, 04/15/2021(4)	1,924,748
	Wells Fargo & Co.
4,344,000	4.48%, 01/16/2024	4,691,621
850,000	4.75%, 12/07/2046	1,020,761

		85,892,080

	Commercial Services - 0.3%
	CommonSpirit Health
1,854,000	2.95%, 11/01/2022	1,889,103
245,000	4.35%, 11/01/2042	251,648
	ERAC USA Finance LLC
1,800,000	4.50%, 08/16/2021(4)	1,869,363
1,500,000	5.63%, 03/15/2042(4)	1,903,452

		5,913,566

	Diversified Financial Services - 0.3%
4,610,520	Postal Square L.P. 8.95%, 06/15/2022	5,075,053
1,220,000	Societe Generale S.A. 3.25%, 01/12/2022(4)	1,245,209

		6,320,262

	Electric - 1.9%
	Cleco Corporate Holdings LLC
650,000	3.38%, 09/15/2029(4)	652,800
1,294,000	3.74%, 05/01/2026	1,337,195
875,000	4.97%, 05/01/2046	971,047
1,960,000	Cleveland Electric Illuminating Co. 3.50%, 04/01/2028(4)	2,041,574
	Dominion Energy South Carolina, Inc.
205,000	4.60%, 06/15/2043	243,454
1,180,000	6.05%, 01/15/2038	1,607,145
360,000	6.63%, 02/01/2032	488,324
	Dominion Energy, Inc.
2,090,000	2.45%, 01/15/2023(4)	2,097,304
310,000	2.72%, 08/15/2021(8)	312,376
1,750,000	4.10%, 04/01/2021(8)	1,793,604
1,200,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	1,632,688
265,000	Duke Energy Corp. 3.40%, 06/15/2029	277,006
1,375,000	Electricite de France S.A. 5.63%, 12/29/2049, (5.63% fixed rate until 01/22/2024; 10 year USD Swap + 3.041% thereafter)(4)(7)(9)	1,457,500

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.6% - (continued)
	Electric - 1.9% - (continued)
$365,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	$368,397
1,165,000	Evergy, Inc. 2.90%, 09/15/2029	1,159,527
1,000,000	FirstEnergy Corp. 3.90%, 07/15/2027	1,069,674
2,405,000	Fortis, Inc. 3.06%, 10/04/2026	2,456,528
	Georgia Power Co.
845,000	4.30%, 03/15/2042	927,236
245,000	4.75%, 09/01/2040	277,909
1,275,000	Indianapolis Power and Light Co. 6.60%, 06/01/2037(4)	1,758,606
515,000	Infraestructura Energetica Nova S.A.B. de C.V. 4.88%, 01/14/2048(4)	490,537
	NextEra Energy Capital Holdings, Inc.
630,000	2.75%, 11/01/2029	633,361
215,000	3.25%, 04/01/2026	223,978
335,000	3.50%, 04/01/2029	356,627
645,000	Niagara Mohawk Power Corp. 4.28%, 12/15/2028(4)	719,582
1,325,000	Oglethorpe Power Corp. 5.25%, 09/01/2050	1,592,554
	Oncor Electric Delivery Co. LLC
385,000	2.95%, 04/01/2025	393,805
1,185,000	4.10%, 06/01/2022	1,238,954
2,300,000	PPL Capital Funding, Inc. 3.10%, 05/15/2026	2,341,695
	SCANA Corp.
893,000	4.13%, 02/01/2022	917,733
1,222,000	4.75%, 05/15/2021	1,249,478
484,000	6.25%, 04/01/2020	487,674
2,000,000	Southern California Edison Co. 5.55%, 01/15/2037	2,416,666
	Southern Co.
1,450,000	2.75%, 06/15/2020	1,453,453
2,050,000	2.95%, 07/01/2023	2,102,909
385,000	4.40%, 07/01/2046	426,990

		39,975,890

	Engineering & Construction - 0.1%
	SBA Tower Trust
1,235,000	2.88%, 07/15/2046(4)	1,239,117
225,000	3.45%, 03/15/2048(4)	231,812

		1,470,929

	Food - 0.3%
	Conagra Brands, Inc.
455,000	4.60%, 11/01/2025	502,694
530,000	5.30%, 11/01/2038	629,441
1,255,000	Danone S.A. 2.95%, 11/02/2026(4)	1,282,100
505,000	Kraft Heinz Foods Co. 4.38%, 06/01/2046	497,814
1,065,000	Kroger Co. 4.00%, 02/01/2024	1,135,264
480,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026(4)	502,205
675,000	Tyson Foods, Inc. 5.10%, 09/28/2048	849,932

		5,399,450

	Gas - 0.2%
330,000	Boston Gas Co. 3.15%, 08/01/2027(4)	341,265
1,145,000	Dominion Energy Gas Holdings LLC 3.00%, 11/15/2029	1,141,145
1,870,000	KeySpan Gas East Corp. 2.74%, 08/15/2026(4)	1,874,619
350,000	Sempra Energy 3.40%, 02/01/2028	362,839

		3,719,868

	Healthcare-Products - 0.0%
400,000	Alcon Finance Corp. 3.80%, 09/23/2049(4)	419,698
135,000	Boston Scientific Corp. 4.00%, 03/01/2029	149,409
305,000	Medtronic, Inc. 3.15%, 03/15/2022	313,698

		882,805

	Healthcare - Services - 0.6%
	Anthem, Inc.
421,000	3.30%, 01/15/2023	435,636

The accompanying notes are an integral part of these financial statements.

67

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.6% - (continued)
	Healthcare - Services - 0.6% - (continued)
$1,360,000	4.10%, 03/01/2028	$1,477,775
475,000	4.65%, 08/15/2044	538,437
	CommonSpirit Health
125,000	4.19%, 10/01/2049	124,978
590,000	4.20%, 08/01/2023	623,286
	Dignity Health
714,000	3.81%, 11/01/2024	753,863
1,353,000	4.50%, 11/01/2042	1,406,996
425,000	HCA, Inc. 5.25%, 06/15/2049	475,120
1,770,000	Humana, Inc. 2.90%, 12/15/2022	1,803,596
	Mercy Health
1,400,000	3.56%, 08/01/2027	1,448,731
1,210,000	4.30%, 07/01/2028	1,355,606
	UnitedHealth Group, Inc.
920,000	3.35%, 07/15/2022	952,950
1,440,000	3.75%, 07/15/2025	1,555,575

		12,952,549

	Household Products - 0.1%
2,240,640	Procter & Gamble - Esop 9.36%, 01/01/2021	2,303,522

	Insurance - 0.5%
1,255,000	American International Group, Inc. 4.25%, 03/15/2029	1,397,101
1,000,000	Berkshire Hathaway, Inc. 2.75%, 03/15/2023	1,025,424
	Chubb INA Holdings, Inc.
495,000	2.30%, 11/03/2020	496,753
840,000	3.35%, 05/15/2024	885,114
200,000	Five Corners Funding Trust 4.42%, 11/15/2023(4)	217,133
	Liberty Mutual Group, Inc.
122,000	4.25%, 06/15/2023(4)	129,649
428,000	4.57%, 02/01/2029(4)	478,313
705,000	Marsh & McLennan Cos., Inc. 4.38%, 03/15/2029	803,799
	MetLife, Inc.
2,205,000	3.60%, 04/10/2024	2,349,605
795,000	4.88%, 11/13/2043	985,855
132,000	Northwestern Mutual Life Insurance Co. 3.63%, 09/30/2059(4)	132,388
2,220,000	Trinity Acquisition plc 4.40%, 03/15/2026	2,413,985

		11,315,119

	Internet - 0.3%
1,775,000	Alibaba Group Holding Ltd. 3.40%, 12/06/2027	1,849,394
	Amazon.com, Inc.
1,250,000	2.50%, 11/29/2022	1,274,875
1,020,000	4.80%, 12/05/2034	1,287,170
	Tencent Holdings Ltd.
1,095,000	3.60%, 01/19/2028(4)	1,144,689
470,000	3.98%, 04/11/2029(4)	507,580

		6,063,708

	IT Services - 0.2%
	Apple, Inc.
546,000	3.25%, 02/23/2026	578,255
1,360,000	3.45%, 05/06/2024	1,444,370
1,675,000	International Business Machines Corp. 3.30%, 05/15/2026	1,768,228

		3,790,853

	Machinery - Construction & Mining - 0.1%
1,500,000	Caterpillar Financial Services Corp. 3.30%, 06/09/2024	1,577,286

	Media - 0.8%
570,000	CBS Corp. 3.70%, 06/01/2028	597,752
485,000	Charter Communications Operating LLC / Charter Communications Operating Capital 5.38%, 05/01/2047	544,125

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.6% - (continued)
	Media - 0.8% - (continued)
	Comcast Corp.
$1,140,000	3.95%, 10/15/2025	$1,244,210
2,050,000	4.40%, 08/15/2035	2,404,708
585,000	4.60%, 10/15/2038	697,476
	Cox Communications, Inc.
80,000	4.60%, 08/15/2047(4)	88,839
2,320,000	4.80%, 02/01/2035(4)	2,569,988
365,000	Fox Corp. 4.03%, 01/25/2024(4)	388,965
2,386,000	Sky Ltd. 3.75%, 09/16/2024(4)	2,555,964
	Time Warner Cable LLC
395,000	6.55%, 05/01/2037	484,564
250,000	7.30%, 07/01/2038	326,122
130,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	153,448
	Viacom, Inc.
835,000	3.88%, 12/15/2021	863,899
2,175,000	4.25%, 09/01/2023	2,316,537
400,000	5.85%, 09/01/2043	501,165
	Walt Disney Co.
385,000	4.00%, 10/01/2023	412,908
1,275,000	4.50%, 02/15/2021	1,313,950

		17,464,620

	Mining - 0.1%
1,575,000	Glencore Finance Canada Ltd. 4.25%, 10/25/2022(4)	1,649,066

	Oil & Gas - 0.8%
1,200,000	BG Energy Capital plc 4.00%, 10/15/2021(4)	1,239,679
655,000	BP Capital Markets America, Inc. 3.25%, 05/06/2022	676,096
2,080,000	Cimarex Energy Co. 4.38%, 06/01/2024	2,197,084
130,000	ConocoPhillips Co. 4.95%, 03/15/2026	149,604
	Equinor ASA
160,000	2.45%, 01/17/2023	162,518
1,850,000	2.90%, 11/08/2020	1,865,421
210,000	3.25%, 11/10/2024	221,303
45,000	3.70%, 03/01/2024	47,947
1,290,000	Hess Corp. 7.30%, 08/15/2031	1,644,103
	Occidental Petroleum Corp.
1,326,000	4.85%, 03/15/2021	1,365,888
330,000	7.50%, 05/01/2031	429,390
3,540,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	3,545,876
815,000	Saudi Arabian Oil Co. 3.50%, 04/16/2029(4)	844,977
1,375,000	Total Capital International S.A. 2.70%, 01/25/2023	1,405,098

		15,794,984

	Oil & Gas Services - 0.0%
948,000	Schlumberger Holdings Corp. 3.90%, 05/17/2028(4)	1,010,003

	Pharmaceuticals - 0.9%
	AbbVie, Inc.
490,000	4.05%, 11/21/2039(4)	515,018
805,000	4.25%, 11/21/2049(4)	854,764
	Allergan Funding SCS
645,000	3.45%, 03/15/2022	659,812
975,000	3.80%, 03/15/2025	1,024,635
600,000	4.85%, 06/15/2044	653,929
	Allergan Sales LLC
142,000	4.88%, 02/15/2021(4)	146,142
800,000	5.00%, 12/15/2021(4)	836,744
	Bayer U.S. Finance LLC
955,000	3.38%, 10/08/2024(4)	984,443
2,230,000	4.25%, 12/15/2025(4)	2,406,728
770,000	Bristol-Myers Squibb Co. 3.55%, 08/15/2022(4)	800,264
955,000	Cigna Corp. 4.38%, 10/15/2028	1,058,033
3,130,000	CVS Health Corp. 4.10%, 03/25/2025	3,360,569

The accompanying notes are an integral part of these financial statements.

68

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.6% - (continued)
	Pharmaceuticals - 0.9% - (continued)
$2,015,000	EMD Finance LLC 2.95%, 03/19/2022(4)	$2,042,342
	Merck & Co., Inc.
1,960,000	2.75%, 02/10/2025	2,033,705
1,640,000	2.80%, 05/18/2023	1,689,817

		19,066,945

	Pipelines - 0.7%
872,000	Energy Transfer Operating L.P. 7.60%, 02/01/2024	1,010,988
375,000	Energy Transfer Partners L.P. 4.50%, 11/01/2023	397,333
2,395,000	EQM Midstream Partners L.P. 4.75%, 07/15/2023	2,402,644
	MPLX L.P.
485,000	4.00%, 03/15/2028	502,350
1,280,000	4.13%, 03/01/2027	1,344,562
	Phillips 66 Partners L.P.
2,425,000	3.61%, 02/15/2025	2,542,184
650,000	3.75%, 03/01/2028	677,073
	Sunoco Logistics Partners Operations L.P.
1,775,000	3.90%, 07/15/2026	1,844,035
509,000	4.40%, 04/01/2021	521,280
1,075,000	5.35%, 05/15/2045	1,156,103
2,470,000	Western Midstream Operating L.P. 4.00%, 07/01/2022	2,531,906

		14,930,458

	Real Estate - 0.2%
1,920,000	WEA Finance LLC 4.13%, 09/20/2028(4)	2,079,219
1,400,000	WEA Finance LLC / Westfield UK & Europe Finance plc 3.25%, 10/05/2020(4)	1,411,274

		3,490,493

	Real Estate Investment Trusts - 0.6%
	American Tower Corp.
975,000	3.45%, 09/15/2021	997,210
1,346,000	3.80%, 08/15/2029	1,439,048
375,000	4.40%, 02/15/2026	409,228
400,000	5.00%, 02/15/2024	439,947
760,000	AvalonBay Communities, Inc. 3.63%, 10/01/2020	766,095
1,950,000	Brandywine Operating Partnership L.P. 3.95%, 11/15/2027	2,038,824
	Crown Castle International Corp.
635,000	3.65%, 09/01/2027	672,031
525,000	3.80%, 02/15/2028	559,645
2,960,000	HCP, Inc. 4.00%, 06/01/2025	3,182,652
980,000	Healthpeak Properties, Inc. 3.00%, 01/15/2030	983,871
470,000	SBA Tower Trust 2.84%, 01/15/2025(4)	474,791
745,000	Simon Property Group L.P. 2.45%, 09/13/2029	733,438

		12,696,780

	Retail - 0.3%
1,325,000	AutoZone, Inc. 3.25%, 04/15/2025	1,381,597
	CVS Health Corp.
2,100,000	4.00%, 12/05/2023	2,222,438
685,000	4.88%, 07/20/2035	787,893
945,000	Lowe’s Cos., Inc. 4.55%, 04/05/2049	1,115,741

		5,507,669

	Savings & Loans - 0.0%
540,000	Nationwide Building Society 3.62%, 04/26/2023, (3.62% fixed rate until 04/26/2022; 3 mo. USD LIBOR + 1.181% thereafter)(4)(7)	555,481

	Semiconductors - 0.2%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
1,855,000	3.63%, 01/15/2024	1,922,568
935,000	3.88%, 01/15/2027	971,239
110,000	Broadcom, Inc. 4.25%, 04/15/2026(4)	116,839
810,000	Microchip Technology, Inc. 3.92%, 06/01/2021	828,371

		3,839,017

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.6% - (continued)
	Software - 0.3%
$1,820,000	Fiserv, Inc. 3.20%, 07/01/2026	$1,884,875
	Microsoft Corp.
1,605,000	2.40%, 08/08/2026	1,624,011
1,000,000	3.70%, 08/08/2046	1,130,754
2,300,000	Oracle Corp. 3.25%, 11/15/2027	2,437,711

		7,077,351

	Telecommunications - 1.0%
635,000	America Movil S.A.B. de C.V. 3.13%, 07/16/2022	649,618
	AT&T, Inc.
2,325,000	3.60%, 07/15/2025	2,461,136
355,000	3.95%, 01/15/2025	380,525
800,000	4.13%, 02/17/2026	867,150
2,185,000	4.45%, 04/01/2024	2,368,671
1,125,000	British Telecommunications plc 3.25%, 11/08/2029(4)	1,124,171
	Deutsche Telekom International Finance B.V.
450,000	3.60%, 01/19/2027(4)	473,919
665,000	4.38%, 06/21/2028(4)	742,689
715,000	GTP Acquisition Partners LLC 2.35%, 06/15/2045(4)	715,115
576,000	Orange S.A. 9.00%, 03/01/2031	892,242
2,440,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 09/20/2029(4)	2,583,911
	Telefonica Emisiones S.A.
1,035,000	5.21%, 03/08/2047	1,228,447
300,000	5.52%, 03/01/2049	376,372
	Verizon Communications, Inc.
2,300,000	2.95%, 03/15/2022	2,352,649
2,086,000	4.52%, 09/15/2048	2,503,086
222,000	4.67%, 03/15/2055	274,299
715,000	4.75%, 11/01/2041	865,325
283,000	4.81%, 03/15/2039	341,628

		21,200,953

	Transportation - 0.4%
	FedEx Corp.
62,000	4.05%, 02/15/2048	59,906
155,000	4.10%, 02/01/2045	150,439
211,000	4.55%, 04/01/2046	217,038
425,000	4.75%, 11/15/2045	447,583
397,000	4.95%, 10/17/2048	434,024
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
155,000	2.70%, 11/01/2024(4)	156,109
1,685,000	3.20%, 07/15/2020(4)	1,692,228
1,100,000	3.38%, 02/01/2022(4)	1,123,415
2,850,000	3.95%, 03/10/2025(4)	3,028,089

		7,308,831

	Water - 0.0%
625,000	American Water Capital Corp. 2.95%, 09/01/2027	638,889

	Total Corporate Bonds (cost $348,583,247)	$368,019,890

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
	Qatar - 0.4%
	Qatar Government International Bond
$4,990,000	2.38%, 06/02/2021(4)	$5,002,934
1,680,000	3.88%, 04/23/2023(4)	1,773,512
636,000	4.00%, 03/14/2029(4)	709,779

		7,486,225

	Saudi Arabia - 0.1%
	Saudi Government International Bond
935,000	2.38%, 10/26/2021(4)	937,992
1,385,000	2.88%, 03/04/2023(4)	1,409,348

		2,347,340

	Total Foreign Government Obligations (cost $9,553,224)	$9,833,565

The accompanying notes are an integral part of these financial statements.

69

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.9%
	Airport - 0.0%
$190,000	Broward County, FL, Airport System Rev 3.48%, 10/01/2043	$190,844

	Education - 0.0%
310,000	Massachusetts School Building Auth 3.40%, 10/15/2040	309,907

	General - 0.4%
	Chicago, IL, Transit Auth
140,000	6.30%, 12/01/2021	147,414
1,000,000	6.90%, 12/01/2040	1,350,920
365,000	City of Sacramento, CA 6.42%, 08/01/2023	414,815
375,000	Metropolitan Transportation Auth, NY, Rev 6.67%, 11/15/2039	532,241
2,205,000	New York State Urban Dev Corp. Rev 2.10%, 03/15/2022	2,209,807
1,250,000	Philadelphia Auth for Industrial Dev 6.55%, 10/15/2028	1,559,838
1,355,000	Sales Tax Securitization Corp., IL 4.79%, 01/01/2048	1,574,171

		7,789,206

	General Obligation - 0.2%
	California State, GO Taxable
420,000	7.35%, 11/01/2039	645,170
220,000	7.55%, 04/01/2039	352,884
685,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.72%, 12/01/2038	896,199
1,180,000	State of Illinois, GO 5.10%, 06/01/2033(10)	1,272,076

		3,166,329

	Power - 0.0%
485,000	New York, Utility Debt Securitization Auth 3.44%, 12/15/2025	499,453

	Transportation - 0.1%
225,000	Bay Area Toll Auth, CA 2.57%, 04/01/2031	223,693
	Foothill-Eastern Transportation Corridor Agency
620,000	3.92%, 01/15/2053	611,655
180,000	4.09%, 01/15/2049	179,703
875,000	Illinois State Toll Highway Auth 6.18%, 01/01/2034	1,161,492
570,000	New York and New Jersey Port Auth, Taxable Rev 6.04%, 12/01/2029	733,978

		2,910,521

	Utility - Electric - 0.2%
785,000	Illinois Municipal Electric Agency 6.83%, 02/01/2035	1,017,313
	Municipal Electric Auth, GA
1,596,000	6.64%, 04/01/2057	2,148,982
412,000	6.66%, 04/01/2057	567,493

		3,733,788

	Total Municipal Bonds (cost $16,738,916)	$18,600,048

U.S. GOVERNMENT AGENCIES - 2.3%
	Mortgage-Backed Agencies - 2.3%
	FHLMC - 1.6%
$570,000	2.28%, 07/25/2026	$570,742
194,703	2.50%, 10/01/2049	192,558
10,688,623	2.50%, 11/01/2049	10,570,866
3,916,829	2.50%, 12/01/2049	3,873,677
3,374,672	3.00%, 11/01/2049	3,424,057
1,730,508	3.00%, 12/01/2049	1,756,024
3,693,900	3.00%, 01/01/2050	3,749,650
8,339,585	3.50%, 08/01/2048	8,580,541
24,764	4.00%, 03/01/2041	26,577

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 2.3% - (continued)
	Mortgage-Backed Agencies - 2.3% - (continued)
	FHLMC - 1.6% - (continued)
$17,324	4.62%, 04/01/2029, 12 mo. USD CMT + 2.252%(5)	$18,003

		32,762,695

	FNMA - 0.6%
487,778	2.25%, 10/25/2024, 1 mo. USD LIBOR + 0.400%(5)	486,873
1,735,461	2.50%, 12/01/2049	1,716,342
650,000	2.78%, 06/01/2026	668,360
1,143,411	3.00%, 03/01/2049	1,159,754
1,580,232	3.00%, 03/25/2053	1,620,115
325,000	3.07%, 02/01/2025	338,396
1,590,602	3.50%, 12/01/2048	1,637,699
3,229,204	3.50%, 06/25/2059	3,390,642
38,086	4.50%, 11/01/2023	40,053
117,783	4.50%, 03/01/2038	127,821
60,213	4.50%, 11/01/2039	65,322
41,747	4.50%, 04/01/2040	45,333
90,869	4.50%, 08/01/2040	97,775
35,635	4.50%, 02/01/2041	38,697
507,839	4.50%, 04/01/2041	551,315
307,031	4.50%, 06/01/2041	333,443
418,505	4.50%, 07/01/2041	454,536
150,500	4.50%, 09/01/2041	163,462
58,963	4.50%, 07/01/2044	62,737

		12,998,675

	GNMA - 0.1%
75,056	5.00%, 07/15/2037	83,553
7,811	6.00%, 06/15/2024	8,599
4,239	6.00%, 07/15/2026	4,667
2,925	6.00%, 01/15/2028	3,221
1,698	6.00%, 03/15/2028	1,880
42,683	6.00%, 04/15/2028	47,065
62,019	6.00%, 05/15/2028	68,281
17,491	6.00%, 06/15/2028	19,257
38,201	6.00%, 07/15/2028	42,059
15,381	6.00%, 08/15/2028	16,935
41,026	6.00%, 09/15/2028	45,169
87,930	6.00%, 10/15/2028	96,809
80,598	6.00%, 11/15/2028	88,736
82,752	6.00%, 12/15/2028	91,116
2,097	6.00%, 12/15/2031	2,357
20,638	6.00%, 09/15/2032	23,575
7,643	6.00%, 11/15/2032	8,568
1,882	6.00%, 04/15/2033	2,072
78,019	6.00%, 06/15/2033	87,283
28,222	6.00%, 10/15/2033	32,232
3,631	6.00%, 11/15/2033	4,146
58,653	6.00%, 10/15/2034	65,307
55,889	6.00%, 01/15/2035	61,652
6,984	6.00%, 05/15/2035	7,689
11,012	6.00%, 06/15/2035	12,223
471	6.50%, 03/15/2026	520
3,946	6.50%, 01/15/2028	4,352
40,636	6.50%, 03/15/2028	44,827
93,434	6.50%, 04/15/2028	103,070
27,933	6.50%, 05/15/2028	30,814
140,937	6.50%, 06/15/2028	155,471
6,194	6.50%, 10/15/2028	6,832
2,374	6.50%, 02/15/2035	2,688
13,145	7.00%, 11/15/2031	14,521
6,572	7.00%, 03/15/2032	7,269
990,840	7.00%, 11/15/2032	1,166,090
130,870	7.00%, 01/15/2033	150,916
140,081	7.00%, 05/15/2033	160,759

The accompanying notes are an integral part of these financial statements.

70

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 2.3% - (continued)
	GNMA - 0.1% - (continued)
$23,986	7.00%, 07/15/2033	$27,221
166,147	7.00%, 11/15/2033	190,873
65,186	7.50%, 09/16/2035	74,622
115	8.00%, 09/15/2026	125
87	8.00%, 11/15/2026	91
7,316	8.00%, 12/15/2026	8,246
115	8.00%, 09/15/2027	119
4,730	8.00%, 07/15/2029	5,436
1,846	8.00%, 11/15/2029	1,850
9,780	8.00%, 12/15/2029	10,116
3,857	8.00%, 01/15/2030	3,960
3,599	8.00%, 02/15/2030	3,621
825	8.00%, 03/15/2030	834
20,622	8.00%, 04/15/2030	20,807
4,316	8.00%, 05/15/2030	4,463
35,648	8.00%, 06/15/2030	37,741
2,054	8.00%, 07/15/2030	2,133
59,139	8.00%, 08/15/2030	60,663
14,684	8.00%, 09/15/2030	15,060
7,104	8.00%, 11/15/2030	7,189
119,586	8.00%, 12/15/2030	133,103

		3,380,853

	Total U.S. Government Agencies (cost $48,381,097)	$49,142,223

U.S. GOVERNMENT SECURITIES - 7.1%
	U.S. Treasury Securities - 7.1%
	U.S. Treasury Bonds - 4.5%
$1,325,000	2.25%, 08/15/2049	$1,288,977
19,250,000	2.50%, 02/15/2045(11)	19,687,637
2,280,000	2.50%, 05/15/2046	2,333,527
960,000	2.75%, 08/15/2047	1,032,112
6,214,000	2.75%, 11/15/2047	6,680,778
10,070,800	2.88%, 05/15/2043	10,994,874
5,410,000	3.00%, 08/15/2048	6,108,439
3,485,000	3.00%, 02/15/2049	3,941,862
7,895,000	3.13%, 08/15/2044	9,000,608
4,630,000	3.38%, 05/15/2044	5,490,891
21,300,000	4.38%, 02/15/2038	28,372,266

		94,931,971

	U.S. Treasury Notes - 2.6%
9,820,000	1.63%, 10/31/2026	9,697,633
5,000,000	1.63%, 08/15/2029	4,874,805
2,725,000	1.75%, 11/15/2029	2,686,041
17,305,000	2.13%, 03/31/2024	17,626,765
4,750,000	2.38%, 05/15/2029	4,940,557
13,350,000	2.63%, 12/31/2023	13,848,017

		53,673,818

	Total U.S. Government Securities (cost $132,900,226)	$148,605,789

	Total Long-Term Investments (cost $1,588,773,412)	$2,072,238,180

SHORT-TERM INVESTMENTS - 1.0%
	Other Investment Pools & Funds - 0.9%
19,612,070	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.52%(12)	$19,612,070

	Securities Lending Collateral - 0.1%
64,824	Citibank NA DDCA, 1.54%, 1/2/2020(12)	64,824
314,336	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.52%(12)	314,336

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 1.0% - (continued)
	Securities Lending Collateral - 0.1% - (continued)
289,680	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(12)	$289,680
144,840	JPMorgan Prime Money Market Fund, 1.69%(12)	144,840
386,240	Morgan Stanley Institutional Liquidity Funds, Prime Portfolio, Institutional Class, 1.72%(12)	386,240
96,560	State Street Institutional Liquid Reserves Fund, 1.70%(12)	96,560

		1,296,480

	Total Short-Term Investments (cost $20,908,550)	$20,908,550

Total Investments (cost $1,609,681,962)	99.8%	$2,093,146,730
Other Assets and Liabilities	0.2%	3,699,571

Total Net Assets	100.0%	$2,096,846,301

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2019, the aggregate fair value of these securities was $9,029,581, which represented 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $9,029,581 or 0.4% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	11,702,200	$5,090,681	$4,680,880
11/2013	Tory Burch LLC	67,006	5,251,707	4,348,701

			$10,342,388	$9,029,581

(4)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $153,721,940, representing 7.3% of net assets.

The accompanying notes are an integral part of these financial statements.

71

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2019

(5)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2019. Base lending rates may be subject to a floor or cap.

(6)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(8)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(9)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(10)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(11)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of December 31, 2019, the market value of securities pledged was $567,618.

(12)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	43	03/31/2020	$9,266,500	$(3,453)
U.S. Treasury 5-Year Note Future	240	03/31/2020	28,466,250	(103,648)
U.S. Treasury 10-Year Note Future	54	03/20/2020	6,934,781	(41,068)

Total futures contracts				$(148,169)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

72

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$14,161,946	$14,161,946	$—	$—
Banks	146,931,757	146,931,757	—	—
Capital Goods	134,402,324	134,402,324	—	—
Consumer Durables & Apparel	24,634,030	24,634,030	—	—
Consumer Services	16,424,218	16,424,218	—	—
Diversified Financials	7,403,100	7,403,100	—	—
Energy	64,628,737	64,628,737	—	—
Food & Staples Retailing	14,389,215	14,389,215	—	—
Food, Beverage & Tobacco	17,337,532	17,337,532	—	—
Health Care Equipment & Services	108,949,730	93,205,512	15,744,218	—
Household & Personal Products	14,590,818	14,590,818	—	—
Insurance	77,472,993	77,472,993	—	—
Materials	70,959,478	70,959,478	—	—
Media & Entertainment	141,208,907	141,208,907	—	—
Pharmaceuticals, Biotechnology & Life Sciences	141,745,151	104,484,105	37,261,046	—
Real Estate	18,461,020	18,461,020	—	—
Retailing	57,987,772	48,958,191	—	9,029,581
Semiconductors & Semiconductor Equipment	88,050,313	88,050,313	—	—
Software & Services	134,674,818	134,674,818	—	—
Technology Hardware & Equipment	60,926,292	60,926,292	—	—
Telecommunication Services	25,496,964	25,496,964	—	—
Transportation	21,714,687	21,714,687	—	—
Utilities	17,803,807	17,803,807	—	—
Asset & Commercial Mortgage Backed Securities	57,681,056	—	57,681,056	—
Corporate Bonds	368,019,890	—	368,019,890	—
Foreign Government Obligations	9,833,565	—	9,833,565	—
Municipal Bonds	18,600,048	—	18,600,048	—
U.S. Government Agencies	49,142,223	—	49,142,223	—
U.S. Government Securities	148,605,789	—	148,605,789	—
Short-Term Investments	20,908,550	20,908,550	—	—

Total	$2,093,146,730	$1,379,229,314	$704,887,835	$9,029,581

Liabilities
Futures Contracts(2)	$(148,169)	$(148,169)	$—	$—

Total	$(148,169)	$(148,169)	$—	$—

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

73

Hartford Capital Appreciation HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8%
	Automobiles & Components - 0.4%
13,873	Ferrari N.V.	$2,303,412
418,744	General Motors Co.	15,326,031

		17,629,443

	Banks - 3.3%
240,952	Atlantic Union Bankshares Corp.	9,047,748
1,739,894	Banco Santander S.A.	7,294,936
749,878	Bank of America Corp.	26,410,703
368,529	Bank OZK	11,241,977
335,303	Citigroup, Inc.	26,787,357
59,839	HDFC Bank Ltd. ADR	3,791,997
158,588	HDFC Bank Ltd.	2,829,772
1,539,433	People’s United Financial, Inc.	26,016,418
147,375	PNC Financial Services Group, Inc.	23,525,471
464,522	UniCredit S.p.A.	6,789,900

		143,736,279

	Capital Goods - 5.9%
244,966	A.O. Smith Corp.	11,670,180
42,471	Airbus SE	6,233,261
45,289	Deere & Co.	7,846,772
78,075	Dover Corp.	8,998,925
207,256	Fortune Brands Home & Security, Inc.	13,542,107
199,922	General Dynamics Corp.	35,256,245
350,600	HF Global, Inc.*(1)(2)(3)	5,826,972
73,006	Honeywell International, Inc.	12,922,062
266,837	Ingersoll-Rand plc	35,467,974
157,911	L3Harris Technologies, Inc.	31,245,850
40,359	Lockheed Martin Corp.	15,714,987
166,151	Pentair plc	7,621,346
44,283	Raytheon Co.	9,730,746
27,962	Rockwell Automation, Inc.	5,667,059
21,088	Safran S.A.	3,257,237
970,130	Sanwa Holdings Corp.	10,871,021
51,210	United Technologies Corp.	7,669,210
64,904	Vinci S.A.	7,228,589
280,586	Wabtec Corp.	21,829,591

		258,600,134

	Commercial & Professional Services - 3.1%
221,852	Copart, Inc.*	20,175,221
26,041	CoStar Group, Inc.*	15,580,330
47,376	Equifax, Inc.	6,638,325
247,483	Herman Miller, Inc.	10,307,667
78,831	Intertek Group plc	6,108,468
134,810	Recruit Holdings Co., Ltd.	5,049,353
262,576	Republic Services, Inc.	23,534,687
571,364	Steelcase, Inc. Class A	11,690,107
256,186	TransUnion	21,932,083
167,977	Waste Connections, Inc.	15,250,632

		136,266,873

	Consumer Durables & Apparel - 2.2%
223,322	Carter’s, Inc.	24,418,028
158,279	Lennar Corp. Class A	8,830,385
353,730	NIKE, Inc. Class B	35,836,386
228,438	Peloton Interactive, Inc. Class A*	6,487,639
196,208	Steven Madden Ltd.	8,438,906
302,392	Under Armour, Inc. Class A*(4)	6,531,667
219,776	Under Armour, Inc. Class C*	4,215,304

		94,758,315

	Consumer Services - 2.5%
11,814	Domino’s Pizza, Inc.	3,470,717
514,432	DraftKings, Inc.*(1)(2)(3)	1,760,386
96,081	Grand Canyon Education, Inc.*	9,203,599
62,700	Marriott International, Inc. Class A	9,494,661

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Consumer Services - 2.5% - (continued)
102,451	Marriott Vacations Worldwide Corp.	$13,191,591
210,908	McDonald’s Corp.	41,677,530
19,533	New Oriental Education & Technology Group, Inc. ADR*	2,368,376
147,355	Norwegian Cruise Line Holdings Ltd.*	8,607,005
135,757	Planet Fitness, Inc. Class A*	10,138,333
34,659	Vail Resorts, Inc.	8,312,268

		108,224,466

	Diversified Financials - 4.3%
345,818	American Express Co.	43,050,883
79,499	Ameriprise Financial, Inc.	13,242,943
382,135	AXA Equitable Holdings, Inc.	9,469,305
330,200	B3 S.A. - Brasil Bolsa Balcao	3,527,157
304,460	Blackstone Group, Inc. Class A	17,031,492
37,770	Intercontinental Exchange, Inc.	3,495,614
96,656	London Stock Exchange Group plc	9,933,528
471,954	Morgan Stanley	24,126,288
295,410	Raymond James Financial, Inc.	26,427,379
1,392,829	SLM Corp.	12,410,106
213,456	TD Ameritrade Holding Corp.	10,608,763
195,018	Voya Financial, Inc.	11,892,198

		185,215,656

	Energy - 2.9%
662,599	Canadian Natural Resources Ltd.	21,435,078
194,736	Chevron Corp.	23,467,635
131,287	Cimarex Energy Co.	6,891,255
194,798	Concho Resources, Inc.	17,058,461
116,946	Diamondback Energy, Inc.	10,859,605
226,048	Enbridge, Inc.	8,989,929
361,458	Halliburton Co.	8,844,877
109,764	Phillips 66	12,228,807
201,718	Schlumberger Ltd.	8,109,064
344,564	Tenaris S.A. ADR	7,800,929

		125,685,640

	Food & Staples Retailing - 0.6%
768,447	Kroger Co.	22,277,278
47,633	Walmart, Inc.	5,660,706

		27,937,984

	Food, Beverage & Tobacco - 5.0%
626,096	Altria Group, Inc.	31,248,451
240,314	Archer-Daniels-Midland Co.	11,138,554
755,389	Coca-Cola Co.	41,810,781
709,257	Diageo plc	29,885,718
75,658	Hershey Co.	11,120,213
95,691	Lamb Weston Holdings, Inc.	8,232,297
299,253	Monster Beverage Corp.*	19,017,528
246,141	PepsiCo., Inc.	33,640,090
396,235	Philip Morris International, Inc.	33,715,636

		219,809,268

	Health Care Equipment & Services - 10.0%
51,530	ABIOMED, Inc.*	8,790,503
281,625	Baxter International, Inc.	23,549,482
29,377	Becton Dickinson and Co.	7,989,663
321,334	Centene Corp.*	20,202,269
494,598	CVS Health Corp.	36,743,685
181,978	Danaher Corp.	27,929,983
82,541	DexCom, Inc.*	18,055,018
85,963	Encompass Health Corp.	5,954,657
124,870	Haemonetics Corp.*	14,347,563
42,393	Humana, Inc.	15,537,882
184,344	Insulet Corp.*	31,559,693
38,827	Intuitive Surgical, Inc.*	22,952,581

The accompanying notes are an integral part of these financial statements.

74

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Health Care Equipment & Services - 10.0% - (continued)
329,951	Koninklijke Philips N.V. ADR(4)	$16,101,609
72,382	Koninklijke Philips N.V.	3,538,300
75,636	McKesson Corp.	10,461,972
369,173	Medtronic plc	41,882,677
108,970	Stryker Corp.	22,877,162
54,371	Teleflex, Inc.	20,467,419
180,634	UnitedHealth Group, Inc.	53,102,783
112,247	Veeva Systems, Inc. Class A*	15,788,663
50,722	WellCare Health Plans, Inc.*	16,748,912

		434,582,476

	Household & Personal Products - 0.9%
461,737	Colgate-Palmolive Co.	31,785,975
97,205	Shiseido Co., Ltd.	6,902,524

		38,688,499

	Insurance - 4.0%
346,079	Athene Holding Ltd. Class A*	16,276,096
230,205	Chubb Ltd.	35,833,710
699,529	CNO Financial Group, Inc.	12,682,461
206,863	Fidelity National Financial, Inc.	9,381,237
212,352	Marsh & McLennan Cos., Inc.	23,658,136
582,507	MetLife, Inc.	29,690,382
528,270	Ping An Insurance Group Co. of China Ltd. Class H	6,251,262
1,463,568	Unum Group	42,677,643

		176,450,927

	Materials - 2.5%
183,257	Cabot Corp.	8,708,373
122,941	Celanese Corp.	15,136,496
259,788	CRH plc	10,477,738
190,011	FMC Corp.	18,966,898
130,236	Linde plc	27,727,245
138,094	Nutrien Ltd.	6,611,454
174,537	Reliance Steel & Aluminum Co.	20,902,551

		108,530,755

	Media & Entertainment - 5.8%
156,717	Activision Blizzard, Inc.	9,312,124
7,400	Alphabet, Inc. Class A*	9,911,486
37,324	Charter Communications, Inc. Class A*	18,105,126
265,600	Cinemark Holdings, Inc.	8,990,560
805,181	Comcast Corp. Class A	36,208,990
125,060	Electronic Arts, Inc.*	13,445,201
102,329	Facebook, Inc. Class A*	21,003,027
1,148,412	Interpublic Group of Cos., Inc.	26,528,317
19,010	Netflix, Inc.*	6,151,066
1,368,874	Pinterest, Inc. Class A*	25,515,811
190,475	Roku, Inc.*	25,504,602
148,441	Spotify Technology S.A.*	22,199,352
163,115	Tencent Holdings Ltd.	7,858,248
148,198	Walt Disney Co.	21,433,877

		252,167,787

	Pharmaceuticals, Biotechnology & Life Sciences - 7.8%
208,111	Agilent Technologies, Inc.	17,753,949
227,427	Alnylam Pharmaceuticals, Inc.*	26,192,768
383,949	AstraZeneca plc ADR	19,143,697
203,246	Bristol-Myers Squibb Co.	13,046,361
415,528	Elanco Animal Health, Inc.*	12,237,300
85,699	Eli Lilly & Co.	11,263,420
100,610	Exact Sciences Corp.*	9,304,413
7,239	Galapagos N.V. ADR*(4)	1,497,242
45,053	Galapagos N.V.*	9,382,175
156,722	Gilead Sciences, Inc.	10,183,796
329,586	Ionis Pharmaceuticals, Inc.*	19,910,290
425,028	Johnson & Johnson	61,998,834

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 7.8% - (continued)
280,535	Merck & Co., Inc.	$25,514,658
23,608	Mettler-Toledo International, Inc.*	18,727,754
764,267	Pfizer, Inc.	29,943,981
23,008	Regeneron Pharmaceuticals, Inc.*	8,639,044
153,239	Seattle Genetics, Inc.*	17,509,088
83,261	Thermo Fisher Scientific, Inc.	27,049,001

		339,297,771

	Real Estate - 4.9%
264,017	Acadia Realty Trust REIT	6,845,961
88,782	Alexandria Real Estate Equities, Inc. REIT	14,345,395
110,635	American Tower Corp. REIT	25,426,136
461,030	Americold Realty Trust REIT	16,163,712
82,157	AvalonBay Communities, Inc. REIT	17,228,323
149,785	Boston Properties, Inc. REIT	20,649,360
435,382	Columbia Property Trust, Inc. REIT	9,103,837
54,097	Equinix, Inc. REIT	31,576,419
880,825	Host Hotels & Resorts, Inc. REIT	16,339,304
63,666	Jones Lang LaSalle, Inc. REIT	11,083,614
207,485	Mitsui Fudosan Co., Ltd. REIT	5,070,916
131,092	Public Storage REIT	27,917,352
69,050	Simon Property Group, Inc. REIT	10,285,688

		212,036,017

	Retailing - 6.3%
133,376	Alibaba Group Holding Ltd. ADR*	28,289,050
8,451,700	Allstar Co.*(1)(2)(3)	3,380,680
35,983	Amazon.com, Inc.*	66,490,827
42,194	Burlington Stores, Inc.*	9,621,498
136,000	Dollar Tree, Inc.*	12,790,800
164,859	Expedia Group, Inc.	17,827,852
50,134	Five Below, Inc.*	6,410,133
215,288	Floor & Decor Holdings, Inc. Class A*	10,938,783
65,592	Genuine Parts Co.	6,967,838
100,079	Home Depot, Inc.	21,855,252
373,990	Kohl’s Corp.	19,054,791
134,587	Lowe’s Cos., Inc.	16,118,139
74,451	Ross Stores, Inc.	8,667,585
520,650	TJX Cos., Inc.	31,790,889
115,140	Tory Burch LLC*(1)(2)(3)	7,472,566
82,495	Wayfair, Inc. Class A*	7,455,073

		275,131,756

	Semiconductors & Semiconductor Equipment - 3.0%
643,977	Advanced Micro Devices, Inc.*	29,532,785
57,599	Broadcom, Inc.	18,202,436
270,936	Infineon Technologies AG	6,121,622
484,819	Intel Corp.	29,016,417
89,206	KLA Corp.	15,893,833
660,630	Marvell Technology Group Ltd.	17,546,333
200,191	Micron Technology, Inc.*	10,766,272
29,651	Texas Instruments, Inc.	3,803,927

		130,883,625

	Software & Services - 10.2%
93,333	Accenture plc Class A	19,653,130
17,065	Adobe, Inc.*	5,628,208
82,137	Alteryx, Inc. Class A*	8,219,450
201,809	Amdocs Ltd.	14,568,592
40,487	Capgemini SE	4,951,756
26,050	DocuSign, Inc.*	1,930,566
32,335	Fair Isaac Corp.*	12,115,278
51,291	Fidelity National Information Services, Inc.	7,134,065
68,464	FleetCor Technologies, Inc.*	19,698,462
908,192	Genpact Ltd.	38,298,457
146,515	Global Payments, Inc.	26,747,778

The accompanying notes are an integral part of these financial statements.

75

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Software & Services - 10.2% - (continued)
486,624	GoDaddy, Inc. Class A*	$33,051,502
188,868	Guidewire Software, Inc.*	20,732,040
21,737	Intuit, Inc.	5,693,572
212,044	Microsoft Corp.	33,439,339
113,927	Pagseguro Digital Ltd. Class A*	3,891,746
169,904	PayPal Holdings, Inc.*	18,378,516
141,724	ServiceNow, Inc.*	40,011,520
992,978	Slack Technologies, Inc. Class A*(4)	22,322,145
171,679	Splunk, Inc.*	25,712,364
103,304	VeriSign, Inc.*	19,904,615
83,701	Visa, Inc. Class A	15,727,418
68,464	WEX, Inc.*	14,340,469
148,616	Workday, Inc. Class A*	24,439,901
120,834	Zoom Video Communications, Inc. Class A*(4)	8,221,545

		444,812,434

	Technology Hardware & Equipment - 3.5%
109,433	Apple, Inc.	32,135,001
134,710	CDW Corp.	19,241,976
65,257	Coherent, Inc.*	10,855,502
14,670	Keyence Corp.	5,151,200
212,559	Lumentum Holdings, Inc.*	16,855,929
38,914	Motorola Solutions, Inc.	6,270,602
364,072	Samsung Electronics Co., Ltd.	17,543,480
133,170	TE Connectivity Ltd.	12,763,013
319,095	Western Digital Corp.	20,252,960
42,800	Zebra Technologies Corp. Class A*	10,932,832

		152,002,495

	Telecommunication Services - 2.2%
732,333	AT&T, Inc.	28,619,574
106,817	Cellnex Telecom S.A.*(5)	4,607,616
32,370,504	China Tower Corp. Ltd. Class H(5)	7,151,616
130,800	SoftBank Group Corp.	5,678,946
293,200	T-Mobile US, Inc.*	22,992,744
407,895	Verizon Communications, Inc.	25,044,753

		94,095,249

	Transportation - 3.2%
373,013	Canadian National Railway Co.	33,743,666
229,980	Delta Air Lines, Inc.	13,449,231
59,709	J.B. Hunt Transport Services, Inc.	6,972,817
299,084	Southwest Airlines Co.	16,144,554
204,138	Spirit Airlines, Inc.*	8,228,803
1,156,419	Uber Technologies, Inc.*	34,391,901
153,242	Union Pacific Corp.	27,704,621

		140,635,593

	Utilities - 3.3%
252,651	American Electric Power Co., Inc.	23,878,046
194,268	Dominion Energy, Inc.	16,089,276
409,121	Duke Energy Corp.	37,315,926
465,650	Exelon Corp.	21,228,983
1,203,828	Iberdrola S.A.	12,406,130
464,738	Southern Co.	29,603,811
114,426	UGI Corp.	5,167,478

		145,689,650

	Total Common Stocks (cost $3,531,764,446)	$4,262,869,092

CONVERTIBLE PREFERRED STOCKS - 0.3%
	Consumer Services - 0.1%
16,619	Airbnb, Inc. Series E*(1)(2)(3)	$2,171,106

	Diversified Financials - 0.1%
85,350	Social Finance, Inc. Series F*(1)(2)(3)	1,328,046

Shares or Principal Amount		Market Value†

CONVERTIBLE PREFERRED STOCKS - 0.3% - (continued)
	Retailing - 0.0%
40,566	Honest Co., Inc. Series C*(1)(2)(3)	$1,336,244

	Software & Services - 0.1%
29,504	Magic Leap, Inc. Series C*(1)(2)(3)	738,190
50,200	Nanigans, Inc. Series D*(1)(2)(3)	56,224
20,891	Sharecare, Inc. Series B2*(1)(2)(3)	4,763,984

		5,558,398

	Total Convertible Preferred Stocks (cost $10,438,958)	$10,393,794

ESCROWS - 0.0%(6)
	Consumer Durables & Apparel - 0.0%
127,917	One Kings Lane, Inc.*(1)(2)(3)	$20,467

	Total Escrows (cost $—)	$20,467

	Total Long-Term Investments (cost $3,542,203,404)	$4,273,283,353

SHORT-TERM INVESTMENTS - 2.8%
	Other Investment Pools & Funds - 2.0%
87,207,899	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class,1.58%(7)	$87,207,899

	Securities Lending Collateral - 0.8%
1,845,222	Citibank NA DDCA, 1.54%, 1/2/2020(7)	1,845,222
8,947,604	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.52%(7)	8,947,604
8,245,774	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(7)	8,245,774
4,122,887	JPMorgan Prime Money Market Fund, 1.69%(7)	4,122,887
10,994,365	Morgan Stanley Institutional Liquidity Funds, Prime Portfolio, Institutional Class, 1.72%(7)	10,994,365
2,748,591	State Street Institutional Liquid Reserves Fund, 1.70%(7)	2,748,591

		36,904,443

	Total Short-Term Investments (cost $124,112,342)	$124,112,342

Total Investments (cost $3,666,315,746)	100.9%	$4,397,395,695
Other Assets and Liabilities	(0.9)%	(39,520,066)

Total Net Assets	100.0%	$4,357,875,629

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.

76

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2019

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2019, the aggregate fair value of these securities was $28,854,865, which represented 0.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $28,854,865 or 0.7% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
06/2015	Airbnb, Inc. Series E Convertible Preferred	16,619	$1,547,136	$2,171,106
08/2011	Allstar Co.	8,451,700	3,676,649	3,380,680
07/2015	DraftKings, Inc.	514,432	1,938,195	1,760,386
06/2015	HF Global, Inc.	350,600	4,713,607	5,826,972
08/2014	Honest Co., Inc. Series C Convertible Preferred	40,566	1,097,606	1,336,244
12/2015	Magic Leap, Inc. Series C Convertible Preferred	29,504	679,566	738,190

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2015	Nanigans, Inc. Series D Convertible Preferred	50,200	$548,109	$56,224
01/2014	One Kings Lane, Inc.	127,917	—	20,467
03/2015	Sharecare, Inc. Series B2 Convertible Preferred	20,891	5,220,034	4,763,984
09/2015	Social Finance, Inc. Series F Convertible Preferred	85,350	1,346,507	1,328,046
11/2013	Tory Burch LLC	115,140	9,024,247	7,472,566

			$29,791,656	$28,854,865

(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(5)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $11,759,232, representing 0.3% of net assets.

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(7)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	337	03/20/2020	$54,444,035	$(182,173)

Total futures contracts				$(182,173)

Foreign Currency Contracts Outstanding at December 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	(Depreciation)
1,035,944,000	JPY	9,500,157	USD	CBK	03/18/20	$76,704	$—
9,593,069	USD	1,035,944,000	JPY	RBC	03/18/20	16,208	—

Total						$92,912	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

77

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$17,629,443	$15,326,031	$2,303,412	$—
Banks	143,736,279	126,821,671	16,914,608	—
Capital Goods	258,600,134	225,183,054	27,590,108	5,826,972
Commercial & Professional Services	136,266,873	125,109,052	11,157,821	—
Consumer Durables & Apparel	94,758,315	94,758,315	—	—
Consumer Services	108,224,466	106,464,080	—	1,760,386
Diversified Financials	185,215,656	175,282,128	9,933,528	—
Energy	125,685,640	125,685,640	—	—
Food & Staples Retailing	27,937,984	27,937,984	—	—
Food, Beverage & Tobacco	219,809,268	189,923,550	29,885,718	—
Health Care Equipment & Services	434,582,476	431,044,176	3,538,300	—
Household & Personal Products	38,688,499	31,785,975	6,902,524	—
Insurance	176,450,927	170,199,665	6,251,262	—
Materials	108,530,755	98,053,017	10,477,738	—
Media & Entertainment	252,167,787	244,309,539	7,858,248	—
Pharmaceuticals, Biotechnology & Life Sciences	339,297,771	329,915,596	9,382,175	—
Real Estate	212,036,017	206,965,101	5,070,916	—
Retailing	275,131,756	264,278,510	—	10,853,246
Semiconductors & Semiconductor Equipment	130,883,625	124,762,003	6,121,622	—
Software & Services	444,812,434	439,860,678	4,951,756	—
Technology Hardware & Equipment	152,002,495	129,307,815	22,694,680	—
Telecommunication Services	94,095,249	76,657,071	17,438,178	—
Transportation	140,635,593	140,635,593	—	—
Utilities	145,689,650	133,283,520	12,406,130	—
Convertible Preferred Stocks	10,393,794	—	—	10,393,794
Escrows	20,467	—	—	20,467
Short-Term Investments	124,112,342	124,112,342	—	—
Foreign Currency Contracts(2)	92,912	—	92,912	—

Total	$4,397,488,607	$4,157,662,106	$210,971,636	$28,854,865

Liabilities
Futures Contracts(2)	$(182,173)	$(182,173)	$—	$—

Total	$(182,173)	$(182,173)	$—	$—

(1)

For the year ended December 31, 2019, investments valued at $36,435,982 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers in to Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

78

Hartford Disciplined Equity HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7%
	Banks - 8.1%
488,045	Bank of America Corp.	$17,188,945
189,853	Fifth Third Bancorp	5,836,081
132,788	JP Morgan Chase & Co.	18,510,647
72,099	PNC Financial Services Group, Inc.	11,509,164

		53,044,837

	Capital Goods - 6.2%
78,501	AMETEK, Inc.	7,829,690
132,172	Fortune Brands Home & Security, Inc.	8,636,118
47,949	Illinois Tool Works, Inc.	8,613,079
45,638	Raytheon Co.	10,028,494
33,748	Snap-on, Inc.	5,716,911

		40,824,292

	Commercial & Professional Services - 2.8%
36,711	Equifax, Inc.	5,143,945
79,194	IHS Markit Ltd.*	5,967,268
78,504	Republic Services, Inc.	7,036,314

		18,147,527

	Consumer Durables & Apparel - 3.7%
89,946	NIKE, Inc. Class B	9,112,429
70,483	PVH Corp.	7,411,287
79,378	VF Corp.	7,910,812

		24,434,528

	Consumer Services - 2.9%
71,033	Hilton Worldwide Holdings, Inc.	7,878,270
55,894	McDonald’s Corp.	11,045,213

		18,923,483

	Diversified Financials - 2.2%
56,228	American Express Co.	6,999,824
72,664	Capital One Financial Corp.	7,477,852

		14,477,676

	Energy - 1.6%
107,321	Continental Resources, Inc.	3,681,110
78,257	EOG Resources, Inc.	6,554,807

		10,235,917

	Food & Staples Retailing - 3.0%
29,461	Costco Wholesale Corp.	8,659,177
94,028	Walmart, Inc.	11,174,288

		19,833,465

	Food, Beverage & Tobacco - 3.5%
38,892	Constellation Brands, Inc. Class A	7,379,757
130,906	Kellogg Co.	9,053,459
104,129	Monster Beverage Corp.*	6,617,398

		23,050,614

	Health Care Equipment & Services - 11.8%
99,197	Abbott Laboratories	8,616,251
29,667	Anthem, Inc.	8,960,324
125,071	Baxter International, Inc.	10,458,437
19,773	Becton Dickinson and Co.	5,377,663
44,050	Danaher Corp.	6,760,794
137,155	Hologic, Inc.*	7,160,863
40,277	Laboratory Corp. of America Holdings*	6,813,660
98,960	Medtronic plc	11,227,012
40,870	UnitedHealth Group, Inc.	12,014,963

		77,389,967

	Household & Personal Products - 3.9%
137,851	Colgate-Palmolive Co.	9,489,663
127,136	Procter & Gamble Co.	15,879,286

		25,368,949

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Insurance - 3.4%
66,402	Allstate Corp.	$7,466,905
93,966	Athene Holding Ltd. Class A*	4,419,221
67,619	Chubb Ltd.	10,525,573

		22,411,699

	Materials - 1.9%
29,424	Ecolab, Inc.	5,678,538
50,764	PPG Industries, Inc.	6,776,486

		12,455,024

	Media & Entertainment - 5.4%
12,895	Alphabet, Inc. Class A*	17,271,434
32,182	Facebook, Inc. Class A*	6,605,356
77,678	Walt Disney Co.	11,234,569

		35,111,359

	Pharmaceuticals, Biotechnology & Life Sciences - 5.8%
32,861	Allergan plc	6,282,037
85,227	Eli Lilly & Co.	11,201,385
110,935	Merck & Co., Inc.	10,089,538
31,114	Thermo Fisher Scientific, Inc.	10,108,005

		37,680,965

	Real Estate - 2.4%
34,044	American Tower Corp. REIT	7,823,992
56,750	Boston Properties, Inc. REIT	7,823,555

		15,647,547

	Retailing - 2.5%
4,428	Amazon.com, Inc.*	8,182,235
133,162	TJX Cos., Inc.	8,130,872

		16,313,107

	Semiconductors & Semiconductor Equipment - 3.4%
103,652	Micron Technology, Inc.*	5,574,405
183,303	ON Semiconductor Corp.*	4,468,927
46,076	QUALCOMM, Inc.	4,065,285
114,799	Teradyne, Inc.	7,828,144

		21,936,761

	Software & Services - 11.4%
47,909	Global Payments, Inc.	8,746,267
82,708	GoDaddy, Inc. Class A*	5,617,527
99,644	Leidos Holdings, Inc.	9,754,151
43,577	Mastercard, Inc. Class A	13,011,656
134,231	Microsoft Corp.	21,168,229
45,409	salesforce.com, Inc.*	7,385,320
87,110	SS&C Technologies Holdings, Inc.	5,348,554
20,857	Workday, Inc. Class A*	3,429,934

		74,461,638

	Technology Hardware & Equipment - 6.0%
80,992	Apple, Inc.	23,783,301
47,881	CDW Corp.	6,839,322
54,856	Motorola Solutions, Inc.	8,839,496

		39,462,119

	Telecommunication Services - 1.7%
182,376	Verizon Communications, Inc.	11,197,886

	Transportation - 1.5%
33,667	Norfolk Southern Corp.	6,535,775
98,851	Uber Technologies, Inc.*	2,939,829

		9,475,604

	Utilities - 4.6%
114,576	American Electric Power Co., Inc.	10,828,578
51,406	NextEra Energy, Inc.	12,448,477

The accompanying notes are an integral part of these financial statements.

79

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Utilities - 4.6% - (continued)
75,996	Pinnacle West Capital Corp.	$6,834,320

		30,111,375

	Total Common Stocks (cost $422,087,452)	$651,996,339

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
2,288,713	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class,1.58%(1)	$2,288,713

	Total Short-Term Investments (cost $2,288,713)	$2,288,713

Total Investments (cost $424,376,165)	100.1%	$654,285,052
Other Assets and Liabilities	(0.1)%	(372,243)

Total Net Assets	100.0%	$653,912,809

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$53,044,837	$53,044,837	$—	$—
Capital Goods	40,824,292	40,824,292	—	—
Commercial & Professional Services	18,147,527	18,147,527	—	—
Consumer Durables & Apparel	24,434,528	24,434,528	—	—
Consumer Services	18,923,483	18,923,483	—	—
Diversified Financials	14,477,676	14,477,676	—	—
Energy	10,235,917	10,235,917	—	—
Food & Staples Retailing	19,833,465	19,833,465	—	—
Food, Beverage & Tobacco	23,050,614	23,050,614	—	—
Health Care Equipment & Services	77,389,967	77,389,967	—	—
Household & Personal Products	25,368,949	25,368,949	—	—
Insurance	22,411,699	22,411,699	—	—
Materials	12,455,024	12,455,024	—	—
Media & Entertainment	35,111,359	35,111,359	—	—
Pharmaceuticals, Biotechnology & Life Sciences	37,680,965	37,680,965	—	—
Real Estate	15,647,547	15,647,547	—	—
Retailing	16,313,107	16,313,107	—	—
Semiconductors & Semiconductor Equipment	21,936,761	21,936,761	—	—
Software & Services	74,461,638	74,461,638	—	—
Technology Hardware & Equipment	39,462,119	39,462,119	—	—
Telecommunication Services	11,197,886	11,197,886	—	—
Transportation	9,475,604	9,475,604	—	—
Utilities	30,111,375	30,111,375	—	—
Short-Term Investments	2,288,713	2,288,713	—	—

Total	$654,285,052	$654,285,052	$—	$—

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

80

Hartford Dividend and Growth HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4%
	Automobiles & Components - 0.5%
203,415	Autoliv, Inc.	$17,170,260

	Banks - 10.0%
3,738,713	Bank of America Corp.	131,677,472
420,387	Bank of Nova Scotia	23,747,662
976,171	JP Morgan Chase & Co.	136,078,237
243,725	PNC Financial Services Group, Inc.	38,905,822

		330,409,193

	Capital Goods - 6.7%
255,581	Deere & Co.	44,281,964
208,652	Eaton Corp. plc	19,763,518
190,749	General Dynamics Corp.	33,638,586
714,096	Johnson Controls International plc	29,070,848
65,506	Lockheed Martin Corp.	25,506,726
107,611	Raytheon Co.	23,646,441
306,381	United Technologies Corp.	45,883,619

		221,791,702

	Consumer Services - 1.6%
282,231	Hilton Worldwide Holdings, Inc.	31,302,240
117,124	McDonald’s Corp.	23,144,874

		54,447,114

	Diversified Financials - 4.3%
290,185	American Express Co.	36,125,131
57,564	BlackRock, Inc.	28,937,423
241,087	Charles Schwab Corp.	11,466,098
340,093	Intercontinental Exchange, Inc.	31,475,607
340,818	Northern Trust Corp.	36,208,504

		144,212,763

	Energy - 7.7%
158,218	BP plc ADR	5,971,147
617,122	Chevron Corp.	74,369,372
490,448	ConocoPhillips	31,893,834
2,367,596	Encana Corp.	11,104,025
174,949	Exxon Mobil Corp.	12,207,941
297,983	Hess Corp.	19,908,244
302,711	Marathon Petroleum Corp.	18,238,338
849,599	Noble Energy, Inc.	21,104,039
1,055,407	Suncor Energy, Inc.	34,617,350
436,085	Total S.A. ADR	24,115,501

		253,529,791

	Food & Staples Retailing - 2.1%
423,574	Sysco Corp.	36,232,520
279,961	Walmart, Inc.	33,270,565

		69,503,085

	Food, Beverage & Tobacco - 3.3%
756,485	Coca-Cola Co.	41,871,445
425,739	Kellogg Co.	29,444,109
282,459	PepsiCo., Inc.	38,603,671

		109,919,225

	Health Care Equipment & Services - 6.4%
256,423	Abbott Laboratories	22,272,902
24,908	Becton Dickinson and Co.	6,774,229
532,628	CVS Health Corp.	39,568,934
142,281	HCA Healthcare, Inc.	21,030,554
457,173	Medtronic plc	51,866,277
236,378	UnitedHealth Group, Inc.	69,490,404

		211,003,300

	Household & Personal Products - 0.2%
102,374	Unilever N.V.	5,882,410

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Insurance - 6.4%
635,534	American International Group, Inc.	$32,621,960
375,009	Chubb Ltd.	58,373,901
172,261	Marsh & McLennan Cos., Inc.	19,191,598
484,023	Principal Financial Group, Inc.	26,621,265
221,658	Progressive Corp.	16,045,823
627,298	Prudential Financial, Inc.	58,802,914

		211,657,461

	Materials - 3.1%
197,257	Celanese Corp.	24,286,282
296,929	FMC Corp.	29,639,453
608,291	International Paper Co.	28,011,801
266,637	Livent Corp.*	2,279,746
144,194	PPG Industries, Inc.	19,248,457

		103,465,739

	Media & Entertainment - 5.4%
73,475	Alphabet, Inc. Class A*	98,411,680
1,774,951	Comcast Corp. Class A	79,819,547

		178,231,227

	Pharmaceuticals, Biotechnology & Life Sciences - 9.8%
369,836	Agilent Technologies, Inc.	31,550,709
1,072,098	AstraZeneca plc ADR	53,454,806
439,883	Bristol-Myers Squibb Co.	28,236,090
348,136	Eli Lilly & Co.	45,755,515
536,873	Merck & Co., Inc.	48,828,599
412,585	Novartis AG ADR	39,067,674
1,989,751	Pfizer, Inc.	77,958,444

		324,851,837

	Real Estate - 3.1%
127,136	American Tower Corp. REIT	29,218,396
147,951	Boston Properties, Inc. REIT	20,396,525
21,585	Essex Property Trust, Inc. REIT	6,494,063
943,002	Host Hotels & Resorts, Inc. REIT	17,492,687
200,943	Simon Property Group, Inc. REIT	29,932,469

		103,534,140

	Retailing - 3.3%
190,524	Home Depot, Inc.	41,606,631
293,100	Lowe’s Cos., Inc.	35,101,656
510,549	TJX Cos., Inc.	31,174,122

		107,882,409

	Semiconductors & Semiconductor Equipment - 2.9%
875,676	Intel Corp.	52,409,209
59,690	KLA Corp.	10,634,967
341,173	Micron Technology, Inc.*	18,348,284
110,291	Texas Instruments, Inc.	14,149,232

		95,541,692

	Software & Services - 6.4%
79,356	Accenture plc Class A	16,709,993
165,789	International Business Machines Corp.	22,222,357
1,097,671	Microsoft Corp.	173,102,717

		212,035,067

	Technology Hardware & Equipment - 5.2%
196,771	Apple, Inc.	57,781,804
976,742	Cisco Systems, Inc.	46,844,546
228,700	Corning, Inc.	6,657,457
804,209	HP, Inc.	16,526,495
273,217	Motorola Solutions, Inc.	44,026,188

		171,836,490

The accompanying notes are an integral part of these financial statements.

81

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Telecommunication Services - 4.1%
555,266	AT&T, Inc.	$21,699,795
1,863,014	Verizon Communications, Inc.	114,389,060

		136,088,855

	Transportation - 2.0%
408,838	Delta Air Lines, Inc.	23,908,846
234,740	Union Pacific Corp.	42,438,645

		66,347,491

	Utilities - 3.9%
560,380	Dominion Energy, Inc.	46,410,671
824,246	Exelon Corp.	37,577,375
180,449	NextEra Energy, Inc.	43,697,530

		127,685,576

	Total Common Stocks (cost $2,106,705,037)	$3,257,026,827

SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.6%
52,118,561	Fidelity Institutional Government Fund, Institutional Class, 1.49%(1)	$52,118,561

	Total Short-Term Investments (cost $52,118,561)	$52,118,561

Total Investments (cost $2,158,823,598)	100.0%	$3,309,145,388
Other Assets and Liabilities	0.0%	410,836

Total Net Assets	100.0%	$3,309,556,224

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$17,170,260	$17,170,260	$—	$—
Banks	330,409,193	330,409,193	—	—
Capital Goods	221,791,702	221,791,702	—	—
Consumer Services	54,447,114	54,447,114	—	—
Diversified Financials	144,212,763	144,212,763	—	—
Energy	253,529,791	253,529,791	—	—
Food & Staples Retailing	69,503,085	69,503,085	—	—
Food, Beverage & Tobacco	109,919,225	109,919,225	—	—
Health Care Equipment & Services	211,003,300	211,003,300	—	—
Household & Personal Products	5,882,410	5,882,410	—	—
Insurance	211,657,461	211,657,461	—	—
Materials	103,465,739	103,465,739	—	—
Media & Entertainment	178,231,227	178,231,227	—	—
Pharmaceuticals, Biotechnology & Life Sciences	324,851,837	324,851,837	—	—
Real Estate	103,534,140	103,534,140	—	—
Retailing	107,882,409	107,882,409	—	—
Semiconductors & Semiconductor Equipment	95,541,692	95,541,692	—	—
Software & Services	212,035,067	212,035,067	—	—
Technology Hardware & Equipment	171,836,490	171,836,490	—	—
Telecommunication Services	136,088,855	136,088,855	—	—
Transportation	66,347,491	66,347,491	—	—
Utilities	127,685,576	127,685,576	—	—
Short-Term Investments	52,118,561	52,118,561	—	—

Total	$3,309,145,388	$3,309,145,388	$—	$—

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

82

Hartford Global Growth HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7%
	Automobiles & Components - 0.6%
20,490	Ferrari N.V.	$3,402,070

	Banks - 1.0%
41,480	HDFC Bank Ltd. ADR	2,628,587
18,382	JP Morgan Chase & Co.	2,562,451

		5,191,038

	Capital Goods - 5.5%
27,536	Airbus SE	4,041,324
109,498	Assa Abloy AB Class B	2,559,565
49,780	Atlas Copco AB Class A	1,987,002
16,913	General Dynamics Corp.	2,982,608
13,096	L3Harris Technologies, Inc.	2,591,305
20,950	Lockheed Martin Corp.	8,157,511
18,370	Nidec Corp.	2,509,042
23,771	Safran S.A.	3,671,652

		28,500,009

	Commercial & Professional Services - 1.6%
54,714	Edenred	2,835,522
17,726	Equifax, Inc.	2,483,767
39,810	IHS Markit Ltd.*	2,999,684

		8,318,973

	Consumer Durables & Apparel - 2.4%
32,002	NIKE, Inc. Class B	3,242,123
713	NVR, Inc.*	2,715,396
36,530	Sony Corp.	2,480,301
176,931	Under Armour, Inc. Class A*	3,821,710

		12,259,530

	Consumer Services - 1.9%
64,941	Hilton Worldwide Holdings, Inc.	7,202,606
498,012	Sands China Ltd.	2,660,913

		9,863,519

	Diversified Financials - 4.1%
64,149	American Express Co.	7,985,909
113,928	Blackstone Group, Inc. Class A	6,373,132
60,134	Julius Baer Group Ltd.*	3,100,083
4,074	Partners Group Holding AG	3,733,931

		21,193,055

	Energy - 1.2%
163,199	Galp Energia SGPS S.A.	2,739,793
86,893	Schlumberger Ltd.	3,493,099

		6,232,892

	Food & Staples Retailing - 0.6%
36,400	Sysco Corp.	3,113,656

	Food, Beverage & Tobacco - 5.3%
18,196	Constellation Brands, Inc. Class A	3,452,691
316,097	Davide Campari-Milano S.p.A.(1)	2,888,271
188,432	Diageo plc	7,939,894
30,503	Heineken N.V.	3,255,519
54,075	Monster Beverage Corp.*	3,436,466
59,043	Nestle S.A.	6,392,302

		27,365,143

	Health Care Equipment & Services - 5.3%
11,829	Anthem, Inc.	3,572,713
35,090	Baxter International, Inc.	2,934,226
10,937	Becton Dickinson and Co.	2,974,536
15,764	Edwards Lifesciences Corp.*	3,677,584
5,982	Intuitive Surgical, Inc.*	3,536,259
26,097	Medtronic plc	2,960,705
12,076	Penumbra, Inc.*	1,983,724
19,962	UnitedHealth Group, Inc.	5,868,429

		27,508,176

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Household & Personal Products - 0.8%
72,752	Unilever N.V.	$4,175,286

	Insurance - 3.2%
410,000	AIA Group Ltd.	4,312,364
15,067	Aon plc	3,138,305
501,898	Ping An Insurance Group Co. of China Ltd. Class H	5,939,190
43,715	Progressive Corp.	3,164,529

		16,554,388

	Materials - 1.7%
139,733	BHP Group plc	3,274,490
28,252	FMC Corp.	2,820,115
25,080	Shin-Etsu Chemical Co., Ltd.	2,758,124

		8,852,729

	Media & Entertainment - 10.6%
13,301	Alphabet, Inc. Class C*	17,783,703
34,677	Electronic Arts, Inc.*	3,728,124
69,351	Facebook, Inc. Class A*	14,234,293
8,420	Netflix, Inc.*	2,724,459
5,800	Nintendo Co., Ltd.	2,319,769
107,160	Pinterest, Inc. Class A*	1,997,462
22,437	Spotify Technology S.A.*	3,355,453
130,850	Tencent Holdings Ltd.	6,303,846
62,809	Yandex N.V. Class A*	2,731,564

		55,178,673

	Pharmaceuticals, Biotechnology & Life Sciences - 6.6%
41,695	Agilent Technologies, Inc.	3,557,000
88,128	AstraZeneca plc	8,820,902
8,120	Biogen, Inc.*	2,409,448
20,215	Bluebird Bio, Inc.*	1,773,866
31,208	Eli Lilly & Co.	4,101,667
15,409	ICON plc*	2,653,892
83,550	Novartis AG	7,911,314
25,118	Seattle Genetics, Inc.*	2,869,983

		34,098,072

	Real Estate - 1.7%
38,499	American Tower Corp. REIT	8,847,840

	Retailing - 7.7%
34,238	Alibaba Group Holding Ltd. ADR*	7,261,880
5,646	Amazon.com, Inc.*	10,432,905
79,083	Dollarama, Inc.	2,718,012
43,795	Home Depot, Inc.	9,563,952
26,026	Ross Stores, Inc.	3,029,947
116,105	TJX Cos., Inc.	7,089,371

		40,096,067

	Semiconductors & Semiconductor Equipment - 6.0%
114,674	Advanced Micro Devices, Inc.*	5,258,950
14,037	ASML Holding N.V.	4,155,744
142,772	Infineon Technologies AG	3,225,840
17,243	KLA Corp.	3,072,185
129,263	Marvell Technology Group Ltd.	3,433,225
403,650	MediaTek, Inc.	5,980,912
321,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,552,772
40,274	Teradyne, Inc.	2,746,284

		31,425,912

	Software & Services - 22.3%
20,623	Accenture plc Class A	4,342,585
32,058	Adobe, Inc.*	10,573,049
20,310	Automatic Data Processing, Inc.	3,462,855
41,605	DocuSign, Inc.*	3,083,347
21,149	Fidelity National Information Services, Inc.	2,941,614
29,304	Fiserv, Inc.*	3,388,421
11,887	FleetCor Technologies, Inc.*	3,420,128

The accompanying notes are an integral part of these financial statements.

83

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Software & Services - 22.3% - (continued)
21,900	Global Payments, Inc.	$3,998,064
12,325	Intuit, Inc.	3,228,287
38,084	Mastercard, Inc. Class A	11,371,502
177,499	Microsoft Corp.	27,991,592
61,317	Pagseguro Digital Ltd. Class A*	2,094,589
80,737	PayPal Holdings, Inc.*	8,733,321
58,536	salesforce.com, Inc.*	9,520,295
13,640	ServiceNow, Inc.*	3,850,845
121,260	Slack Technologies, Inc. Class A*(1)	2,725,925
27,556	Splunk, Inc.*	4,127,062
38,149	Visa, Inc. Class A	7,168,197

		116,021,678

	Technology Hardware & Equipment - 6.2%
79,555	Apple, Inc.	23,361,326
25,567	CDW Corp.	3,651,990
57,955	Samsung Electronics Co., Ltd.	2,792,669
151,313	Sunny Optical Technology Group Co., Ltd.	2,621,665

		32,427,650

	Telecommunication Services - 1.3%
62,466	Cellnex Telecom S.A.*(2)	2,694,509
51,336	T-Mobile US, Inc.*	4,025,769

		6,720,278

	Transportation - 2.1%
33,896	Canadian National Railway Co.	3,066,315
20,700	J.B. Hunt Transport Services, Inc.	2,417,346
13,202	Norfolk Southern Corp.	2,562,904
93,141	Uber Technologies, Inc.*	2,770,013

		10,816,578

	Total Common Stocks (cost $365,921,354)	$518,163,212

SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 0.6%
3,239,455	Fidelity Institutional Government Fund, Institutional Class, 1.49%(3)	$3,239,455

	Securities Lending Collateral - 0.5%
120,863	Citibank NA DDCA, 1.54%, 1/2/2020(3)	120,863
586,070	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.52%(3)	586,070
540,100	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(3)	540,100
270,050	JPMorgan Prime Money Market Fund, 1.69%(3)	270,050
720,134	Morgan Stanley Institutional Liquidity Funds, Prime Portfolio, Institutional Class, 1.72%(3)	720,134
180,033	State Street Institutional Liquid Reserves Fund, 1.70%(3)	180,033

		2,417,250

	Total Short-Term Investments (cost $5,656,705)	$5,656,705

Total Investments (cost $371,578,059)	100.8%	$523,819,917
Other Assets and Liabilities	(0.8)%	(4,371,114)

Total Net Assets	100.0%	$519,448,803

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of this security was $2,694,509, representing 0.5% of net assets.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

84

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$3,402,070	$—	$3,402,070	$—
Banks	5,191,038	5,191,038	—	—
Capital Goods	28,500,009	13,731,424	14,768,585	—
Commercial & Professional Services	8,318,973	5,483,451	2,835,522	—
Consumer Durables & Apparel	12,259,530	9,779,229	2,480,301	—
Consumer Services	9,863,519	7,202,606	2,660,913	—
Diversified Financials	21,193,055	14,359,041	6,834,014	—
Energy	6,232,892	3,493,099	2,739,793	—
Food & Staples Retailing	3,113,656	3,113,656	—	—
Food, Beverage & Tobacco	27,365,143	6,889,157	20,475,986	—
Health Care Equipment & Services	27,508,176	27,508,176	—	—
Household & Personal Products	4,175,286	—	4,175,286	—
Insurance	16,554,388	6,302,834	10,251,554	—
Materials	8,852,729	2,820,115	6,032,614	—
Media & Entertainment	55,178,673	46,555,058	8,623,615	—
Pharmaceuticals, Biotechnology & Life Sciences	34,098,072	17,365,856	16,732,216	—
Real Estate	8,847,840	8,847,840	—	—
Retailing	40,096,067	40,096,067	—	—
Semiconductors & Semiconductor Equipment	31,425,912	14,510,644	16,915,268	—
Software & Services	116,021,678	116,021,678	—	—
Technology Hardware & Equipment	32,427,650	27,013,316	5,414,334	—
Telecommunication Services	6,720,278	4,025,769	2,694,509	—
Transportation	10,816,578	10,816,578	—	—
Short-Term Investments	5,656,705	5,656,705	—	—

Total	$523,819,917	$396,783,337	$127,036,580	$—

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

85

Hartford Growth Opportunities HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0%
	Capital Goods - 6.7%
1,299,766	API Group Corp.*(1)(2)(3)	$13,712,531
157,874	Dover Corp.	18,196,557
254,377	Ingersoll-Rand plc	33,811,791
109,323	L3Harris Technologies, Inc.	21,631,742
88,536	Raytheon Co.	19,454,901

		106,807,522

	Commercial & Professional Services - 1.6%
204,451	Copart, Inc.*	18,592,774
18,785	Klarna Holding AB*(2)(3)(4)	4,540,642
182,167	Landscape Acquisition Holdings Ltd.*(2)(3)	1,589,407

		24,722,823

	Consumer Durables & Apparel - 2.2%
471,000	Peloton Interactive, Inc. Class A*	13,376,400
456,644	Under Armour, Inc. Class A*	9,863,510
599,917	Under Armour, Inc. Class C*	11,506,408

		34,746,318

	Consumer Services - 6.4%
1,556,596	DraftKings, Inc.*(2)(3)(4)	5,326,671
203,286	Grand Canyon Education, Inc.*	19,472,766
161,468	Marriott Vacations Worldwide Corp.	20,790,620
294,343	Norwegian Cruise Line Holdings Ltd.*	17,192,574
272,129	Planet Fitness, Inc. Class A*	20,322,594
577,000	Target Hospitality Corp.*	2,885,000
69,876	Vail Resorts, Inc.	16,758,361

		102,748,586

	Diversified Financials - 3.6%
317,003	American Express Co.	39,463,703
333,741	Blackstone Group, Inc. Class A	18,669,472

		58,133,175

	Food, Beverage & Tobacco - 1.0%
184,947	Lamb Weston Holdings, Inc.	15,910,990

	Health Care Equipment & Services - 7.5%
85,622	ABIOMED, Inc.*	14,606,257
157,226	DexCom, Inc.*	34,391,615
270,852	Haemonetics Corp.*	31,120,895
185,013	Insulet Corp.*	31,674,226
101,485	Novocure Ltd.*	8,552,141

		120,345,134

	Media & Entertainment - 10.9%
306,702	Activision Blizzard, Inc.	18,224,233
120,868	Facebook, Inc. Class A*	24,808,157
403,854	Ocean Outdoor Ltd.*(1)	2,907,749
1,303,454	Pinterest, Inc. Class A*	24,296,383
125,506	Roku, Inc.*	16,805,253
297,389	Spotify Technology S.A.*	44,474,525
292,835	Walt Disney Co.	42,352,726

		173,869,026

	Pharmaceuticals, Biotechnology & Life Sciences - 12.1%
75,242	Ascendis Pharma AS ADR*	10,467,667
438,208	AstraZeneca plc ADR	21,849,051
35,734	Biogen, Inc.*	10,603,350
854,923	Elanco Animal Health, Inc.*	25,177,482
206,508	Exact Sciences Corp.*	19,097,860
12,354	Galapagos N.V. ADR*(5)	2,555,178
106,843	Galapagos N.V.*	22,249,787
153,888	Ionis Pharmaceuticals, Inc.*	9,296,374
41,067	Reata Pharmaceuticals, Inc. Class A*	8,395,327
76,169	Sage Therapeutics, Inc.*	5,498,640
95,081	Seattle Genetics, Inc.*	10,863,955
142,696	Thermo Fisher Scientific, Inc.	46,357,650

		192,412,321

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Real Estate - 0.0%
10,657	We Co. Class A*(2)(3)(4)	$133,591

	Retailing - 14.0%
66,906	Amazon.com, Inc.*	123,631,583
87,690	Burlington Stores, Inc.*	19,995,951
95,134	Five Below, Inc.*	12,163,833
448,001	Floor & Decor Holdings, Inc. Class A*	22,762,931
41,578	JAND, Inc. Class A*(2)(3)(4)	674,811
209,347	Lowe’s Cos., Inc.	25,071,397
38,805	Tory Burch LLC*(2)(3)(4)	2,518,446
174,620	Wayfair, Inc. Class A*	15,780,409

		222,599,361

	Semiconductors & Semiconductor Equipment - 4.8%
1,146,612	Advanced Micro Devices, Inc.*	52,583,626
900,792	Marvell Technology Group Ltd.	23,925,036

		76,508,662

	Software & Services - 20.6%
217,586	2U, Inc.*(5)	5,219,888
153,829	Alteryx, Inc. Class A*(5)	15,393,668
11,900	DocuSign, Inc.*	881,909
66,999	Fair Isaac Corp.*	25,103,185
434,416	GoDaddy, Inc. Class A*	29,505,535
309,164	Guidewire Software, Inc.*	33,936,932
351,869	PayPal Holdings, Inc.*	38,061,670
147,529	ServiceNow, Inc.*	41,650,387
961,481	Slack Technologies, Inc. Class A*(5)	21,614,093
359,278	Splunk, Inc.*	53,809,066
295,649	Workday, Inc. Class A*	48,619,478
226,115	Zoom Video Communications, Inc. Class A*(5)	15,384,865

		329,180,676

	Technology Hardware & Equipment - 3.4%
113,571	Apple, Inc.	33,350,124
81,346	Zebra Technologies Corp. Class A*	20,779,022

		54,129,146

	Transportation - 2.2%
111,836	J.B. Hunt Transport Services, Inc.	13,060,208
736,209	Uber Technologies, Inc.*	21,894,856

		34,955,064

	Total Common Stocks (cost $1,284,564,788)	$1,547,202,395

CONVERTIBLE PREFERRED STOCKS - 1.8%
	Real Estate - 0.2%
145,709	We Co. Series D1*(2)(3)(4)	$2,125,949
114,486	We Co. Series D2*(2)(3)(4)	1,670,390

		3,796,339

	Retailing - 0.9%
1,605,750	Coupang LLC*(2)(3)(4)	9,361,522
102,040	Honest Co., Inc. Series C*(2)(3)(4)	3,361,198
92,843	JAND, Inc. Series D*(2)(3)(4)	1,513,341

		14,236,061

	Software & Services - 0.7%
1,871,878	Essence Group Holdings Corp. Series 3*(2)(3)(4)	4,717,133
366,944	MarkLogic Corp. Series F*(2)(3)(4)	3,511,654
287,204	Lookout, Inc. Series F*(2)(3)(4)	2,237,319

		10,466,106

	Total Convertible Preferred Stocks (cost $23,661,221)	$28,498,506

ESCROWS - 0.0%(6)
	Capital Goods - 0.0%
1,458,400	Lithium Technology Corp.*(2)(3)(4)	$14,584

The accompanying notes are an integral part of these financial statements.

86

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
ESCROWS - 0.0%(6) - (continued)
	Software & Services - 0.0%
210,735	Veracode, Inc.*(2)(3)(4)	$114,640

	Total Escrows (cost $—)	$129,224

WARRANTS - 0.0%
	Commercial & Professional Services - 0.0%
516,400	Landscape Acquisition Holdings Ltd. Expires 11/23/22*(2)(3)	$25,820

	Consumer Services - 0.0%
192,333	Target Hospitality Corp. Expires 3/15/24*	100,013

	Total Warrants (cost $264,992)	$125,833

	Total Long-Term Investments (cost $1,308,491,001)	$1,575,955,958

SHORT-TERM INVESTMENTS - 3.7%
	Other Investment Pools & Funds - 1.5%
24,182,578	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.52%(7)	$24,182,578

	Securities Lending Collateral - 2.2%
1,749,295	Citibank NA DDCA, 1.54%, 1/2/2020(7)	1,749,295
8,482,449	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.52%(7)	8,482,449
7,817,104	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(7)	7,817,104
3,908,552	JPMorgan Prime Money Market Fund, 1.69%(7)	3,908,552
10,422,805	Morgan Stanley Institutional Liquidity Funds, Prime Portfolio, Institutional Class, 1.72%(7)	10,422,805
2,605,701	State Street Institutional Liquid Reserves Fund, 1.70%(7)	2,605,701

		34,985,906

	Total Short-Term Investments (cost $59,168,484)	$59,168,484

Total Investments (cost $1,367,659,485)	102.5%	$1,635,124,442
Other Assets and Liabilities	(2.5)%	(40,450,895)

Total Net Assets	100.0%	$1,594,673,547

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $16,620,280, representing 1.0% of net assets.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2019, the aggregate fair value of these securities was $57,149,649, which represented 3.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Investment valued using significant unobservable inputs.

(4)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $41,821,891 or 2.6% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
11/2014	Coupang LLC Convertible Preferred	1,605,750	$4,998,894	$9,361,522
12/2014	DraftKings, Inc.	1,556,596	2,280,348	5,326,671
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	1,871,878	2,960,001	4,717,133
08/2014	Honest Co., Inc. Series C Convertible Preferred	102,040	2,760,927	3,361,198
04/2015	JAND, Inc. Class A	41,578	477,536	674,811
04/2015	JAND, Inc. Series D Convertible Preferred	92,843	1,066,330	1,513,341
08/2015	Klarna Holding AB	18,785	2,060,349	4,540,642
08/2013	Lithium Technology Corp.	1,458,400	—	14,584
07/2014	Lookout, Inc. Series F Convertible Preferred	287,204	3,280,760	2,237,319
04/2015	MarkLogic Corp. Series F Convertible Preferred	366,944	4,261,761	3,511,654
11/2013	Tory Burch LLC	38,805	3,041,403	2,518,446
04/2017	Veracode, Inc.	210,735	—	114,640
12/2014	We Co. Class A	10,657	177,451	133,591
12/2014	We Co. Series D1 Convertible Preferred	145,709	2,426,224	2,125,949
12/2014	We Co. Series D2 Convertible Preferred	114,486	1,906,324	1,670,390

			$31,698,308	$41,821,891

(5)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(7)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

87

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Capital Goods	$106,807,522	$93,094,991	$—	$13,712,531
Commercial & Professional Services	24,722,823	18,592,774	—	6,130,049
Consumer Durables & Apparel	34,746,318	34,746,318	—	—
Consumer Services	102,748,586	97,421,915	—	5,326,671
Diversified Financials	58,133,175	58,133,175	—	—
Food, Beverage & Tobacco	15,910,990	15,910,990	—	—
Health Care Equipment & Services	120,345,134	120,345,134	—	—
Media & Entertainment	173,869,026	173,869,026	—	—
Pharmaceuticals, Biotechnology & Life Sciences	192,412,321	170,162,534	22,249,787	—
Real Estate	133,591	—	—	133,591
Retailing	222,599,361	219,406,104	—	3,193,257
Semiconductors & Semiconductor Equipment	76,508,662	76,508,662	—	—
Software & Services	329,180,676	329,180,676	—	—
Technology Hardware & Equipment	54,129,146	54,129,146	—	—
Transportation	34,955,064	34,955,064	—	—
Convertible Preferred Stocks	28,498,506	—	—	28,498,506
Escrows	129,224	—	—	129,224
Warrants	125,833	100,013	—	25,820
Short-Term Investments	59,168,484	59,168,484	—	—

Total	$1,635,124,442	$1,555,725,006	$22,249,787	$57,149,649

(1)

For the year ended December 31, 2019, investments valued at $34,516,192 were transferred out of Level 3 due to the expiration of trading restrictions and to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. Investments valued at $14,811,788 were transferred into Level 3 due to the unavailability of active market pricing.

The following is a roll-forward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2019:

	Common Stocks	Convertible Preferred Stocks	Escrows	Warrants	Total
Beginning balance	$16,246,182	$67,704,294	$267,585	$—	$84,218,061
Purchases	—	—	—	—	—
Sales	—	—	(179,573)	—	(179,573)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	179,573	—	179,573
Net change in unrealized appreciation/depreciation	4,083,677	(11,206,044)	(138,361)	(103,280)	(7,364,008)
Transfers into Level 3	14,682,688	—	—	129,100	14,811,788
Transfers out of Level 3	(6,516,448)	(27,999,744)	—	—	(34,516,192)

Ending balance	$28,496,099	$28,498,506	$129,224	$25,820	$57,149,649

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at December 31, 2019 was $(7,225,648).

The accompanying notes are an integral part of these financial statements.

88

Hartford Healthcare HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Biotechnology - 23.5%
18,800	89bio, Inc.*(1)	$494,252
16,942	Aimmune Therapeutics, Inc.*	567,049
124,441	Alkermes plc*	2,538,596
18,777	Alnylam Pharmaceuticals, Inc.*	2,162,547
30,549	Apellis Pharmaceuticals, Inc.*	935,410
27,162	Arena Pharmaceuticals, Inc.*	1,233,698
3,200	Argenx SE ADR*	513,664
29,403	Assembly Biosciences, Inc.*	601,585
12,478	Audentes Therapeutics, Inc.*	746,684
8,595	Biogen, Inc.*	2,550,394
19,940	Bluebird Bio, Inc.*	1,749,735
45,283	Coherus Biosciences, Inc.*	815,320
23,800	Constellation Pharmaceuticals, Inc.*(1)	1,121,218
89,365	Forty Seven, Inc.*	3,518,300
58,907	G1 Therapeutics, Inc.*	1,556,912
6,005	Galapagos N.V.*	1,250,526
9,321	Genmab A/S*	2,073,023
26,676	Genus plc	1,123,608
34,097	Global Blood Therapeutics, Inc.*	2,710,371
70,077	GlycoMimetics, Inc.*(1)	370,707
34,700	Heron Therapeutics, Inc.*	815,450
16,727	Incyte Corp.*	1,460,602
144,560	Ironwood Pharmaceuticals, Inc.*	1,924,094
16,600	Kodiak Sciences, Inc.*	1,194,370
14,897	Madrigal Pharmaceuticals, Inc.*	1,357,266
102,883	Momenta Pharmaceuticals, Inc.*	2,029,882
38,566	Myovant Sciences Ltd.*	598,544
79,777	PhaseBio Pharmaceuticals, Inc.*(1)	487,437
85,232	Portola Pharmaceuticals, Inc.*	2,035,340
23,544	Radius Health, Inc.*	474,647
308,230	Rigel Pharmaceuticals, Inc.*	659,612
34,340	Seattle Genetics, Inc.*	3,923,688
129,420	Syndax Pharmaceuticals, Inc.*	1,136,308
29,943	UroGen Pharma Ltd.*(1)	999,198
23,788	Vertex Pharmaceuticals, Inc.*	5,208,383
36,147	Zai Lab Ltd. ADR*	1,503,354
10,903	Zealand Pharma A/S ADR*(1)	361,980

		54,803,754

	Health Care Distributors - 0.5%
305,600	Sinopharm Group Co., Ltd. Class H	1,115,099

	Health Care Equipment - 23.6%
120,128	Abbott Laboratories	10,434,318
37,567	AtriCure, Inc.*	1,221,303
38,446	Baxter International, Inc.	3,214,855
8,261	Becton Dickinson and Co.	2,246,744
168,437	Boston Scientific Corp.*	7,616,721
39,497	Danaher Corp.	6,062,000
17,719	Edwards Lifesciences Corp.*	4,133,665
17,204	Envista Holdings Corp.	509,920
10,064	Hill-Rom Holdings, Inc.	1,142,566
85,203	Medtronic plc	9,666,280
31,538	NuVasive, Inc.*	2,439,149
12,800	Shockwave Medical, Inc.*(1)	562,176
133,687	Smith & Nephew plc	3,221,955
33,500	Venus MedTech Hangzhou, Inc. Class H*(4)	161,217
15,582	Zimmer Biomet Holdings, Inc.	2,332,314

		54,965,183

	Health Care Facilities - 3.9%
51,299	Acadia Healthcare Co., Inc.*	1,704,153
24,542	Encompass Health Corp.	1,700,024
32,468	HCA Healthcare, Inc.	4,799,095
41,357	NMC Health plc	968,968

		9,172,240

	Health Care Services - 0.9%
6,930	Amedisys, Inc.*	1,156,756
69,972	R1 RCM, Inc.*	908,236

		2,064,992

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Health Care Supplies - 0.1%
3,236	Alcon, Inc.*	$183,292

	Health Care Technology - 1.2%
53,545	HMS Holdings Corp.*	1,584,932
15,590	Teladoc Health, Inc.*	1,305,195

		2,890,127

	Life Sciences Tools & Services - 8.4%
8,203	Bio-Techne Corp.	1,800,641
13,155	ICON plc*	2,265,686
164,900	Pharmaron Beijing Co., Ltd. Class H*(4)	920,543
17,500	PRA Health Sciences, Inc.*	1,945,125
48,900	QIAGEN N.V.*	1,666,184
4,892	Tecan Group AG	1,374,387
26,076	Thermo Fisher Scientific, Inc.	8,471,310
90,102	WuXi AppTec Co., Ltd. Class H(4)	1,117,109

		19,560,985

	Managed Health Care - 10.1%
21,952	Anthem, Inc.	6,630,163
10,452	Humana, Inc.	3,830,867
7,080	Molina Healthcare, Inc.*	960,685
75,000	Notre Dame Intermedica Participacoes S.A.	1,272,466
24,679	UnitedHealth Group, Inc.	7,255,133
10,773	WellCare Health Plans, Inc.*	3,557,352

		23,506,666

	Pharmaceuticals - 26.8%
90,430	Amneal Pharmaceuticals, Inc.*	435,873
127,100	AstraZeneca plc ADR	6,337,206
160,414	Bristol-Myers Squibb Co.	10,296,975
15,395	Chugai Pharmaceutical Co., Ltd.	1,417,806
33,445	Daiichi Sankyo Co., Ltd.	2,208,850
33,577	Dermira, Inc.*(1)	509,027
39,709	Eisai Co., Ltd.	2,971,264
40,788	Elanco Animal Health, Inc.*	1,201,207
63,045	Eli Lilly & Co.	8,286,004
8,400	Hikma Pharmaceuticals plc	221,526
18,608	Hutchison China MediTech Ltd. ADR*	466,503
21,711	Laboratorios Farmaceuticos Rovi S.A.	594,219
152,273	MediWound Ltd.*	472,046
101,495	Mylan N.V.*	2,040,050
26,849	MyoKardia, Inc.*	1,956,889
15,472	Novartis AG	1,465,037
45,983	Odonate Therapeutics, Inc.*	1,492,148
48,376	Ono Pharmaceutical Co., Ltd.	1,104,439
323,708	Pfizer, Inc.	12,682,880
45,723	Revance Therapeutics, Inc.*	742,084
21,718	Satsuma Pharmaceuticals, Inc.*	427,410
12,719	Takeda Pharmaceutical Co., Ltd.	503,064
60,083	Teva Pharmaceutical Industries Ltd. ADR*	588,813
32,764	Theravance Biopharma, Inc.*	848,260
41,042	Tricida, Inc.*	1,548,925
19,057	UCB S.A.	1,516,453
36,134	WaVe Life Sciences Ltd.*(1)	289,614

		62,624,572

	Total Common Stocks (cost $175,068,460)	$230,886,910

RIGHTS - 0.0%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
11,725	Clementia Pharmaceuticals, Inc.*(2)(3)	$15,829

	Total Rights (cost $15,829)	$15,829

	Total Long-Term Investments (cost $175,084,289)	$230,902,739

The accompanying notes are an integral part of these financial statements.

89

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 2.7%
	Other Investment Pools & Funds - 1.4%
3,380,267	Fidelity Institutional Government Fund, Institutional Class, 1.49%(5)	$3,380,267

	Securities Lending Collateral - 1.3%
148,927	Citibank NA DDCA, 1.54%, 1/2/2020(5)	148,927
722,155	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.52%(5)	722,155
665,511	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(5)	665,511
332,756	JPMorgan Prime Money Market Fund, 1.69%(5)	332,756
887,348	Morgan Stanley Institutional Liquidity Funds, Prime Portfolio, Institutional Class, 1.72%(5)	887,348
221,837	State Street Institutional Liquid Reserves Fund, 1.70%(5)	221,837

		2,978,534

	Total Short-Term Investments (cost $6,358,801)	$6,358,801

Total Investments (cost $181,443,090)	101.7%	$237,261,540
Other Assets and Liabilities	(1.7)%	(4,009,815)

Total Net Assets	100.0%	$233,251,725

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Investment valued using significant unobservable inputs.

(3)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2019, the aggregate fair value of this security was $15,829, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $2,198,869, representing 0.9% of net assets.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$54,803,754	$50,356,597	$4,447,157	$—
Health Care Distributors	1,115,099	—	1,115,099	—
Health Care Equipment	54,965,183	51,743,228	3,221,955	—
Health Care Facilities	9,172,240	8,203,272	968,968	—
Health Care Services	2,064,992	2,064,992	—	—
Health Care Supplies	183,292	—	183,292	—
Health Care Technology	2,890,127	2,890,127	—	—
Life Sciences Tools & Services	19,560,985	15,403,305	4,157,680	—
Managed Health Care	23,506,666	23,506,666	—	—
Pharmaceuticals	62,624,572	51,216,133	11,408,439	—
Rights	15,829	—	—	15,829
Short-Term Investments	6,358,801	6,358,801	—	—

Total	$237,261,540	$211,743,121	$25,502,590	$15,829

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

90

Hartford High Yield HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.9%
		Consumer Services - 0.3%
	58,800	Caesars Entertainment Corp.*	$799,680

		Diversified Financials - 0.3%
	16,000	OneMain Holdings, Inc.	674,400

		Energy - 0.3%
	206,275,142	KCA Deutag*(1)(2)(3)	801,379

		Total Common Stocks (cost $4,146,614)	$2,275,459

CORPORATE BONDS - 89.1%
		Advertising - 0.1%
	$135,000	Outfront Media Capital LLC 4.63%, 03/15/2030(4)	$137,363

		Aerospace/Defense - 1.9%
		DAE Funding LLC
	370,000	4.50%, 08/01/2022(4)	375,550
	760,000	5.00%, 08/01/2024(4)	797,955
		TransDigm, Inc.
	1,265,000	5.50%, 11/15/2027(4)	1,279,206
	2,205,000	6.25%, 03/15/2026(4)	2,387,155

			4,839,866

		Airlines - 1.1%
		Bombardier, Inc.
	1,785,000	6.13%, 01/15/2023(4)	1,830,517
	870,000	7.88%, 04/15/2027(4)	895,013

			2,725,530

		Auto Parts & Equipment - 1.1%
		Adient Global Holdings Ltd.
EUR	950,000	3.50%, 08/15/2024(5)	1,007,307
	$400,000	4.88%, 08/15/2026(4)	357,000
	200,000	Adient U.S. LLC 7.00%, 05/15/2026(4)	218,000
		American Axle & Manufacturing, Inc.
	155,000	6.25%, 04/01/2025	161,394
	420,000	6.50%, 04/01/2027	435,750
	625,000	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc. 8.50%, 05/15/2027(4)	664,062

			2,843,513

		Chemicals - 0.5%
		CF Industries, Inc.
	140,000	4.95%, 06/01/2043	145,950
	767,000	5.15%, 03/15/2034	857,123
	220,000	5.38%, 03/15/2044	239,800

			1,242,873

		Coal - 0.0%
	1,520,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(4)	53,200

		Commercial Banks - 2.1%
EUR	1,400,000	Banco de Sabadell S.A. 6.50%, 05/18/2022, (6.50% fixed rate until 05/18/2022; 5 year EUR Swap + 6.414% thereafter)(5)(6)(7)	1,641,047
	$2,135,000	Credit Suisse Group AG 6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(5)(6)(7)	2,322,346
	1,265,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(4)	1,242,888

			5,206,281

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 89.1% - (continued)
	Commercial Services - 2.8%
	APX Group, Inc.
$1,415,000	7.63%, 09/01/2023	$1,330,100
860,000	7.88%, 12/01/2022	867,525
1,190,000	Ashtead Capital, Inc.4.00%, 05/01/2028(4)	1,201,900
614,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(4)	629,350
75,000	Cardtronics, Inc. / Cardtronics USA, Inc. 5.50%, 05/01/2025(4)	77,813
1,240,000	Herc Holdings, Inc.5.50%, 07/15/2027(4)	1,305,100
	Service Corp. International
385,000	4.63%, 12/15/2027	401,362
270,000	5.13%, 06/01/2029	286,875
	United Rentals North America, Inc.
440,000	4.63%, 10/15/2025	452,364
555,000	5.88%, 09/15/2026	595,376

		7,147,765

	Construction Materials - 0.9%
615,000	Norbord, Inc.5.75%, 07/15/2027(4)	638,063
1,605,000	Standard Industries, Inc.5.38%, 11/15/2024(4)	1,649,137

		2,287,200

	Distribution/Wholesale - 1.0%
853,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(4)	865,795
735,000	Core & Main Holdings L.P. (8.63% Cash, 9.38% PIK) 8.63%, 09/15/2024(4)(8)	764,400
465,000	IAA, Inc. 5.50%, 06/15/2027(4)	494,063
395,000	Performance Food Group, Inc. 5.50%, 10/15/2027(4)	422,156

		2,546,414

	Diversified Financial Services - 4.5%
1,145,000	Ally Financial, Inc. 3.88%, 05/21/2024	1,199,387
	Credit Acceptance Corp.
685,000	5.13%, 12/31/2024(4)	711,345
655,000	6.63%, 03/15/2026(4)	708,219
620,000	Fly Leasing Ltd. 5.25%, 10/15/2024	646,350
935,000	goeasy Ltd. 5.38%, 12/01/2024(4)	952,139
	Navient Corp.
331,000	5.88%, 10/25/2024	354,170
240,000	6.13%, 03/25/2024	260,400
815,000	6.50%, 06/15/2022	883,256
197,000	7.25%, 09/25/2023	222,616
	Springleaf Finance Corp.
300,000	6.13%, 03/15/2024	328,500
410,000	6.88%, 03/15/2025	466,375
675,000	7.75%, 10/01/2021	733,219
1,730,000	8.25%, 12/15/2020	1,815,202
2,040,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(4)	2,106,300

		11,387,478

	Electric - 1.2%
1,730,000	AES Corp. 5.13%, 09/01/2027	1,846,775
555,000	Clearway Energy Operating LLC 4.75%, 03/15/2028(4)	562,631
700,000	NextEra Energy Operating Partners L.P. 4.25%, 07/15/2024(4)	728,875

		3,138,281

	Entertainment - 3.0%
1,150,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.25%, 10/15/2025(4)	1,190,250

The accompanying notes are an integral part of these financial statements.

91

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 89.1% - (continued)
	Entertainment - 3.0% - (continued)
	Eldorado Resorts, Inc.
$1,350,000	6.00%, 04/01/2025	$1,417,500
195,000	6.00%, 09/15/2026	214,744
650,000	Golden Entertainment, Inc. 7.63%, 04/15/2026(4)	689,000
1,655,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(4)	1,758,437
1,880,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(4)	1,986,793
325,000	WMG Acquisition Corp. 5.00%, 08/01/2023(4)	332,313

		7,589,037

	Environmental Control - 1.8%
	Clean Harbors, Inc.
984,000	4.88%, 07/15/2027(4)	1,035,660
442,000	5.13%, 07/15/2029(4)	474,089
745,000	Stericycle, Inc. 5.38%, 07/15/2024(4)	782,250
2,107,000	Tervita Corp. 7.63%, 12/01/2021(4)	2,120,169

		4,412,168

	Food - 2.4%
535,000	B&G Foods, Inc. 5.25%, 09/15/2027	540,350
	Post Holdings, Inc.
1,705,000	5.00%, 08/15/2026(4)	1,800,906
1,151,000	5.63%, 01/15/2028(4)	1,240,202
660,000	5.75%, 03/01/2027(4)	707,850
1,665,000	TreeHouse Foods, Inc. 4.88%, 03/15/2022	1,671,244

		5,960,552

	Gas - 0.8%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
307,000	5.50%, 05/20/2025	331,560
364,000	5.75%, 05/20/2027	399,490
1,219,000	5.88%, 08/20/2026	1,343,947

		2,074,997

	Healthcare-Products - 1.3%
2,380,000	Avantor, Inc. 6.00%, 10/01/2024(4)	2,537,627
750,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(4)	771,563

		3,309,190

	Healthcare-Services - 3.8%
195,000	Catalent Pharma Solutions, Inc. 5.00%, 07/15/2027(4)	204,263
	Centene Corp.
340,000	4.25%, 12/15/2027(4)	349,775
360,000	4.63%, 12/15/2029(4)	378,486
230,000	Charles River Laboratories International, Inc. 4.25%, 05/01/2028(4)	234,312
700,000	CHS/Community Health Systems, Inc. 8.13%, 06/30/2024(4)	574,000
1,835,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	1,912,987
	HCA, Inc.
670,000	5.25%, 06/15/2026	750,623
1,085,000	5.38%, 02/01/2025	1,199,826
1,430,000	5.38%, 09/01/2026	1,592,662
130,000	5.63%, 09/01/2028	148,148
105,000	5.88%, 02/01/2029	121,406
754,000	7.50%, 11/15/2095	878,410
1,150,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(4)	1,147,125

		9,492,023

	Home Builders - 1.6%
290,000	KB Home 4.80%, 11/15/2029	296,525
	M/I Homes, Inc.
150,000	5.63%, 08/01/2025	157,125
2,115,000	6.75%, 01/15/2021	2,117,644
1,325,000	Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(4)	1,444,250

		4,015,544

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 89.1% - (continued)
		Household Products - 0.2%
	$1,170,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	$555,750

		Household Products/Wares - 0.8%
EUR	1,320,000	Diamond (BC) B.V. 5.63%, 08/15/2025(5)	1,453,992
	$465,000	Prestige Brands, Inc. 5.13%, 01/15/2028(4)	487,088

			1,941,080

		Insurance - 2.0%
		Acrisure LLC / Acrisure Finance, Inc.
	1,225,000	7.00%, 11/15/2025(4)	1,182,125
	1,090,000	8.13%, 02/15/2024(4)	1,185,375
	650,000	10.13%, 08/01/2026(4)	700,375
	410,000	CNO Financial Group, Inc. 5.25%, 05/30/2029	457,662
		Genworth Holdings, Inc.
	110,000	4.80%, 02/15/2024	107,504
	770,000	4.90%, 08/15/2023	762,300
	440,000	7.20%, 02/15/2021	453,200
	245,000	7.63%, 09/24/2021	258,083
	35,000	7.70%, 06/15/2020	35,796

			5,142,420

		Iron/Steel - 0.6%
		Steel Dynamics, Inc.
	230,000	4.13%, 09/15/2025	236,363
	1,130,000	5.50%, 10/01/2024	1,164,023

			1,400,386

		Lodging - 3.4%
		Boyd Gaming Corp.
	105,000	4.75%, 12/01/2027(4)	109,069
	790,000	6.00%, 08/15/2026	847,275
	920,000	6.38%, 04/01/2026	989,862
	1,935,000	FelCor Lodging L.P. 6.00%, 06/01/2025	2,022,075
	1,587,000	Hilton Domestic Operating Co., Inc. 4.25%, 09/01/2024	1,616,756
	116,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(4)	118,320
	1,585,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(4)	1,585,000
	1,280,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.5.50%, 03/01/2025(4)	1,369,600

			8,657,957

		Media - 9.5%
		Altice France S.A.
	2,370,000	7.38%, 05/01/2026(4)	2,544,527
	1,040,000	8.13%, 02/01/2027(4)	1,171,300
		Altice Luxembourg S.A.
	1,000,000	7.63%, 02/15/2025(4)	1,038,750
EUR	645,000	8.00%, 05/15/2027(5)	810,316
		CCO Holdings LLC / CCO Holdings Capital Corp.
	$120,000	5.13%, 02/15/2023	121,350
	245,000	5.13%, 05/01/2023(4)	250,054
	95,000	5.25%, 09/30/2022	96,069
	545,000	5.75%, 09/01/2023	555,219
	16,000	5.75%, 01/15/2024	16,280
	3,000,000	5.75%, 02/15/2026(4)	3,165,060
		CSC Holdings LLC
	1,195,000	5.25%, 06/01/2024	1,287,612
	585,000	5.50%, 04/15/2027(4)	628,202
	1,490,000	6.50%, 02/01/2029(4)	1,661,350
		DISH DBS Corp.
	905,000	5.00%, 03/15/2023	928,394
	595,000	5.88%, 07/15/2022	630,700
	435,000	5.88%, 11/15/2024	444,516
	945,000	6.75%, 06/01/2021	994,565
	380,000	7.75%, 07/01/2026	402,568

The accompanying notes are an integral part of these financial statements.

92

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 89.1% - (continued)
	Media - 9.5% - (continued)
	Gray Television, Inc.
$1,255,000	5.13%, 10/15/2024(4)	$1,302,062
380,000	5.88%, 07/15/2026(4)	404,225
645,000	iHeartCommunications, Inc. 5.25%, 08/15/2027(4)	674,864
310,000	LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(4)	328,600
270,000	Sinclair Television Group, Inc. 5.63%, 08/01/2024(4)	277,763
	Sirius XM Radio, Inc.
520,000	4.63%, 07/15/2024(4)	546,000
1,120,000	5.50%, 07/01/2029(4)	1,210,989
817,000	WMG Acquisition Corp. 5.50%, 04/15/2026(4)	859,893
1,328,000	Ziggo B.V. 5.50%, 01/15/2027(4)	1,411,000

		23,762,228

	Metal Fabricate/Hardware - 0.8%
215,000	Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(4)	221,719
	Novelis Corp.
605,000	5.88%, 09/30/2026(4)	643,784
1,115,000	6.25%, 08/15/2024(4)	1,169,356

		2,034,859

	Mining - 0.2%
520,000	Constellium SE 5.88%, 02/15/2026(4)	549,900

	Office/Business Equipment - 0.8%
	Xerox Corp.
1,600,000	4.13%, 03/15/2023	1,658,000
65,000	4.80%, 03/01/2035	59,971
275,000	6.75%, 12/15/2039	290,125

		2,008,096

	Oil & Gas - 7.5%
875,000	California Resources Corp. 8.00%, 12/15/2022(4)	376,250
725,000	Centennial Resource Production LLC 5.38%, 01/15/2026(4)	712,313
2,156,000	Chesapeake Energy Corp. 11.50%, 01/01/2025(4)	2,037,420
1,225,000	Energen Corp. 4.63%, 09/01/2021	1,253,775
1,355,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	1,399,010
1,120,000	Matador Resources Co. 5.88%, 09/15/2026	1,122,800
	MEG Energy Corp.
220,000	6.38%, 01/30/2023(4)	220,550
1,090,000	6.50%, 01/15/2025(4)	1,133,709
685,000	7.00%, 03/31/2024(4)	689,281
600,000	Noble Holding International Ltd. 7.88%, 02/01/2026(4)	435,000
	QEP Resources, Inc.
1,895,000	5.25%, 05/01/2023	1,876,050
205,000	5.38%, 10/01/2022	206,025
150,000	5.63%, 03/01/2026	146,288
	SM Energy Co.
1,340,000	5.00%, 01/15/2024	1,276,350
275,000	5.63%, 06/01/2025	261,022
240,000	6.13%, 11/15/2022	242,400
420,000	6.63%, 01/15/2027	412,799
945,000	Sunoco L.P. / Sunoco Finance Corp. 6.00%, 04/15/2027	1,008,788
1,945,000	Transocean, Inc. 6.80%, 03/15/2038	1,380,950
1,275,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(4)	624,750
	WPX Energy, Inc.
1,225,000	5.25%, 09/15/2024	1,301,562
270,000	5.75%, 06/01/2026	288,225
295,000	8.25%, 08/01/2023	339,250

		18,744,567

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 89.1% - (continued)
	Packaging & Containers - 4.4%
$1,450,000	ARD Finance S.A. (6.50% Cash, 7.25% PIK) 6.50%, 06/30/2027(4)(8)	$1,499,227
	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
495,000	4.13%, 08/15/2026(4)	507,375
1,440,000	5.25%, 08/15/2027(4)	1,515,629
340,000	6.00%, 02/15/2025(4)	356,575
949,000	Berry Global, Inc. 6.00%, 10/15/2022	966,794
1,015,000	Crown Americas LLC / Crown Americas Capital Corp. 4.75%, 02/01/2026	1,072,094
	Flex Acquisition Co., Inc.
1,875,000	6.88%, 01/15/2025(4)	1,889,062
575,000	7.88%, 07/15/2026(4)	579,313
535,000	OI European Group B.V. 4.00%, 03/15/2023(4)	539,013
	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
1,250,000	5.13%, 07/15/2023(4)	1,279,687
600,000	7.00%, 07/15/2024(4)	620,250
200,000	Trivium Packaging Finance B.V. 5.50%, 08/15/2026(4)	210,750

		11,035,769

	Pharmaceuticals - 3.7%
	Bausch Health Cos., Inc.
1,340,000	5.00%, 01/30/2028(4)	1,375,363
690,000	5.50%, 03/01/2023(4)	693,450
1,490,000	5.88%, 05/15/2023(4)	1,503,037
700,000	6.13%, 04/15/2025(4)	723,261
1,225,000	7.00%, 01/15/2028(4)	1,352,155
280,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(4)	289,800
	Endo Dac / Endo Finance LLC / Endo Finco, Inc.
725,000	6.00%, 07/15/2023(4)	523,812
1,665,000	6.00%, 02/01/2025(4)	1,122,843
	Teva Pharmaceutical Finance Netherlands B.V.
860,000	3.15%, 10/01/2026	715,950
900,000	6.75%, 03/01/2028	913,689

		9,213,360

	Pipelines - 3.8%
1,684,000	Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	1,861,123
530,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029(4)	544,628
1,660,000	DCP Midstream Operating L.P. 5.38%, 07/15/2025	1,805,250
	Energy Transfer Operating L.P.
230,000	4.25%, 03/15/2023	240,238
1,773,000	7.50%, 10/15/2020	1,842,554
765,000	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 4.75%, 10/01/2023(4)	763,088
2,280,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.50%, 07/15/2027(4)	2,496,600

		9,553,481

	Real Estate Investment Trusts - 1.1%
1,735,000	Iron Mountain, Inc. 4.88%, 09/15/2029(4)	1,762,413
	VICI Properties L.P. / VICI Note Co., Inc.
545,000	4.25%, 12/01/2026(4)	561,350
455,000	4.63%, 12/01/2029(4)	474,337

		2,798,100

	Retail - 4.1%
	1011778 BC ULC / New Red Finance, Inc.
90,000	3.88%, 01/15/2028(4)	90,225
450,000	4.38%, 01/15/2028(4)	451,125
2,885,000	5.00%, 10/15/2025(4)	2,978,762

The accompanying notes are an integral part of these financial statements.

93

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 89.1% - (continued)
		Retail - 4.1% - (continued)
		Beacon Roofing Supply, Inc.
	$130,000	4.50%, 11/15/2026(4)	$133,900
	895,000	4.88%, 11/01/2025(4)	899,475
	1,465,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 6.75%, 06/15/2023	1,237,925
		KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
	620,000	4.75%, 06/01/2027(4)	652,550
	750,000	5.25%, 06/01/2026(4)	791,250
	620,000	Lithia Motors, Inc. 4.63%, 12/15/2027(4)	637,273
	495,000	Party City Holdings, Inc. 6.63%, 08/01/2026(4)	348,975
	1,820,000	United Rentals North America, Inc. 4.88%, 01/15/2028	1,895,039
	300,000	Yum! Brands, Inc. 4.75%, 01/15/2030(4)	314,250

			10,430,749

		Semiconductors - 2.6%
	1,345,000	Entegris, Inc. 4.63%, 02/10/2026(4)	1,392,075
		Micron Technology, Inc.
	185,000	4.64%, 02/06/2024	200,779
	910,000	4.98%, 02/06/2026	1,010,392
		Qorvo, Inc.
	795,000	4.38%, 10/15/2029(4)	832,762
	1,400,000	5.50%, 07/15/2026	1,491,000
		Sensata Technologies B.V.
	1,221,000	5.00%, 10/01/2025(4)	1,326,311
	235,000	5.63%, 11/01/2024(4)	261,438

			6,514,757

		Software - 3.4%
	595,000	CDK Global, Inc. 5.25%, 05/15/2029(4)	638,138
	980,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(4)	1,006,950
	2,075,000	Infor U.S., Inc. 6.50%, 05/15/2022	2,106,125
		IQVIA, Inc.
EUR	390,000	2.25%, 01/15/2028(4)	451,644
	$680,000	5.00%, 05/15/2027(4)	719,341
	1,460,000	MSCI, Inc. 4.00%, 11/15/2029(4)	1,480,075
	1,370,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(4)	1,462,475
	548,000	Western Digital Corp. 4.75%, 02/15/2026	571,290

			8,436,038

		Telecommunications - 7.0%
		Altice Financing S.A.
	380,000	6.63%, 02/15/2023(4)	386,650
	1,725,000	7.50%, 05/15/2026(4)	1,854,375
	215,000	Altice France S.A. 5.50%, 01/15/2028(4)	220,923
		CenturyLink, Inc.
	704,000	5.63%, 04/01/2025	748,035
	466,000	7.50%, 04/01/2024	525,415
	855,000	Embarq Corp. 8.00%, 06/01/2036	904,163
		Frontier Communications Corp.
	940,000	6.88%, 01/15/2025	455,900
	1,275,000	8.50%, 04/01/2026(4)	1,290,937
	570,000	10.50%, 09/15/2022	277,875
		Intelsat Jackson Holdings S.A.
	1,450,000	5.50%, 08/01/2023	1,245,608
	2,115,000	8.50%, 10/15/2024(4)	1,926,405
	550,000	Sprint Capital Corp. 8.75%, 03/15/2032	667,563
		Sprint Corp.
	2,495,000	7.25%, 09/15/2021	2,638,462
	10,000	7.63%, 02/15/2025	10,974
	2,694,000	7.88%, 09/15/2023	2,972,371
	480,000	Telecom Italia Capital S.A. 7.20%, 07/18/2036	568,704
	725,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(4)	779,375

			17,473,735

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 89.1% - (continued)
	Toys/Games/Hobbies - 0.7%
	Mattel, Inc.
$420,000	5.88%, 12/15/2027(4)	$442,575
1,250,000	6.75%, 12/31/2025(4)	1,343,500

		1,786,075

	Trucking & Leasing - 0.6%
	Avolon Holdings Funding Ltd.
335,000	3.95%, 07/01/2024(4)	349,104
140,000	4.38%, 05/01/2026(4)	147,882
945,000	5.25%, 05/15/2024(4)	1,031,543

		1,528,529

	Total Corporate Bonds (cost $218,200,200)	$223,977,111

SENIOR FLOATING RATE INTERESTS - 5.2%(9)
	Auto Parts & Equipment - 0.3%
788,025	Panther BF Aggregator L.P. 5.31%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	$789,507

	Commercial Services - 1.1%
758,450	Blackhawk Network Holdings, Inc. 4.80%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	757,661
2,125,000	Dun & Bradstreet Corp. 6.79%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	2,141,830

		2,899,491

	Diversified Financial Services - 0.3%
706,780	Crown Finance U.S., Inc. 4.05%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	705,812

	Electronics - 0.4%
915,000	Pitney Bowes, Inc. 0.00%, 12/05/2026, 1 mo. USD LIBOR + 4.000%(10)	903,846

	Food Service - 0.1%
246,250	CHG PPC Parent LLC 4.55%, 03/31/2025, 1 mo. USD LIBOR + 2.750%	246,558

	Gas - 0.1%
272,938	Messer Industries GmbH 4.45%, 03/01/2026, 1 mo. USD LIBOR + 2.500%	274,226

	Healthcare-Services - 0.2%
591,701	Syneos Health, Inc. 3.80%, 08/01/2024, 1 mo. USD LIBOR + 2.000%	594,659

	Household Products - 0.2%
470,400	Diamond (BC) B.V. 4.93%, 09/06/2024, 2 mo. USD LIBOR + 3.000%	459,581

	Insurance - 1.0%
1,758,225	Asurion LLC 4.80%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	1,767,332
778,150	Hub International Ltd. 4.69%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	777,123

		2,544,455

	Leisure Time - 0.5%
1,251,050	Golden Entertainment, Inc. 4.80%, 10/21/2024, 1 mo. USD LIBOR + 3.000%	1,254,178

	Media - 0.6%
1,404,975	AVSC Holding Corp. 5.09%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	1,397,950

	Semiconductors - 0.1%
365,056	Microchip Technology, Inc. 3.80%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	366,881

The accompanying notes are an integral part of these financial statements.

94

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 5.2%(9) - (continued)
	Software - 0.3%
$199,103	SS&C Technologies Holdings Europe S.a.r.l. 4.05%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	$200,384
450,075	SS&C Technologies, Inc. 4.05%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	452,927

		653,311

	Total Senior Floating Rate Interests (cost $13,008,103)	$13,090,455

CONVERTIBLE BONDS - 1.1%
	Commercial Services - 0.3%
690,000	Cardtronics, Inc. 1.00%, 12/01/2020	$734,455

	Media - 0.4%
985,000	Scripps Escrow, Inc. 5.88%, 07/15/2027(4)	1,031,787

	Software - 0.4%
1,052,000	Western Digital Corp. 1.50%, 02/01/2024	1,030,303

	Total Convertible Bonds (cost $2,762,997)	$2,796,545

ESCROWS - 0.9%(11)
	Media - 0.8%
1,785,000	Nexstar Broadcasting, Inc. 5.63%, 07/15/2027*(4)	$1,881,033

	Packaging & Containers - 0.1%
305,000	Berry Global, Inc. 5.63%, 07/15/2027*(4)	327,113

	Total Escrows (cost $2,138,398)	$2,208,146

	Total Long-Term Investments (cost $240,256,312)	$244,347,716

SHORT-TERM INVESTMENTS - 1.5%
	Other Investment Pools & Funds - 1.5%
3,738,849	Fidelity Institutional Government Fund, Institutional Class, 1.49%(12)	$3,738,849

	Total Short-Term Investments (cost $3,738,849)	$3,738,849

Total Investments (cost $243,995,161)	98.7%	$248,086,565
Other Assets and Liabilities	1.3%	3,179,634

Total Net Assets	100.0%	$251,266,199

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.
*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2019, the aggregate fair value of this security was $801,379, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $801,379 or 0.3% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2011	KCA Deutag	206,275,142	$2,795,441	$801,379

(4)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $131,905,352, representing 52.5% of net assets.

(5)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $7,235,008, representing 2.9% of net assets.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(8)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(9)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of December 31, 2019.

(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(11)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(12)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

95

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Centrally Cleared Credit Default Swap Contracts Outstanding at December 31, 2019
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.33.V2	USD	4,700,000	5.00%	12/20/24	Quarterly	$333,752	$456,060	$122,308

Total						$333,752	$456,060	$122,308

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at December 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	(Depreciation)
613,799	USD	552,000	EUR	BMO	01/31/20	$—	$(6,571)
4,784,528	USD	4,287,000	EUR	CBK	01/31/20	—	(33,460)

Total						$—	$(40,031)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Consumer Services	$799,680	$799,680	$—	$—
Diversified Financials	674,400	674,400	—	—
Energy	801,379	—	—	801,379
Corporate Bonds	223,977,111	—	223,977,111	—
Senior Floating Rate Interests	13,090,455	—	13,090,455	—
Convertible Bonds	2,796,545	—	2,796,545	—
Escrows	2,208,146	—	2,208,146	—
Short-Term Investments	3,738,849	3,738,849	—	—
Swaps - Credit Default(2)	122,308	—	122,308	—

Total	$248,208,873	$5,212,929	$242,194,565	$801,379

Liabilities
Foreign Currency Contracts(2)	$(40,031)	$—	$(40,031)	$—

Total	$(40,031)	$—	$(40,031)	$—

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

96

Hartford International Opportunities HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7%
	Argentina - 0.4%
9,138	MercadoLibre, Inc.*	$5,226,388

	Brazil - 4.2%
596,215	B3 S.A. - Brasil Bolsa Balcao	6,368,697
410,390	Banco do Brasil S.A.	5,388,620
603,200	BR Malls Participacoes S.A.	2,708,080
553,812	Localiza Rent a Car S.A.	6,527,016
177,300	Lojas Renner S.A.	2,476,567
111,040	Magazine Luiza S.A.	1,316,680
148,000	Notre Dame Intermedica Participacoes S.A.	2,511,000
137,281	Pagseguro Digital Ltd. Class A*	4,689,519
797,045	Petrobras Distribuidora S.A.	5,957,974
771,515	Vale S.A. ADR	10,183,998
80,400	XP, Inc. Class A*(1)	3,097,008

		51,225,159

	Canada - 5.5%
227,431	Alimentation Couche-Tard, Inc. Class B	7,217,613
278,479	Canadian National Railway Co.	25,191,890
235,061	Canadian Natural Resources Ltd.	7,602,758
211,106	Dollarama, Inc.	7,255,524
2,288,669	Encana Corp.	10,715,881
42,516	Intact Financial Corp.	4,597,510
100,043	TC Energy Corp.	5,328,231

		67,909,407

	China - 14.5%
132,132	58.com, Inc. ADR*	8,552,904
187,520	Alibaba Group Holding Ltd. ADR*	39,772,992
683,834	China National Accord Medicines Corp. Ltd. Class A	4,456,101
98,359,314	China Tower Corp. Ltd. Class H(2)	21,730,525
1,243,426	ENN Energy Holdings Ltd.	13,584,668
2,266,900	Great Wall Motor Co., Ltd. Class H	1,677,290
1,627,760	Guangzhou Automobile Group Co., Ltd. Class H	2,026,548
435,820	Hangzhou Tigermed Consulting Co., Ltd. Class A	3,955,896
2,993,920	Kingdee International Software Group Co., Ltd.	2,995,236
86,225	New Oriental Education & Technology Group, Inc. ADR*	10,454,781
77,400	Pharmaron Beijing Co., Ltd. Class H*(2)	432,080
1,542,525	Ping An Insurance Group Co. of China Ltd. Class H	18,253,409
135,676	TAL Education Group ADR*	6,539,583
758,034	Tencent Holdings Ltd.	36,519,140
106,484	Trip.com Group Ltd. ADR*	3,571,473
291,775	WuXi AppTec Co., Ltd. Class H(2)	3,617,506

		178,140,132

	Denmark - 1.5%
59,280	Carlsberg A/S Class B	8,846,708
87,224	DSV A/S	10,052,851

		18,899,559

	France - 14.3%
157,847	Airbus SE	23,166,434
987,846	AXA S.A.	27,912,815
139,445	Capgemini SE	17,054,798
1,223,719	Engie S.A.	19,822,192
8,228	Kering S.A.(1)	5,421,549
9,008	LVMH Moet Hennessy Louis Vuitton SE	4,197,310
85,719	Safran S.A.	13,240,095
601,743	Total S.A.	33,391,024
189,483	Vinci S.A.	21,103,395
155,049	Worldline S.A.*(1)(2)	10,991,572

		176,301,184

	Germany - 3.5%
46,849	Allianz SE	11,479,306
883,466	Infineon Technologies AG	19,961,337
126,532	Vonovia SE	6,795,953

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Germany - 3.5% - (continued)
91,636	Zalando SE*(2)	$4,621,215

		42,857,811

	Hong Kong - 1.4%
1,651,445	AIA Group Ltd.	17,369,833

	India - 2.0%
1,080,057	HDFC Bank Ltd.	19,272,046
617,350	ICICI Bank Ltd.	4,681,835

		23,953,881

	Israel - 0.3%
435,816	Teva Pharmaceutical Industries Ltd. ADR*	4,270,997

	Italy - 2.3%
49,905	Ferrari N.V.	8,286,008
1,610,448	Pirelli & C. S.p.A.(2)	9,294,976
697,694	UniCredit S.p.A.	10,198,167

		27,779,151

	Japan - 14.1%
97,825	Daikin Industries Ltd.	13,802,106
75,500	Eisai Co., Ltd.	5,649,359
88,888	FANUC Corp.	16,414,485
10,000	Fast Retailing Co., Ltd.	5,940,738
3,000	Japan Airlines Co., Ltd.	93,408
43,702	Keyence Corp.	15,345,450
639,223	Mitsui Fudosan Co., Ltd. REIT	15,622,557
412,640	Nexon Co., Ltd.*	5,473,786
307,715	Recruit Holdings Co., Ltd.	11,525,566
205,453	Shiseido Co., Ltd.	14,589,212
303,900	SoftBank Group Corp.	13,194,433
471,037	Sony Financial Holdings, Inc.	11,307,177
398,775	Sumitomo Mitsui Financial Group, Inc.	14,728,895
91,387	Sysmex Corp.	6,222,075
309,900	T&D Holdings, Inc.	3,918,904
137,250	Terumo Corp.	4,868,848
253,346	Tokio Marine Holdings, Inc.	14,184,533

		172,881,532

	Netherlands - 2.6%
150,865	AerCap Holdings N.V.*	9,273,671
505,443	ING Groep N.V.	6,076,640
335,704	Koninklijke Philips N.V.	16,410,454

		31,760,765

	Norway - 0.2%
765,178	Norsk Hydro ASA	2,845,398

	Philippines - 0.3%
3,985,870	Ayala Land, Inc.	3,574,967

	Portugal - 0.3%
215,836	Galp Energia SGPS S.A.	3,623,466

	Russia - 0.7%
189,167	Yandex N.V. Class A*	8,226,873

	South Korea - 2.5%
5,411	LG Household & Health Care Ltd.	5,877,707
509,452	Samsung Electronics Co., Ltd.	24,548,884

		30,426,591

	Spain - 4.7%
6,027,582	Banco Santander S.A.	25,272,128
4,373,601	CaixaBank S.A.	13,772,724
363,864	Cellnex Telecom S.A.*(2)	15,695,494
306,150	Iberdrola S.A.	3,155,050

		57,895,396

	Sweden - 1.4%
784,395	Sandvik AB	15,277,940

The accompanying notes are an integral part of these financial statements.

97

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Sweden - 1.4% - (continued)
12,967	Spotify Technology S.A.*	$1,939,215

		17,217,155

	Switzerland - 6.1%
146,849	Alcon, Inc.*	8,317,764
16,902	Lonza Group AG*	6,165,973
297,215	Nestle S.A.	32,178,040
257,760	Novartis AG	24,407,184
30,530	PSP Swiss Property AG	4,215,417

		75,284,378

	Taiwan - 1.5%
297,585	MediaTek, Inc.	4,409,339
1,221,865	Taiwan Semiconductor Manufacturing Co., Ltd.	13,523,387

		17,932,726

	United Kingdom - 14.0%
539,682	Anglo American plc	15,503,938
178,112	AstraZeneca plc	17,827,575
131,825	Berkeley Group Holdings plc	8,484,561
367,360	Compass Group plc	9,206,693
275,149	Derwent London plc REIT	14,614,939
277,038	Diageo plc	11,673,454
184,880	Intertek Group plc	14,326,007
106,571	London Stock Exchange Group plc	10,952,512
1,682,647	National Grid plc	21,028,314
298,670	Rio Tinto plc	17,679,760
169,864	Smith & Nephew plc	4,093,847
1,102,754	Standard Chartered plc	10,391,346
275,504	Unilever N.V.	15,811,360

		171,594,306

	United States - 0.4%
168,101	Bausch Health Cos., Inc.*	5,029,582

	Total Common Stocks (cost $1,047,318,677)	$1,212,226,637

SHORT-TERM INVESTMENTS - 1.4%
	Other Investment Pools & Funds - 0.8%
9,735,878	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class,1.58%(3)	$9,735,878

	Securities Lending Collateral - 0.6%
378,646	Citibank NA DDCA, 1.54%, 1/2/2020(3)	378,646
1,836,079	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.52%(3)	1,836,079
1,692,061	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(3)	1,692,061
846,031	JPMorgan Prime Money Market Fund, 1.69%(3)	846,031
2,256,081	Morgan Stanley Institutional Liquidity Funds, Prime Portfolio, Institutional Class, 1.72%(3)	2,256,081
564,020	State Street Institutional Liquid Reserves Fund, 1.70%(3)	564,020

		7,572,918

	Total Short-Term Investments (cost $17,308,796)	$17,308,796

Total Investments (cost $1,064,627,473)	100.1%	$1,229,535,433
Other Assets and Liabilities	(0.1)%	(850,469)

Total Net Assets	100.0%	$1,228,684,964

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $66,383,368, representing 5.4% of net assets.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

98

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$5,226,388	$5,226,388	$—	$—
Brazil	51,225,159	51,225,159	—	—
Canada	67,909,407	67,909,407	—	—
China	178,140,132	69,323,813	108,816,319	—
Denmark	18,899,559	10,052,851	8,846,708	—
France	176,301,184	—	176,301,184	—
Germany	42,857,811	—	42,857,811	—
Hong Kong	17,369,833	—	17,369,833	—
India	23,953,881	—	23,953,881	—
Israel	4,270,997	4,270,997	—	—
Italy	27,779,151	—	27,779,151	—
Japan	172,881,532	—	172,881,532	—
Netherlands	31,760,765	9,273,671	22,487,094	—
Norway	2,845,398	—	2,845,398	—
Philippines	3,574,967	—	3,574,967	—
Portugal	3,623,466	—	3,623,466	—
Russia	8,226,873	8,226,873	—	—
South Korea	30,426,591	—	30,426,591	—
Spain	57,895,396	—	57,895,396	—
Sweden	17,217,155	1,939,215	15,277,940	—
Switzerland	75,284,378	—	75,284,378	—
Taiwan	17,932,726	—	17,932,726	—
United Kingdom	171,594,306	23,099,500	148,494,806	—
United States	5,029,582	5,029,582	—	—
Short-Term Investments	17,308,796	17,308,796	—	—

Total	$1,229,535,433	$272,886,252	$956,649,181	$—

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

99

Hartford MidCap HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.2%
	Banks - 5.6%
204,778	Cullen/Frost Bankers, Inc.	$20,023,193
32,270	First Citizens BancShares, Inc. Class A	17,174,417
223,150	First Republic Bank	26,208,967
125,767	M&T Bank Corp.	21,348,948
265,358	Prosperity Bancshares, Inc.	19,076,587
148,686	South State Corp.	12,898,510

		116,730,622

	Capital Goods - 10.1%
402,028	Axon Enterprise, Inc.*	29,460,612
577,984	Fastenal Co.	21,356,509
726,279	Gardner Denver Holdings, Inc.*	26,639,914
130,601	HEICO Corp. Class A	11,692,707
206,058	IDEX Corp.	35,441,976
127,815	Lennox International, Inc.	31,183,025
237,094	Lincoln Electric Holdings, Inc.	22,934,103
229,564	PACCAR, Inc.	18,158,512
90,380	Watsco, Inc.	16,281,957

		213,149,315

	Commercial & Professional Services - 5.6%
48,714	Cintas Corp.	13,107,963
32,315	CoStar Group, Inc.*	19,334,065
411,590	Healthcare Services Group, Inc.(1)	10,009,869
479,066	IAA, Inc.*	22,544,846
868,542	KAR Auction Services, Inc.	18,925,530
268,776	TransUnion	23,009,913
112,275	Waste Connections, Inc.	10,193,447

		117,125,633

	Consumer Durables & Apparel - 5.5%
237,711	Carter’s, Inc.	25,991,321
9,472	NVR, Inc.*	36,073,259
210,741	PVH Corp.	22,159,416
666,181	Under Armour, Inc. Class C*	12,777,352
543,019	YETI Holdings, Inc.*	18,886,201

		115,887,549

	Consumer Services - 3.2%
334,928	Choice Hotels International, Inc.	34,641,603
703,661	Service Corp. International	32,389,516

		67,031,119

	Diversified Financials - 2.8%
53,261	Credit Acceptance Corp.*	23,558,938
54,767	FactSet Research Systems, Inc.	14,693,986
190,458	Northern Trust Corp.	20,234,258

		58,487,182

	Energy - 0.4%
659,375	WPX Energy, Inc.*	9,059,813

	Food & Staples Retailing - 0.2%
68,500	Performance Food Group Co.*	3,526,380

	Health Care Equipment & Services - 10.6%
301,694	Encompass Health Corp.	20,898,344
229,489	Hill-Rom Holdings, Inc.	26,053,886
412,508	Integra LifeSciences Holdings Corp.*	24,040,966
167,991	Masimo Corp.*	26,552,658
383,295	NuVasive, Inc.*	29,644,035
135,555	STERIS plc	20,661,293
69,539	Teleflex, Inc.	26,177,261
203,077	Varian Medical Systems, Inc.*	28,838,965
141,744	Veeva Systems, Inc. Class A*	19,937,711

		222,805,119

	Insurance - 4.8%
20,645	Alleghany Corp.*	16,507,122
350,242	Fidelity National Financial, Inc.	15,883,475

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.2% - (continued)
	Insurance - 4.8% - (continued)
29,093	Markel Corp.*	$33,258,245
16,308	White Mountains Insurance Group Ltd.	18,191,737
231,567	WR Berkley Corp.	16,001,280

		99,841,859

	Materials - 2.7%
438,559	Ball Corp.	28,361,610
170,701	Packaging Corp. of America	19,116,805
311,045	Silgan Holdings, Inc.	9,667,279

		57,145,694

	Media & Entertainment - 2.5%
16,022	Cable One, Inc.	23,848,266
423,892	Cargurus, Inc.*	14,912,521
103,059	Roku, Inc.*	13,799,600

		52,560,387

	Pharmaceuticals, Biotechnology & Life Sciences - 8.8%
389,860	Aerie Pharmaceuticals, Inc.*	9,422,916
245,617	Alnylam Pharmaceuticals, Inc.*	28,287,710
119,232	Bio-Techne Corp.	26,172,616
417,598	Ionis Pharmaceuticals, Inc.*	25,227,095
21,308	Mettler-Toledo International, Inc.*	16,903,210
249,999	PRA Health Sciences, Inc.*	27,787,389
84,776	Reata Pharmaceuticals, Inc. Class A*	17,330,758
171,635	Repligen Corp.*	15,876,238
152,044	Seattle Genetics, Inc.*	17,372,547

		184,380,479

	Real Estate - 2.2%
353,856	Douglas Emmett, Inc. REIT	15,534,278
476,310	Equity Commonwealth REIT	15,637,257
704,018	Redfin Corp.*	14,882,941

		46,054,476

	Retailing - 2.5%
202,715	CarMax, Inc.*	17,772,024
352,315	Etsy, Inc.*	15,607,555
177,764	GrubHub, Inc.*(1)	8,646,441
119,066	Wayfair, Inc. Class A*(1)	10,759,994

		52,786,014

	Semiconductors & Semiconductor Equipment - 3.5%
235,347	MKS Instruments, Inc.	25,890,524
142,723	Monolithic Power Systems, Inc.	25,407,548
192,822	Silicon Laboratories, Inc.*	22,363,496

		73,661,568

	Software & Services - 16.5%
220,499	Akamai Technologies, Inc.*	19,046,704
132,875	Aspen Technology, Inc.*	16,068,574
389,785	Black Knight, Inc.*	25,133,337
294,315	Blackbaud, Inc.	23,427,474
97,518	EPAM Systems, Inc.*	20,689,419
82,475	Fair Isaac Corp.*	30,901,733
1,271,647	Genpact Ltd.	53,625,354
234,760	Guidewire Software, Inc.*	25,769,605
272,390	PTC, Inc.*	20,399,287
202,429	Q2 Holdings, Inc.*	16,412,943
934,129	Teradata Corp.*	25,006,633
105,499	VeriSign, Inc.*	20,327,547
238,414	WEX, Inc.*	49,938,197

		346,746,807

	Technology Hardware & Equipment - 8.6%
146,909	CDW Corp.	20,984,482
144,455	Coherent, Inc.*	24,030,089
1,132,448	CommScope Holding Co., Inc.*	16,069,437
170,822	F5 Networks, Inc.*	23,855,292

The accompanying notes are an integral part of these financial statements.

100

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.2% - (continued)
	Technology Hardware & Equipment - 8.6% - (continued)
865,960	II-VI, Inc.*	$29,156,873
130,465	Keysight Technologies, Inc.*	13,389,623
410,159	Lumentum Holdings, Inc.*	32,525,609
501,879	National Instruments Corp.	21,249,557

		181,260,962

	Transportation - 0.9%
48,714	AMERCO	18,307,695

	Utilities - 2.2%
146,563	Black Hills Corp.	11,511,058
293,442	NiSource, Inc.	8,169,425
602,846	UGI Corp.	27,224,526

		46,905,009

	Total Common Stocks (cost $1,514,136,684)	$2,083,453,682

SHORT-TERM INVESTMENTS - 0.7%
	Other Investment Pools & Funds - 0.2%
5,519,305	Fidelity Institutional Government Fund, Institutional Class, 1.49%(2)	$5,519,305

	Securities Lending Collateral - 0.5%
489,248	Citibank NA DDCA, 1.54%, 1/2/2020(2)	489,248
2,372,394	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.52%(2)	2,372,394
2,186,308	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	2,186,308
1,093,154	JPMorgan Prime Money Market Fund, 1.69%(2)	1,093,154
2,915,078	Morgan Stanley Institutional Liquidity Funds, Prime Portfolio, Institutional Class, 1.72%(2)	2,915,078
728,769	State Street Institutional Liquid Reserves Fund, 1.70%(2)	728,769

		9,784,951

	Total Short-Term Investments (cost $15,304,256)	$15,304,256

Total Investments (cost $1,529,440,940)	99.9%	$2,098,757,938
Other Assets and Liabilities	0.1%	1,447,712

Total Net Assets	100.0%	$2,100,205,650

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

101

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$116,730,622	$116,730,622	$—	$—
Capital Goods	213,149,315	213,149,315	—	—
Commercial & Professional Services	117,125,633	117,125,633	—	—
Consumer Durables & Apparel	115,887,549	115,887,549	—	—
Consumer Services	67,031,119	67,031,119	—	—
Diversified Financials	58,487,182	58,487,182	—	—
Energy	9,059,813	9,059,813	—	—
Food & Staples Retailing	3,526,380	3,526,380	—	—
Health Care Equipment & Services	222,805,119	222,805,119	—	—
Insurance	99,841,859	99,841,859	—	—
Materials	57,145,694	57,145,694	—	—
Media & Entertainment	52,560,387	52,560,387	—	—
Pharmaceuticals, Biotechnology & Life Sciences	184,380,479	184,380,479	—	—
Real Estate	46,054,476	46,054,476	—	—
Retailing	52,786,014	52,786,014	—	—
Semiconductors & Semiconductor Equipment	73,661,568	73,661,568	—	—
Software & Services	346,746,807	346,746,807	—	—
Technology Hardware & Equipment	181,260,962	181,260,962	—	—
Transportation	18,307,695	18,307,695	—	—
Utilities	46,905,009	46,905,009	—	—
Short-Term Investments	15,304,256	15,304,256	—	—

Total	$2,098,757,938	$2,098,757,938	$—	$—

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

102

Hartford MidCap Growth HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Banks - 1.5%
13,032	First Republic Bank	$1,530,608

	Capital Goods - 7.0%
3,852	Albany International Corp. Class A	292,444
43,714	BWX Technologies, Inc.	2,713,765
36,041	Hexcel Corp.	2,642,166
15,511	Lincoln Electric Holdings, Inc.	1,500,379

		7,148,754

	Commercial & Professional Services - 6.5%
6,630	Equifax, Inc.	928,995
44,465	IHS Markit Ltd.*	3,350,438
16,956	TransUnion	1,451,603
15,506	TriNet Group, Inc.*	877,795

		6,608,831

	Consumer Durables & Apparel - 2.0%
93,978	Under Armour, Inc. Class A*	2,029,925

	Consumer Services - 13.2%
70,403	Aramark	3,055,490
24,206	Bright Horizons Family Solutions, Inc.*	3,637,920
3,756	Domino’s Pizza, Inc.	1,103,438
95,270	Extended Stay America, Inc.	1,415,712
16,520	Grand Canyon Education, Inc.*	1,582,451
4,589	Hilton Worldwide Holdings, Inc.	508,966
9,098	Vail Resorts, Inc.	2,181,973

		13,485,950

	Diversified Financials - 1.9%
9,570	Hamilton Lane, Inc. Class A	570,372
2,336	MarketAxess Holdings, Inc.	885,601
1,854	MSCI, Inc.	478,666

		1,934,639

	Health Care Equipment & Services - 5.5%
9,217	ABIOMED, Inc.*	1,572,328
32,107	Centene Corp.*	2,018,567
12,508	Penumbra, Inc.*	2,054,689

		5,645,584

	Media & Entertainment - 5.9%
14,740	Electronic Arts, Inc.*	1,584,697
39,368	Liberty Media Corp-Liberty Formula One Class C*	1,809,550
5,155	Roku, Inc.*	690,255
16,042	Take-Two Interactive Software, Inc.*	1,964,022

		6,048,524

	Pharmaceuticals, Biotechnology & Life Sciences - 7.7%
11,278	Bluebird Bio, Inc.*	989,645
11,892	ICON plc*	2,048,159
18,426	Incyte Corp.*	1,608,958
2,782	Mettler-Toledo International, Inc.*	2,206,905
9,192	Seattle Genetics, Inc.*	1,050,278

		7,903,945

	Real Estate - 2.3%
9,723	SBA Communications Corp. REIT	2,343,146

	Retailing - 7.6%
12,250	Burlington Stores, Inc.*	2,793,367
29,114	Etsy, Inc.*	1,289,750
26,470	Expedia Group, Inc.	2,862,466
1,934	O’Reilly Automotive, Inc.*	847,595

		7,793,178

	Semiconductors & Semiconductor Equipment - 7.8%
34,364	Advanced Micro Devices, Inc.*	1,575,933
11,723	First Solar, Inc.*	656,019
11,275	KLA Corp.	2,008,867

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Semiconductors & Semiconductor Equipment - 7.8% - (continued)
6,530	Microchip Technology, Inc.	$683,822
10,373	Monolithic Power Systems, Inc.	1,846,601
17,785	Teradyne, Inc.	1,212,759

		7,984,001

	Software & Services - 24.9%
28,014	Black Knight, Inc.*	1,806,343
21,293	Blackbaud, Inc.	1,694,923
34,104	Ceridian HCM Holding, Inc.*	2,314,980
21,541	DocuSign, Inc.*	1,596,403
23,225	Gartner, Inc.*	3,578,972
12,904	Global Payments, Inc.	2,355,754
24,661	GoDaddy, Inc. Class A*	1,674,975
19,104	Guidewire Software, Inc.*	2,097,046
31,131	Slack Technologies, Inc. Class A*(1)	699,825
12,631	Splunk, Inc.*	1,891,745
59,609	SS&C Technologies Holdings, Inc.	3,659,993
7,045	Tyler Technologies, Inc.*	2,113,641

		25,484,600

	Technology Hardware & Equipment - 3.9%
10,537	CDW Corp.	1,505,105
5,386	Coherent, Inc.*	895,961
42,771	Flex Ltd.*	539,770
12,191	Itron, Inc.*	1,023,435

		3,964,271

	Transportation - 1.3%
11,086	J.B. Hunt Transport Services, Inc.	1,294,623

	Total Common Stocks (cost $83,548,152)	$101,200,579

SHORT-TERM INVESTMENTS - 1.8%
	Other Investment Pools & Funds - 1.1%
1,135,279	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.52%(2)	$1,135,279

	Securities Lending Collateral - 0.7%
34,980	Citibank NA DDCA, 1.54%, 1/2/2020(2)	34,980
169,618	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.52%(2)	169,618
156,314	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	156,314
78,157	JPMorgan Prime Money Market Fund, 1.69%(2)	78,157
208,418	Morgan Stanley Institutional Liquidity Funds, Prime Portfolio, Institutional Class, 1.72%(2)	208,418
52,104	State Street Institutional Liquid Reserves Fund, 1.70%(2)	52,104

		699,591

	Total Short-Term Investments (cost $1,834,870)	$1,834,870

Total Investments (cost $85,383,022)	100.8%	$103,035,449
Other Assets and Liabilities	(0.8)%	(771,173)

Total Net Assets	100.0%	$102,264,276

The accompanying notes are an integral part of these financial statements.

103

Hartford MidCap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.
*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$1,530,608	$1,530,608	$—	$—
Capital Goods	7,148,754	7,148,754	—	—
Commercial & Professional Services	6,608,831	6,608,831	—	—
Consumer Durables & Apparel	2,029,925	2,029,925	—	—
Consumer Services	13,485,950	13,485,950	—	—
Diversified Financials	1,934,639	1,934,639	—	—
Health Care Equipment & Services	5,645,584	5,645,584	—	—
Media & Entertainment	6,048,524	6,048,524	—	—
Pharmaceuticals, Biotechnology & Life Sciences	7,903,945	7,903,945	—	—
Real Estate	2,343,146	2,343,146	—	—
Retailing	7,793,178	7,793,178	—	—
Semiconductors & Semiconductor Equipment	7,984,001	7,984,001	—	—
Software & Services	25,484,600	25,484,600	—	—
Technology Hardware & Equipment	3,964,271	3,964,271	—	—
Transportation	1,294,623	1,294,623	—	—
Short-Term Investments	1,834,870	1,834,870	—	—

Total	$103,035,449	$103,035,449	$—	$—

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

104

Hartford MidCap Value HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7%
	Banks - 9.5%
54,924	Comerica, Inc.	$3,940,797
38,944	IBERIABANK Corp.	2,914,180
30,609	M&T Bank Corp.	5,195,878
185,860	Sterling Bancorp	3,917,929
113,302	Synovus Financial Corp.	4,441,438
77,557	Western Alliance Bancorp	4,420,749
105,185	Zions Bancorp NA	5,461,205

		30,292,176

	Capital Goods - 10.5%
70,439	Colfax Corp.*	2,562,571
38,934	EnerSys	2,913,431
77,629	Fortune Brands Home & Security, Inc.	5,072,279
138,191	Gardner Denver Holdings, Inc.*	5,068,846
131,195	JELD-WEN Holding, Inc.*	3,071,275
26,176	L3Harris Technologies, Inc.	5,179,445
37,847	Moog, Inc. Class A	3,229,485
52,904	Sensata Technologies Holding plc*	2,849,938
46,625	Wabtec Corp.	3,627,425

		33,574,695

	Commercial & Professional Services - 1.4%
52,737	Clean Harbors, Inc.*	4,522,198

	Consumer Durables & Apparel - 2.4%
65,575	Lennar Corp. Class A	3,658,429
95,639	Steven Madden Ltd.	4,113,434

		7,771,863

	Consumer Services - 2.5%
48,988	Norwegian Cruise Line Holdings Ltd.*	2,861,389
82,684	Wyndham Hotels & Resorts, Inc.	5,193,382

		8,054,771

	Diversified Financials - 1.1%
397,526	SLM Corp.	3,541,957

	Energy - 6.1%
92,566	Delek U.S. Holdings, Inc.	3,103,738
60,155	Diamondback Energy, Inc.	5,585,993
622,239	Encana Corp.	2,918,301
239,302	Noble Energy, Inc.	5,944,262
83,108	Viper Energy Partners L.P.	2,049,443

		19,601,737

	Food & Staples Retailing - 1.4%
105,422	US Foods Holding Corp.*	4,416,128

	Food, Beverage & Tobacco - 0.9%
25,993	Post Holdings, Inc.*	2,835,836

	Health Care Equipment & Services - 7.4%
70,787	Acadia Healthcare Co., Inc.*	2,351,544
89,799	Centene Corp.*	5,645,663
68,938	Encompass Health Corp.	4,775,335
39,476	Hill-Rom Holdings, Inc.	4,481,710
9,431	STERIS plc	1,437,473
33,023	Zimmer Biomet Holdings, Inc.	4,942,883

		23,634,608

	Insurance - 9.5%
52,439	Arthur J Gallagher & Co.	4,993,766
38,231	Assurant, Inc.	5,011,319
251,886	CNO Financial Group, Inc.	4,566,693
32,403	Hanover Insurance Group, Inc.	4,428,518
57,075	Kemper Corp.	4,423,313
211,808	Lancashire Holdings Ltd.	2,157,774
30,292	Reinsurance Group of America, Inc.	4,939,414

		30,520,797

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Materials - 8.9%
95,084	Buzzi Unicem S.p.A.	$2,396,772
70,077	Cabot Corp.	3,330,059
64,009	Carpenter Technology Corp.	3,186,368
49,474	Celanese Corp.	6,091,239
58,578	Crown Holdings, Inc.*	4,249,248
58,600	FMC Corp.	5,849,452
29,767	Reliance Steel & Aluminum Co.	3,564,896

		28,668,034

	Media & Entertainment - 2.9%
103,772	Cinemark Holdings, Inc.	3,512,682
31,227	Electronic Arts, Inc.*	3,357,215
149,783	TEGNA, Inc.	2,499,878

		9,369,775

	Real Estate - 11.5%
28,931	Boston Properties, Inc. REIT	3,988,428
149,566	Brixmor Property Group, Inc. REIT	3,232,121
137,800	Corporate Office Properties Trust REIT	4,048,564
85,667	First Industrial Realty Trust, Inc. REIT	3,556,037
111,239	Gaming and Leisure Properties, Inc. REIT	4,788,839
101,388	Highwoods Properties, Inc. REIT	4,958,887
36,875	Life Storage, Inc. REIT	3,992,825
76,711	Park Hotels & Resorts, Inc. REIT	1,984,514
177,354	Physicians Realty Trust REIT	3,359,085
83,164	STORE Capital Corp. REIT	3,097,027

		37,006,327

	Retailing - 1.8%
30,453	Dollar Tree, Inc.*	2,864,105
27,860	Expedia Group, Inc.	3,012,780

		5,876,885

	Semiconductors & Semiconductor Equipment - 3.8%
17,064	KLA Corp.	3,040,293
13,129	Lam Research Corp.	3,838,919
34,672	MKS Instruments, Inc.	3,814,267
31,330	Silicon Motion Technology Corp. ADR	1,588,744

		12,282,223

	Software & Services - 3.4%
57,089	Amdocs Ltd.	4,121,255
41,813	Leidos Holdings, Inc.	4,093,074
45,475	SS&C Technologies Holdings, Inc.	2,792,165

		11,006,494

	Technology Hardware & Equipment - 5.9%
27,758	Arrow Electronics, Inc.*	2,352,213
21,153	Coherent, Inc.*	3,518,802
33,930	Itron, Inc.*	2,848,423
69,449	Lumentum Holdings, Inc.*	5,507,306
71,249	Western Digital Corp.	4,522,174

		18,748,918

	Telecommunication Services - 1.0%
67,978	Millicom International Cellular S.A.(1)	3,264,568

	Transportation - 1.0%
160,749	JetBlue Airways Corp.*	3,009,221

	Utilities - 5.8%
92,582	Alliant Energy Corp.	5,066,087
43,857	Evergy, Inc.	2,854,652
35,485	Sempra Energy	5,375,268
117,739	UGI Corp.	5,317,093

		18,613,100

	Total Common Stocks (cost $260,175,619)	$316,612,311

The accompanying notes are an integral part of these financial statements.

105

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 1.2%
3,758,482	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.52%(2)	$3,758,482

	Securities Lending Collateral - 1.0%
170,096	Citibank NA DDCA, 1.54%, 1/2/2020(2)	170,096
824,805	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.52%(2)	824,805
760,109	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	760,109
380,055	JPMorgan Prime Money Market Fund, 1.69%(2)	380,055
1,013,479	Morgan Stanley Institutional Liquidity Funds, Prime Portfolio, Institutional Class, 1.72%(2)	1,013,479
253,370	State Street Institutional Liquid Reserves Fund, 1.70%(2)	253,370

		3,401,914

	Total Short-Term Investments (cost $7,160,396)	$7,160,396

Total Investments (cost $267,336,015)	100.9%	$323,772,707
Other Assets and Liabilities	(0.9)%	(2,943,015)

Total Net Assets	100.0%	$320,829,692

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$30,292,176	$30,292,176	$—	$—
Capital Goods	33,574,695	33,574,695	—	—
Commercial & Professional Services	4,522,198	4,522,198	—	—
Consumer Durables & Apparel	7,771,863	7,771,863	—	—
Consumer Services	8,054,771	8,054,771	—	—
Diversified Financials	3,541,957	3,541,957	—	—
Energy	19,601,737	19,601,737	—	—
Food & Staples Retailing	4,416,128	4,416,128	—	—
Food, Beverage & Tobacco	2,835,836	2,835,836	—	—
Health Care Equipment & Services	23,634,608	23,634,608	—	—
Insurance	30,520,797	28,363,023	2,157,774	—
Materials	28,668,034	26,271,262	2,396,772	—
Media & Entertainment	9,369,775	9,369,775	—	—
Real Estate	37,006,327	37,006,327	—	—
Retailing	5,876,885	5,876,885	—	—
Semiconductors & Semiconductor Equipment	12,282,223	12,282,223	—	—
Software & Services	11,006,494	11,006,494	—	—
Technology Hardware & Equipment	18,748,918	18,748,918	—	—
Telecommunication Services	3,264,568	—	3,264,568	—
Transportation	3,009,221	3,009,221	—	—
Utilities	18,613,100	18,613,100	—	—
Short-Term Investments	7,160,396	7,160,396	—	—

Total	$323,772,707	$315,953,593	$7,819,114	$—

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

106

Hartford Small Cap Growth HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3%
	Automobiles & Components - 1.2%
140,026	Thor Industries, Inc.	$10,402,531
66,132	Visteon Corp.*	5,726,370

		16,128,901

	Banks - 4.2%
224,328	First Busey Corp.	6,169,020
269,394	First Hawaiian, Inc.	7,772,017
849,199	MGIC Investment Corp.	12,033,150
235,637	Seacoast Banking Corp. of Florida*	7,203,423
442,831	Sterling Bancorp	9,334,877
200,125	Triumph Bancorp, Inc.*	7,608,753
94,427	Western Alliance Bancorp	5,382,339

		55,503,579

	Capital Goods - 12.9%
264,627	Aerojet Rocketdyne Holdings, Inc.*	12,082,869
275,085	Altra Industrial Motion Corp.	9,960,828
71,402	American Woodmark Corp.*	7,462,223
195,309	Applied Industrial Technologies, Inc.	13,025,157
68,994	Armstrong World Industries, Inc.	6,483,366
116,940	Axon Enterprise, Inc.*	8,569,363
133,290	AZZ, Inc.	6,124,675
76,045	Curtiss-Wright Corp.	10,713,980
138,094	EnerSys	10,333,574
142,601	Generac Holdings, Inc.*	14,344,235
178,712	ITT, Inc.	13,208,604
137,552	John Bean Technologies Corp.	15,496,608
103,300	Mercury Systems, Inc.*	7,139,063
195,181	Patrick Industries, Inc.	10,233,340
294,573	Rexnord Corp.*	9,608,971
194,818	SPX Corp.*	9,912,340
153,810	SPX FLOW, Inc.*	7,516,695

		172,215,891

	Commercial & Professional Services - 5.3%
221,133	ASGN, Inc.*	15,693,809
129,092	Clean Harbors, Inc.*	11,069,639
182,081	Exponent, Inc.	12,565,410
90,273	Huron Consulting Group, Inc.*	6,203,561
112,451	Insperity, Inc.	9,675,284
91,574	MSA Safety, Inc.	11,571,291
50,623	Viad Corp.	3,417,052

		70,196,046

	Consumer Durables & Apparel - 6.2%
651,050	American Outdoor Brands Corp.*	6,041,744
82,873	Carter’s, Inc.	9,061,334
146,317	Oxford Industries, Inc.	11,035,228
385,563	Steven Madden Ltd.	16,583,065
142,625	TopBuild Corp.*	14,701,785
439,956	Wolverine World Wide, Inc.	14,844,115
287,017	YETI Holdings, Inc.*	9,982,451

		82,249,722

	Consumer Services - 2.2%
94,792	Dunkin’ Brands Group, Inc.	7,160,588
89,765	Marriott Vacations Worldwide Corp.	11,558,141
122,753	Wingstop, Inc.	10,584,991

		29,303,720

	Diversified Financials - 2.3%
258,472	Blucora, Inc.*	6,756,458
108,969	Evercore, Inc. Class A	8,146,523
177,422	OneMain Holdings, Inc.	7,478,337
973,009	SLM Corp.	8,669,510

		31,050,828

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Energy - 0.6%
878,728	Kosmos Energy Ltd.	$5,008,750
133,450	PDC Energy, Inc.*	3,492,386

		8,501,136

	Food & Staples Retailing - 1.5%
28,014	Casey’s General Stores, Inc.	4,453,946
313,787	Performance Food Group Co.*	16,153,755

		20,607,701

	Food, Beverage & Tobacco - 2.1%
224,588	B&G Foods, Inc.(1)	4,026,863
159,560	Freshpet, Inc.*	9,428,400
717,456	Hostess Brands, Inc.*	10,431,810
41,226	Post Holdings, Inc.*	4,497,757

		28,384,830

	Health Care Equipment & Services - 12.1%
68,162	Addus HomeCare Corp.*	6,626,710
240,697	AtriCure, Inc.*	7,825,059
167,526	Cardiovascular Systems, Inc.*	8,140,088
245,064	Globus Medical, Inc. Class A*	14,429,368
108,822	Haemonetics Corp.*	12,503,648
365,056	HMS Holdings Corp.*	10,805,658
15,642	ICU Medical, Inc.*	2,926,931
130,616	Integer Holdings Corp.*	10,505,445
164,130	Integra LifeSciences Holdings Corp.*	9,565,496
70,766	iRhythm Technologies, Inc.*	4,818,457
79,559	LHC Group, Inc.*	10,960,048
75,294	NuVasive, Inc.*	5,823,238
201,083	Omnicell, Inc.*	16,432,503
372,262	OraSure Technologies, Inc.*	2,989,264
72,851	Providence Service Corp.*	4,311,322
814,162	R1 RCM, Inc.*	10,567,823
139,189	Tandem Diabetes Care, Inc.*	8,297,056
111,439	Teladoc Health, Inc.*(1)	9,329,673
41,405	U.S. Physical Therapy, Inc.	4,734,662

		161,592,449

	Household & Personal Products - 0.4%
258,873	BellRing Brands, Inc. Class A*	5,511,406

	Insurance - 1.4%
243,148	James River Group Holdings Ltd.	10,020,129
106,462	Kemper Corp.	8,250,805

		18,270,934

	Materials - 3.6%
214,106	Boise Cascade Co.	7,821,292
588,385	Graphic Packaging Holding Co.	9,796,610
114,473	Ingevity Corp.*	10,002,651
615,658	Livent Corp.*	5,263,876
224,106	Louisiana-Pacific Corp.	6,649,225
242,681	PolyOne Corp.	8,928,234

		48,461,888

	Media & Entertainment - 0.9%
113,307	Cardlytics, Inc.*	7,122,478
152,891	Cargurus, Inc.*	5,378,705

		12,501,183

	Pharmaceuticals, Biotechnology & Life Sciences - 16.9%
227,314	Abeona Therapeutics, Inc.*(1)	743,317
118,256	ACADIA Pharmaceuticals, Inc.*	5,058,992
135,087	Acceleron Pharma, Inc.*	7,162,313
145,720	Aerie Pharmaceuticals, Inc.*	3,522,052
172,818	Aimmune Therapeutics, Inc.*	5,784,218
67,841	Allakos, Inc.*(1)	6,469,318
280,863	Apellis Pharmaceuticals, Inc.*	8,600,025

The accompanying notes are an integral part of these financial statements.

107

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 16.9% - (continued)
186,620	Arena Pharmaceuticals, Inc.*	$8,476,280
120,621	Biohaven Pharmaceutical Holding Co., Ltd.*	6,566,607
133,662	Blueprint Medicines Corp.*	10,707,663
113,343	Catalent, Inc.*	6,381,211
110,394	Constellation Pharmaceuticals, Inc.*	5,200,661
132,463	G1 Therapeutics, Inc.*	3,500,997
109,015	Global Blood Therapeutics, Inc.*	8,665,602
356,351	Heron Therapeutics, Inc.*	8,374,249
72,576	Intercept Pharmaceuticals, Inc.*(1)	8,993,618
183,319	Intersect ENT, Inc.*	4,564,643
298,588	Iovance Biotherapeutics, Inc.*	8,264,916
112,700	Karyopharm Therapeutics, Inc.*	2,160,459
125,992	Kodiak Sciences, Inc.*	9,065,124
45,147	Ligand Pharmaceuticals, Inc.*(1)	4,708,381
42,005	Madrigal Pharmaceuticals, Inc.*	3,827,076
54,498	Mirati Therapeutics, Inc.*	7,022,612
149,805	MyoKardia, Inc.*	10,918,537
195,545	NanoString Technologies, Inc.*	5,440,062
158,430	Portola Pharmaceuticals, Inc.*	3,783,308
156,611	Principia Biopharma, Inc.*	8,579,151
183,345	Radius Health, Inc.*	3,696,235
35,985	Reata Pharmaceuticals, Inc. Class A*	7,356,414
97,714	REGENXBIO, Inc.*	4,003,343
52,562	Repligen Corp.*	4,861,985
267,912	Revance Therapeutics, Inc.*	4,348,212
228,667	Rhythm Pharmaceuticals, Inc.*	5,250,194
293,872	Spectrum Pharmaceuticals, Inc.*	1,069,694
142,704	Syneos Health, Inc.*	8,487,320
129,332	Theravance Biopharma, Inc.*	3,348,405
150,256	Ultragenyx Pharmaceutical, Inc.*	6,417,434
139,375	Y-mAbs Therapeutics, Inc.*	4,355,469

		225,736,097

	Real Estate - 2.9%
298,772	Columbia Property Trust, Inc. REIT	6,247,323
61,454	Coresite Realty Corp. REIT	6,890,222
227,697	Corporate Office Properties Trust REIT	6,689,738
153,758	Independence Realty Trust, Inc. REIT	2,164,913
241,305	Pebblebrook Hotel Trust REIT	6,469,387
62,237	PS Business Parks, Inc. REIT	10,261,014

		38,722,597

	Retailing - 3.9%
567,606	American Eagle Outfitters, Inc.	8,343,808
446,784	Caleres, Inc.	10,611,120
130,217	Core-Mark Holding Co., Inc.	3,540,600
179,777	Floor & Decor Holdings, Inc. Class A*	9,134,469
186,693	Foot Locker, Inc.	7,279,160
165,604	Nordstrom, Inc.	6,778,172
221,133	Urban Outfitters, Inc.*	6,140,864

		51,828,193

	Semiconductors & Semiconductor Equipment - 3.0%
398,583	Cohu, Inc.	9,107,622
236,342	Entegris, Inc.	11,838,371
514,699	FormFactor, Inc.*	13,366,733
140,156	Onto Innovation, Inc.*	5,121,300

		39,434,026

	Software & Services - 10.7%
297,052	8x8, Inc.*	5,436,052
153,196	Blackbaud, Inc.	12,194,402
42,363	CACI International, Inc. Class A*	10,590,326
119,240	Everbridge, Inc.*	9,310,259
261,816	Five9, Inc.*	17,169,893
181,715	ForeScout Technologies, Inc.*	5,960,252
92,408	Instructure, Inc.*	4,454,990
136,923	LiveRamp Holdings, Inc.*	6,581,889

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Software & Services - 10.7% - (continued)
82,458	Paylocity Holding Corp.*	$9,962,575
102,655	Pegasystems, Inc.	8,176,471
127,312	PROS Holdings, Inc.*	7,628,535
90,546	Q2 Holdings, Inc.*	7,341,470
146,070	Rapid7, Inc.*	8,182,841
214,202	SailPoint Technologies Holding, Inc.*	5,055,167
201,157	Science Applications International Corp.	17,504,682
430,812	SVMK, Inc.*	7,698,610

		143,248,414

	Technology Hardware & Equipment - 3.3%
251,294	CTS Corp.	7,541,333
162,803	Itron, Inc.*	13,667,312
145,235	Lumentum Holdings, Inc.*	11,517,136
320,692	Pure Storage, Inc. Class A*	5,487,040
51,303	Rogers Corp.*	6,399,023

		44,611,844

	Telecommunication Services - 0.3%
16,132	Bandwidth, Inc. Class A*	1,033,255
605,081	ORBCOMM, Inc.*	2,547,391

		3,580,646

	Transportation - 0.4%
246,116	Marten Transport Ltd.	5,289,033

	Total Common Stocks (cost $1,052,940,242)	$1,312,931,064

SHORT-TERM INVESTMENTS - 1.3%
	Other Investment Pools & Funds - 0.4%
4,552,239	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.52%(2)	$4,552,239

	Securities Lending Collateral - 0.9%
616,115	Citibank NA DDCA, 1.54%, 1/2/2020(2)	616,115
2,987,584	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.52%(2)	2,987,584
2,753,244	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	2,753,244
1,376,622	JPMorgan Prime Money Market Fund, 1.69%(2)	1,376,622
3,670,992	Morgan Stanley Institutional Liquidity Funds, Prime Portfolio, Institutional Class, 1.72%(2)	3,670,992
917,748	State Street Institutional Liquid Reserves Fund, 1.70%(2)	917,748

		12,322,305

	Total Short-Term Investments (cost $16,874,544)	$16,874,544

Total Investments (cost $1,069,814,786)	99.6%	$1,329,805,608
Other Assets and Liabilities	0.4%	5,314,304

Total Net Assets	100.0%	$1,335,119,912

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.

108

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2019

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$16,128,901	$16,128,901	$—	$—
Banks	55,503,579	55,503,579	—	—
Capital Goods	172,215,891	172,215,891	—	—
Commercial & Professional Services	70,196,046	70,196,046	—	—
Consumer Durables & Apparel	82,249,722	82,249,722	—	—
Consumer Services	29,303,720	29,303,720	—	—
Diversified Financials	31,050,828	31,050,828	—	—
Energy	8,501,136	8,501,136	—	—
Food & Staples Retailing	20,607,701	20,607,701	—	—
Food, Beverage & Tobacco	28,384,830	28,384,830	—	—
Health Care Equipment & Services	161,592,449	161,592,449	—	—
Household & Personal Products	5,511,406	5,511,406	—	—
Insurance	18,270,934	18,270,934	—	—
Materials	48,461,888	48,461,888	—	—
Media & Entertainment	12,501,183	12,501,183	—	—
Pharmaceuticals, Biotechnology & Life Sciences	225,736,097	225,736,097	—	—
Real Estate	38,722,597	38,722,597	—	—
Retailing	51,828,193	51,828,193	—	—
Semiconductors & Semiconductor Equipment	39,434,026	39,434,026	—	—
Software & Services	143,248,414	143,248,414	—	—
Technology Hardware & Equipment	44,611,844	44,611,844	—	—
Telecommunication Services	3,580,646	3,580,646	—	—
Transportation	5,289,033	5,289,033	—	—
Short-Term Investments	16,874,544	16,874,544	—	—

Total	$1,329,805,608	$1,329,805,608	$—	$—

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

109

Hartford Small Company HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7%
	Banks - 4.7%
108,150	Ameris Bancorp	$4,600,701
136,401	Atlantic Union Bankshares Corp.	5,121,858
209,061	BancorpSouth Bank	6,566,606
333,125	MGIC Investment Corp.	4,720,381
407,419	Sterling Bancorp	8,588,392

		29,597,938

	Capital Goods - 12.0%
222,796	Advanced Drainage Systems, Inc.	8,653,397
106,620	Aerojet Rocketdyne Holdings, Inc.*	4,868,269
37,538	Applied Industrial Technologies, Inc.	2,503,409
138,432	Argan, Inc.	5,556,661
57,075	Axon Enterprise, Inc.*	4,182,456
89,954	Chart Industries, Inc.*	6,070,995
57,874	Curtiss-Wright Corp.	8,153,868
84,605	EnerSys	6,330,992
160,597	ITT, Inc.	11,869,724
380,229	Rexnord Corp.*	12,403,070
89,055	Rush Enterprises, Inc. Class A	4,141,058

		74,733,899

	Commercial & Professional Services - 3.7%
78,451	Brink’s Co.	7,113,937
102,515	McGrath Rent Corp.	7,846,498
141,924	TriNet Group, Inc.*	8,034,317

		22,994,752

	Consumer Durables & Apparel - 9.0%
165,128	Acushnet Holdings Corp.	5,366,660
213,116	BRP, Inc.	9,709,247
81,834	Carter’s, Inc.	8,947,730
34,189	Cavco Industries, Inc.*	6,679,847
149,880	Peloton Interactive, Inc. Class A*	4,256,592
309,022	Skyline Champion Corp.*	9,795,997
267,365	Under Armour, Inc. Class C*	5,128,061
181,748	YETI Holdings, Inc.*	6,321,195

		56,205,329

	Consumer Services - 7.0%
155,980	Cheesecake Factory, Inc.(1)	6,061,383
197,625	Chegg, Inc.*	7,491,964
909,759	DraftKings, Inc.*(2)(3)(4)	3,113,195
35,478	Grand Canyon Education, Inc.*	3,398,438
99,493	Marriott Vacations Worldwide Corp.	12,810,719
144,764	Planet Fitness, Inc. Class A*	10,810,975

		43,686,674

	Diversified Financials - 1.4%
122,606	Ares Management Corp. Class A	4,375,808
125,835	PRA Group, Inc.*	4,567,811

		8,943,619

	Energy - 0.5%
138,732	Viper Energy Partners L.P.	3,421,131

	Food & Staples Retailing - 1.3%
163,013	Performance Food Group Co.*	8,391,909

	Food, Beverage & Tobacco - 0.7%
191,283	Nomad Foods Ltd.*	4,279,001

	Health Care Equipment & Services - 12.4%
55,793	Amedisys, Inc.*	9,312,968
117,836	Globus Medical, Inc. Class A*	6,938,184
81,498	Haemonetics Corp.*	9,364,120
77,880	Hill-Rom Holdings, Inc.	8,841,716
184,858	HMS Holdings Corp.*	5,471,797
57,735	Insulet Corp.*	9,884,232
30,501	Novocure Ltd.*	2,570,319
166,000	Omnicell, Inc.*	13,565,520

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	Health Care Equipment & Services - 12.4% - (continued)
154,437	Tandem Diabetes Care, Inc.*	$9,205,990
26,031	Teladoc Health, Inc.*	2,179,315

		77,334,161

	Insurance - 0.8%
115,765	James River Group Holdings Ltd.	4,770,676

	Materials - 3.2%
150,808	Carpenter Technology Corp.	7,507,222
89,292	Ingevity Corp.*	7,802,335
152,888	Louisiana-Pacific Corp.	4,536,187

		19,845,744

	Media & Entertainment - 0.7%
70,211	Cardlytics, Inc.*	4,413,463

	Pharmaceuticals, Biotechnology & Life Sciences - 17.0%
69,830	ACADIA Pharmaceuticals, Inc.*	2,987,327
63,382	Acceleron Pharma, Inc.*	3,360,514
103,345	Aerie Pharmaceuticals, Inc.*	2,497,849
408,085	Amicus Therapeutics, Inc.*	3,974,748
114,315	Apellis Pharmaceuticals, Inc.*	3,500,325
110,444	Arena Pharmaceuticals, Inc.*	5,016,366
24,876	Ascendis Pharma AS ADR*	3,460,749
66,353	Blueprint Medicines Corp.*	5,315,539
69,110	Forty Seven, Inc.*	2,720,861
100,335	G1 Therapeutics, Inc.*	2,651,854
37,181	Galapagos N.V. ADR*(1)	7,690,146
43,829	Global Blood Therapeutics, Inc.*	3,483,967
152,515	Heron Therapeutics, Inc.*	3,584,102
241,180	Iovance Biotherapeutics, Inc.*	6,675,862
178,654	Karyopharm Therapeutics, Inc.*	3,424,797
33,842	Kodiak Sciences, Inc.*	2,434,932
90,524	MyoKardia, Inc.*	6,597,842
216,206	Orchard Therapeutics plc*	2,972,833
66,564	PRA Health Sciences, Inc.*	7,398,589
82,967	Principia Biopharma, Inc.*	4,544,932
65,293	PTC Therapeutics, Inc.*	3,136,023
18,899	Reata Pharmaceuticals, Inc. Class A*	3,863,523
204,564	Revance Therapeutics, Inc.*	3,320,074
132,252	Rhythm Pharmaceuticals, Inc.*	3,036,506
36,665	Sage Therapeutics, Inc.*	2,646,846
220,082	Sangamo Therapeutics, Inc.*	1,842,086
129,248	Y-mAbs Therapeutics, Inc.*	4,039,000

		106,178,192

	Real Estate - 2.5%
166,167	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	5,347,254
93,147	NexPoint Residential Trust, Inc. REIT	4,191,615
277,012	Xenia Hotels & Resorts, Inc. REIT	5,986,229

		15,525,098

	Retailing - 3.4%
5,016,400	Allstar Co.*(2)(3)(4)	2,006,560
50,257	Five Below, Inc.*	6,425,860
136,215	Floor & Decor Holdings, Inc. Class A*	6,921,084
48,785	Ollie’s Bargain Outlet Holdings, Inc.*	3,186,148
43,094	Tory Burch LLC*(2)(3)(4)	2,796,803

		21,336,455

	Semiconductors & Semiconductor Equipment - 2.9%
116,397	Entegris, Inc.	5,830,326
499,441	Tower Semiconductor Ltd.*	12,016,550

		17,846,876

	Software & Services - 10.5%
92,001	Endava plc ADR*	4,287,247
16,745	EPAM Systems, Inc.*	3,552,619

The accompanying notes are an integral part of these financial statements.

110

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	Software & Services - 10.5% - (continued)
10,080	Fair Isaac Corp.*	$3,776,774
91,811	Five9, Inc.*	6,020,965
57,997	Guidewire Software, Inc.*	6,366,331
31,993	HubSpot, Inc.*	5,070,891
149,774	LiveRamp Holdings, Inc.*	7,199,636
234,080	Mimecast Ltd.*	10,154,390
69,843	PROS Holdings, Inc.*	4,184,993
142,795	Rapid7, Inc.*	7,999,376
80,054	Science Applications International Corp.	6,966,299

		65,579,521

	Technology Hardware & Equipment - 2.7%
55,817	Lumentum Holdings, Inc.*	4,426,288
51,408	Novanta, Inc.*	4,546,524
30,519	Zebra Technologies Corp. Class A*	7,795,773

		16,768,585

	Telecommunication Services - 0.6%
55,590	Bandwidth, Inc. Class A*	3,560,540

	Transportation - 0.7%
46,063	Saia, Inc.*	4,289,387

	Total Common Stocks (cost $500,797,895)	$609,702,950

CONVERTIBLE PREFERRED STOCKS - 1.1%
	Retailing - 0.5%
74,004	Honest Co., Inc. Series E*(2)(3)(4)	$2,884,676

	Software & Services - 0.6%
410,300	MarkLogic Corp. Series F*(2)(3)(4)	$3,926,571

	Total Convertible Preferred Stocks (cost $8,151,359)	$6,811,247

ESCROWS - 0.0%(5)
	Software & Services - 0.0%
157,023	Veracode, Inc.*(2)(3)(4)	$85,420

	Total Escrows (cost $— )	$85,420

	Total Long-Term Investments (cost $508,949,254)	$616,599,617

SHORT-TERM INVESTMENTS - 2.8%
	Other Investment Pools & Funds - 1.4%
9,017,284	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class,1.58%(6)	$9,017,284

	Securities Lending Collateral - 1.4%
430,451	Citibank NA DDCA, 1.54%, 1/2/2020(6)	430,451
2,087,286	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.52%(6)	2,087,286
1,923,564	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(6)	1,923,564
961,782	JPMorgan Prime Money Market Fund, 1.69%(6)	961,782
2,564,751	Morgan Stanley Institutional Liquidity Funds, Prime Portfolio, Institutional Class, 1.72%(6)	2,564,751

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 2.8% - (continued)
	Securities Lending Collateral - 1.4% - (continued)
641,188	State Street Institutional Liquid Reserves Fund, 1.70%(6)	$641,188

		8,609,022

	Total Short-Term Investments (cost $17,626,306)	$17,626,306

Total Investments (cost $526,575,560)	101.6%	$634,225,923
Other Assets and Liabilities	(1.6)%	(9,892,769)

Total Net Assets	100.0%	$624,333,154

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Investment valued using significant unobservable inputs.

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2019, the aggregate fair value of these securities was $14,813,225, which represented 2.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $14,813,225 or 2.4% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	5,016,400	$2,182,229	$2,006,560
07/2015	DraftKings, Inc.	909,759	3,430,143	3,113,195
08/2015	Honest Co., Inc. Series E Convertible Preferred	74,004	3,386,053	2,884,676
04/2015	MarkLogic Corp. Series F Convertible Preferred	410,300	4,765,306	3,926,571
11/2013	Tory Burch LLC	43,094	3,377,559	2,796,803
04/2017	Veracode, Inc.	157,023	—	85,420

			$17,141,290	$14,813,225

(5)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(6)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

111

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$29,597,938	$29,597,938	$—	$—
Capital Goods	74,733,899	74,733,899	—	—
Commercial & Professional Services	22,994,752	22,994,752	—	—
Consumer Durables & Apparel	56,205,329	56,205,329	—	—
Consumer Services	43,686,674	40,573,479	—	3,113,195
Diversified Financials	8,943,619	8,943,619	—	—
Energy	3,421,131	3,421,131	—	—
Food & Staples Retailing	8,391,909	8,391,909	—	—
Food, Beverage & Tobacco	4,279,001	4,279,001	—	—
Health Care Equipment & Services	77,334,161	77,334,161	—	—
Insurance	4,770,676	4,770,676	—	—
Materials	19,845,744	19,845,744	—	—
Media & Entertainment	4,413,463	4,413,463	—	—
Pharmaceuticals, Biotechnology & Life Sciences	106,178,192	106,178,192	—	—
Real Estate	15,525,098	15,525,098	—	—
Retailing	21,336,455	16,533,092	—	4,803,363
Semiconductors & Semiconductor Equipment	17,846,876	17,846,876	—	—
Software & Services	65,579,521	65,579,521	—	—
Technology Hardware & Equipment	16,768,585	16,768,585	—	—
Telecommunication Services	3,560,540	3,560,540	—	—
Transportation	4,289,387	4,289,387	—	—
Convertible Preferred Stocks	6,811,247	—	—	6,811,247
Escrows	85,420	—	—	85,420
Short-Term Investments	17,626,306	17,626,306	—	—

Total	$634,225,923	$619,412,698	$—	$14,813,225

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

The following is a roll-forward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2019:

	Common Stocks	Convertable Preferred Stocks	Escrows	Total
Beginning balance	$5,772,836	$6,821,907	$178,845	$12,773,588
Purchases	—	—	—	—
Sales	—	—	(103,805)	(103,805)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	—	103,805	103,805
Net change in unrealized appreciation/depreciation	2,143,722	(10,660)	(93,425)	2,039,637
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Ending balance	$7,916,558	$6,811,247	$85,420	$14,813,225

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at December 31, 2019 was $2,133,062.

The accompanying notes are an integral part of these financial statements.

112

Hartford Stock HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Banks - 2.5%
232,544	PNC Financial Services Group, Inc.	$37,120,999

	Capital Goods - 13.0%
108,733	3M Co.	19,182,676
132,233	Deere & Co.	22,910,690
214,945	General Dynamics Corp.	37,905,551
174,353	Honeywell International, Inc.	30,860,481
74,790	Lockheed Martin Corp.	29,121,730
69,120	Northrop Grumman Corp.	23,775,206
213,462	United Technologies Corp.	31,968,069

		195,724,403

	Consumer Durables & Apparel - 4.5%
470,114	NIKE, Inc. Class B	47,627,249
209,411	VF Corp.	20,869,900

		68,497,149

	Consumer Services - 3.6%
275,153	McDonald’s Corp.	54,372,984

	Diversified Financials - 4.5%
311,970	American Express Co.	38,837,145
57,594	BlackRock, Inc.	28,952,504

		67,789,649

	Energy - 1.4%
304,559	Exxon Mobil Corp.	21,252,127

	Food & Staples Retailing - 1.7%
89,003	Costco Wholesale Corp.	26,159,762

	Food, Beverage & Tobacco - 8.4%
1,011,028	Coca-Cola Co.	55,960,400
820,813	Diageo plc	34,586,314
271,407	PepsiCo., Inc.	37,093,195

		127,639,909

	Health Care Equipment & Services - 12.0%
418,246	Baxter International, Inc.	34,973,730
224,797	Danaher Corp.	34,501,844
495,259	Medtronic plc	56,187,134
188,293	UnitedHealth Group, Inc.	55,354,376

		181,017,084

	Household & Personal Products - 5.1%
567,186	Colgate-Palmolive Co.	39,045,084
299,640	Procter & Gamble Co.	37,425,036

		76,470,120

	Insurance - 5.5%
278,183	Chubb Ltd.	43,301,966
359,739	Marsh & McLennan Cos., Inc.	40,078,522

		83,380,488

	Materials - 4.0%
149,108	Ecolab, Inc.	28,776,353
150,914	Linde plc	32,129,590

		60,905,943

	Pharmaceuticals, Biotechnology & Life Sciences - 7.6%
92,535	Amgen, Inc.	22,307,413
362,177	Johnson & Johnson	52,830,759
430,135	Merck & Co., Inc.	39,120,778

		114,258,950

	Real Estate - 4.0%
130,063	American Tower Corp. REIT	29,891,079
146,022	Public Storage REIT	31,096,845

		60,987,924

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Retailing - 5.3%
9,440,100	Allstar Co.*(1)(2)(3)	$3,776,040
127,892	Home Depot, Inc.	27,929,055
786,154	TJX Cos., Inc.	48,002,563

		79,707,658

	Software & Services - 9.3%
169,901	Accenture plc Class A	35,776,054
137,041	Automatic Data Processing, Inc.	23,365,490
288,560	Microsoft Corp.	45,505,912
187,723	Visa, Inc. Class A	35,273,152

		139,920,608

	Transportation - 7.0%
366,417	Canadian National Railway Co.	33,146,975
241,645	Union Pacific Corp.	43,687,000
243,006	United Parcel Service, Inc. Class B	28,446,282

		105,280,257

	Total Common Stocks (cost $1,005,070,713)	$1,500,486,014

SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 1.1%
16,116,158	Fidelity Institutional Government Fund, Institutional Class, 1.49%(4)	$16,116,158

	Total Short-Term Investments (cost $16,116,158)	$16,116,158

Total Investments (cost $1,021,186,871)	100.5%	$1,516,602,172
Other Assets and Liabilities	(0.5)%	(7,008,037)

Total Net Assets	100.0%	$1,509,594,135

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2019, the aggregate fair value of this security was $3,776,040, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

113

Hartford Stock HLS Fund

Schedule of Investments – (continued)

December 31, 2019

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $3,776,040 or 0.3% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	9,440,100	$4,106,619	$3,776,040

(4)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$37,120,999	$37,120,999	$—	$—
Capital Goods	195,724,403	195,724,403	—	—
Consumer Durables & Apparel	68,497,149	68,497,149	—	—
Consumer Services	54,372,984	54,372,984	—	—
Diversified Financials	67,789,649	67,789,649	—	—
Energy	21,252,127	21,252,127	—	—
Food & Staples Retailing	26,159,762	26,159,762	—	—
Food, Beverage & Tobacco	127,639,909	93,053,595	34,586,314	—
Health Care Equipment & Services	181,017,084	181,017,084	—	—
Household & Personal Products	76,470,120	76,470,120	—	—
Insurance	83,380,488	83,380,488	—	—
Materials	60,905,943	60,905,943	—	—
Pharmaceuticals, Biotechnology & Life Sciences	114,258,950	114,258,950	—	—
Real Estate	60,987,924	60,987,924	—	—
Retailing	79,707,658	75,931,618	—	3,776,040
Software & Services	139,920,608	139,920,608	—	—
Transportation	105,280,257	105,280,257	—	—
Short-Term Investments	16,116,158	16,116,158	—	—

Total	$1,516,602,172	$1,478,239,818	$34,586,314	$3,776,040

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

114

Hartford Total Return Bond HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 26.5%
	Asset-Backed - Automobile - 0.9%
$2,375,000	AmeriCredit Automobile Receivables Trust 2.58%, 09/18/2025	$2,351,558
235,138	CIG Automobile Receivables Trust 2.71%, 05/15/2023(1)	235,397
2,099,642	Credit Acceptance Auto Loan Trust 2.65%, 06/15/2026(1)	2,103,943
2,045,000	Drive Auto Receivables Trust 2.70%, 02/16/2027	2,030,442
4,595,000	Exeter Automobile Receivables Trust 2.58%, 09/15/2025(1)	4,552,116
	Westlake Automobile Receivables Trust
3,365,000	2.72%, 11/15/2024(1)	3,359,822
4,810,000	3.28%, 12/15/2022(1)	4,852,281

		19,485,559

	Asset-Backed - Finance & Insurance - 6.3%
4,805,951	Avery Point CLO Ltd. 3.04%, 04/25/2026, 3 mo. USD LIBOR + 1.100%(1)(2)	4,803,750
975,519	Babson CLO Ltd. 3.12%, 07/20/2025, 3 mo. USD LIBOR + 1.150%(1)(2)	975,075
5,130,655	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(3)	5,218,571
	Bayview Opportunity Master Fund Trust
2,272,766	3.50%, 01/28/2055(1)(3)	2,298,210
2,674,426	3.50%, 06/28/2057(1)(3)	2,716,373
3,487,192	3.50%, 01/28/2058(1)(3)	3,516,940
2,055,347	4.00%, 11/28/2053(1)(3)	2,104,081
4,146,643	4.00%, 10/28/2064(1)(3)	4,243,125
1,445,337	Bellemeade Re Ltd. 2.89%, 07/25/2029, 1 mo. USD LIBOR + 1.100%(1)(2)	1,446,576
579,417	Cal Funding Ltd. 3.47%, 10/25/2027(1)	580,211
7,079,164	Carlyle Global Market Strategies CLO Ltd. 2.72%, 04/27/2027, 3 mo. USD LIBOR + 0.780%(1)(2)	7,062,174
258,509	CIFC Funding Ltd. 2.85%, 07/16/2030, 3 mo. USD LIBOR + 0.850%(1)(2)	258,527
4,175,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	4,370,628
3,234,063	Domino’s Pizza Master Issuer LLC 4.12%, 07/25/2048(1)	3,325,975
2,008,609	Eagle RE Ltd. 3.49%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(1)(2)	2,011,400
1,178,335	Fieldstone Mortgage Investment Trust 2.06%, 05/25/2036, 1 mo. USD LIBOR + 0.270%(2)	899,264
3,267,261	First Franklin Mortgage Loan Trust 2.03%, 04/25/2036, 1 mo. USD LIBOR + 0.240%(2)	3,050,331
3,291,374	GSAMP Trust 1.88%, 01/25/2037, 1 mo. USD LIBOR + 0.090%(2)	2,185,960
4,275,061	Madison Park Funding Ltd. 3.23%, 07/20/2026, 3 mo. USD LIBOR + 1.260%(1)(2)	4,277,237
4,034,185	MFA Trust 3.35%, 11/25/2047(1)(4)	4,033,785
	NRZ Excess Spread-Collateralized Notes
3,481,107	3.19%, 01/25/2023(1)	3,491,928
2,179,423	3.27%, 02/25/2023(1)	2,181,159
4,919,789	OCP CLO Ltd. 2.85%, 04/17/2027, 3 mo. USD LIBOR + 0.850%(1)(2)	4,917,295
6,340,434	OneMain Financial Issuance Trust 2.37%, 09/14/2032(1)	6,339,428
2,931,288	Pretium Mortgage Credit Partners LLC 3.72%, 01/25/2059(1)(4)	2,921,802
1,475,765	Radnor RE Ltd. 3.04%, 02/25/2029, 1 mo. USD LIBOR + 1.250%(1)(2)	1,475,242
1,115,723	Seasoned Credit Risk Transfer Trust 3.50%, 08/25/2058	1,170,435

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 26.5% - (continued)
	Asset-Backed - Finance & Insurance - 6.3% - (continued)
$429,378	Securitized Asset Backed Receivables LLC Trust 1.88%, 07/25/2036, 1 mo. USD LIBOR + 0.090%(2)	$218,353
	SoFi Consumer Loan Program LLC
691,923	2.50%, 05/26/2026(1)	693,050
350,158	2.77%, 05/25/2026(1)	351,383
555,256	3.05%, 12/26/2025(1)	556,189
442,113	3.09%, 10/27/2025(1)	443,174
518,688	3.28%, 01/26/2026(1)	520,281
	Springleaf Funding Trust
8,130,000	2.68%, 07/15/2030(1)	8,134,743
1,049,245	2.90%, 11/15/2029(1)	1,049,632
8,660,000	Symphony CLO Ltd. 2.95%, 07/14/2026, 3 mo. USD LIBOR + 0.950%(1)(2)	8,660,303
	Towd Point Mortgage Trust
589,206	2.75%, 02/25/2055(1)(3)	589,481
6,454,274	2.75%, 10/25/2056(1)(3)	6,498,314
1,649,133	2.75%, 04/25/2057(1)(3)	1,659,982
4,663,958	2.75%, 06/25/2057(1)(3)	4,691,444
3,103,505	2.75%, 07/25/2057(1)(3)	3,115,824
7,550,000	Voya CLO Ltd. 2.90%, 01/18/2029, 3 mo. USD LIBOR + 0.900%(1)(2)	7,515,987
2,038,400	Wendy’s Funding LLC 3.88%, 03/15/2048(1)	2,072,808
1,796,425	Wingstop Funding LLC 4.97%, 12/05/2048(1)	1,849,132

		130,495,562

	Asset-Backed - Home Equity - 1.4%
5,450,000	CPT Mortgage Trust 2.87%, 11/13/2039(1)	5,474,379
	GSAA Home Equity Trust
5,529,396	1.87%, 02/25/2037, 1 mo. USD LIBOR + 0.080%(2)	2,579,705
3,219,441	1.89%, 03/25/2037, 1 mo. USD LIBOR + 0.100%(2)	1,452,367
2,412,204	1.97%, 11/25/2036, 1 mo. USD LIBOR + 0.180%(2)	1,047,283
103,236	2.03%, 11/25/2036, 1 mo. USD LIBOR + 0.240%(2)	55,087
605,067	5.99%, 06/25/2036(3)	263,848
	Legacy Mortgage Asset Trust
3,646,716	3.00%, 06/25/2059(1)(4)	3,641,266
4,484,885	3.25%, 11/25/2059(1)(4)	4,488,199
7,006,794	4.00%, 03/25/2058(1)(4)	7,074,355
86,178	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 1.94%, 06/25/2036, 1 mo. USD LIBOR + 0.150%(2)	73,846
1,394,024	Morgan Stanley Mortgage Loan Trust 1.96%, 11/25/2036, 1 mo. USD LIBOR + 0.170%(2)	603,934
	Soundview Home Loan Trust
2,631,020	1.97%, 07/25/2037, 1 mo. USD LIBOR + 0.180%(2)	2,386,181
435,000	2.04%, 11/25/2036, 1 mo. USD LIBOR + 0.250%(2)	408,546

		29,548,996

	Collateralized - Mortgage Obligations - 0.0%
62,876	Consumer Loan Underlying Bond Credit Trust 2.61%, 01/15/2024(1)	62,880

	Commercial Mortgage - Backed Securities - 5.9%
	Banc of America Commercial Mortgage Trust
39,769,236	0.74%, 11/15/2050(3)(5)	1,943,256
4,680,902	0.81%, 11/15/2054(3)(5)	241,685
	BBCMS Mortgage Trust
28,651,883	1.50%, 02/15/2050(3)(5)	2,352,119
8,553,000	2.59%, 08/15/2036, 1 mo. USD LIBOR + 0.850%(1)(2)	8,520,782

The accompanying notes are an integral part of these financial statements.

115

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 26.5% - (continued)
	Commercial Mortgage - Backed Securities - 5.9% - (continued)
	Benchmark Mortgage Trust
$11,962,863	0.52%, 01/15/2051(3)(5)	$403,714
20,246,245	0.54%, 07/15/2051(3)(5)	692,023
8,981,776	1.07%, 08/15/2052(3)(5)	663,567
5,305,000	BX Commercial Mortgage Trust 2.66%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(2)	5,309,252
2,920,000	CAMB Commercial Mortgage Trust 4.29%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(2)	2,933,721
3,855,000	CD Commercial Mortgage Trust 2.46%, 08/10/2049	3,850,022
	Citigroup Commercial Mortgage Trust
20,622,034	0.95%, 07/10/2047(3)(5)	795,120
25,887,241	1.09%, 04/10/2048(3)(5)	1,032,062
	Commercial Mortgage Trust
7,294,856	0.62%, 02/10/2047(3)(5)	157,621
3,992,476	0.67%, 08/10/2046(3)(5)	86,297
5,999,685	1.90%, 07/10/2046(1)(3)(5)	23,908
1,035,000	2.54%, 12/10/2045	1,044,322
4,475,000	2.64%, 10/15/2036, 1 mo. USD LIBOR + 0.900%(1)(2)	4,474,994
948,544	2.82%, 10/15/2045	959,801
1,659,863	2.85%, 10/15/2045	1,680,361
1,145,000	3.10%, 03/10/2046	1,173,051
689,898	3.21%, 03/10/2046	708,027
6,780,000	3.42%, 03/10/2031(1)	7,048,717
1,260,000	3.61%, 06/10/2046(3)	1,312,476
1,032,661	4.02%, 07/10/2045	1,074,108
630,000	4.07%, 02/10/2047(3)	669,805
1,045,000	4.21%, 08/10/2046(3)	1,112,289
615,085	4.22%, 07/10/2045(3)	651,446
535,000	4.24%, 02/10/2047(3)	570,900
720,000	4.59%, 10/15/2045(1)(3)	36,000
1,920,000	4.75%, 10/15/2045(1)(3)	1,429,171
44,454	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	44,232
	CSAIL Commercial Mortgage Trust
59,772,546	0.76%, 06/15/2057(3)(5)	1,977,712
3,330,390	0.95%, 11/15/2048(3)(5)	122,739
8,750,057	1.90%, 01/15/2049(3)(5)	746,538
4,810,306	DBUBS Mortgage Trust 0.70%, 11/10/2046(1)(3)(5)	15,962
2,945,113	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(1)	3,012,477
5,485,000	FREMF Mortgage Trust 5.28%, 09/25/2043(1)(3)	5,532,209
971,617	GE Business Loan Trust 2.74%, 05/15/2034, 1 mo. USD LIBOR + 1.000%(1)(2)	916,287
4,340,000	GS Mortgage Securities Corp. 2.95%, 11/05/2034(1)	4,397,065
	GS Mortgage Securities Trust
44,697,194	0.08%, 07/10/2046(3)(5)	126,730
6,346,675	1.33%, 08/10/2044(1)(3)(5)	97,295
1,580,166	3.67%, 04/10/2047(1)	571,703
785,121	4.07%, 01/10/2047	834,235
2,215,000	4.97%, 04/10/2047(1)(3)	1,993,156
	JP Morgan Chase Commercial Mortgage Securities Trust
2,185,000	2.73%, 10/15/2045(1)(3)	1,345,064
608,397	2.84%, 12/15/2047	617,253
1,290,924	4.42%, 12/15/2047(1)(3)	1,221,153
	JPMBB Commercial Mortgage Securities Trust
21,213,815	0.64%, 09/15/2047(3)(5)	519,946
7,081,439	0.76%, 05/15/2048(3)(5)	163,998
855,054	3.36%, 07/15/2045	883,729

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 26.5% - (continued)
	Commercial Mortgage - Backed Securities - 5.9% - (continued)
	Morgan Stanley Bank of America Merrill Lynch Trust
$11,039,195	1.00%, 12/15/2047(3)(5)	$425,831
1,512,192	1.03%, 10/15/2048(3)(5)	70,301
1,530,000	3.13%, 12/15/2048	1,566,649
1,320,000	3.18%, 08/15/2045	1,348,115
795,172	4.26%, 10/15/2046(3)	846,753
	Morgan Stanley Capital Trust
30,871,139	0.34%, 09/15/2047(1)(3)(5)	74,418
8,159,511	1.44%, 06/15/2050(3)(5)	595,922
4,920,000	3.47%, 08/11/2033(1)	5,011,694
1,460,000	5.25%, 07/15/2049(1)(3)	1,346,012
82,680	5.67%, 10/12/2052(1)(3)	20,654
2,475,000	MTRO Commercial Mortgage Trust 3.54%, 12/15/2033, 1 mo. USD LIBOR + 1.800%(1)(2)	2,470,357
1,370,000	Natixis Commercial Mortgage Securities Trust 2.91%, 10/15/2036(1)	1,358,680
2,261,645	Oaktown Re II Ltd. 3.34%, 07/25/2028, 1 mo. USD LIBOR + 1.550%(1)(2)	2,262,091
790,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(1)(3)	800,956
6,462,426	Stanwich Mortgage Loan Trust 3.48%, 11/16/2024(1)(4)	6,451,697
4,640,708	UBS Commercial Mortgage Trust 1.09%, 08/15/2050(3)(5)	293,671
	UBS-Barclays Commercial Mortgage Trust
790,000	2.85%, 12/10/2045	802,932
2,295,000	3.09%, 08/10/2049	2,340,638
2,065,000	3.19%, 03/10/2046	2,118,152
775,000	3.24%, 04/10/2046	797,306
	Wells Fargo Commercial Mortgage Trust
17,888,043	1.13%, 05/15/2048(3)(5)	800,939
1,125,554	2.92%, 10/15/2045	1,144,793
430,000	4.15%, 05/15/2048(3)	435,959
	Wells Fargo N.A.
20,173,558	0.61%, 11/15/2062(3)(5)	1,015,002
9,830,000	0.77%, 11/15/2062(3)(5)	538,318
19,869,832	0.84%, 09/15/2062(3)(5)	1,333,701
12,838,575	0.91%, 05/15/2062(3)(5)	903,697
	WF-RBS Commercial Mortgage Trust
255,115	2.88%, 12/15/2045	259,384
1,215,000	3.00%, 08/15/2045	1,237,368
1,150,000	3.07%, 03/15/2045	1,176,541
450,000	3.35%, 05/15/2045	462,468
990,000	3.72%, 05/15/2047	1,036,152
230,000	4.05%, 03/15/2047	244,681
1,095,000	4.15%, 08/15/2046(3)	1,159,017
710,000	5.00%, 06/15/2044(1)(3)	600,025
790,000	5.58%, 04/15/2045(1)(3)	828,930

		122,269,904

	Other ABS - 2.1%
1,450,000	Domino’s Pizza Master Issuer LLC 3.67%, 10/25/2049(1)	1,450,247
6,739,745	Galaxy CLO Ltd. 2.70%, 11/15/2026, 3 mo. USD LIBOR + 0.790%(1)(2)	6,736,287
4,075,000	OnDeck Asset Securitization Trust LLC 2.65%, 11/18/2024(1)	4,079,890
4,808,095	Pretium Mortgage Credit Partners LLC 3.11%, 07/27/2059(1)(4)	4,803,568
5,806,065	Seasoned Credit Risk Transfer Trust 3.50%, 03/25/2058	6,120,660
	Vericrest Opportunity Loan Trust
1,941,778	3.35%, 08/25/2049(1)(4)	1,938,426
1,978,797	3.97%, 03/25/2049(1)(4)	1,988,953
807,936	VOLT LXII LLC 3.13%, 09/25/2047(1)(4)	808,694

The accompanying notes are an integral part of these financial statements.

116

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 26.5% - (continued)
	Other ABS - 2.1% - (continued)
$2,605,970	VOLT LXIV LLC 3.38%, 10/25/2047(1)(4)	$2,607,558
4,945,989	VOLT LXXX LLC 3.23%, 10/25/2049(1)(4)	4,945,940
2,002,341	VOLT LXXXIII LLC 3.33%, 11/26/2049(1)(4)	2,001,354
7,210,000	VOLT LXXXIV LLC 3.43%, 12/27/2049(1)(4)	7,206,510

		44,688,087

	Whole Loan Collateral CMO - 9.9%
	Alternative Loan Trust
966,979	2.11%, 11/25/2035, 1 mo. USD LIBOR + 0.320%(2)	884,468
208,472	2.33%, 01/25/2036, 1 mo. USD LIBOR + 0.540%(2)	201,166
916,315	5.75%, 05/25/2036	661,336
1,455,228	Angel Oak Mortgage Trust LLC 3.63%, 03/25/2049(1)(3)	1,471,699
6,402,443	Arroyo Mortgage Trust 3.35%, 04/25/2049(1)(3)	6,479,831
	Banc of America Funding Trust
1,116,387	2.07%, 05/20/2047, 1 mo. USD LIBOR + 0.300%(2)	1,100,678
3,737,496	5.77%, 05/25/2037(3)	3,675,571
141,882	5.85%, 01/25/2037(4)	140,700
847,017	BCAP LLC Trust 1.97%, 03/25/2037, 1 mo. USD LIBOR + 0.180%(2)	808,030
292,862	Bear Stearns Adjustable Rate Mortgage Trust 4.27%, 10/25/2035, 12 mo. USD CMT + 2.300%(2)	300,265
1,021,231	Bear Stearns Alt-A Trust 2.29%, 01/25/2036, 1 mo. USD LIBOR + 0.500%(2)	1,171,405
399,444	Bear Stearns Mortgage Funding Trust 1.97%, 10/25/2036, 1 mo. USD LIBOR + 0.180%(2)	382,775
	Bellemeade Re Ltd.
1,514,401	2.99%, 10/25/2028, 1 mo. USD LIBOR + 1.200%(1)(2)	1,514,729
1,734,033	3.09%, 03/25/2029, 1 mo. USD LIBOR + 1.300%(1)(2)	1,735,440
7,465,000	3.19%, 10/25/2029, 1 mo. USD LIBOR + 1.400%(1)(2)	7,467,324
	CHL Mortgage Pass-Through Trust
480,762	3.43%, 11/20/2035(3)	439,525
1,956,962	3.79%, 09/25/2047(3)	1,866,999
4,717,389	CIM Trust 3.00%, 04/25/2057(1)(3)	4,735,847
1,752,034	Citigroup Mortgage Loan Trust 3.23%, 11/25/2070(1)(4)	1,751,059
4,485,000	Colombia Cent CLO Ltd. 3.09%, 10/25/2028, 3 mo. USD LIBOR + 1.150%(1)(2)	4,483,771
2,646,466	COLT Mortgage Loan Trust 3.34%, 05/25/2049(1)(3)	2,650,687
1,646,182	Connecticut Avenue Securities Trust 3.86%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(1)(2)	1,653,587
1,808,386	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	1,738,770
2,294,366	CSMC Trust 3.25%, 04/25/2047(1)(3)	2,293,172
744,391	Deephaven Residential Mortgage Trust 2.45%, 06/25/2047(1)(3)	743,224
	Fannie Mae Connecticut Avenue Securities
2,025,000	5.34%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(2)	2,143,025
3,409,579	6.14%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(2)	3,594,274
1,121,316	6.69%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	1,231,527
590,739	7.49%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(2)	655,943

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 26.5% - (continued)
	Whole Loan Collateral CMO - 9.9% - (continued)
$503,557	7.79%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(2)	$554,085
27,750	GMACM Mortgage Loan Trust 4.16%, 04/19/2036(3)	25,767
	GSR Mortgage Loan Trust
1,097,212	2.09%, 01/25/2037, 1 mo. USD LIBOR + 0.300%(2)	429,356
1,734,749	3.96%, 01/25/2036(3)	1,755,827
	HarborView Mortgage Loan Trust
1,013,391	1.95%, 01/19/2038, 1 mo. USD LIBOR + 0.190%(2)	958,998
3,530,945	2.00%, 12/19/2036, 1 mo. USD LIBOR + 0.240%(2)	3,359,205
2,003,444	Home Re Ltd. 3.39%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(2)	2,004,051
1,112,887	IndyMac Index Mortgage Loan Trust 3.85%, 03/25/2036(3)	1,010,284
245,785	JP Morgan Mortgage Trust 4.32%, 04/25/2037(3)	229,046
2,735,000	LCM XX L.P. 3.01%, 10/20/2027, 3 mo. USD LIBOR + 1.040%(1)(2)	2,736,477
1,145,462	Lehman XS Trust 2.00%, 07/25/2046, 1 mo. USD LIBOR + 0.210%(2)	1,137,679
	LSTAR Securities Investment Ltd.
2,097,574	3.21%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	2,093,585
4,788,743	3.21%, 05/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	4,783,206
	LSTAR Securities Investment Trust
641,659	3.21%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	640,252
2,140,727	3.41%, 03/01/2024, 1 mo. USD LIBOR + 1.700%(1)(2)	2,136,499
369,999	MASTR Adjustable Rate Mortgages Trust 4.70%, 11/21/2034(3)	378,835
1,018,808	MFA Trust 2.59%, 02/25/2057(1)(3)	1,011,883
3,363,000	Mortgage Insurance-Linked Notes 3.67%, 11/26/2029, 1 mo. USD LIBOR + 1.900%(1)(2)	3,375,197
4,995,000	New Residential Advance Receivables Trust 2.33%, 10/15/2051(1)	4,987,942
	New Residential Mortgage Loan Trust
2,166,584	2.49%, 09/25/2059(1)(3)	2,156,970
4,925,574	2.54%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	4,912,163
4,122,699	3.29%, 06/25/2057, 1 mo. USD LIBOR + 1.500%(1)(2)	4,173,869
3,507,782	3.50%, 08/25/2059(1)(3)	3,574,948
3,855,801	3.75%, 11/26/2035(1)(3)	3,979,753
3,443,449	3.75%, 11/25/2056(1)(3)	3,556,292
6,389,719	4.00%, 02/25/2057(1)(3)	6,634,760
6,314,277	4.00%, 03/25/2057(1)(3)	6,586,792
4,978,156	4.00%, 04/25/2057(1)(3)	5,172,625
4,001,621	4.00%, 05/25/2057(1)(3)	4,171,498
5,313,704	4.00%, 08/27/2057(1)(3)	5,518,186
2,306,492	4.00%, 12/25/2057(1)(3)	2,390,715
4,565,020	Oaktown Re III Ltd. 3.19%, 07/25/2029, 1 mo. USD LIBOR + 1.400%(1)(2)	4,570,785
7,485,000	OZLM Ltd. 2.99%, 04/30/2027, 3 mo. USD LIBOR + 1.050%(1)(2)	7,484,903
3,111,559	PMT Credit Risk Transfer Trust 3.70%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(1)(2)	3,108,724
1,684,218	Preston Ridge Partners Mortgage Trust LLC 3.50%, 10/25/2024(1)(3)	1,682,895

The accompanying notes are an integral part of these financial statements.

117

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 26.5% - (continued)
	Whole Loan Collateral CMO - 9.9% - (continued)
$1,213,020	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	$1,201,285
	Residential Accredit Loans, Inc.
2,937,771	3.47%, 11/25/2037(3)	2,741,038
776,394	6.00%, 12/25/2035	757,345
	Seasoned Credit Risk Transfer Trust
2,121,985	3.50%, 11/25/2057	2,221,680
5,628,596	3.50%, 07/25/2058	5,900,900
6,071,423	3.50%, 10/25/2058	6,394,618
1,081,108	Structured Agency Credit Risk Trust 3.44%, 04/25/2043, 1 mo. USD LIBOR + 1.650%(1)(2)	1,084,509
	Towd Point Mortgage Trust
2,629,699	2.25%, 04/25/2056(1)(3)	2,623,120
4,886,406	2.39%, 02/25/2057, 1 mo. USD LIBOR + 0.600%(1)(2)	4,874,333
2,421,491	2.75%, 08/25/2055(1)(3)	2,431,493
411,277	3.00%, 03/25/2054(1)(3)	411,814
	Vericrest Opportunity Loan Trust
4,275,125	3.18%, 10/25/2049(1)(4)	4,258,668
4,975,315	3.28%, 11/25/2049(1)(4)	4,963,282
	WaMu Mortgage Pass-Through Certificates Trust
606,401	2.21%, 06/25/2044, 1 mo. USD LIBOR + 0.420%(2)	589,146
2,968,121	3.15%, 12/25/2046, 12 mo. USD MTA + 0.820%(2)	2,781,630
1,095,662	3.74%, 06/25/2037(3)	1,040,140
45,080,983	Wells Fargo Commercial Mortgage Trust 1.12%, 09/15/2057(3)(5)	1,576,590

		207,112,470

	Total Asset & Commercial Mortgage Backed Securities (cost $552,861,066)	$553,663,458

CORPORATE BONDS - 27.7%
	Aerospace/Defense - 0.6%
$2,075,000	Boeing Co. 3.25%, 02/01/2035	$2,123,686
	L3Harris Technologies, Inc.
2,405,000	2.90%, 12/15/2029	2,443,176
2,127,000	3.85%, 06/15/2023(1)	2,239,400
1,157,000	Lockheed Martin Corp. 4.09%, 09/15/2052	1,357,615
	United Technologies Corp.
140,000	2.80%, 05/04/2024	143,912
940,000	3.65%, 08/16/2023	991,143
1,565,000	3.95%, 08/16/2025	1,706,754
1,220,000	4.45%, 11/16/2038	1,443,707
400,000	4.63%, 11/16/2048	501,271

		12,950,664

	Agriculture - 0.5%
	Altria Group, Inc.
405,000	2.63%, 09/16/2026	400,713
765,000	3.88%, 09/16/2046	706,241
810,000	4.40%, 02/14/2026	880,588
635,000	4.80%, 02/14/2029	707,812
1,605,000	5.38%, 01/31/2044	1,813,518
310,000	5.80%, 02/14/2039	364,720
680,000	5.95%, 02/14/2049	824,479
	BAT Capital Corp.
2,395,000	2.79%, 09/06/2024	2,406,722
3,025,000	4.39%, 08/15/2037	3,063,299

		11,168,092

	Auto Manufacturers - 0.4%
850,000	Daimler Finance North America LLC 2.45%, 05/04/2021, 3 mo. USD LIBOR + 0.550%(1)(2)	851,112

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.7% - (continued)
		Auto Manufacturers - 0.4% - (continued)
	$635,000	Ford Motor Co. 5.29%, 12/08/2046	$605,087
		Ford Motor Credit Co. LLC
	540,000	3.82%, 11/02/2027	523,665
	1,400,000	4.54%, 08/01/2026	1,432,636
	545,000	5.11%, 05/03/2029	561,675
		General Motors Co.
	1,260,000	5.20%, 04/01/2045	1,272,603
	630,000	5.95%, 04/01/2049	698,426
	1,000,000	6.25%, 10/02/2043	1,123,536
	1,035,000	6.75%, 04/01/2046	1,214,187

			8,282,927

		Auto Parts & Equipment - 0.0%
	450,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	401,625
	290,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026(6)	301,600

			703,225

		Beverages - 0.8%
		Anheuser-Busch InBev Worldwide, Inc.
	2,549,000	3.75%, 07/15/2042	2,635,699
	1,145,000	4.60%, 04/15/2048	1,310,342
	1,575,000	4.75%, 04/15/2058	1,842,108
	5,114,000	5.45%, 01/23/2039	6,435,621
	1,275,000	Constellation Brands, Inc. 2.65%, 11/07/2022	1,292,945
	2,200,000	Molson Coors Brewing Co. 3.00%, 07/15/2026	2,227,389

			15,744,104

		Biotechnology - 0.1%
	1,315,000	Amgen, Inc. 2.65%, 05/11/2022	1,334,699

		Chemicals - 0.6%
	1,490,000	Alpek S.A.B. de C.V. 4.25%, 09/18/2029(1)	1,519,800
	4,175,000	Braskem Netherlands Finance B.V. 4.50%, 01/31/2030(1)	4,156,212
	290,000	Chemours Co. 5.38%, 05/15/2027	256,650
	3,005,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	3,215,195
	531,000	Methanex Corp. 5.65%, 12/01/2044	509,353
	290,000	Olin Corp. 5.13%, 09/15/2027	302,325
		Sherwin-Williams Co.
	1,200,000	2.95%, 08/15/2029	1,212,035
	50,000	3.45%, 06/01/2027	52,907
	1,810,000	Syngenta Finance N.V. 4.89%, 04/24/2025(1)	1,937,625

			13,162,102

		Commercial Banks - 7.1%
		Bank of America Corp.
	2,140,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(7)	2,154,317
	5,880,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD LIBOR + 1.180% thereafter)(7)	6,083,354
	6,005,000	3.37%, 01/23/2026, (3.37% fixed rate until 01/23/2025; 3 mo. USD LIBOR + 0.810% thereafter)(7)	6,281,222
	4,620,000	3.71%, 04/24/2028, (3.71% fixed rate until 04/24/2027; 3 mo. USD LIBOR + 1.512% thereafter)(7)	4,939,958
	1,785,000	3.97%, 02/07/2030, (3.97% fixed rate until 02/07/2029; 3 mo. USD LIBOR + 1.210% thereafter)(7)	1,959,694
	2,150,000	7.75%, 05/14/2038	3,389,270
	3,445,000	Bank of New York Mellon Corp. 2.10%, 10/24/2024	3,449,497
AUD	7,470,000	BNG Bank N.V. 1.90%, 11/26/2025(8)	5,328,431

The accompanying notes are an integral part of these financial statements.

118

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.7% - (continued)
	Commercial Banks - 7.1% - (continued)
$1,725,000	Capital One Financial Corp. 3.90%, 01/29/2024	$1,829,685
	Citigroup, Inc.
3,565,000	2.31%, 11/04/2022, (2.31% fixed rate until 11/04/2021; 3 mo. SOFRRATE + 0.867% thereafter)(7)	3,576,099
2,960,000	3.00%, 05/17/2024, 3 mo. USD LIBOR + 1.100%(2)	2,999,264
1,340,000	3.20%, 10/21/2026	1,390,369
2,475,000	3.35%, 04/24/2025, (3.35% fixed rate until 04/24/2024; 3 mo. USD LIBOR + 0.897% thereafter)(7)	2,575,992
1,085,000	3.52%, 10/27/2028, (3.52% fixed rate until 10/27/2027; 3 mo. USD LIBOR + 1.151% thereafter)(7)	1,142,393
5,135,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(7)	5,621,850
1,025,000	4.08%, 04/23/2029, (4.08% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.192% thereafter)(7)	1,122,045
940,000	4.45%, 09/29/2027	1,035,675
3,285,000	Credit Suisse Group AG 6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(1)(7)(9)	3,573,259
	Danske Bank A/S
1,890,000	5.00%, 01/12/2022(1)	1,985,242
1,970,000	5.38%, 01/12/2024(1)	2,156,429
1,640,000	Fifth Third Bancorp 2.38%, 01/28/2025	1,642,877
	Goldman Sachs Group, Inc.
965,000	2.91%, 07/24/2023, (2.91% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.990% thereafter)(7)	982,420
2,410,000	3.69%, 06/05/2028, (3.69% fixed rate until 06/05/2027; 3 mo. USD LIBOR + 1.510% thereafter)(7)	2,564,204
3,860,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(7)	4,141,310
1,250,000	4.22%, 05/01/2029, (4.22% fixed rate until 05/01/2028; 3 mo. USD LIBOR + 1.301% thereafter)(7)	1,378,224
65,000	6.25%, 02/01/2041	90,893
1,890,000	6.75%, 10/01/2037	2,625,453
	HSBC Holdings plc
1,305,000	2.95%, 05/25/2021	1,321,577
2,370,000	3.40%, 03/08/2021	2,407,656
1,200,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(7)	1,341,891
	JP Morgan Chase & Co.
955,000	3.17%, 10/24/2023, 3 mo. USD LIBOR + 1.230%(2)	971,242
2,160,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD LIBOR + 1.155% thereafter)(7)	2,239,443
2,500,000	3.51%, 01/23/2029, (3.51% fixed rate until 01/23/2028; 3 mo. USD LIBOR + 0.945% thereafter)(7)	2,657,287
1,655,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(7)	1,783,066
1,990,000	3.80%, 07/23/2024, (3.80% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.890% thereafter)(7)	2,097,559

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.7% - (continued)
		Commercial Banks - 7.1% - (continued)
	$4,480,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(7)	$4,862,278
	2,230,000	4.01%, 04/23/2029, (4.01% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.120% thereafter)(7)	2,449,507
	1,790,000	KeyCorp. 2.55%, 10/01/2029	1,750,499
GBP	2,035,000	Metro Bank plc 5.50%, 06/26/2028, (5.50% fixed rate until 06/26/2023; GUKG5 + 4.458% thereafter)(7)(8)(9)	2,190,143
		Morgan Stanley
	$2,725,000	2.50%, 04/21/2021	2,745,663
	100,000	2.75%, 05/19/2022	101,847
	4,895,000	3.59%, 07/22/2028, (3.59% fixed rate until 07/22/2027; 3 mo. USD LIBOR + 1.340% thereafter)(7)	5,204,919
	2,120,000	3.63%, 01/20/2027	2,257,406
	2,775,000	4.00%, 07/23/2025	3,002,728
	750,000	4.43%, 01/23/2030, (4.43% fixed rate until 01/23/2029; 3 mo. USD LIBOR + 1.628% thereafter)(7)	848,307
	600,000	PNC Bank NA 2.70%, 10/22/2029	599,262
	2,725,000	PNC Financial Services Group, Inc. 2.20%, 11/01/2024	2,735,128
	2,060,000	Royal Bank of Canada 2.55%, 07/16/2024	2,091,701
	1,435,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	1,474,966
	2,150,000	State Street Corp. 2.35%, 11/01/2025, (2.35% fixed rate until 11/01/2024; 3 mo. SOFR + 0.940% thereafter)(7)	2,159,475
	1,273,000	UBS Group Funding Switzerland AG 2.65%, 02/01/2022(1)	1,286,091
	2,685,000	UniCredit S.p.A. 6.57%, 01/14/2022(1)	2,883,763
		Wells Fargo & Co.
	3,075,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD LIBOR + 0.825% thereafter)(7)	3,077,898
	1,795,000	2.63%, 07/22/2022	1,821,825
	1,655,000	3.00%, 04/22/2026	1,702,475
	665,000	3.00%, 10/23/2026	681,561
	4,800,000	3.07%, 01/24/2023	4,899,053
	2,485,000	3.58%, 05/22/2028, (3.58% fixed rate until 05/22/2027; 3 mo. USD LIBOR + 1.310% thereafter)(7)	2,641,720
	2,885,000	3.75%, 01/24/2024	3,050,385
	155,000	4.90%, 11/17/2045	189,609
	890,000	5.61%, 01/15/2044	1,172,884

			148,720,240

		Commercial Services - 0.3%
		Ashtead Capital, Inc.
	200,000	4.13%, 08/15/2025(1)	205,500
	200,000	4.38%, 08/15/2027(1)	207,250
	655,000	Global Payments, Inc. 3.20%, 08/15/2029	667,582
	4,150,000	IHS Markit Ltd. 4.13%, 08/01/2023	4,409,666
	530,000	Service Corp. International 5.13%, 06/01/2029	563,125
	400,000	United Rentals North America, Inc. 5.50%, 07/15/2025	415,625

			6,468,748

		Construction Materials - 0.1%
		Standard Industries, Inc.
	60,000	5.38%, 11/15/2024(1)	61,650
	930,000	6.00%, 10/15/2025(1)	977,662

			1,039,312

The accompanying notes are an integral part of these financial statements.

119

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.7% - (continued)
	Diversified Financial Services - 0.1%
$1,045,000	ICBCIL Finance Co., Ltd. 3.00%, 04/05/2020(8)	$1,045,738
	Navient Corp.
460,000	5.88%, 03/25/2021	475,180
390,000	7.25%, 01/25/2022	423,712

		1,944,630

	Electric - 2.0%
	AES Corp.
220,000	4.50%, 03/15/2023	225,500
284,000	4.88%, 05/15/2023	288,260
50,000	5.13%, 09/01/2027	53,375
1,180,000	Berkshire Hathaway Energy Co. 3.25%, 04/15/2028	1,247,626
	Cleco Corporate Holdings LLC
1,130,000	3.38%, 09/15/2029(1)	1,134,868
457,000	3.74%, 05/01/2026	472,255
75,000	4.97%, 05/01/2046	83,233
	Commonwealth Edison Co.
1,420,000	3.65%, 06/15/2046	1,508,243
370,000	4.00%, 03/01/2048	416,388
375,000	Connecticut Light & Power Co. 4.00%, 04/01/2048	430,676
415,000	Dominion Energy South Carolina, Inc. 5.10%, 06/01/2065	539,833
1,525,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,743,760
970,000	Duke Energy Florida LLC 3.40%, 10/01/2046	988,406
1,245,000	Duke Energy Indiana LLC 3.25%, 10/01/2049	1,245,167
1,495,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,737,040
	Evergy, Inc.
730,000	2.45%, 09/15/2024	734,335
1,805,000	2.90%, 09/15/2029	1,796,520
	Exelon Corp.
2,275,000	2.85%, 06/15/2020	2,280,232
2,745,000	3.95%, 06/15/2025	2,953,229
360,000	Florida Power & Light Co. 3.99%, 03/01/2049	413,156
1,835,000	Georgia Power Co. 4.30%, 03/15/2042	2,013,585
1,465,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	1,515,597
	MidAmerican Energy Co.
925,000	3.15%, 04/15/2050	913,728
380,000	3.65%, 08/01/2048	410,979
2,580,000	NextEra Energy Capital Holdings, Inc. 3.15%, 04/01/2024	2,675,670
395,000	Northern States Power Co. 2.90%, 03/01/2050(6)	377,368
1,130,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	1,331,269
	Oncor Electric Delivery Co. LLC
360,000	3.10%, 09/15/2049	351,879
565,000	5.75%, 03/15/2029	697,709
360,000	PacifiCorp. 4.15%, 02/15/2050	413,748
395,000	Public Service Electric & Gas Co. 3.80%, 03/01/2046	435,714
1,820,000	Public Service Enterprise Group, Inc. 2.88%, 06/15/2024	1,860,620
2,070,000	Puget Energy, Inc. 3.65%, 05/15/2025	2,144,229
205,000	Sempra Energy 4.00%, 02/01/2048	215,478
	Southern California Edison Co.
1,380,000	2.85%, 08/01/2029(6)	1,378,746
511,000	4.00%, 04/01/2047	538,008
299,000	4.13%, 03/01/2048	319,483
	Southern Co.
625,000	2.95%, 07/01/2023	641,131
1,495,000	3.25%, 07/01/2026	1,557,630
35,000	4.40%, 07/01/2046	38,817
380,000	Union Electric Co. 4.00%, 04/01/2048	421,753
700,000	Xcel Energy, Inc. 3.50%, 12/01/2049	711,694

		41,256,937

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.7% - (continued)
	Engineering & Construction - 0.8%
$2,250,000	Fluor Corp. 4.25%, 09/15/2028	$2,265,873
4,250,000	International Airport Finance S.A. 12.00%, 03/15/2033(1)(6)	4,664,375
	SBA Tower Trust
4,815,000	3.17%, 04/09/2047(1)	4,864,299
4,540,000	3.45%, 03/15/2048(1)	4,677,446

		16,471,993

	Entertainment - 0.1%
	GLP Capital L.P. / GLP Financing II, Inc.
1,260,000	5.30%, 01/15/2029	1,399,482
275,000	5.38%, 04/15/2026	303,985
	WMG Acquisition Corp.
445,000	4.88%, 11/01/2024(1)	460,575
260,000	5.00%, 08/01/2023(1)	265,850

		2,429,892

	Environmental Control - 0.1%
	Clean Harbors, Inc.
144,000	4.88%, 07/15/2027(1)	151,560
116,000	5.13%, 07/15/2029(1)	124,422
	Waste Management, Inc.
1,100,000	3.20%, 06/15/2026	1,152,450
430,000	3.45%, 06/15/2029	460,511
160,000	4.15%, 07/15/2049	183,078

		2,072,021

	Food - 0.3%
	Conagra Brands, Inc.
775,000	4.30%, 05/01/2024	834,680
240,000	4.60%, 11/01/2025	265,157
5,270,000	NBM U.S. Holdings, Inc. 7.00%, 05/14/2026(1)	5,707,463
285,000	TreeHouse Foods, Inc. 6.00%, 02/15/2024(1)	295,331

		7,102,631

	Food Service - 0.0%
585,000	Aramark Services, Inc. 5.00%, 02/01/2028(1)	616,444

	Forest Products & Paper - 0.2%
4,120,000	Suzano Austria GmbH 5.00%, 01/15/2030	4,331,026

	Gas - 0.3%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
70,000	5.63%, 05/20/2024	75,600
375,000	5.88%, 08/20/2026	413,437
2,000,000	Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	2,009,371
	Sempra Energy
1,445,000	2.40%, 02/01/2020	1,445,099
1,615,000	3.40%, 02/01/2028	1,674,242
720,000	3.80%, 02/01/2038	752,894

		6,370,643

	Healthcare-Products - 0.3%
1,145,000	Alcon Finance Corp. 3.00%, 09/23/2029(1)	1,164,930
3,925,000	Becton Dickinson and Co. 3.36%, 06/06/2024	4,088,050
140,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	144,025
255,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	262,210

		5,659,215

	Healthcare-Services - 0.7%
700,000	Aetna, Inc. 2.80%, 06/15/2023	711,377
	Anthem, Inc.
1,780,000	2.88%, 09/15/2029	1,773,275
1,960,000	3.50%, 08/15/2024	2,055,009
285,000	4.38%, 12/01/2047	314,675
410,000	4.63%, 05/15/2042	462,662

The accompanying notes are an integral part of these financial statements.

120

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.7% - (continued)
		Healthcare-Services - 0.7% - (continued)
		Centene Corp.
	$85,000	4.25%, 12/15/2027(1)	$87,444
	90,000	4.63%, 12/15/2029(1)	94,621
	535,000	CHS/Community Health Systems, Inc. 5.13%, 08/01/2021	535,000
	1,210,000	CommonSpirit Health 3.35%, 10/01/2029	1,217,426
	1,095,000	HCA, Inc. 4.13%, 06/15/2029	1,161,882
		UnitedHealth Group, Inc.
	1,420,000	2.38%, 08/15/2024	1,438,842
	1,205,000	2.88%, 08/15/2029	1,240,294
	830,000	3.50%, 08/15/2039	871,657
	860,000	3.70%, 12/15/2025	930,842
	350,000	3.70%, 08/15/2049	376,204
	405,000	4.75%, 07/15/2045	498,734

			13,769,944

		Home Builders - 0.1%
	595,000	Lennar Corp. 4.75%, 11/29/2027	641,112
	285,000	PulteGroup, Inc. 5.50%, 03/01/2026	318,488
	575,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	626,750

			1,586,350

		Insurance - 0.6%
	1,515,000	Aon Corp. 2.20%, 11/15/2022	1,522,131
	835,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	924,763
		Genworth Holdings, Inc.
	20,000	4.80%, 02/15/2024	19,546
	380,000	4.90%, 08/15/2023	376,200
		Marsh & McLennan Cos., Inc.
	1,480,000	3.88%, 03/15/2024	1,578,860
	660,000	4.38%, 03/15/2029	752,493
	1,035,000	4.75%, 03/15/2039	1,251,413
	415,000	Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/2070(1)	401,330
	345,000	MGIC Investment Corp. 5.75%, 08/15/2023	381,225
		Unum Group
	640,000	4.00%, 06/15/2029	672,218
	1,040,000	4.50%, 12/15/2049	1,015,688
		Willis North America, Inc.
	740,000	2.95%, 09/15/2029	733,458
	1,035,000	3.60%, 05/15/2024	1,081,418
	1,340,000	4.50%, 09/15/2028	1,477,723

			12,188,466

		Internet - 0.6%
		Alibaba Group Holding Ltd.
	2,975,000	3.40%, 12/06/2027	3,099,689
	630,000	4.00%, 12/06/2037	674,368
	790,000	4.20%, 12/06/2047	877,717
	2,245,000	Amazon.com, Inc. 3.88%, 08/22/2037	2,551,632
	150,000	Symantec Corp. 5.00%, 04/15/2025(1)	153,259
		Tencent Holdings Ltd.
	1,210,000	3.60%, 01/19/2028(1)	1,264,907
	2,765,000	3.98%, 04/11/2029(1)	2,986,082

			11,607,654

		Iron/Steel - 0.3%
	285,000	Commercial Metals Co. 5.38%, 07/15/2027	299,250
		Metinvest B.V.
EUR	1,755,000	5.63%, 06/17/2025(1)	1,999,372
	$2,865,000	7.75%, 10/17/2029(1)	2,927,199
	275,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	283,280

			5,509,101

		IT Services - 0.7%
		Apple, Inc.
	5,360,000	2.20%, 09/11/2029	5,259,373
	885,000	3.45%, 02/09/2045	932,891

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.7% - (continued)
	IT Services - 0.7% - (continued)
	International Business Machines Corp.
$2,005,000	3.00%, 05/15/2024	$2,080,625
3,115,000	3.30%, 05/15/2026	3,288,377
2,885,000	3.50%, 05/15/2029	3,103,994

		14,665,260

	Leisure Time - 0.0%
150,000	VOC Escrow Ltd. 5.00%, 02/15/2028(1)	157,125

	Lodging - 0.1%
290,000	Hilton Domestic Operating Co., Inc. 5.13%, 05/01/2026	305,225
975,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	1,003,073
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
59,000	5.25%, 05/15/2027(1)	62,687
91,000	5.50%, 03/01/2025(1)	97,370

		1,468,355

	Machinery - Construction & Mining - 0.0%
365,000	Oshkosh Corp. 5.38%, 03/01/2025	376,406

	Media - 1.5%
	CBS Corp.
850,000	3.70%, 06/01/2028	891,384
1,030,000	4.20%, 06/01/2029	1,122,547
	CCO Holdings LLC / CCO Holdings Capital Corp.
150,000	5.13%, 05/01/2027(1)	158,250
145,000	5.75%, 02/15/2026(1)	152,978
	Charter Communications Operating LLC / Charter Communications Operating Capital
815,000	4.80%, 03/01/2050	859,421
1,245,000	5.13%, 07/01/2049	1,354,997
1,090,000	6.48%, 10/23/2045	1,351,302
	Comcast Corp.
490,000	3.20%, 07/15/2036	501,668
2,055,000	3.25%, 11/01/2039	2,087,611
745,000	3.95%, 10/15/2025	813,102
95,000	4.05%, 11/01/2052	106,435
725,000	4.15%, 10/15/2028	816,599
70,000	4.25%, 10/15/2030	80,070
645,000	4.60%, 10/15/2038	769,012
440,000	4.95%, 10/15/2058	573,417
	Cox Communications, Inc.
3,952,000	3.15%, 08/15/2024(1)	4,063,995
480,000	4.80%, 02/01/2035(1)	531,722
430,000	CSC Holdings LLC 5.50%, 04/15/2027(1)	461,755
	Discovery Communications LLC
840,000	3.80%, 03/13/2024	886,738
19,000	3.95%, 06/15/2025	20,286
905,000	5.00%, 09/20/2037	1,022,818
1,470,000	6.35%, 06/01/2040	1,870,531
555,000	DISH DBS Corp. 5.88%, 11/15/2024	567,141
1,500,000	NBCUniversal Media LLC 5.95%, 04/01/2041	2,064,026
220,000	TEGNA, Inc. 5.50%, 09/15/2024(1)	227,700
4,665,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	6,543,424
	Viacom, Inc.
1,480,000	4.25%, 09/01/2023	1,576,310
55,000	5.88%, 02/28/2057, (5.88% fixed rate until 02/28/2022; 3 mo. USD LIBOR + 3.895% thereafter)(7)	57,200
79,000	6.25%, 02/28/2057, (6.25% fixed rate until 02/28/2027; 3 mo. USD LIBOR + 3.899% thereafter)(7)	87,611
550,000	Videotron Ltd. 5.38%, 06/15/2024(1)	605,000

		32,225,050

The accompanying notes are an integral part of these financial statements.

121

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.7% - (continued)
		Mining - 0.2%
		Anglo American Capital plc
	$775,000	4.50%, 03/15/2028(1)(6)	$830,620
	850,000	4.75%, 04/10/2027(1)	929,799
	1,945,000	4.88%, 05/14/2025(1)	2,137,311
	135,000	Kaiser Aluminum Corp. 4.63%, 03/01/2028(1)	138,510

			4,036,240

		Miscellaneous Manufacturing - 0.0%
	930,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021	938,545

		Office/Business Equipment - 0.0%
	280,000	CDW LLC / CDW Finance Corp. 4.25%, 04/01/2028	293,650

		Oil & Gas - 1.3%
	150,000	Aker BP ASA 5.88%, 03/31/2025(1)	159,375
	685,000	Apache Corp. 4.25%, 01/15/2030(6)	710,495
CAD	1,300,000	Canadian Natural Resources Ltd. 2.05%, 06/01/2020	1,000,796
	$965,000	Continental Resources, Inc. 4.38%, 01/15/2028	1,026,162
	860,000	EnCana Corp. 3.90%, 11/15/2021	880,765
		Hess Corp.
	105,000	6.00%, 01/15/2040	124,074
	2,397,000	7.13%, 03/15/2033	3,031,811
	860,000	7.30%, 08/15/2031	1,096,069
	850,000	Medco Oak Tree Pte Ltd. 7.38%, 05/14/2026(1)	866,072
	295,000	MEG Energy Corp. 6.50%, 01/15/2025(1)	306,829
	150,000	Nabors Industries, Inc. 4.63%, 09/15/2021	149,063
	930,000	Noble Energy, Inc. 5.05%, 11/15/2044	1,034,180
		Occidental Petroleum Corp.
	1,035,000	3.16%, 08/13/2021, 3 mo. USD LIBOR + 1.250%(2)	1,040,495
	65,000	4.50%, 07/15/2044	65,669
	1,415,000	6.95%, 07/01/2024	1,667,010
		Petroleos Mexicanos
	1,650,000	6.63%, 06/15/2035	1,690,425
	3,745,000	6.84%, 01/23/2030(1)	3,993,443
	405,000	7.69%, 01/23/2050(1)	441,993
	2,090,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	2,093,469
		QEP Resources, Inc.
	385,000	5.25%, 05/01/2023	381,150
	10,000	5.38%, 10/01/2022	10,050
	814,000	Saudi Arabian Oil Co. 2.88%, 04/16/2024(1)	826,291
		SM Energy Co.
	255,000	6.13%, 11/15/2022	257,550
	70,000	6.75%, 09/15/2026	68,600
	295,000	Sunoco L.P. / Sunoco Finance Corp. 5.50%, 02/15/2026	306,063
	2,320,000	Tullow Oil plc 7.00%, 03/01/2025(1)	1,953,022
	315,000	Valero Energy Corp. 4.35%, 06/01/2028	347,094
	190,000	WPX Energy, Inc. 5.25%, 09/15/2024	201,875
ARS	93,580,252	YPF S.A. 16.50%, 05/09/2022(1)	765,875

			26,495,765

		Packaging & Containers - 0.1%
	$200,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.13%, 08/15/2026(1)	205,000
	695,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	741,913
	295,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(1)	302,006

			1,248,919

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.7% - (continued)
		Pharmaceuticals - 1.6%
		AbbVie, Inc.
	$2,500,000	2.95%, 11/21/2026(1)	$2,545,409
	4,235,000	3.20%, 11/21/2029(1)	4,308,496
	2,450,000	4.25%, 11/21/2049(1)	2,601,455
	1,115,000	Allergan Finance LLC 4.63%, 10/01/2042	1,167,343
		Bausch Health Cos., Inc.
	315,000	6.50%, 03/15/2022(1)	322,088
	140,000	7.00%, 03/15/2024(1)	145,600
	95,000	Baxalta, Inc. 3.60%, 06/23/2022	97,530
		Bayer U.S. Finance LLC
	835,000	2.58%, 06/25/2021, 3 mo. USD LIBOR + 0.630%(8)	837,635
	2,515,000	4.25%, 12/15/2025(1)	2,714,314
	1,395,000	Bristol-Myers Squibb Co. 3.40%, 07/26/2029(1)	1,492,962
	5,365,000	Cigna Corp. 4.38%, 10/15/2028	5,943,819
		CVS Health Corp.
	1,640,000	5.05%, 03/25/2048	1,943,443
	1,485,000	5.13%, 07/20/2045	1,761,679
	2,360,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	2,533,903
	275,000	Mylan N.V. 5.25%, 06/15/2046	309,309
	1,080,000	Mylan, Inc. 4.55%, 04/15/2028	1,162,693
	1,525,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	1,533,674
	2,965,000	Teva Pharmaceutical Finance Netherlands B.V. 3.15%, 10/01/2026	2,468,362

			33,889,714

		Pipelines - 1.2%
	280,000	Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	314,849
	65,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029(1)	66,794
	215,000	DCP Midstream Operating L.P. 5.60%, 04/01/2044	208,012
CAD	1,300,000	Enbridge, Inc. 4.53%, 03/09/2020	1,005,301
		Energy Transfer Operating L.P.
	$650,000	4.50%, 04/15/2024	692,018
	1,205,000	4.95%, 06/15/2028	1,320,457
	1,390,000	5.25%, 04/15/2029	1,561,957
	555,000	5.50%, 06/01/2027	623,962
	940,000	6.13%, 12/15/2045	1,090,142
	380,000	6.25%, 04/15/2049	458,589
		EQM Midstream Partners L.P.
	1,066,000	4.13%, 12/01/2026	1,005,490
	1,005,000	5.50%, 07/15/2028	987,848
		MPLX L.P.
	1,120,000	4.25%, 12/01/2027(1)	1,179,263
	1,135,000	4.70%, 04/15/2048	1,156,495
	325,000	5.20%, 03/01/2047	351,394
	335,000	5.20%, 12/01/2047(1)	356,758
	155,000	5.50%, 02/15/2049	176,093
	211,000	6.25%, 10/15/2022(1)	215,161
	825,000	ONEOK, Inc. 3.40%, 09/01/2029	838,313
	625,000	Phillips 66 Partners L.P. 3.15%, 12/15/2029	622,814
		Sabine Pass Liquefaction LLC
	625,000	4.20%, 03/15/2028	662,530
	287,000	5.63%, 03/01/2025	323,251
		Sunoco Logistics Partners Operations L.P.
	960,000	4.00%, 10/01/2027	993,262
	175,000	5.30%, 04/01/2044	186,257
	180,000	5.35%, 05/15/2045	193,580
		Texas Eastern Transmission L.P.
	785,000	2.80%, 10/15/2022(1)	792,848
	165,000	3.50%, 01/15/2028(1)	169,518

The accompanying notes are an integral part of these financial statements.

122

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.7% - (continued)
		Pipelines - 1.2% - (continued)
		TransCanada PipeLines Ltd.
	$1,810,000	4.63%, 03/01/2034	$2,064,629
	45,000	6.10%, 06/01/2040	59,579
	825,000	Valero Energy Partners L.P. 4.50%, 03/15/2028	909,022
		Western Midstream Operating L.P.
	2,155,000	4.50%, 03/01/2028	2,127,601
	1,165,000	4.75%, 08/15/2028	1,175,509
	110,000	5.50%, 08/15/2048	96,758
		Williams Cos., Inc.
	72,000	4.90%, 01/15/2045	77,741
	430,000	5.10%, 09/15/2045	479,500
	265,000	5.80%, 11/15/2043	315,617
	243,000	6.30%, 04/15/2040	301,492

			25,160,404

		Real Estate Investment Trusts - 0.1%
	570,000	Equinix, Inc. 5.88%, 01/15/2026	604,918
	2,240,000	SBA Tower Trust 2.84%, 01/15/2025(1)	2,262,832
	160,000	VICI Properties L.P. / VICI Note Co., Inc. 4.25%, 12/01/2026(1)	164,800

			3,032,550

		Retail - 0.3%
	150,000	1011778 BC ULC / New Red Finance, Inc. 4.25%, 05/15/2024(1)	153,750
		Lowe’s Cos., Inc.
	3,075,000	3.38%, 09/15/2025	3,248,784
	95,000	3.70%, 04/15/2046	96,911
	1,035,000	McDonald’s Corp. 3.35%, 04/01/2023	1,078,060
CAD	1,715,000	Nissan Canada, Inc. 1.75%, 04/09/2020	1,319,476
	$315,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	327,600
	445,000	United Rentals North America, Inc. 4.88%, 01/15/2028	463,347
	230,000	William Carter Co. 5.63%, 03/15/2027(1)	247,250

			6,935,178

		Semiconductors - 0.6%
	4,990,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/2027	5,183,402
	1,615,000	Broadcom, Inc. 4.75%, 04/15/2029(1)	1,765,975
	272,000	Entegris, Inc. 4.63%, 02/10/2026(1)	281,520
	745,000	Intel Corp. 4.10%, 05/19/2046	860,115
	2,725,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(1)	2,972,079
	270,000	Qorvo, Inc. 5.50%, 07/15/2026	287,550
	355,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	385,619
	310,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	334,025

			12,070,285

		Software - 0.3%
		CDK Global, Inc.
	150,000	4.88%, 06/01/2027	158,438
	30,000	5.88%, 06/15/2026	32,048
	500,000	Fidelity National Information Services, Inc. 4.25%, 05/15/2028	560,465
	1,710,000	Fiserv, Inc. 3.20%, 07/01/2026	1,770,954
	200,000	IQVIA, Inc. 5.00%, 05/15/2027(1)	211,571
		Microsoft Corp.
	1,160,000	3.70%, 08/08/2046	1,311,674
	750,000	3.95%, 08/08/2056	888,871
	465,000	MSCI, Inc. 5.75%, 08/15/2025(1)	487,669
	260,000	Open Text Corp. 5.88%, 06/01/2026(1)	278,200
	795,000	Oracle Corp. 4.00%, 11/15/2047	889,422

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.7% - (continued)
	Software - 0.3% - (continued)
$310,000	Western Digital Corp. 4.75%, 02/15/2026	$323,175

		6,912,487

	Telecommunications - 2.3%
	AT&T, Inc.
2,035,000	2.80%, 02/17/2021	2,053,328
165,000	2.95%, 07/15/2026	168,215
2,380,000	3.80%, 02/15/2027	2,537,158
165,000	3.88%, 01/15/2026	176,831
120,000	4.13%, 02/17/2026	130,072
4,444,000	4.30%, 02/15/2030	4,938,133
1,970,000	4.35%, 03/01/2029	2,191,650
390,000	4.35%, 06/15/2045	421,049
7,400,000	GTP Acquisition Partners LLC 3.48%, 06/15/2050(1)	7,594,746
	Nokia Oyj
5,000	4.38%, 06/12/2027	5,213
575,000	6.63%, 05/15/2039	665,866
4,375,000	SoftBank Group Corp. 6.00%, 07/19/2023, (6.00% fixed rate until 07/19/2023; 5 year USD ICE Swap + 4.226% thereafter)(7)(8)(9)	4,189,062
425,000	Sprint Corp. 7.13%, 06/15/2024	458,469
2,375,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(1)	2,588,750
	Telecom Italia Capital S.A.
265,000	6.00%, 09/30/2034	284,213
160,000	7.72%, 06/04/2038	196,800
2,310,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(1)	2,468,813
	Telefonica Emisiones S.A.
555,000	4.67%, 03/06/2038	620,931
925,000	4.90%, 03/06/2048	1,059,159
825,000	5.21%, 03/08/2047	979,197
1,000,000	5.52%, 03/01/2049	1,254,572
	Verizon Communications, Inc.
915,000	3.88%, 02/08/2029	1,009,349
965,000	4.02%, 12/03/2029	1,075,729
2,603,000	4.27%, 01/15/2036	2,948,036
3,185,000	4.40%, 11/01/2034	3,692,232
1,735,000	4.50%, 08/10/2033	2,025,283
100,000	4.81%, 03/15/2039	120,716
420,000	5.01%, 08/21/2054	541,795
230,000	5.25%, 03/16/2037	288,864
820,000	Vodafone Group plc 4.25%, 09/17/2050	855,918

		47,540,149

	Transportation - 0.4%
	CSX Corp.
1,065,000	2.40%, 02/15/2030	1,042,061
1,400,000	3.25%, 06/01/2027	1,472,819
415,000	3.35%, 09/15/2049	409,336
405,000	4.30%, 03/01/2048	460,111
170,000	4.50%, 03/15/2049	199,247
400,000	Norfolk Southern Corp. 3.40%, 11/01/2049	397,405
2,975,000	Union Pacific Corp. 4.38%, 09/10/2038	3,411,056

		7,392,035

	Water - 0.0%
905,000	American Water Capital Corp. 4.15%, 06/01/2049	1,025,213

	Total Corporate Bonds (cost $551,590,629)	$578,354,390

The accompanying notes are an integral part of these financial statements.

123

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.3%
		Argentina - 0.0%
EUR	1,780,000	Argentine Republic Government International Bond 5.25%, 01/15/2028(8)	$857,950

		Dominican Republic - 0.3%
	$4,890,000	Dominican Republic International Bond 6.40%, 06/05/2049(1)	5,360,662

		Egypt - 0.0%
	720,000	Egypt Government International Bond 8.50%, 01/31/2047(8)	798,754

		Ghana - 0.1%
	2,135,000	Ghana Government International Bond 7.63%, 05/16/2029(8)	2,174,177

		Hungary - 0.0%
	710,000	Hungary Government International Bond 6.38%, 03/29/2021	748,205

		Italy - 0.1%
		Italy Buoni Ordinari del Tesoro BOT
EUR	755,000	0.30%, 02/28/2020(8)(10)	847,302
	1,135,000	0.36%, 01/14/2020(8)(10)	1,273,223

			2,120,525

		Japan - 1.0%
		Japan Treasury Discount Bill
JPY	548,500,000	0.15%, 02/17/2020(10)	5,049,117
	457,850,000	0.15%, 05/11/2020(10)	4,216,083
	686,800,000	0.17%, 02/10/2020(10)	6,322,039
	285,650,000	0.22%, 01/27/2020(10)	2,629,259
	228,950,000	0.30%, 01/08/2020(10)	2,107,176

			20,323,674

		Panama - 0.1%
	$1,110,000	Panama Government International Bond 3.16%, 01/23/2030	1,143,300

		Romania - 0.5%
		Romanian Government International Bond
EUR	785,000	3.88%, 10/29/2035(8)	1,022,212
	4,440,000	4.63%, 04/03/2049(8)	6,141,649
	1,222,000	4.63%, 04/03/2049(1)	1,690,337
	$1,176,000	6.13%, 01/22/2044(8)	1,521,847

			10,376,045

		Senegal - 0.1%
	2,115,000	Senegal Government International Bond 6.25%, 05/23/2033(8)	2,221,736

		Supranational - 1.8%
NZD	15,745,000	Asian Development Bank 3.00%, 01/17/2023	11,020,088
		Inter-American Development Bank
CAD	14,175,000	1.70%, 10/10/2024	10,757,739
AUD	14,230,000	2.75%, 10/30/2025(8)	10,652,155
CAD	7,200,000	International Finance Corp. 1.38%, 09/13/2024	5,385,182

			37,815,164

		Tunisia - 0.2%
		Banque Centrale de Tunisie International Bond
EUR	1,405,000	6.38%, 07/15/2026(1)	1,562,107
	1,805,000	6.75%, 10/31/2023(1)	2,091,106

			3,653,213

		United Arab Emirates - 0.1%
	$2,665,000	Abu Dhabi Government International Bond 3.13%, 09/30/2049(1)	2,598,375

		Uruguay - 0.0%
	205,000	Uruguay Government International Bond 4.98%, 04/20/2055	241,551

		Total Foreign Government Obligations (cost $89,858,655)	$90,433,331

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 1.0%
	Development - 0.0%
	California State, GO Taxable
$110,000	7.30%, 10/01/2039	$167,972
105,000	7.60%, 11/01/2040	173,325
175,000	7.63%, 03/01/2040	280,215

		621,512

	Education - 0.2%
	Chicago, IL, Board of Education, GO
365,000	6.04%, 12/01/2029	395,653
985,000	6.14%, 12/01/2039	1,069,927
1,750,000	6.32%, 11/01/2029	1,951,827

		3,417,407

	General - 0.3%
5,445,000	Philadelphia Auth for Industrial Dev 6.55%, 10/15/2028	6,794,652

	General Obligation - 0.4%
	California State, GO Taxable
115,000	7.35%, 11/01/2039	176,654
1,570,000	7.55%, 04/01/2039	2,518,312
	State of Illinois, GO
3,345,164	4.95%, 06/01/2023(6)	3,490,979
280,000	5.00%, 01/01/2023	294,179
610,000	5.56%, 02/01/2021	626,848
980,000	5.95%, 04/01/2022	1,044,004

		8,150,976

	Utility - Electric - 0.1%
1,577,000	Municipal Electric Auth, GA 6.64%, 04/01/2057	2,123,399

	Total Municipal Bonds (cost $20,110,699)	$21,107,946

SENIOR FLOATING RATE INTERESTS - 2.5%(11)
	Advertising - 0.0%
$349,484	Acosta, Inc. 7.00%, 09/26/2021, 1 mo. USD LIBOR + 3.250%	$81,954
309,225	Clear Channel Outdoor Holdings, Inc. 5.30%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	310,660

		392,614

	Aerospace/Defense - 0.1%
299,855	Circor International, Inc. 5.24%, 12/11/2024, 1 mo. USD LIBOR + 3.500%	300,754
567,946	TransDigm, Inc. 4.30%, 06/09/2023, 1 mo. USD LIBOR + 2.500%	569,485

		870,239

	Agriculture - 0.0%
750,718	Pinnacle Operating Corp. 7.30%, 11/15/2021, 1 mo. USD LIBOR + 5.500%	739,457

	Airlines - 0.0%
280,000	WestJet Airlines Ltd. 0.00%, 12/11/2026, 1 mo. USD LIBOR + 3.000%(12)	282,251

	Auto Manufacturers - 0.0%
152,288	Navistar International Corp. 5.24%, 11/06/2024, 1 mo. USD LIBOR + 3.500%	151,652

	Auto Parts & Equipment - 0.1%
233,825	Adient U.S. LLC 6.18%, 05/06/2024, 1 mo. USD LIBOR + 4.250%	234,936
199,813	Altra Industrial Motion Corp. 3.80%, 10/01/2025, 1 mo. USD LIBOR + 2.000%	200,229

The accompanying notes are an integral part of these financial statements.

124

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(11) - (continued)
		Auto Parts & Equipment - 0.1% - (continued)
		Panther BF Aggregator L.P.
EUR	710,000	3.75%, 04/30/2026, 1 mo. EURIBOR + 3.750%	$799,147
	$473,813	5.31%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	474,703

			1,709,015

		Biotechnology - 0.0%
EUR	100,000	Grifols S.A. 2.25%, 11/15/2027	113,067

		Chemicals - 0.1%
	185,986	CTC AcquiCo GmbH 2.50%, 03/07/2025, 3 mo. EURIBOR + 2.500%	206,772
	$119,400	Hexion, Inc. 5.60%, 07/01/2026, 1 mo. USD LIBOR + 3.500%	119,848
	123,438	LTI Holdings, Inc. 5.30%, 09/06/2025, 1 mo. USD LIBOR + 3.500%	110,521
		Starfruit Finco B.V.
EUR	100,000	3.75%, 10/01/2025, 3 mo. EURIBOR + 3.750%	112,824
	$96,715	4.96%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	96,635
		Univar, Inc.
	100,000	0.00%, 07/01/2026(12)	100,350
	350,013	4.05%, 07/01/2024, 1 mo. USD LIBOR + 2.250%	351,238

			1,098,188

		Coal - 0.0%
	686,686	Foresight Energy LLC 7.66%, 03/28/2022, 3 mo. USD LIBOR + 5.750%	$292,824

		Commercial Services - 0.2%
		Allied Universal Holdco LLC
	189,565	6.05%, 07/10/2026, 3 mo. USD LIBOR + 4.250%	190,513
	18,768	6.06%, 07/10/2026, 1 mo. USD LIBOR + 4.250%(13)	18,862
	276,500	APX Group, Inc. 6.85%, 04/01/2024, 2 mo. USD LIBOR + 5.000%	276,586
	122,188	Ascend Learning LLC 4.80%, 07/12/2024, 1 mo. USD LIBOR + 3.000%	122,875
	100,000	Belron Finance U.S. LLC 4.44%, 11/07/2026, 1 mo. USD LIBOR + 2.500%	100,313
	375,166	Blackhawk Network Holdings, Inc. 4.80%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	374,776
	123,023	Capital Automotive L.P. 7.80%, 03/24/2025, 1 mo. USD LIBOR + 6.000%	123,208
	415,000	Dun & Bradstreet Corp. 6.79%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	418,287
	66,000	Energizer Holdings, Inc. 4.00%, 12/17/2025, 1 mo. USD LIBOR + 2.250%	66,274
	105,000	Garda World Security Corp. 6.66%, 10/30/2026, 1 mo. USD LIBOR + 4.750%	105,591
	605,769	Quikrete Holdings, Inc. 4.55%, 11/15/2023, 1 mo. USD LIBOR + 2.750%	607,823
EUR	211,950	Techem GmbH 3.50%, 07/31/2025, 3 mo. EURIBOR + 3.500%	238,735
	$1,004,250	Tempo Acquisition LLC 4.55%, 05/01/2024, 1 mo. USD LIBOR + 3.000%	1,009,482
EUR	135,000	Verisure Holding AB 3.50%, 10/21/2022, 3 mo. EURIBOR + 3.500%	152,064
	$121,084	Weight Watchers International, Inc. 6.72%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	121,236

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(11) - (continued)
		Commercial Services - 0.2% - (continued)
	$414,357	Xerox Business Services LLC 4.30%, 12/07/2023, 1 mo. USD LIBOR + 2.500%	$412,285

			4,338,910

		Construction Materials - 0.0%
	265,950	NCI Building Systems, Inc. 5.49%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	265,035

		Distribution/Wholesale - 0.1%
	972,563	American Builders & Contractors Supply Co., Inc. 3.80%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	976,822
	175,000	SRS Distribution, Inc. 0.00%, 05/23/2025, 1 mo. USD LIBOR + 4.500%(12)	175,219

			1,152,041

		Diversified Financial Services - 0.1%
		AlixPartners LLP
EUR	99,250	3.25%, 04/04/2024, 3 mo. EURIBOR + 3.250%	111,839
	$457,075	4.55%, 04/04/2024, 3 mo. USD LIBOR + 2.750%	459,219
	153,450	Aretec Group, Inc. 6.05%, 10/01/2025, 3 mo. USD LIBOR + 4.250%	151,245
		Crown Finance U.S., Inc.
EUR	33,186	2.38%, 02/28/2025, 1 mo. EURIBOR + 2.375%	37,280
	$183,844	4.05%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	183,593
	227,700	Financial & Risk U.S. Holdings, Inc. 5.05%, 10/01/2025, 1 mo. USD LIBOR + 3.750%	229,635
	138,950	Minotaur Acquisition, Inc. 6.80%, 03/27/2026, 1 mo. USD LIBOR + 5.000%	136,171
EUR	185,208	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	206,857
	$276,450	RP Crown Parent LLC 4.56%, 10/12/2023, 1 mo. USD LIBOR + 2.750%	278,006
	99,486	UFC Holdings LLC 5.05%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	100,066
	207,709	Victory Capital Holdings, Inc. 5.35%, 07/01/2026, 1 mo. USD LIBOR + 3.250%	209,007

			2,102,918

		Electric - 0.0%
	320,150	Seadrill Partners Finco LLC 7.95%, 02/21/2021, 3 mo. USD LIBOR + 6.000%	159,374

		Electronics - 0.0%
	125,000	Pitney Bowes, Inc. 0.00%, 12/05/2026, 1 mo. USD LIBOR + 4.000%(12)	123,476

		Energy - Alternate Sources - 0.0%
	261,025	BCP Renaissance Parent LLC 5.45%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	230,681
	98,000	Medallion Midland Acquisition LLC 5.05%, 10/30/2024, 1 mo. USD LIBOR + 3.250%	96,775

			327,456

		Engineering & Construction - 0.0%
	731,250	Brand Energy & Infrastructure Services, Inc. 6.24%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	728,508

The accompanying notes are an integral part of these financial statements.

125

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(11) - (continued)
		Entertainment - 0.0%
	$426,319	Scientific Games International, Inc. 4.55%, 08/14/2024, 2 mo. USD LIBOR + 2.750%	$427,031
	118,500	Wyndham Hotels & Resorts, Inc. 3.55%, 05/30/2025, 1 mo. USD LIBOR + 1.750%	119,029

			546,060

		Food - 0.1%
	99,750	B&G Foods, Inc. 4.30%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	100,456
	490,934	Hostess Brands LLC 4.14%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	492,529
	249,375	U.S. Foods, Inc. 3.80%, 09/13/2026, 1 mo. USD LIBOR + 2.000%	250,233

			843,218

		Food Service - 0.0%
	99,000	8th Avenue Food & Provisions, Inc. 5.49%, 10/01/2025, 3 mo. USD LIBOR + 3.750%	99,330
		Aramark Services, Inc.
	110,000	0.00%, 01/27/2027(12)	110,516
	111,920	3.55%, 03/11/2025, 3 mo. USD LIBOR + 1.750%	112,304

			322,150

		Gas - 0.0%
	104,213	Messer Industries GmbH 4.45%, 03/01/2026, 1 mo. USD LIBOR + 2.500%	104,704

		Healthcare - Products - 0.0%
	209,250	Lifescan Global Corp. 8.06%, 10/01/2024, 3 mo. USD LIBOR + 6.000%	198,699
	206,952	Parexel International Corp. 4.55%, 09/27/2024, 1 mo. USD LIBOR + 2.750%	202,739

			401,438

		Healthcare - Services - 0.2%
	355,312	CDRH Parent, Inc. 6.15%, 07/01/2021, 3 mo. USD LIBOR + 4.250%	257,527
	100,000	CPI Holdco LLC 6.20%, 11/04/2026, 1 mo. USD LIBOR + 4.250%	100,250
	130,212	DentalCorp Perfect Smile ULC 5.55%, 06/06/2025, 1 mo. USD LIBOR + 3.750%	129,343
	272,250	Envision Healthcare Corp. 5.55%, 10/10/2025, 1 mo. USD LIBOR + 3.750%	231,549
	306,898	Global Medical Response, Inc. 5.04%, 04/28/2022, 1 mo. USD LIBOR + 3.250%	299,943
EUR	216,700	IQVIA, Inc. 2.00%, 06/11/2025, 3 mo. EURIBOR + 2.000%	243,750
	$676,019	Jaguar Holding Co. 4.30%, 08/18/2022, 3 mo. USD LIBOR + 2.500%	679,170
		MED ParentCo L.P.
	60,069	1.68%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(13)	59,976
	240,088	6.05%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	239,714
	455,175	MPH Acquisition Holdings LLC 4.70%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	448,102
	201,377	Syneos Health, Inc. 3.80%, 08/01/2024, 1 mo. USD LIBOR + 2.000%	202,384
	550,000	Zelis Healthcare Corp. 6.55%, 09/30/2026, 1 mo. USD LIBOR + 4.750%	552,293

			3,444,001

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(11) - (continued)
	Household Products - 0.0%
$289,100	Diamond (BC) B.V. 4.93%, 09/06/2024, 2 mo. USD LIBOR + 3.000%	$282,451
290,250	Revlon Consumer Products Corp. 5.41%, 09/07/2023, 1 mo. USD LIBOR + 3.500%	221,405

		503,856

	Insurance - 0.1%
	Asurion LLC
735,864	4.80%, 08/04/2022, 1 mo. USD LIBOR + 3.000%	739,698
548,558	4.80%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	551,399
375,000	8.30%, 08/04/2025, 1 mo. USD LIBOR + 6.500%	379,313
221,625	Hub International Ltd. 4.69%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	221,332
	Sedgwick Claims Management Services, Inc.
282,150	5.05%, 12/31/2025, 1 mo. USD LIBOR + 3.250%	282,063
547,250	5.80%, 09/03/2026, 1 mo. USD LIBOR + 4.000%	551,699

		2,725,504

	Leisure Time - 0.1%
436,258	Caesars Resort Collection LLC 4.55%, 12/23/2024, 1 mo. USD LIBOR + 2.750%	436,712
795,546	Delta (LUX) S.a.r.l. 4.30%, 02/01/2024, 1 mo. USD LIBOR + 2.500%	798,282
733,400	Golden Entertainment, Inc. 4.80%, 10/21/2024, 1 mo. USD LIBOR + 3.000%	735,234
143,550	Penn National Gaming, Inc. 4.05%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	143,998

		2,114,226

	Lodging - 0.0%
172,902	Boyd Gaming Corp. 3.85%, 09/15/2023, 1 week USD LIBOR + 2.250%	173,934
540,867	Caesars Entertainment Operating Co. 3.80%, 10/07/2024, 1 mo. USD LIBOR + 2.000%	543,668

		717,602

	Machinery - Construction & Mining - 0.0%
267,300	Brookfield WEC Holdings, Inc. 5.30%, 08/01/2025, 1 mo. USD LIBOR + 3.500%	268,928
84,887	Pike Corp. 5.05%, 07/24/2026, 1 mo. USD LIBOR + 3.250%	85,283

		354,211

	Machinery - Diversified - 0.0%
262,106	Gates Global LLC 4.55%, 04/01/2024, 3 mo. USD LIBOR + 2.750%	262,106

	Media - 0.3%
191,100	Altice Financing S.A. 4.52%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	189,787
487,076	AVSC Holding Corp. 5.09%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	484,641
1,520,621	Charter Communications Operating LLC 3.55%, 02/01/2027, 3 mo. USD LIBOR + 1.750%	1,529,182
442,250	CSC Holdings LLC 4.24%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	443,723
161,432	Gray Television, Inc. 4.20%, 01/02/2026, 1 mo. ICE LIBOR + 2.500%	162,341

The accompanying notes are an integral part of these financial statements.

126

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(11) - (continued)
	Media - 0.3% - (continued)
$275,000	Houghton Mifflin Harcourt Publishing Co. 0.00%, 11/22/2024(12)	$273,166
650,903	ION Media Networks, Inc. 4.81%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	652,804
265,455	MTN Infrastructure TopCo, Inc. 4.80%, 11/15/2024, 1 mo. USD LIBOR + 3.000%	265,190
94,574	NASCAR Holdings, Inc. 4.50%, 10/19/2026, 1 mo. USD LIBOR + 2.750%	95,556
290,000	Nexstar Broadcasting, Inc. 4.45%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	291,351
275,000	Shutterfly, Inc. 7.93%, 10/01/2026, 1 mo. USD LIBOR + 6.000%	257,353
187,031	Sinclair Television Group, Inc. 4.24%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	187,499
220,000	Telenet Financing USD LLC 3.99%, 08/15/2026, 1 mo. USD LIBOR + 2.250%	221,054
230,000	Terrier Media Buyer, Inc. 0.00%, 12/17/2026(12)	232,157
90,868	Web.com Group, Inc. 5.50%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	90,733
124,407	William Morris Endeavor Entertainment LLC 4.61%, 05/18/2025, 1 mo. USD LIBOR + 2.750%	123,656

		5,500,193

	Metal Fabricate/Hardware - 0.0%
233,251	Rexnord LLC 3.54%, 08/21/2024, 1 mo. USD LIBOR + 1.750%	234,214

	Miscellaneous Manufacturing - 0.1%
124,700	H.B. Fuller Co. 3.77%, 10/20/2024, 1 mo. USD LIBOR + 2.000%	124,985
99,750	Tamko Building Products, Inc. 5.14%, 06/01/2026, 1 mo. USD LIBOR + 3.250%	100,498
522,963	USI, Inc. 4.95%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	522,440

		747,923

	Oil & Gas - 0.1%
	BCP Raptor LLC
154,766	6.05%, 06/24/2024, 2 mo. USD LIBOR + 4.250%	142,384
114,425	6.55%, 11/03/2025, 1 mo. USD LIBOR + 4.750%	105,271
455,000	California Resources Corp. 12.18%, 12/31/2021, 1 mo. USD LIBOR + 10.375%	337,460
764,040	Fieldwood Energy LLC 7.18%, 04/11/2022, 1 mo. USD LIBOR + 5.250%	635,849
212,313	NorthRiver Midstream Finance LP 5.35%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	212,402
690,293	PES Holdings LLC 6.62%, 12/31/2022, 1 mo. USD LIBOR + 6.990%(14)	260,013
118,500	Traverse Midstream Partners LLC 5.80%, 09/27/2024, 3 mo. USD LIBOR + 4.000%	106,413

		1,799,792

	Oil & Gas Services - 0.0%
149,250	Lower Cadence Holdings LLC 5.80%, 05/22/2026, 1 mo. USD LIBOR + 4.000%	147,292

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(11) - (continued)
		Oil & Gas Services - 0.0% - (continued)
	$532,325	UGI Energy Services LLC 5.55%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	$534,987

			682,279

		Packaging & Containers - 0.1%
		Berry Global, Inc.
EUR	134,325	2.50%, 07/01/2026, 3 mo. EURIBOR + 2.500%	150,888
	$398,000	4.22%, 07/01/2026, 3 mo. USD LIBOR + 2.500%	398,665
	361,864	Flex Acquisition Co., Inc. 5.09%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	358,397
	198,850	Proampac PG Borrower LLC 5.38%, 11/20/2023, 1 mo. USD LIBOR + 3.500%	195,495
	538,142	Reynolds Group Holdings, Inc. 4.55%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	539,406

			1,642,851

		Pharmaceuticals - 0.1%
	439,150	Bausch Health Cos., Inc. 4.74%, 06/02/2025, 1 mo. USD LIBOR + 3.000%	441,345
	114,138	Catalent Pharma Solutions, Inc. 4.05%, 05/18/2026, 1 mo. USD LIBOR + 2.250%	114,458
	799,500	Endo Luxembourg Finance Co., S.a r.l. 6.06%, 04/29/2024, 1 mo. USD LIBOR + 4.250%	763,523
	545,000	Sunshine Luxembourg S.a.r.l. 6.20%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	549,573

			1,868,899

		Real Estate - 0.0%
	286,364	VICI Properties LLC 3.79%, 12/20/2024, 1 mo. USD LIBOR + 2.000%	287,546

		Retail - 0.1%
	654,925	Bass Pro Group LLC 6.80%, 09/25/2024, 1 mo. USD LIBOR + 5.000%	652,469
	388,409	Coty, Inc. 3.96%, 04/07/2025, 1 mo. USD LIBOR + 2.250%	379,992
	490,155	Harbor Freight Tools USA, Inc. 4.30%, 08/18/2023, 1 mo. USD LIBOR + 2.500%	487,876
	314,866	Neiman Marcus Group Ltd. LLC 7.71%, 10/25/2023, 1 mo. USD LIBOR + 6.000%	258,977
	133,313	Rodan & Fields LLC 5.74%, 06/16/2025, 1 mo. USD LIBOR + 4.000%	77,321
	384,182	Staples, Inc. 6.69%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	377,125
	495,694	U.S. Foods, Inc. 3.55%, 06/27/2023, 1 mo. USD LIBOR + 2.000%	497,037

			2,730,797

		Semiconductors - 0.0%
	89,610	Cabot Microelectronics Corp. 3.81%, 11/14/2025, 1 mo. USD LIBOR + 2.000%	89,946
	120,727	Microchip Technology, Inc. 3.80%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	121,331

			211,277

		Software - 0.3%
	510,701	Almonde, Inc. 5.70%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	506,447

The accompanying notes are an integral part of these financial statements.

127

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(11) - (continued)
	Software - 0.3% - (continued)
$565,184	Change Healthcare Holdings LLC 4.30%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	$566,687
285,000	DCert Buyer, Inc. 5.80%, 10/16/2026, 1 mo. USD LIBOR + 4.000%	285,641
341,416	Epicor Software Corp. 5.05%, 06/01/2022, 1 mo. USD LIBOR + 3.250%	342,953
804,506	Hyland Software, Inc. 5.30%, 07/01/2024, 1 mo. USD LIBOR + 3.250%	808,030
719,723	Infor U.S., Inc. 4.70%, 02/01/2022, 1 mo. USD LIBOR + 2.750%	722,551
390,000	Playtika Holding Corp. 0.00%, 12/10/2024(12)	393,705
138,600	Quest Software U.S. Holdings, Inc. 6.18%, 05/16/2025, 3 mo. USD LIBOR + 4.250%	137,128
57,564	SS&C Technologies Holdings Europe S.a.r.l. 4.05%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	57,934
408,853	SS&C Technologies, Inc. 4.05%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	411,391
139,650	Ultimate Software Group, Inc. 5.55%, 05/04/2026, 1 mo. USD LIBOR + 3.750%	140,457
1,330,146	WEX, Inc. 4.05%, 05/15/2026, 1 mo. USD LIBOR + 2.250%	1,337,355

		5,710,279

	Telecommunications - 0.2%
690,581	Altice France S.A. 5.43%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	690,581
197,980	CenturyLink, Inc. 4.55%, 01/31/2025, 1 mo. USD LIBOR + 2.750%	198,673
202,397	Level 3 Financing Inc. 3.55%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	203,030
135,000	Liberty Latin America Ltd. 6.74%, 10/22/2026, 1 mo. USD LIBOR + 5.000%	136,519
	Sprint Communications, Inc.
991,950	4.31%, 02/02/2024, 1 mo. USD LIBOR + 2.500%	982,279
99,000	4.81%, 02/02/2024, 1 mo. USD LIBOR + 3.000%	98,505
642,416	Univision Communications, Inc. 4.55%, 03/15/2024, 1 mo. USD LIBOR + 2.750%	633,435
158,000	Zacapa LLC 6.95%, 07/02/2025, 1 mo. USD LIBOR + 5.000%	159,054
361,056	Zayo Group LLC 4.05%, 01/19/2024, 1 mo. USD LIBOR + 2.250%	361,977

		3,464,053

	Transportation - 0.0%
221,250	Savage Enterprises LLC 5.74%, 08/01/2025, 1 mo. USD LIBOR + 4.000%	223,699

	Total Senior Floating Rate Interests (cost $53,935,565)	$52,289,903

U.S. GOVERNMENT AGENCIES - 53.5%
	Mortgage-Backed Agencies - 53.5%
	FHLMC - 7.8%
$115,551	0.00%, 11/15/2036(15)(16)	$103,790
52,532,115	0.13%, 10/25/2020(3)(5)	30,563
20,978,853	0.61%, 03/25/2027(3)(5)	804,726
1,856,418	1.75%, 10/15/2042	1,821,727
719,095	2.50%, 05/15/2028(5)	49,858
2,071,519	3.00%, 03/15/2028(5)	143,069
2,068,870	3.00%, 08/01/2029	2,144,011

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 53.5% - (continued)
	FHLMC - 7.8% - (continued)
$923,933	3.00%, 05/15/2032(5)	$52,732
753,379	3.00%, 03/15/2033(5)	80,384
5,421,693	3.00%, 04/01/2033	5,575,842
5,218,556	3.00%, 11/01/2036	5,346,152
3,464,643	3.00%, 01/01/2037	3,549,341
4,225,000	3.00%, 08/15/2043	4,285,755
1,154,423	3.00%, 05/15/2046	1,189,067
8,355,556	3.00%, 11/01/2046	8,581,040
2,225,530	3.00%, 12/01/2046	2,288,070
36,023	3.00%, 02/01/2048	36,719
1,064,470	3.25%, 11/15/2041	1,102,962
969,925	3.50%, 06/15/2026(5)	42,440
388,759	3.50%, 09/15/2026(5)	30,659
635,813	3.50%, 03/15/2027(5)	43,652
4,316,460	3.50%, 08/01/2034	4,519,891
2,676,130	3.50%, 03/15/2041(5)	225,563
1,219,756	3.50%, 06/01/2046	1,272,159
5,046,062	3.50%, 10/01/2047	5,243,225
55,670,421	3.50%, 03/01/2048	57,866,354
234,831	3.50%, 08/01/2048	243,909
3,118,856	4.00%, 08/01/2025	3,254,775
1,398,169	4.00%, 12/15/2026(5)	103,391
2,381,480	4.00%, 07/15/2027(5)	170,943
1,076,492	4.00%, 03/15/2028(5)	79,517
604,253	4.00%, 06/15/2028(5)	49,297
1,341,808	4.00%, 07/15/2030(5)	137,237
997,616	4.00%, 11/15/2040	1,079,800
3,522,919	4.00%, 05/01/2042	3,780,110
1,095,589	4.00%, 08/01/2042	1,173,061
1,459,194	4.00%, 09/01/2042	1,562,010
282,160	4.00%, 07/01/2044	296,435
264,373	4.00%, 06/01/2045	280,337
1,444,357	4.00%, 02/01/2046	1,530,680
593,467	4.00%, 09/01/2048	620,653
3,890,413	4.00%, 11/01/2049	4,054,850
764,630	4.00%, 12/01/2049	799,679
711,278	4.50%, 09/01/2044	765,077
2,189,358	4.75%, 07/15/2039	2,421,884
59,537	5.00%, 02/01/2023	63,558
125,327	5.00%, 08/01/2023	133,760
78,788	5.00%, 03/01/2028	84,135
35,610	5.00%, 08/01/2029	38,301
65,512	5.00%, 07/01/2030	70,457
330,508	5.00%, 03/01/2031	355,841
512,690	5.00%, 05/01/2031	551,687
847,042	5.00%, 09/01/2031	909,923
627,216	5.00%, 11/01/2031	672,694
186,140	5.00%, 07/01/2032	200,253
1,008,746	5.00%, 09/15/2033(5)	181,312
16,509	5.00%, 12/01/2034	17,643
16,171	5.00%, 11/01/2035	17,842
33,972	5.00%, 03/01/2039	37,418
333,667	5.00%, 08/01/2039	368,159
15,148	5.00%, 09/01/2039	16,714
14,374	5.00%, 12/01/2039	15,861
12,295	5.00%, 04/01/2041	13,360
34,190	5.00%, 04/01/2044	37,664
18,304	5.00%, 05/01/2044	19,688
28,288	5.00%, 05/01/2047	30,349
1,286,036	5.00%, 02/15/2048(5)	258,622
79,512	5.00%, 08/01/2048	85,089
28,180	5.00%, 11/01/2048	30,152
143,950	5.00%, 01/01/2049	153,938
830,346	5.00%, 02/01/2049	888,472
4,209,953	5.00%, 03/01/2049	4,498,842

The accompanying notes are an integral part of these financial statements.

128

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 53.5% - (continued)
	FHLMC - 7.8% - (continued)
$9,093,189	5.00%, 10/01/2049	$9,708,380
39,339	5.50%, 03/01/2028	42,397
85,550	5.50%, 04/01/2033	95,349
820,308	5.50%, 05/01/2034	923,871
981	5.50%, 11/01/2035	1,073
16,316	5.50%, 05/01/2037	18,316
42,870	5.50%, 11/01/2037	48,189
77,867	5.50%, 02/01/2038	87,489
32,155	5.50%, 04/01/2038	36,096
40,473	5.50%, 06/01/2038	45,453
4,385,204	5.50%, 08/01/2038	4,927,390
444,222	5.50%, 09/01/2038	498,742
8,741	5.50%, 12/01/2039	9,846
113,669	5.50%, 02/01/2040	127,620
369,455	5.50%, 05/01/2040	414,813
365,166	5.50%, 08/01/2040	409,936
1,603,902	5.50%, 06/01/2041	1,799,649
1,350	6.00%, 07/01/2029	1,487
198,050	6.00%, 10/01/2032	227,200
181,532	6.00%, 11/01/2032	202,641
246,325	6.00%, 12/01/2032	282,569
17,867	6.00%, 11/01/2033	20,498
32,519	6.00%, 01/01/2034	37,297
18,911	6.00%, 02/01/2034	21,696
207,770	6.00%, 08/01/2034	238,206
215,296	6.00%, 09/01/2034	246,798
222,494	6.00%, 01/01/2035	247,049
1,525,771	6.00%, 11/01/2037	1,750,700
250	6.50%, 08/01/2032	278
761,165	6.50%, 07/15/2036	857,424
158,078	6.50%, 12/01/2037	178,744
97	7.50%, 09/01/2029	104
674	7.50%, 11/01/2031	739

		162,093,169

	FNMA - 9.6%
124,580	0.00%, 03/25/2036(15)(16)	107,221
1,031,362	0.00%, 06/25/2036(15)(16)	923,433
11,894,253	1.57%, 05/25/2029(3)(5)	1,239,205
2,149,226	1.75%, 12/25/2042	2,107,514
1,656,527	2.00%, 09/25/2039	1,611,927
1,068,899	2.00%, 08/25/2043	1,053,734
2,922,121	2.13%, 05/25/2046(3)(5)	149,818
2,851,874	2.26%, 04/25/2055(3)(5)	176,699
2,104,936	2.28%, 06/25/2055(3)(5)	107,613
741,039	2.50%, 06/25/2028(5)	47,123
209,311	2.50%, 01/01/2043	207,331
4,325,811	2.50%, 02/01/2043	4,304,953
1,754,682	2.50%, 03/01/2043	1,746,221
3,404,654	2.50%, 05/01/2043	3,388,270
2,413,081	2.50%, 06/01/2043	2,401,468
1,394,520	2.50%, 04/01/2045	1,387,794
2,579,898	2.51%, 08/25/2044(3)(5)	139,791
1,638,541	3.00%, 02/25/2027(5)	95,629
678,885	3.00%, 09/25/2027(5)	49,574
4,465,019	3.00%, 01/25/2028(5)	311,942
3,366,653	3.00%, 03/01/2037	3,456,259
1,577,207	3.00%, 05/25/2047	1,611,178
5,885,717	3.00%, 09/25/2047	6,001,016
4,737,140	3.00%, 06/25/2048	4,851,111
4,025,916	3.00%, 10/25/2048	4,147,898
4,454,456	3.00%, 08/25/2049	4,569,813
4,349,000	3.13%, 01/01/2030	4,565,271
472,171	3.24%, 12/01/2026	498,109
735,298	3.50%, 05/25/2027(5)	58,699
1,154,934	3.50%, 10/25/2027(5)	94,842

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 53.5% - (continued)
	FNMA - 9.6% - (continued)
$1,322,259	3.50%, 05/25/2030(5)	$129,416
380,209	3.50%, 08/25/2030(5)	35,534
821,089	3.50%, 02/25/2031(5)	59,551
792,631	3.50%, 09/25/2035(5)	97,860
1,723,973	3.50%, 10/01/2044	1,823,921
2,013,594	3.50%, 02/01/2045	2,103,426
3,886,268	3.50%, 09/01/2046	4,040,372
1,911,126	3.50%, 10/01/2046	1,987,618
785,046	3.50%, 10/25/2046(5)	159,345
1,277,157	3.50%, 11/01/2046	1,351,234
1,261,152	3.50%, 09/01/2047	1,323,863
4,768,041	3.50%, 11/25/2047	5,006,529
930,825	3.50%, 12/01/2047	980,589
5,582,703	3.50%, 01/01/2048	5,796,669
991,003	3.50%, 02/01/2048	1,038,609
1,366,556	3.50%, 02/25/2048	1,413,622
8,155,944	3.50%, 09/01/2057	8,581,123
4,910,361	3.50%, 05/01/2058	5,157,342
5,223,194	3.50%, 12/25/2058	5,465,221
1,913,338	3.74%, 06/01/2026	2,066,554
1,498,918	4.00%, 06/01/2025	1,562,696
469,029	4.00%, 10/01/2025	489,295
349,531	4.00%, 04/25/2032(5)	45,152
3,669,062	4.00%, 10/01/2040	3,935,320
1,646,646	4.00%, 11/01/2040	1,766,109
1,221,055	4.00%, 12/01/2040	1,309,523
595,986	4.00%, 02/01/2041	639,227
1,413,053	4.00%, 03/01/2041	1,515,740
3,444,286	4.00%, 06/01/2041	3,668,234
554,698	4.00%, 03/25/2042(5)	59,453
662,897	4.00%, 08/01/2042	709,169
1,217,952	4.00%, 09/01/2042	1,303,589
316,077	4.00%, 11/25/2042(5)	44,889
266,299	4.00%, 03/01/2045	282,188
1,105,784	4.00%, 07/01/2045	1,188,458
617,985	4.00%, 05/01/2046	652,657
1,375,272	4.00%, 06/01/2046	1,448,737
1,347,171	4.00%, 04/01/2047	1,447,646
8,558,555	4.00%, 07/01/2048	8,922,055
3,743,347	4.00%, 09/01/2048	3,906,081
4,565,680	4.00%, 02/01/2049	4,759,601
5,394,800	4.00%, 11/01/2049	5,633,910
8,172,500	4.00%, 12/01/2049	8,517,931
382,730	4.50%, 04/01/2025	402,578
545,641	4.50%, 07/25/2027(5)	43,034
938,948	4.50%, 09/01/2035	1,017,700
3,580,563	4.50%, 08/01/2040	3,897,499
3,231,659	4.50%, 10/01/2040	3,508,965
1,408,779	4.50%, 10/01/2041	1,529,075
1,283,835	4.50%, 09/01/2043	1,393,759
6,560,657	4.50%, 01/01/2051	7,033,583
1,475	5.00%, 01/01/2020	1,522
392,425	5.00%, 06/01/2022	406,295
187,509	5.00%, 06/01/2025	195,017
477,462	5.00%, 04/25/2038	514,388
6,872,787	5.00%, 12/01/2048	7,342,403
3,400,124	5.00%, 02/01/2049	3,633,265
400,976	5.00%, 03/01/2049	428,795
262,756	5.47%, 05/25/2042(3)(5)	25,962
56	5.50%, 01/01/2020	56
1	5.50%, 03/01/2020	1
29,881	5.50%, 05/01/2020	29,922
76,428	5.50%, 06/01/2022	78,030
199,287	5.50%, 06/01/2033	222,323
152,614	5.50%, 08/01/2033	167,053

The accompanying notes are an integral part of these financial statements.

129

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 53.5% - (continued)
	FNMA - 9.6% - (continued)
$1,001,704	5.50%, 09/01/2033	$1,127,447
997,088	5.50%, 12/01/2033	1,121,513
676,349	5.50%, 01/01/2034	760,647
3,498,384	5.50%, 11/01/2035	3,937,692
1,006,445	5.50%, 04/01/2036	1,132,561
808,571	5.50%, 09/01/2036	910,066
66,125	5.50%, 01/01/2037	73,764
550,591	5.50%, 04/25/2037	621,181
2,244,370	5.50%, 06/25/2042(5)	495,375
2,658,038	5.50%, 08/25/2044(5)	563,574
754	6.00%, 03/01/2022	759
360,267	6.00%, 12/01/2032	403,412
341,117	6.00%, 01/01/2033	388,640
70,507	6.00%, 02/01/2033	77,649
445,001	6.00%, 03/01/2033	503,456
884,419	6.00%, 02/01/2037	1,012,303
2,214,983	6.00%, 01/25/2042(5)	378,421
1,560,548	6.00%, 09/25/2047(5)	369,698
564	6.50%, 05/01/2031	626
959	6.50%, 09/01/2031	1,076
1,314	6.50%, 07/01/2032	1,483
1,169	7.00%, 07/01/2029	1,339
86	7.00%, 12/01/2030	88
611	7.00%, 02/01/2032	641
172	7.00%, 03/01/2032	201
1,758	7.00%, 09/01/2032	1,865
975	7.50%, 10/01/2022	1,026
1,385	7.50%, 06/01/2027	1,570
1,984	7.50%, 10/01/2029	2,022
12,628	7.50%, 03/01/2030	14,073
7,797	7.50%, 04/01/2030	8,283
998	7.50%, 06/01/2030	1,144
1,700	7.50%, 07/01/2030	1,921
439	7.50%, 08/01/2030	498
5,183	7.50%, 10/01/2030	5,228
7,153	7.50%, 01/01/2031	7,286
18,033	7.50%, 05/01/2031	20,425
6,141	7.50%, 06/01/2031	6,320
1,463	7.50%, 08/01/2031	1,645
32,383	7.50%, 09/01/2031	33,453
209	7.50%, 05/01/2032	240

		199,699,350

	UMBS - 19.5%
44,960,000	2.50%, 01/16/2035(17)	45,370,963
19,000,000	3.00%, 01/16/2035(17)	19,472,773
277,738,000	3.00%, 01/14/2050(17)	281,687,087
8,731,000	3.50%, 01/14/2050(17)	8,981,675
6,650,000	4.00%, 01/14/2050(17)	6,916,520
37,690,000	4.50%, 01/14/2050(17)	39,681,975
4,890,500	5.00%, 01/14/2050(17)	5,228,250

		407,339,243

	GNMA - 16.6%
1,729,260	1.75%, 09/20/2043	1,713,150
1,626,222	2.00%, 01/20/2042	1,620,940
1,574,162	2.50%, 12/16/2039	1,598,992
2,405,879	2.50%, 07/20/2041	2,439,750
821,299	3.00%, 09/20/2028(5)	61,989
545,562	3.00%, 02/16/2043(5)	79,211
5,518,469	3.00%, 03/15/2045	5,682,540
326,499	3.00%, 04/15/2045	336,199
3,785,095	3.00%, 07/15/2045	3,895,365
80,504	3.00%, 08/15/2045	82,748
1,373,473	3.00%, 10/20/2047	1,400,091
123,950,000	3.00%, 01/01/2050(17)	127,344,099

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 53.5% - (continued)
	GNMA - 16.6% - (continued)
$335,605	3.50%, 02/16/2027(5)	$26,489
849,924	3.50%, 03/20/2027(5)	73,309
779,164	3.50%, 07/20/2040(5)	63,255
1,185,653	3.50%, 02/20/2041(5)	102,778
2,078,877	3.50%, 04/20/2042(5)	205,899
3,214,194	3.50%, 10/20/2042(5)	584,717
369,564	3.50%, 11/15/2042	394,178
10,618	3.50%, 12/15/2042	11,170
221,230	3.50%, 02/15/2043	232,937
13,511	3.50%, 03/15/2043	14,225
1,582,294	3.50%, 04/15/2043	1,666,040
4,068,363	3.50%, 05/15/2043	4,279,140
332,435	3.50%, 05/20/2043(5)	66,444
1,747,475	3.50%, 07/20/2043(5)	221,330
1,984,217	3.50%, 08/20/2047	2,061,292
78,256,000	3.50%, 01/01/2050(17)	80,649,533
242,086	4.00%, 12/16/2026(5)	20,192
3,478,393	4.00%, 05/20/2029(5)	300,237
4,521,477	4.00%, 07/20/2040	4,792,663
5,260,118	4.00%, 09/20/2040	5,577,837
7,861,959	4.00%, 10/20/2040	8,332,992
1,323,680	4.00%, 12/20/2040	1,427,393
389,848	4.00%, 05/16/2042(5)	55,903
611,019	4.00%, 03/20/2043(5)	116,295
275,263	4.00%, 01/20/2044(5)	59,005
2,540,314	4.00%, 01/16/2046(5)	538,269
2,147,444	4.00%, 03/20/2047(5)	337,438
3,377,958	4.00%, 07/20/2047(5)	538,306
1,032,395	4.00%, 11/20/2047	1,089,331
4,418,563	4.00%, 03/20/2048	4,613,932
48,881,000	4.00%, 01/01/2050(17)	50,591,836
239,840	4.50%, 11/15/2039	260,952
1,716,017	4.50%, 05/15/2040	1,876,830
5,152,437	4.50%, 05/20/2040	5,564,821
213,480	4.50%, 07/15/2041	230,314
1,019,962	4.50%, 04/20/2045(5)	221,080
453,459	4.50%, 01/20/2046	483,981
80,000	4.50%, 01/01/2050(17)	83,638
2,526,009	5.00%, 02/16/2040(5)	519,834
555,120	5.00%, 05/20/2040	613,312
1,379,421	5.00%, 06/15/2041	1,535,718
1,569,210	5.00%, 10/16/2041(5)	275,874
2,113,786	5.00%, 03/15/2044	2,351,785
602,076	5.00%, 01/16/2047(5)	130,330
4,400,000	5.00%, 01/01/2050(17)	4,697,859
458,277	5.50%, 03/15/2033	504,586
649,198	5.50%, 04/15/2033	726,318
749,683	5.50%, 05/15/2033	833,542
1,018,679	5.50%, 10/20/2034	1,146,272
2,126,294	5.50%, 03/20/2039(5)	426,106
1,843,081	5.50%, 02/16/2047(5)	436,485
1,113,388	5.50%, 02/20/2047(5)	214,749
1,301	6.00%, 12/15/2023	1,432
990	6.00%, 01/15/2029	1,090
1,077	6.00%, 04/15/2029	1,214
42,561	6.00%, 12/15/2031	47,355
809	6.00%, 10/15/2032	924
18,173	6.00%, 06/15/2033	20,735
1,167	6.00%, 03/15/2034	1,289
48,158	6.00%, 08/15/2034	54,984
74,116	6.00%, 09/15/2034	82,347
39,601	6.00%, 02/15/2035	45,220
217,237	6.00%, 12/15/2035	239,727
24,810	6.00%, 02/15/2036	27,315
168,915	6.00%, 03/15/2036	193,125

The accompanying notes are an integral part of these financial statements.

130

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 53.5% - (continued)
	GNMA - 16.6% - (continued)
$16,999	6.00%, 04/15/2036	$18,715
100,794	6.00%, 05/15/2036	113,690
191,464	6.00%, 06/15/2036	216,585
63,338	6.00%, 07/15/2036	70,031
18,940	6.00%, 08/15/2036	20,888
154,504	6.00%, 02/15/2037	176,398
587	6.00%, 05/15/2037	667
324,556	6.00%, 06/15/2037	370,292
249,560	6.00%, 07/15/2037	285,264
64,233	6.00%, 08/15/2037	73,410
86,411	6.00%, 10/15/2037	98,856
47,207	6.00%, 11/15/2037	52,841
78,323	6.00%, 12/15/2037	89,542
154,280	6.00%, 01/15/2038	177,757
10,705	6.00%, 02/15/2038	11,931
24,818	6.00%, 05/15/2038	28,352
7,470	6.00%, 06/15/2038	8,446
28,120	6.00%, 08/15/2038	31,730
91,476	6.00%, 09/15/2038	103,015
107,938	6.00%, 10/15/2038	123,591
228,595	6.00%, 11/15/2038	261,669
67,777	6.00%, 12/15/2038	77,015
1,399	6.00%, 01/15/2039	1,585
35,282	6.00%, 08/15/2039	39,258
58,310	6.00%, 11/15/2039	65,928
13,580	6.00%, 02/15/2040	14,951
763,916	6.00%, 06/15/2040	874,422
140,385	6.00%, 07/15/2040	160,559
1,681,444	6.00%, 09/20/2040(5)	361,930
791,538	6.00%, 06/15/2041	904,668
1,637,838	6.00%, 02/20/2046(5)	400,259
21,183	6.50%, 06/15/2028	23,367
455	6.50%, 07/15/2028	502
1,768	6.50%, 08/15/2028	1,950
14,371	6.50%, 09/15/2028	15,852
898	6.50%, 10/15/2028	991
2,791	6.50%, 11/15/2028	3,079
4,572	6.50%, 12/15/2028	5,043
5,494	6.50%, 01/15/2029	6,061
20,413	6.50%, 02/15/2029	22,517
149,204	6.50%, 03/15/2029	164,591
30,311	6.50%, 04/15/2029	33,437
19,307	6.50%, 05/15/2029	21,298
153,150	6.50%, 06/15/2029	168,944
6,162	6.50%, 07/15/2029	6,797
201	6.50%, 03/15/2031	221
181,707	6.50%, 04/15/2031	200,444
41,940	6.50%, 05/15/2031	47,592
7,456	6.50%, 06/15/2031	8,353
166,729	6.50%, 07/15/2031	184,303
89,210	6.50%, 08/15/2031	98,409
122,823	6.50%, 09/15/2031	135,510
143,160	6.50%, 10/15/2031	157,923
276,551	6.50%, 11/15/2031	305,327
57,514	6.50%, 12/15/2031	63,445
195,967	6.50%, 01/15/2032	217,104
49,916	6.50%, 02/15/2032	56,713
39,150	6.50%, 03/15/2032	43,187
177,954	6.50%, 04/15/2032	200,295
666	6.50%, 05/15/2032	735
34,692	6.50%, 06/15/2032	38,269
2,452	7.00%, 06/20/2030	2,525
588	7.00%, 02/15/2031	647
180	7.00%, 06/15/2031	191
146	7.00%, 08/15/2031	164

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 53.5% - (continued)
	GNMA - 16.6% - (continued)
$544	8.50%, 11/15/2024	$545

		346,621,158

	Total U.S. Government Agencies (cost $1,103,579,249)	$1,115,752,920

U.S. GOVERNMENT SECURITIES - 13.2%
	U.S. Treasury Securities - 13.2%
	U.S. Treasury Bonds - 8.6%
$5,119,000	2.50%, 02/15/2046	$5,239,177
13,709,000	2.88%, 11/15/2046(18)	15,074,545
1,095,000	3.00%, 05/15/2045	1,225,245
6,430,000	3.00%, 02/15/2048(19)	7,246,811
15,000,000	3.00%, 08/15/2048	16,936,523
5,365,000	3.00%, 02/15/2049	6,068,318
8,770,000	3.13%, 02/15/2043	9,966,625
47,195,000	3.13%, 08/15/2044(18)(19)	53,804,144
8,240,000	3.13%, 05/15/2048	9,512,050
42,820,000	3.38%, 05/15/2044(20)	50,781,844
2,015,000	3.75%, 11/15/2043	2,524,968

		178,380,250

	U.S. Treasury Notes - 4.6%
10,950,201	0.25%, 07/15/2029(21)	11,056,460
27,419,077	0.38%, 07/15/2027(21)	27,968,337
16,244,550	0.63%, 01/15/2026(21)	16,742,337
11,001,292	0.88%, 01/15/2029(21)	11,682,240
3,650,753	1.00%, 02/15/2049(21)	4,056,522
23,310,000	2.63%, 02/15/2029	24,721,348

		96,227,244

	Total U.S. Government Securities (cost $262,143,129)	$274,607,494

COMMON STOCKS - 0.0%
	Energy - 0.0%
64,657	Ascent Resources - Marcellus LLC Class A*(22)(23)	$80,821
30,559	Philadelphia Energy Solutions Class A	3,820
14,557	Templar Energy LLC Class A*	146

		84,787

	Total Common Stocks (cost $593,434)	$84,787

PREFERRED STOCKS - 0.1%
	Banks - 0.1%
2,242	U.S. Bancorp Series A, 3.50%(2)(9)	$1,972,960

	Total Preferred Stocks (cost $1,591,820)	$1,972,960

WARRANTS - 0.0%
	Energy - 0.0%
16,740	Ascent Resources - Marcellus LLC Expires 3/30/23*(22)(23)	$167

	Total Warrants (cost $1,339)	$167

	Total Long-Term Investments (cost $2,636,265,585)	$2,688,267,356

SHORT-TERM INVESTMENTS - 3.7%
	Commercial Paper - 0.5%
	Bank of China Ltd.
$750,000	2.13%, 02/28/2020(10)	$747,426

The accompanying notes are an integral part of these financial statements.

131

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.7% - (continued)
		Commercial Paper - 0.5% - (continued)
	$250,000	2.19%, 02/28/2020(10)	$249,118
CAD	70,000	Bank of Nova Scotia 1.90%, 02/07/2020(10)	53,800
	250,000	Caterpillar Financial Services Corp. 1.73%, 01/13/2020(10)	192,404
	$1,000,000	Enel Finance America 2.01%, 01/23/2020(10)	998,735
	1,000,000	General Electric Co. 1.99%, 02/13/2020(10)	997,611
		General Motors Financial Co., Inc.
	250,000	1.79%, 01/06/2020(10)	249,926
	1,000,000	2.13%, 01/21/2020(10)	998,778
	510,000	Intesa Funding LLC_ 2.28%, 06/08/2020(10)	504,939
	1,000,000	Korea Development Bank 1.92%, 05/07/2020(10)	993,518
CAD	1,660,000	Royal Bank of Canada 1.77%, 02/04/2020(10)	1,276,181
	2,000,000	Suncor Energy 1.83%, 01/31/2020(10)	1,537,787
	665,000	Toronto-Dominion Bank 1.58%, 01/07/2020(10)	511,954
		TransCanada PipeLines Ltd.
	$1,000,000	2.01%, 02/18/2020(10)	997,307
	635,000	2.08%, 03/10/2020(10)	632,361

			10,941,845

		Foreign Government Obligations - 0.1%
		Provincial - 0.1%
CAD	2,200,000	Newfoundland T-Bill 1.74%, 01/09/2020(10)	1,693,541

		Other Investment Pools & Funds - 2.7%
	57,349,753	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.52%(24)	57,349,753

		Securities Lending Collateral - 0.4%
	385,225	Citibank NA DDCA, 1.54%, 1/2/2020(24)	385,225
	1,867,979	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.52%(24)	1,867,979
	1,721,459	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(24)	1,721,459
	860,729	JPMorgan Prime Money Market Fund, 1.69%(24)	860,729
	2,295,278	Morgan Stanley Institutional Liquidity Funds, Prime Portfolio, Institutional Class, 1.72%(24)	2,295,278
	573,820	State Street Institutional Liquid Reserves Fund, 1.70%(24)	573,820

			7,704,490

		Total Short-Term Investments (cost $77,602,282)	$77,689,629

Total Investments Excluding Purchased Options (cost $2,713,867,867)	132.5%	$2,765,956,985

Total Purchased Options (cost $2,813,962)	0.1%	$2,626,843

Total Investments (cost $2,716,681,829)	132.6%	$2,768,583,828
Other Assets and Liabilities	(32.6)%	(681,063,684)

Total Net Assets	100.0%	$2,087,520,144

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $550,716,188, representing 26.4% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2019. Base lending rates may be subject to a floor or cap.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Securities disclosed are interest-only strips.

(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(8)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $41,102,014, representing 2.0% of net assets.

(9)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(10)	The rate shown represents current yield to maturity.

(11)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of December 31, 2019.

(12)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(13)

This security, or a portion of this security, has unfunded loan commitments. As of December 31, 2019, the aggregate value of the unfunded commitment was $78,838, which rounds to 0.0% of total net assets.

(14)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

The accompanying notes are an integral part of these financial statements.

132

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Schedule of Investments – (continued)

December 31, 2019

(15)	Securities disclosed are principal-only strips.

(16)	Security is a zero-coupon bond.

(17)	Represents or includes a TBA transaction.

(18)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of December 31, 2019, the market value of securities pledged was $3,355,824.

(19)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of December 31, 2019, the market value of securities pledged was $2,581,660.

(20)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of December 31, 2019, the market value of securities pledged was $11,385,000.

(21)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(22)	Investment valued using significant unobservable inputs.

(23)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2019, the aggregate fair value of these securities was $80,988, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(24)	Current yield as of period end.

OTC Swaption Contracts Outstanding at December 31, 2019
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 07/20/48*	CITI	2.91%	Pay	07/18/28	USD	3,200,000	3,200,000	$530,560	$374,080	$156,480
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BCLY	2.45%	Pay	08/02/27	USD	1,500,000	1,500,000	244,800	216,283	28,517
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Receive	08/02/27	USD	3,000,000	3,000,000	489,600	308,100	181,500
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 09/24/59*	DEUT	1.85%	Pay	09/20/29	USD	1,075,000	1,075,000	123,625	175,763	(52,138)

Total Calls								$1,388,585	$1,074,226	$314,359

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 07/20/48*	CITI	2.91%	Receive	07/18/28	USD	3,200,000	3,200,000	$178,752	$374,080	$(195,328)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	1.70%	Pay	11/23/20	USD	12,045,000	12,045,000	417,239	301,727	115,512
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BCLY	2.45%	Receive	08/02/27	USD	1,500,000	1,500,000	149,625	295,367	(145,742)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Pay	08/02/27	USD	3,000,000	3,000,000	299,250	592,800	(293,550)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 09/24/59*	DEUT	1.85%	Receive	09/20/29	USD	1,075,000	1,075,000	193,392	175,762	17,630

Total Puts								$1,238,258	$1,739,736	$(501,478)

Total purchased swaption contracts								$2,626,843	$2,813,962	$(187,119)

*	Swaptions with forward premiums.

The accompanying notes are an integral part of these financial statements.

133

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Futures Contracts Outstanding at December 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	405	03/31/2020	$87,277,500	$(32,524)
U.S. Treasury 5-Year Note Future	1,027	03/31/2020	121,811,828	(428,248)
U.S. Treasury 10-Year Note Future	480	03/20/2020	61,642,500	(329,975)
U.S. Treasury Ultra Bond Future	322	03/20/2020	58,493,312	(1,932,082)

Total				$(2,722,829)

Short position contracts:
Euro BUXL 30-Year Bond Future	11	03/06/2020	$2,447,751	$60,696
U.S. Treasury 10-Year Ultra Future	308	03/20/2020	43,336,563	521,893
U.S. Treasury Long Bond Future	258	03/20/2020	40,223,812	802,070

Total				$1,384,659

Total futures contracts				$(1,338,170)

TBA Sale Commitments Outstanding at December 31, 2019
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
UMBS, 3.50%	$39,025,000	1/14/2050	$(40,145,444)	$(80,248)
UMBS, 4.00%	3,200,000	1/16/2035	(3,337,750)	(5,750)
UMBS, 4.00%	10,202,500	1/14/2050	(10,611,397)	(24,708)
UMBS, 5.50%	13,400,000	1/14/2050	(14,430,125)	31,406
UMBS, 6.00%	3,300,000	1/14/2050	(3,636,188)	(2,579)

Total (proceeds receivable $72,079,025)			$(72,160,904)	$(81,879)

At December 31, 2019, the aggregate market value of TBA Sale Commitments represents (3.5)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at December 31, 2019
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	1,377,641	(0.09%)	08/25/37	Monthly	$290,992	$—	$32,698	$(258,294)
ABX.HE.AAA.07	CSI	USD	3,348,775	(0.09%)	08/25/37	Monthly	813,319	—	79,483	(733,836)
ABX.HE.PENAAA.06	MSC	USD	572,270	(0.11%)	05/25/46	Monthly	62,193	—	34,325	(27,868)
ABX.HE.PENAAA.06	JPM	USD	1,306,448	(0.11%)	05/25/46	Monthly	141,644	—	78,232	(63,412)
ABX.HE.PENAAA.06	GSC	USD	544,140	(0.11%)	05/25/46	Monthly	133,950	—	32,638	(101,312)

Total							$1,442,098	$—	$257,376	$(1,184,722)

Sell protection:
ABX.HE.AAA.07	MSC	USD	1,377,640	0.09%	08/25/37	Monthly	$12,160	$—	$(32,695)	$(44,855)
ABX.HE.AAA.07	MSC	USD	3,348,773	0.09%	08/25/37	Monthly	29,746	—	(79,474)	(109,220)
ABX.HE.PENAAA.06	BCLY	USD	2,414,976	0.11%	05/25/46	Monthly	—	(60,960)	(144,852)	(83,892)
CMBX.NA.AAA.12	MSC	USD	7,260,000	0.50%	08/17/61	Monthly	1,358	—	5,642	4,284
CMBX.NA.BB.6	CSI	USD	3,270,000	5.00%	05/11/63	Monthly	—	(647,099)	(367,120)	279,979
CMBX.NA.BB.6	CSI	USD	2,800,000	5.00%	05/11/63	Monthly	—	(484,652)	(314,354)	170,298
CMBX.NA.BB.6	CSI	USD	1,566,000	5.00%	05/11/63	Monthly	—	(271,059)	(175,814)	95,245
CMBX.NA.BB.6	GSC	USD	2,855,000	5.00%	05/11/63	Monthly	—	(293,826)	(320,528)	(26,702)
CMBX.NA.BB.8	MSC	USD	5,083,000	5.00%	10/17/57	Monthly	—	(1,327,654)	(575,413)	752,241
CMBX.NA.BB.8	GSC	USD	3,445,000	5.00%	10/17/57	Monthly	—	(805,632)	(389,985)	415,647
CMBX.NA.BB.8	CSI	USD	2,507,000	5.00%	10/17/57	Monthly	—	(654,772)	(283,801)	370,971
CMBX.NA.BB.8	DEUT	USD	1,455,000	5.00%	10/17/57	Monthly	—	(341,770)	(164,621)	177,149
CMBX.NA.BB.8	GSC	USD	240,000	5.00%	10/17/57	Monthly	—	(25,994)	(27,169)	(1,175)

The accompanying notes are an integral part of these financial statements.

134

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

OTC Credit Default Swap Contracts Outstanding at December 31, 2019 – (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices – (continued):
Sell protection – (continued):
CMBX.NA.BBB-.6	MSC	USD	465,000	3.00%	05/11/63	Monthly	$—	$(38,544)	$(23,488)	$15,056
CMBX.NA.BBB-.6	MSC	USD	4,245,000	3.00%	05/11/63	Monthly	—	(605,968)	(214,415)	391,553
CMBX.NA.BBB-.6	GSC	USD	2,725,000	3.00%	05/11/63	Monthly	—	(292,029)	(137,867)	154,162
CMBX.NA.BBB-.6	CSI	USD	920,000	3.00%	05/11/63	Monthly	—	(123,887)	(46,469)	77,418
CMBX.NA.BBB-.6	DEUT	USD	485,000	3.00%	05/11/63	Monthly	—	(69,966)	(24,498)	45,468

Total							$43,264	$(6,043,812)	$(3,316,921)	$2,683,627

Total traded indices							$1,485,362	$(6,043,812)	$(3,059,545)	$1,498,905

Total OTC contracts							$1,485,362	$(6,043,812)	$(3,059,545)	$1,498,905

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at December 31, 2019
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.33.V2	USD	2,465,100	(5.00%)	12/20/24	Quarterly	$(176,490)	$(241,651)	$(65,161)

Credit default swaps on indices:
Sell protection:
CDX.EM.32.V1	USD	7,955,000	1.00%	12/20/24	Quarterly	$ (406,519)	$ (264,727)	$141,792
CDX.NA.IG.33.V1	USD	20,175,000	1.00%	12/20/24	Quarterly	524,917	529,911	4,994

Total						$118,398	$265,184	$146,786

Total						$(58,092)	$23,533	$81,625

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at December 31, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12 Mo. Federal Funds Rate	1.63% Fixed	USD	13,700,000	11/14/26	Annual	$—	$—	$(58,486)	$(58,486)
3 Mo. USD LIBOR	2.00% Fixed	USD	17,550,000	03/21/23	Semi-Annual	53,251	—	(262,457)	(315,708)
3 Mo. USD LIBOR	2.36% Fixed	USD	26,540,000	04/09/24	Semi-Annual	—	—	(728,025)	(728,025)
3 Mo. USD LIBOR	2.36% Fixed	USD	27,595,000	04/09/24	Semi-Annual	—	—	(761,169)	(761,169)
3 Mo. USD LIBOR	2.36% Fixed	USD	28,350,000	04/09/24	Semi-Annual	—	—	(778,909)	(778,909)
3 Mo. USD LIBOR	2.36% Fixed	USD	37,805,000	04/09/24	Semi-Annual	—	—	(1,035,392)	(1,035,392)
3 Mo. USD LIBOR	1.73% Fixed	USD	11,710,000	10/29/29	Semi-Annual	—	—	177,688	177,688
3 Mo. USD LIBOR	1.72% Fixed	USD	7,045,000	10/29/29	Semi-Annual	—	—	110,808	110,808
3 Mo. USD LIBOR	1.72% Fixed	USD	3,630,000	10/29/29	Semi-Annual	—	—	58,773	58,773
3 Mo. USD LIBOR	1.77% Fixed	USD	5,855,000	10/30/29	Semi-Annual	—	—	68,416	68,416
3 Mo. USD LIBOR	1.77% Fixed	USD	5,855,000	10/30/29	Semi-Annual	—	—	65,980	65,980
3 Mo. USD LIBOR	1.77% Fixed	USD	5,305,000	10/30/29	Semi-Annual	—	—	61,498	61,498
3 Mo. USD LIBOR	1.77% Fixed	USD	5,370,000	10/30/29	Semi-Annual	—	—	60,018	60,018
3 Mo. USD LIBOR	2.75% Fixed	USD	22,395,000	12/20/47	Semi-Annual	—	(468,784)	(3,233,740)	(2,764,956)
3 Mo. USD LIBOR	2.88% Fixed	USD	1,350,000	12/31/48	Semi-Annual	—	—	(253,158)	(253,158)
3 Mo. USD LIBOR	2.87% Fixed	USD	675,000	01/28/49	Semi-Annual	—	—	(124,722)	(124,722)
3 Mo. USD LIBOR	2.39% Fixed	USD	1,625,000	05/31/49	Semi-Annual	—	—	(109,530)	(109,530)
3 Mo. USD LIBOR	1.79% Fixed	USD	450,000	09/24/49	Semi-Annual	—	—	29,351	29,351

Total						$53,251	$(468,784)	$(6,713,056)	$(6,297,523)

The accompanying notes are an integral part of these financial statements.

135

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Foreign Currency Contracts Outstanding at December 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	(Depreciation)
52,200,000	EGP	3,001,725	USD	GSC	03/18/20	$208,054	$—
15,682,127	USD	22,854,000	AUD	SSG	01/31/20	—	(368,236)
500,405	USD	665,000	CAD	SSG	01/07/20	—	(11,732)
1,668,756	USD	2,200,000	CAD	SSG	01/09/20	—	(25,549)
188,936	USD	250,000	CAD	TDB	01/13/20	—	(3,602)
1,512,982	USD	2,000,000	CAD	SCB	01/31/20	—	(27,446)
10,849,770	USD	14,150,000	CAD	SSG	01/31/20	—	(48,762)
5,420,988	USD	7,135,000	CAD	MSC	01/31/20	—	(74,491)
1,259,744	USD	1,660,000	CAD	HSBC	02/04/20	—	(18,822)
53,355	USD	70,000	CAD	HSBC	02/07/20	—	(561)
986,642	USD	1,300,000	CAD	CIBC	03/09/20	—	(14,724)
378,279	USD	500,000	CAD	HSBC	04/09/20	—	(6,882)
921,637	USD	1,215,000	CAD	RBC	04/09/20	—	(14,304)
985,901	USD	1,300,000	CAD	DEUT	06/01/20	—	(15,482)
1,264,119	USD	1,135,000	EUR	SSG	01/14/20	—	(10,142)
2,456,437	USD	2,201,000	EUR	CBK	01/31/20	—	(17,179)
843,234	USD	755,000	EUR	CIBC	02/28/20	—	(6,717)
15,574,059	USD	13,951,000	EUR	CBK	03/18/20	—	(151,855)
2,208,140	USD	1,688,000	GBP	MSC	03/18/20	—	(32,611)
2,110,591	USD	228,950,000	JPY	SSG	01/08/20	2,470	—
2,635,227	USD	285,650,000	JPY	BNP	01/27/20	2,241	—
6,342,830	USD	686,800,000	JPY	SSG	02/10/20	7,584	—
5,052,131	USD	548,500,000	JPY	MSC	02/18/20	—	(9,692)
4,259,815	USD	457,850,000	JPY	JPM	05/11/20	14,427	—
11,028,456	USD	16,767,000	NZD	HSBC	01/31/20	—	(264,284)

Total						$234,776	$(1,123,073)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

136

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$553,663,458	$—	$553,663,458	$—
Corporate Bonds	578,354,390	—	578,354,390	—
Foreign Government Obligations	90,433,331	—	90,433,331	—
Municipal Bonds	21,107,946	—	21,107,946	—
Senior Floating Rate Interests	52,289,903	—	52,289,903	—
U.S. Government Agencies	1,115,752,920	—	1,115,752,920	—
U.S. Government Securities	274,607,494	—	274,607,494	—
Common Stocks
Energy	84,787	—	3,966	80,821
Preferred Stocks	1,972,960	1,972,960	—	—
Warrants	167	—	—	167
Short-Term Investments	77,689,629	65,054,243	12,635,386	—
Purchased Options	2,626,843	—	2,626,843	—
Foreign Currency Contracts(2)	234,776	—	234,776	—
Futures Contracts(2)	1,384,659	1,384,659	—	—
Swaps - Credit Default(2)	3,096,257	—	3,096,257	—
Swaps - Interest Rate(2)	632,532	—	632,532	—

Total	$2,773,932,052	$68,411,862	$2,705,439,202	$80,988

Liabilities
Foreign Currency Contracts(2)	$(1,123,073)	$—	$(1,123,073)	$—
Futures Contracts(2)	(2,722,829)	(2,722,829)	—	—
Swaps - Credit Default(2)	(1,515,727)	—	(1,515,727)	—
Swaps - Interest Rate(2)	(6,930,055)	—	(6,930,055)	—
TBA Sale Commitments	(72,160,904)	—	(72,160,904)	—

Total	$(84,452,588)	$(2,722,829)	$(81,729,759)	$—

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

137

Hartford Ultrashort Bond HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 40.4%
	Asset-Backed - Automobile - 27.7%
	Ally Auto Receivables Trust
$2,275,000	1.93%, 10/17/2022	$2,274,261
100,747	2.72%, 05/17/2021	100,763
847,189	2.85%, 03/15/2022	849,442
	American Credit Acceptance Receivables Trust
1,599,557	2.44%, 12/12/2022(1)	1,601,736
538,840	2.85%, 07/12/2022(1)	539,921
779,960	3.06%, 07/12/2022(1)	781,774
	AmeriCredit Automobile Receivables Trust
1,445,000	2.06%, 04/18/2024	1,445,983
410,000	2.17%, 01/18/2023	410,447
6,295	2.71%, 07/19/2021	6,297
361,852	2.86%, 11/18/2021	362,237
532,516	2.93%, 06/20/2022	534,327
2,390,000	2.97%, 11/20/2023	2,418,552
601,117	3.11%, 01/18/2022	602,540
	ARI Fleet Lease Trust
217,637	1.91%, 04/15/2026(1)	217,414
2,450,000	2.28%, 04/15/2026(1)	2,452,854
268,245	2.55%, 10/15/2026(1)	268,518
614,010	Bank of The West Auto Trust 2.40%, 10/17/2022(1)	615,480
565,000	BMW Floorplan Master Owner Trust 2.06%, 05/15/2023, 1 mo. USD LIBOR + 0.320%(1)(2)	565,836
1,084,193	BMW Vehicle Lease Trust 2.97%, 12/21/2020	1,085,941
	Canadian Pacer Auto Receivables Trust
81,072	2.05%, 03/19/2021(1)	81,066
1,442,964	2.78%, 03/21/2022(1)	1,447,560
390,982	3.00%, 06/21/2021(1)	391,740
	Capital Auto Receivables Asset Trust
95,572	2.02%, 08/20/2021(1)	95,554
531,330	3.02%, 02/22/2021(1)	532,029
	CarMax Auto Owner Trust
450,737	1.40%, 08/15/2021	450,006
503,533	1.88%, 06/15/2021	503,377
1,395,000	2.01%, 03/15/2023	1,395,747
1,130,000	2.21%, 12/15/2022	1,132,532
36,424	2.23%, 05/17/2021	36,424
666,841	2.69%, 07/15/2022	669,246
728,040	2.88%, 10/15/2021	729,453
589,807	3.02%, 07/15/2022	592,346
1,263,900	3.11%, 02/15/2022	1,268,889
865,000	Carvana Auto Receivables Trust 2.20%, 07/15/2022(1)	864,713
	Chesapeake Funding LLC
478,149	1.91%, 08/15/2029(1)	477,672
2,500,806	1.95%, 09/15/2031(1)	2,495,467
1,086,919	2.11%, 08/15/2030, 1 mo. USD LIBOR + 0.370%(1)(2)	1,085,853
730,415	2.12%, 11/15/2029(1)	730,595
238,172	2.19%, 05/15/2029, 1 mo. USD LIBOR + 0.450%(1)(2)	238,354
1,262,384	2.94%, 04/15/2031(1)	1,278,723
587,998	3.04%, 04/15/2030(1)	594,650
822,018	3.39%, 01/15/2031(1)	835,724
	CPS Auto Receivables Trust
469,984	2.17%, 12/15/2022(1)	469,869
1,168,694	2.55%, 09/15/2022(1)	1,171,355
360,386	2.89%, 05/16/2022(1)	361,449
336,129	3.06%, 01/18/2022(1)	336,682
580,353	3.18%, 06/15/2022(1)	582,462
123,178	CPS Auto Trust 2.87%, 09/15/2021(1)	123,249

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 40.4% - (continued)
	Asset-Backed - Automobile - 27.7% - (continued)
	Drive Auto Receivables Trust
$1,145,000	2.16%, 05/15/2023	$1,144,258
835,000	2.32%, 06/15/2022	835,866
605,000	3.04%, 03/15/2023	608,607
1,290,000	3.18%, 10/17/2022	1,293,157
1,487,818	3.34%, 10/15/2022	1,490,656
	DT Auto Owner Trust
1,437,400	2.17%, 05/15/2023(1)	1,437,944
963,561	2.55%, 08/15/2022(1)	965,801
434,804	2.85%, 09/15/2022(1)	436,243
604,022	3.02%, 02/15/2022(1)	605,251
500,124	3.08%, 09/15/2022(1)	501,921
	Enterprise Fleet Financing LLC
183,550	1.97%, 01/20/2023(1)	183,479
1,880,000	2.06%, 05/20/2025(1)	1,878,172
1,420,206	2.13%, 05/22/2023(1)	1,419,768
1,715,000	2.29%, 02/20/2025(1)	1,720,777
673,140	2.87%, 10/20/2023(1)	675,985
1,470,000	2.98%, 10/20/2024(1)	1,484,143
1,087,328	3.14%, 02/20/2024(1)	1,095,850
466,528	3.38%, 05/20/2024(1)	472,824
	Exeter Automobile Receivables Trust
1,189,920	2.18%, 01/17/2023(1)	1,190,280
687,575	2.59%, 09/15/2022(1)	688,801
28,804	2.90%, 01/18/2022(1)	28,811
755,000	2.93%, 07/15/2022(1)	757,371
113,737	3.05%, 12/15/2021(1)	113,794
620,173	3.20%, 04/15/2022(1)	621,418
	First Investors Auto Owner Trust
1,583,076	2.21%, 09/16/2024(1)	1,582,524
701,624	2.66%, 05/16/2022	703,835
61,381	2.84%, 05/16/2022(1)	61,408
636,280	2.89%, 03/15/2024(1)	640,876
391,364	3.23%, 12/15/2022(1)	392,898
	Flagship Credit Auto Trust
100,386	1.88%, 10/15/2021(1)	100,323
915,196	2.17%, 06/17/2024(1)	915,509
1,822,856	2.33%, 02/15/2024(1)	1,826,228
1,411,875	2.83%, 10/16/2023(1)	1,420,364
436,954	3.07%, 02/15/2023(1)	438,934
930,921	3.11%, 08/15/2023(1)	938,810
1,281,684	3.41%, 05/15/2023(1)	1,293,284
	Ford Credit Auto Lease Trust
1,515,000	2.28%, 02/15/2022	1,519,639
1,220,443	2.35%, 02/15/2022	1,222,608
3,085	2.71%, 12/15/2020	3,086
1,416,686	2.84%, 09/15/2021	1,420,808
732,966	2.93%, 04/15/2021	733,551
	Ford Credit Auto Owner Trust
368,265	2.01%, 03/15/2022	368,437
1,000,000	2.12%, 07/15/2026(1)	999,941
1,756,125	2.78%, 02/15/2022	1,762,201
	GM Financial Automobile Leasing Trust
1,185,000	2.03%, 06/20/2022	1,184,759
1,320,000	2.09%, 10/20/2021	1,320,536
490,000	2.67%, 03/21/2022	493,691
66,583	2.89%, 09/21/2020	66,608
693,825	2.91%, 04/20/2021	695,957
805,000	2.98%, 12/20/2021	812,099
1,122,067	GM Financial Consumer Automobile 1.78%, 10/18/2021(1)	1,121,482
	GM Financial Consumer Automobile Receivables Trust
574,352	2.74%, 07/16/2021	574,835
539,332	2.93%, 11/16/2021	540,305
692,194	2.99%, 03/16/2022	693,880

The accompanying notes are an integral part of these financial statements.

138

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 40.4% - (continued)
	Asset-Backed - Automobile - 27.7% - (continued)
$2,147,882	Great American Auto Leasing, Inc. 2.97%, 06/15/2021(1)	$2,156,549
	Honda Auto Receivables Owner Trust
1,835,000	1.90%, 04/15/2022	1,834,637
243,679	2.67%, 12/21/2020	243,885
547,455	2.98%, 05/17/2021	549,164
1,723,887	Huntington Auto Trust 1.93%, 04/15/2022	1,723,023
	Hyundai Auto Lease Securitization Trust
1,645,000	2.08%, 12/15/2021(1)	1,646,046
571,199	2.81%, 12/15/2020(1)	571,687
1,747,931	2.92%, 07/15/2021(1)	1,756,069
	Hyundai Auto Receivables Trust
81,788	2.55%, 04/15/2021	81,835
796,394	2.55%, 11/15/2021	796,489
719,699	Mercedes-Benz Auto Lease Trust 3.01%, 02/16/2021	721,074
	Mercedes-Benz Auto Receivables Trust
27,718	1.26%, 02/16/2021	27,707
286,928	2.71%, 04/15/2021	287,150
1,240,204	Nissan Auto Lease Trust 3.03%, 02/16/2021	1,242,496
	Nissan Auto Receivables Owner Trust
1,650,000	1.97%, 09/15/2022	1,650,936
828,370	2.82%, 01/18/2022	831,159
113,754	OneMain Direct Auto Receivables Trust 2.31%, 12/14/2021(1)	113,729
	Prestige Auto Receivables Trust
1,226,567	2.44%, 07/15/2022(1)	1,227,966
269,960	2.97%, 12/15/2021(1)	270,206
	Santander Drive Auto Receivables Trust
900,000	3.00%, 12/15/2022	903,243
9,252	3.03%, 02/15/2022	9,255
596,554	Santander Retail Auto Lease Trust 2.72%, 01/20/2022(1)	599,790
	Securitized Term Auto Receivables Trust
1,113,998	2.21%, 06/25/2021(1)	1,114,433
295,451	2.81%, 12/29/2020(1)	295,699
2,280,000	2.99%, 02/27/2023(1)	2,304,900
758,469	Toyota Auto Receivables Owner Trust 2.83%, 10/15/2021	761,124
641,283	United Auto Credit Securitization Trust 2.82%, 07/12/2021(1)	642,348
845,000	USAA Auto Owner Trust 2.26%, 02/15/2022	846,344
	Volkswagen Auto Lease Trust
1,430,000	1.99%, 11/21/2022	1,431,385
1,655,000	2.00%, 03/21/2022	1,654,760
388,585	Volkswagen Auto Loan Enhanced Trust 2.81%, 07/20/2021	389,290
	Westlake Automobile Receivables Trust
1,295,000	2.15%, 02/15/2023(1)	1,295,056
127,690	2.84%, 09/15/2021(1)	127,743
1,265,491	3.06%, 05/16/2022(1)	1,270,017
	Wheels SPV LLC
63,372	1.88%, 04/20/2026(1)	63,355
442,051	2.37%, 06/22/2020(1)	442,341
1,383,868	3.06%, 04/20/2027(1)	1,391,334
	World Omni Auto Receivables Trust
823,718	2.63%, 06/15/2022	826,213
497,496	2.80%, 01/18/2022	498,259
844,318	3.01%, 04/15/2022	846,745
1,415,302	3.02%, 04/15/2022	1,420,703
	World Omni Automobile Lease Securitization Trust
100,186	2.59%, 11/16/2020	100,202
702,218	2.96%, 06/15/2021	704,559
1,480,000	World Omni Select Auto Trust 2.06%, 08/15/2023	1,479,658

		124,758,265

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 40.4% - (continued)
	Asset-Backed - Credit Card - 0.2%
$915,000	Barclays Dryrock Issuance Trust 2.07%, 03/15/2023, 1 mo. USD LIBOR + 0.330%(2)	$915,601

	Asset-Backed - Finance & Insurance - 8.3%
	CNH Equipment Trust
2,845,000	1.99%, 03/15/2023	2,844,648
725,000	2.55%, 09/15/2022	727,568
339,831	2.78%, 08/16/2021	339,998
679,054	2.93%, 12/15/2021	680,479
1,095,670	2.96%, 05/16/2022	1,100,125
	DLL LLC
2,280,000	2.13%, 01/20/2022(1)	2,278,989
640,899	2.79%, 11/22/2021(1)	642,914
1,225,000	2.89%, 04/20/2023(1)	1,238,007
312,925	Ellington Financial Mortgage Trust 2.74%, 11/25/2059(1)(3)	312,787
1,150,000	Evergreen Credit Card Trust 1.90%, 09/15/2024(1)	1,144,933
	GMF Floorplan Owner Revolving Trust
2,675,000	2.17%, 07/15/2022, 1 mo. USD LIBOR + 0.430%(1)(2)	2,677,034
1,440,000	2.31%, 01/18/2022, 1 mo. USD LIBOR + 0.570%(1)(2)	1,440,187
742,000	2.70%, 04/15/2024(1)	746,181
	HPEFS Equipment Trust
875,000	2.19%, 09/20/2029(1)	875,759
628,000	2.21%, 09/20/2029(1)	628,512
1,808,476	John Deere Owner Trust 2.85%, 12/15/2021	1,814,359
	Kubota Credit Owner Trust
2,425,000	2.49%, 06/15/2022(1)	2,434,181
285,574	2.80%, 02/16/2021(1)	285,842
	MMAF Equipment Finance LLC
735,000	2.07%, 10/12/2022(1)	735,126
1,253,749	2.84%, 01/10/2022(1)	1,258,833
456,617	2.92%, 07/12/2021(1)	457,482
	New York City Tax Lien
1,541,000	2.19%, 11/10/2032(1)	1,540,276
1,353,781	3.22%, 11/10/2031(1)	1,355,946
	SoFi Consumer Loan Program Trust
1,992,964	2.45%, 08/25/2028(1)	1,995,969
1,760,428	2.90%, 05/25/2028(1)	1,771,393
	Verizon Owner Trust
315,457	1.92%, 12/20/2021(1)	315,423
213,961	2.06%, 09/20/2021(1)	213,973
2,235,000	2.33%, 12/20/2023	2,251,038
1,060,000	3.23%, 04/20/2023	1,077,952
	Volvo Financial Equipment LLC
885,000	2.02%, 08/15/2022(1)	884,854
835,000	2.04%, 11/15/2023(1)	835,483
384,382	2.90%, 11/15/2021(1)	385,780
230,000	Volvo Financial Equipment Master Owner Trust 2.24%, 11/15/2022, 1 mo. USD LIBOR + 0.500%(1)(2)	230,524

		37,522,555

	Asset-Backed - Student Loan - 0.4%
	SLM Student Loan Trust
195,222	2.03%, 10/25/2024, 3 mo. USD LIBOR + 0.090%(2)	195,075
533,223	2.06%, 01/25/2027, 3 mo. USD LIBOR + 0.120%(2)	528,897
201,263	2.31%, 03/25/2026, 1 mo. USD LIBOR + 0.520%(2)	201,304
762,770	2.39%, 11/25/2027, 1 mo. USD LIBOR + 0.600%(2)	763,749

		1,689,025

The accompanying notes are an integral part of these financial statements.

139

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 40.4% - (continued)
	Commercial Mortgage - Backed Securities - 0.3%
$800,000	GS Mortgage Securities Corp. Trust 2.44%, 07/15/2032, 1 mo. USD LIBOR + 0.700%(1)(2)	$799,016
608,917	SG Residential Mortgage Trust 3.43%, 04/27/2048(1)(3)	610,075

		1,409,091

	Other ABS - 1.7%
1,251,224	Daimler Trucks Retail Trust 2.77%, 04/15/2021(1)	1,253,843
2,415,000	Hertz Fleet Lease Funding L.P. 2.70%, 01/10/2033(1)	2,432,462
478,261	Nationstar HECM Loan Trust 2.65%, 06/25/2029(1)(3)	478,465
1,490,000	OnDeck Asset Securitization Trust LLC 2.65%, 11/18/2024(1)	1,491,788
2,235,000	Transportation Finance Equipment Trust 1.90%, 01/24/2022(1)	2,231,228

		7,887,786

	Whole Loan Collateral CMO - 1.8%
585,917	Bunker Hill Loan Depositary Trust 3.61%, 10/26/2048(1)(4)	592,106
871,894	COLT Mortgage Loan Trust 3.69%, 10/26/2048(1)(3)	876,469
1,033,795	New Residential Mortgage Loan Trust 4.00%, 08/27/2057(1)(3)	1,073,577
121,975	OBX Trust 2.44%, 06/25/2057, 1 mo. USD LIBOR + 0.650%(1)(2)	121,319
1,121,796	Towd Point Mortgage Trust 2.39%, 02/25/2057, 1 mo. USD LIBOR + 0.600%(1)(2)	1,119,025
	Verus Securitization Trust
1,243,171	2.64%, 11/25/2059(1)(4)	1,242,570
1,100,085	2.78%, 07/25/2059(1)(4)	1,101,664
287,382	2.93%, 02/25/2048(1)(3)	287,407
980,242	3.21%, 05/25/2059(1)(3)	986,252
624,800	3.68%, 06/01/2058(1)(3)	628,368

		8,028,757

	Total Asset & Commercial Mortgage Backed Securities (cost $181,745,652)	$182,211,080

CORPORATE BONDS - 28.2%
	Aerospace/Defense - 0.3%
$1,500,000	United Technologies Corp. 2.55%, 08/16/2021, 3 mo. USD LIBOR + 0.650%(2)	$1,500,193

	Agriculture - 0.4%
1,750,000	Philip Morris International, Inc. 2.32%, 02/21/2020, 3 mo. USD LIBOR + 0.420%(2)	1,750,844

	Auto Manufacturers - 2.0%
715,000	Daimler Finance North America LLC 2.29%, 05/04/2020, 3 mo. USD LIBOR + 0.390%(1)(2)	715,467
1,000,000	General Motors Financial Co., Inc. 2.86%, 04/09/2021, 3 mo. USD LIBOR + 0.850%(2)	1,001,966
1,250,000	Hyundai Capital America 2.97%, 07/08/2021, 3 mo. USD LIBOR + 0.940%(1)(2)	1,253,166
1,900,000	Nissan Motor Acceptance Corp. 2.35%, 09/28/2020, 3 mo. USD LIBOR + 0.390%(1)(2)	1,900,594
	Toyota Motor Credit Corp.
1,000,000	2.20%, 01/10/2020	999,995
2,000,000	2.26%, 04/17/2020, 3 mo. USD LIBOR + 0.260%(2)	2,001,609
1,195,000	Volkswagen Group of America Finance LLC 3.88%, 11/13/2020(1)	1,214,512

		9,087,309

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.2% - (continued)
	Commercial Banks - 12.7%
$1,000,000	ABN Amro Bank N.V. 2.49%, 08/27/2021, 3 mo. USD LIBOR + 0.570%(1)(2)	$1,004,166
1,500,000	Bank of America Corp. 2.75%, 10/01/2021, 3 mo. USD LIBOR + 0.650%(2)	1,504,264
640,000	Bank of New York Mellon Corp. 1.95%, 08/23/2022	641,414
1,500,000	BB&T Corp. 2.46%, 06/15/2020, 3 mo. USD LIBOR + 0.570%(2)	1,502,770
718,000	BPCE S.A. 2.25%, 01/27/2020	717,998
	Canadian Imperial Bank of Commerce
1,750,000	2.22%, 02/02/2021, 3 mo. USD LIBOR + 0.315%(2)	1,752,751
900,000	2.34%, 03/17/2023, 3 mo. USD SOFR SOFRRATE + 0.800%(2)	902,933
	Capital One Financial Corp.
1,250,000	2.66%, 05/12/2020, 3 mo. USD LIBOR + 0.760%(2)	1,252,344
1,500,000	2.84%, 03/09/2022, 3 mo. USD LIBOR + 0.950%(2)	1,515,454
350,000	Capital One NA 2.15%, 09/06/2022	350,594
1,500,000	Citibank NA 2.84%, 05/20/2022, (2.84% fixed rate until 05/20/2021; 3 mo. USD LIBOR + 0.596% thereafter)(5)	1,518,217
1,125,000	Citigroup, Inc. 2.65%, 10/26/2020	1,131,141
1,500,000	Citizens Bank NA 2.45%, 03/02/2020, 3 mo. USD LIBOR + 0.540%(2)	1,500,638
2,500,000	Credit Agricole S.A. 2.86%, 06/10/2020, 3 mo. USD LIBOR + 0.970%(1)(2)	2,509,275
1,945,000	Credit Suisse AG 2.10%, 11/12/2021	1,954,205
	Danske Bank A/S
1,500,000	2.42%, 03/02/2020, 3 mo. USD LIBOR + 0.510%(1)(2)	1,500,429
1,250,000	3.00%, 09/20/2022, (3.00% fixed rate until 09/20/2021; 3 mo. USD LIBOR + 1.249% thereafter)(1)(5)	1,261,080
1,500,000	Deutsche Bank AG 2.97%, 07/13/2020, 3 mo. USD LIBOR + 0.970%(2)	1,501,245
1,500,000	DNB Bank ASA 2.28%, 10/02/2020, 3 mo. USD LIBOR + 0.370%(1)(2)	1,502,490
	Fifth Third Bank
1,000,000	2.19%, 10/30/2020, 3 mo. USD LIBOR + 0.250%(2)	1,000,732
500,000	2.20%, 10/30/2020	500,855
	Goldman Sachs Group, Inc.
3,500,000	3.08%, 11/15/2021, 3 mo. USD LIBOR + 1.170%(2)	3,527,237
2,000,000	3.09%, 04/23/2020, 3 mo. USD LIBOR + 1.160%(2)	2,004,504
	HSBC Holdings plc
1,785,000	2.50%, 05/18/2021, 3 mo. USD LIBOR + 0.600%(2)	1,786,817
750,000	2.54%, 09/11/2021, 3 mo. USD LIBOR + 0.650%(2)	751,642
1,500,000	Huntington National Bank 2.40%, 03/10/2020, 3 mo. USD LIBOR + 0.510%(2)	1,501,226
1,500,000	JP Morgan Chase & Co. 2.59%, 06/01/2021, 3 mo. USD LIBOR + 0.680%(2)	1,502,435
1,250,000	Manufacturers & Traders Trust Co. 2.21%, 01/25/2021, 3 mo. USD LIBOR + 0.270%(2)	1,250,559
750,000	PNC Bank NA 2.50%, 01/22/2021	754,466
	Regions Bank
1,500,000	2.29%, 04/01/2021, 3 mo. USD LIBOR + 0.380%(2)	1,500,285
1,000,000	2.41%, 08/13/2021, 3 mo. USD LIBOR + 0.500%(2)	1,000,899

The accompanying notes are an integral part of these financial statements.

140

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.2% - (continued)
	Commercial Banks - 12.7% - (continued)
	Santander UK plc
$750,000	2.13%, 11/03/2020	$750,894
1,500,000	2.53%, 06/01/2021, 3 mo. USD LIBOR + 0.620%(2)	1,505,167
1,360,000	Standard Chartered plc 2.74%, 09/10/2022, (2.74% fixed rate until 09/10/2021; 3 mo. USD LIBOR + 1.200% thereafter)(1)(5)	1,368,494
	Sumitomo Mitsui Banking Corp.
1,000,000	2.35%, 01/17/2020, 3 mo. USD LIBOR + 0.350%(2)	1,000,195
1,000,000	2.51%, 01/17/2020	1,000,179
1,000,000	SunTrust Bank 2.59%, 01/29/2021, 3 mo. USD LIBOR + 0.298%(5)	1,002,187
	Svenska Handelsbanken AB
1,250,000	2.25%, 09/08/2020, 3 mo. USD LIBOR + 0.360%(2)	1,251,961
1,250,000	2.38%, 05/24/2021, 3 mo. USD LIBOR + 0.470%(2)	1,254,002
	U.S. Bank NA
1,000,000	2.05%, 10/23/2020(6)	1,001,288
1,775,000	2.19%, 05/21/2021, 3 mo. USD LIBOR + 0.290%(2)	1,776,199
	UBS AG
715,000	2.45%, 12/01/2020(1)	717,441
800,000	2.47%, 06/08/2020, 3 mo. USD LIBOR + 0.580%(1)(2)	801,324
1,025,000	Wells Fargo Bank NA 2.60%, 01/15/2021	1,032,188

		57,066,584

	Commercial Services - 0.2%
915,000	Equifax, Inc. 2.78%, 08/15/2021, 3 mo. USD LIBOR + 0.870%(2)	918,324

	Diversified Financial Services - 1.9%
1,250,000	AIG Global Funding 2.41%, 06/25/2021, 3 mo. USD LIBOR + 0.460%(1)(2)	1,254,689
3,655,000	Ally Financial, Inc. 4.13%, 03/30/2020	3,668,706
1,000,000	American Express Co. 2.43%, 05/17/2021, 3 mo. USD LIBOR + 0.525%(2)	1,004,112
1,700,000	Synchrony Financial 3.13%, 02/03/2020, 3 mo. USD LIBOR + 1.230%(2)	1,701,335
945,000	USAA Capital Corp. 2.63%, 06/01/2021(1)	955,504

		8,584,346

	Electric - 0.8%
1,250,000	American Electric Power Co., Inc. 2.15%, 11/13/2020	1,252,446
	NextEra Energy Capital Holdings, Inc.
990,000	2.40%, 09/01/2021	997,141
1,500,000	3.34%, 09/01/2020	1,513,131

		3,762,718

	Electronics - 0.2%
1,000,000	Honeywell International, Inc. 2.15%, 08/08/2022	1,009,207

	Food - 0.6%
1,250,000	Conagra Brands, Inc. 2.70%, 10/22/2020, 3 mo. USD LIBOR + 0.750%(2)	1,250,113
1,500,000	Kraft Heinz Foods Co. 2.47%, 02/10/2021, 3 mo. USD LIBOR + 0.570%(2)	1,502,132

		2,752,245

	Healthcare-Services - 0.2%
1,000,000	UnitedHealth Group, Inc. 1.95%, 10/15/2020	1,000,053

	Insurance - 1.6%
440,000	Allstate Corp. 2.39%, 03/29/2021, 3 mo. USD LIBOR + 0.430%(2)	441,032

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.2% - (continued)
	Insurance - 1.6% - (continued)
$704,000	MassMutual Global Funding II 1.95%, 09/22/2020(1)	$704,298
	Metropolitan Life Global Funding I
2,000,000	2.11%, 09/07/2020, 3 mo. USD SOFR + 0.570%(1)(2)	2,003,830
795,000	2.40%, 01/08/2021(1)	798,932
	New York Life Global Funding
2,000,000	2.28%, 04/09/2020, 3 mo. USD LIBOR + 0.270%(1)(2)	2,001,858
325,000	2.95%, 01/28/2021(1)	329,549
1,000,000	Protective Life Global Funding 2.48%, 06/28/2021, 3 mo. USD LIBOR + 0.520%(1)(2)	1,004,577

		7,284,076

	IT Services - 1.4%
1,425,000	Apple, Inc. 1.97%, 05/11/2020, 3 mo. USD LIBOR + 0.070%(2)	1,425,590
	Hewlett Packard Enterprise Co.
1,250,000	2.57%, 03/12/2021, 3 mo. USD LIBOR + 0.680%(2)	1,254,650
1,000,000	2.76%, 10/05/2021, 3 mo. USD LIBOR + 0.720%(2)	1,000,132
1,500,000	IBM Credit LLC 3.45%, 11/30/2020	1,523,155
1,250,000	International Business Machines Corp. 2.80%, 05/13/2021	1,266,780

		6,470,307

	Machinery-Diversified - 0.7%
	John Deere Capital Corp.
2,000,000	2.19%, 03/13/2020, 3 mo. USD LIBOR + 0.300%(2)	2,000,887
1,125,000	2.22%, 06/22/2020, 3 mo. USD LIBOR + 0.290%(2)	1,126,104

		3,126,991

	Media - 0.7%
1,125,000	NBCUniversal Enterprise, Inc. 2.31%, 04/01/2021, 3 mo. USD LIBOR + 0.400%(1)(2)	1,127,813
1,750,000	Viacom, Inc. 4.50%, 03/01/2021	1,798,340

		2,926,153

	Miscellaneous Manufacturing - 0.3%
1,500,000	Siemens Financieringsmaatschappij N.V. 2.23%, 03/16/2020, 3 mo. USD LIBOR + 0.340%(1)(2)	1,500,693

	Oil & Gas - 0.8%
	Occidental Petroleum Corp.
775,000	2.60%, 08/13/2021	780,735
1,000,000	3.16%, 08/13/2021, 3 mo. USD LIBOR + 1.250%(2)	1,005,309
1,660,000	Phillips 66 2.75%, 04/15/2020, 3 mo. USD LIBOR + 0.750%(1)(2)	1,660,686

		3,446,730

	Oil & Gas Services - 0.3%
1,250,000	Schlumberger Finance Canada Ltd. 2.20%, 11/20/2020(1)	1,251,869

	Pharmaceuticals - 1.7%
1,675,000	AbbVie, Inc. 2.55%, 11/21/2022, 3 mo. USD LIBOR + 0.650%(1)(2)	1,683,285
1,500,000	Bayer U.S. Finance LLC 2.58%, 06/25/2021, 3 mo. USD LIBOR + 0.630%(1)(2)	1,504,733
1,700,000	Bristol-Myers Squibb Co. 2.55%, 05/14/2021(1)	1,716,907
2,000,000	Cigna Corp. 3.20%, 09/17/2020	2,015,562
700,000	CVS Health Corp. 2.61%, 03/09/2021, 3 mo. USD LIBOR + 0.720%(2)	704,292

		7,624,779

The accompanying notes are an integral part of these financial statements.

141

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.2% - (continued)
	Pipelines - 0.1%
$330,000	MPLX L.P. 2.79%, 09/09/2021, 3 mo. USD LIBOR + 0.900%(2)	$331,010

	Retail - 0.6%
1,100,000	Dollar Tree, Inc. 2.70%, 04/17/2020, 3 mo. USD LIBOR + 0.700%(2)	1,100,204
1,500,000	Home Depot, Inc. 2.04%, 06/05/2020, 3 mo. USD LIBOR + 0.150%(2)	1,501,249

		2,601,453

	Semiconductors - 0.4%
1,750,000	Broadcom, Inc. 3.13%, 04/15/2021(1)	1,771,246

	Trucking & Leasing - 0.3%
1,375,000	Aviation Capital Group LLC 2.61%, 07/30/2021, 3 mo. USD LIBOR + 0.670%(1)(2)	1,374,973

	Total Corporate Bonds (cost $126,680,143)	$127,142,103

U.S. GOVERNMENT AGENCIES - 1.8%
	Mortgage-Backed Agencies - 1.8%
	FHLMC - 0.5%
$2,019,846	FHLMC 3.00%, 05/15/2037	$2,038,919

	GNMA - 1.3%
2,535,988	1.70%, 10/20/2045	$2,514,495
3,402,983	1.80%, 05/20/2041	3,382,991

		5,897,486

	Total U.S. Government Agencies (cost $7,927,521)	$7,936,405

U.S. GOVERNMENT SECURITIES - 27.8%
	Other Direct Federal Obligations - 3.2%
$1,050,000	Federal Farm Credit Discount Notes 0.00%, 08/11/2020(7)	$1,039,899
9,000,000	FHLB 1.72%, 12/17/2020, 1 mo. USD LIBOR - 0.040%(2)	8,998,288
4,460,000	FNMA 2.88%, 10/30/2020	4,504,902

		14,543,089

	U.S. Treasury Securities - 24.6%
	U.S. Treasury Notes - 24.6%
10,000,000	1.38%, 04/30/2021	9,969,531
8,625,000	1.50%, 05/15/2020	8,620,620
10,000,000	1.63%, 06/30/2020	10,000,000
14,050,000	1.63%, 07/31/2020	14,049,451
11,500,000	1.63%, 10/15/2020(6)	11,498,652
10,000,000	1.63%, 11/30/2020	9,997,656
14,650,000	1.64%, 01/31/2021, 3 mo. USTMMR + 0.115%(2)	14,644,353
4,800,000	1.67%, 04/30/2021, 3 mo. USTMMR + 0.139%(2)	4,797,367
22,625,000	1.75%, 11/30/2021	22,694,820
4,425,000	2.88%, 10/15/2021	4,524,217

		110,796,667

	Total U.S. Government Securities (cost $125,144,771)	$125,339,756

	Total Long-Term Investments (cost $441,498,087)	$442,629,344

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 3.3%
	Commercial Paper - 0.2%
1,000,000	ING U.S. Funding LLC 2.06%, 09/14/2020, 3 mo. USD LIBOR + 0.150%(2)(8)	$999,999

	Other Investment Pools & Funds - 1.4%
6,240,584	Fidelity Institutional Government Fund, Institutional Class, 1.49%(9)	6,240,584

	Securities Lending Collateral - 1.7%
370,415	Citibank NA DDCA, 1.54%, 1/2/2020(9)	370,415
1,796,167	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.52%(9)	1,796,167
1,655,279	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(9)	1,655,279
827,640	JPMorgan Prime Money Market Fund, 1.69%(9)	827,640
2,207,039	Morgan Stanley Institutional Liquidity Funds, Prime Portfolio, Institutional Class, 1.72%(9)	2,207,039
551,760	State Street Institutional Liquid Reserves Fund, 1.70%(9)	551,760

		7,408,300

	Total Short-Term Investments (cost $14,648,884)	$14,648,883

Total Investments (cost $456,146,971)	101.5%	$457,278,227
Other Assets and Liabilities	(1.5)%	(6,546,404)

Total Net Assets	100.0%	$450,731,823

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $148,944,683, representing 33.0% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2019. Base lending rates may be subject to a floor or cap.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(7)	Security is a zero-coupon bond.

(8)	The rate shown represents current yield to maturity.

The accompanying notes are an integral part of these financial statements.

142

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2019

(9)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$182,211,080	$—	$182,211,080	$—
Corporate Bonds	127,142,103	—	127,142,103	—
U.S. Government Agencies	7,936,405	—	7,936,405	—
U.S. Government Securities	125,339,756	—	125,339,756	—
Short-Term Investments	14,648,883	13,648,884	999,999	—

Total	$457,278,227	$13,648,884	$443,629,343	$—

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

143

Hartford U.S. Government Securities HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 19.9%
	Agency Collat PAC CMO - 0.1%
$1,392,841	Freddie Mac Strips 5.00%, 09/15/2036(1)	$268,279

	Asset-Backed - Automobile - 1.0%
350,000	Avis Budget Rental Car Funding AESOP LLC 2.99%, 06/20/2022(2)	353,711
1,890,265	Capital Auto Receivables Asset Trust 3.62%, 05/20/2021	1,891,707
1,020,000	Toyota Auto Loan Extended Note Trust 2.56%, 11/25/2031(2)	1,035,684

		3,281,102

	Asset-Backed - Finance & Insurance - 1.8%
1,157,386	NRZ Excess Spread-Collateralized Notes 3.19%, 01/25/2023(2)	1,160,983
286,859	Structured Asset Securities Corp. 3.29%, 02/25/2033, 1 mo. USD LIBOR + 1.500%(3)	289,328
	Towd Point Mortgage Trust
2,186,032	3.75%, 03/25/2058(2)(4)	2,269,597
2,064,710	3.75%, 05/25/2058(2)(4)	2,136,089

		5,855,997

	Asset-Backed - Home Equity - 0.3%
413,390	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 3.29%, 11/25/2032, 1 mo. USD LIBOR + 1.500%(3)	411,861
7,585,784	Morgan Stanley Capital Trust 0.84%, 07/15/2051(1)(4)	418,907

		830,768

	Commercial Mortgage - Backed Securities - 5.7%
22,841,178	Benchmark Mortgage Trust 0.54%, 07/15/2051(1)(4)	780,718
3,400,000	CSMC Trust 2.76%, 04/05/2033(2)	3,404,754
	FREMF Mortgage Trust
955,000	3.65%, 11/25/2050(2)(4)	976,041
1,515,000	3.70%, 04/25/2048(2)(4)	1,560,668
1,325,000	3.73%, 10/25/2049(2)(4)	1,370,805
1,005,000	3.80%, 02/25/2050(2)(4)	1,032,984
700,000	3.84%, 10/25/2049(2)(4)	729,588
660,000	3.94%, 09/25/2049(2)(4)	692,349
4,580,000	3.98%, 04/25/2051(2)(4)	4,748,616
1,990,000	5.52%, 04/25/2020(2)(4)	1,992,212
448,000	Natixis Commercial Mortgage Securities Trust 4.40%, 06/17/2038(2)	495,638
	Wells Fargo N.A.
3,315,000	0.76%, 12/15/2052(1)(4)	193,687
5,264,656	0.84%, 09/15/2062(1)(4)	353,374

		18,331,434

	Other ABS - 1.2%
1,755,000	MMAF Equipment Finance LLC 2.29%, 11/12/2041(2)	1,732,184
1,896,889	United States Small Business Administration 3.07%, 05/01/2044	1,975,200

		3,707,384

	Real Estate - 0.2%
6,758,055	Cantor Commercial Real Estate 1.14%, 05/15/2052(1)(4)	562,082

	Whole Loan Collateral CMO - 9.6%
	Angel Oak Mortgage Trust LLC
2,811,899	2.93%, 05/25/2059(2)(4)	2,818,453
3,797,918	3.63%, 03/25/2049(2)(4)	3,840,906
2,279,690	CIM Trust 3.00%, 04/25/2057(2)(4)	2,288,609
	COLT Mortgage Loan Trust
1,809,287	2.58%, 11/25/2049(2)(4)	1,806,222
1,207,644	3.34%, 05/25/2049(2)(4)	1,209,570

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 19.9% - (continued)
	Whole Loan Collateral CMO - 9.6% - (continued)
	Deephaven Residential Mortgage Trust
$179,362	2.73%, 12/26/2046(2)(4)	$178,717
1,252,741	3.56%, 04/25/2059(2)(4)	1,261,115
598,419	LSTAR Securities Investment Trust 3.21%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(2)(3)	597,107
1,519,970	Mill City Mortgage Loan Trust 3.25%, 05/25/2062(2)(4)	1,544,092
	New Residential Mortgage Loan Trust
858,052	3.25%, 09/25/2056(2)(4)	873,225
1,292,153	3.60%, 04/25/2049(2)(4)	1,302,069
1,055,969	3.75%, 03/25/2056(2)(4)	1,088,336
1,074,887	Spruce Hill Mortgage Loan Trust 3.40%, 04/29/2049(2)(4)	1,080,739
	Towd Point Mortgage Trust
3,146,812	2.39%, 02/25/2057, 1 mo. USD LIBOR + 0.600%(2)(3)	3,139,038
2,072,820	2.90%, 10/25/2059(2)(4)	2,084,739
488,704	3.00%, 11/25/2057(2)(4)	489,925
2,399,000	3.75%, 04/25/2055(2)(4)	2,486,474
	Verus Securitization Trust
1,499,707	2.78%, 07/25/2059(2)(5)	1,501,860
1,350,504	3.21%, 05/25/2059(2)(4)	1,358,783

		30,949,979

	Total Asset & Commercial Mortgage Backed Securities (cost $63,009,155)	$63,787,025

U.S. GOVERNMENT AGENCIES - 70.9%
	Mortgage-Backed Agencies - 70.0%
	FHLMC - 29.6%
$2,206,551	1.25%, 07/15/2042	$2,137,056
68,450,000	1.38%, 05/01/2020	68,386,855
3,041,495	1.57%, 01/25/2022	3,027,884
597,368	2.50%, 12/15/2026(1)	25,718
598,400	2.50%, 03/15/2028(1)	37,241
442,275	2.50%, 05/15/2028(1)	30,665
759,184	3.00%, 04/15/2028(1)	58,440
568,047	3.00%, 05/15/2032(1)	32,420
478,606	3.00%, 03/15/2033(1)	51,066
3,406,102	3.00%, 11/01/2036	3,489,382
109,598	3.00%, 09/01/2045	111,894
3,155,422	3.00%, 05/15/2046	3,250,118
742,661	3.00%, 08/15/2047	762,136
4,703,816	3.50%, 11/15/2025	4,847,778
595,505	3.50%, 06/15/2026(1)	26,057
242,544	3.50%, 09/15/2026(1)	19,128
396,626	3.50%, 03/15/2027(1)	27,230
1,286,586	3.50%, 01/15/2028(1)	106,847
238,008	4.00%, 07/15/2027(1)	21,493
682,490	4.00%, 03/15/2028(1)	50,413
380,455	4.00%, 06/15/2028(1)	31,039
783,779	4.00%, 07/15/2030(1)	80,163
1,354,868	4.50%, 02/15/2027(1)	123,182
1,779,696	4.50%, 05/15/2034	1,883,443
215,597	4.69%, 07/25/2028, 1 mo. USD LIBOR + 2.900%(3)	216,493
615,866	5.00%, 09/15/2033(1)	110,696
712,459	5.00%, 02/15/2048(1)	143,275
3,280	5.50%, 06/01/2034	3,626
25,050	5.50%, 10/01/2035	28,186
42,602	5.50%, 04/01/2037	47,826
638,600	5.50%, 12/01/2037	716,462
206,657	5.50%, 04/01/2038	232,282

The accompanying notes are an integral part of these financial statements.

144

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 70.9% - (continued)
	Mortgage-Backed Agencies - 70.0% - (continued)
	FHLMC - 29.6% - (continued)
$12,402	5.50%, 05/01/2038	$13,940
980,652	5.50%, 08/01/2038	1,101,716
1,994	5.50%, 12/01/2039	2,247
10,987	6.00%, 10/01/2021	12,086
21,553	6.00%, 10/01/2022	23,710
43,924	6.00%, 01/01/2028	48,471
13,704	6.00%, 04/15/2028	15,055
26,352	6.00%, 05/15/2028(6)	29,060
33,213	6.00%, 11/15/2028	36,509
60,438	6.00%, 12/15/2028	66,886
127,046	6.00%, 01/15/2029	140,927
29,403	6.00%, 02/15/2029	32,351
32,664	6.00%, 03/15/2029	36,274
22,331	6.00%, 05/15/2029	24,548
4,826	6.00%, 06/15/2029	5,324
1,318	6.00%, 03/15/2031	1,487
61,422	6.00%, 04/15/2031	68,527
25,498	6.00%, 10/15/2031	28,562
34,856	6.00%, 12/01/2031	39,983
200,878	6.00%, 12/15/2031(6)	228,497
277,705	6.00%, 12/15/2031	313,724
9,157	6.00%, 05/15/2032	10,175
587,055	6.00%, 06/15/2032	652,412
519,044	6.00%, 09/15/2032	583,652
44,913	6.00%, 10/15/2032	51,854
373	6.00%, 11/01/2032	428
38,493	6.00%, 11/15/2032	43,493
13,873	6.00%, 04/01/2033	15,274
14,087	6.00%, 09/01/2034	16,117
3,760	6.50%, 04/01/2028	4,176
195,793	6.50%, 08/15/2028	217,686
458,500	6.50%, 05/15/2032	524,860
70,498	6.50%, 08/01/2032	78,600
171,869	6.50%, 09/01/2032	196,201
8,330	7.00%, 10/01/2026	8,344
1,818	7.00%, 03/01/2027	1,929
1,595	7.00%, 12/01/2027	1,598
666	7.00%, 02/01/2029	759
418	7.00%, 05/01/2029	480
440	7.00%, 09/01/2029	458
386	7.00%, 02/01/2031	445
57,648	7.00%, 04/01/2032	66,025
54,146	7.00%, 05/01/2032	55,235
44,116	7.00%, 06/01/2032	51,304
65,574	7.00%, 11/01/2032	74,380
1,408	7.50%, 05/01/2024	1,493
365	7.50%, 06/01/2024	366
838	7.50%, 06/01/2025	894
2,908	8.00%, 08/01/2024	2,926
3,630	8.00%, 09/01/2024	3,712
53	8.00%, 10/01/2024	56

		95,051,710

	FNMA - 19.6%
6,672,410	1.57%, 05/25/2029(1)(4)	695,166
1,011,862	2.00%, 09/25/2039	984,619
658,992	2.05%, 11/01/2023	657,488
596,420	2.13%, 08/25/2025, 1 mo. USD LIBOR + 0.400%(3)	595,572
3,256,406	2.22%, 10/01/2022	3,279,684
774,180	2.25%, 10/25/2024, 1 mo. USD LIBOR + 0.400%(3)	772,744
1,072,982	2.26%, 04/25/2055(1)(4)	66,481
1,363,834	2.28%, 06/25/2055(1)(4)	69,725

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 70.9% - (continued)
	FNMA - 19.6% - (continued)
$526,504	2.34%, 04/25/2024, 1 mo. USD LIBOR + 0.490%(3)	$527,693
199,672	2.45%, 11/01/2022	201,988
22,691	2.50%, 01/01/2043	22,582
1,705,135	2.51%, 08/25/2044(1)(4)	92,392
261,978	2.54%, 03/01/2023	265,447
2,500,000	2.68%, 05/01/2025	2,553,960
78,300	2.74%, 04/01/2022	79,200
84,834	2.83%, 06/01/2022	86,777
238,847	2.94%, 06/01/2022	244,328
1,023,370	3.00%, 02/25/2027(1)	59,726
1,113,219	3.00%, 07/25/2027(1)	72,447
441,319	3.00%, 09/25/2027(1)	32,226
51,283	3.00%, 12/01/2030	52,802
1,127,381	3.00%, 06/25/2043	1,161,064
110,293	3.02%, 04/01/2022	110,424
511,118	3.07%, 06/01/2027	533,117
7,182,117	3.11%, 10/01/2021	7,293,188
556,198	3.25%, 12/01/2021	567,152
333,753	3.26%, 01/01/2022	343,255
210,706	3.50%, 11/01/2020	211,590
2,487,647	3.50%, 04/25/2027(1)	188,740
456,557	3.50%, 05/25/2027(1)	36,447
772,119	3.50%, 10/25/2027(1)	63,406
237,490	3.50%, 08/25/2030(1)	22,196
512,077	3.50%, 02/25/2031(1)	37,139
490,842	3.50%, 09/25/2035(1)	60,601
9,314,627	3.50%, 04/25/2044	9,789,043
2,762,430	3.50%, 03/25/2045	2,820,545
478,687	3.50%, 10/25/2046(1)	97,162
2,943,835	3.50%, 01/25/2047	3,069,415
3,156,450	3.50%, 04/25/2053	3,250,138
2,058,845	3.50%, 10/25/2056	2,155,701
467,338	3.51%, 11/01/2021	477,663
1,675,271	3.65%, 11/01/2021	1,715,566
81,497	3.65%, 08/01/2023	85,669
976,451	3.73%, 07/01/2022	1,004,491
984,165	3.75%, 09/01/2023	1,038,812
90,552	3.81%, 11/01/2023	96,584
274,948	3.85%, 01/01/2024	292,595
372,562	3.89%, 10/01/2023	395,824
2,700,000	3.98%, 07/01/2021	2,771,830
53,291	3.99%, 07/01/2021	54,442
692,084	4.00%, 05/25/2027(1)	54,077
1,034,976	4.50%, 10/01/2040	1,123,786
451,178	4.50%, 10/01/2041	489,704
2,196,760	4.50%, 02/25/2042(1)	257,826
1,364,040	4.50%, 01/01/2043	1,480,623
411,163	4.50%, 09/01/2043	446,367
1,337,307	4.50%, 08/01/2044	1,451,850
76,570	5.00%, 06/01/2025	79,637
166,261	5.47%, 05/25/2042(1)(4)	16,427
120,833	6.00%, 10/01/2023	132,857
18,599	6.00%, 10/25/2028	20,435
7,087	6.00%, 11/25/2028	7,841
26,986	6.00%, 04/25/2029	29,631
434	6.00%, 05/01/2029	492
20,924	6.00%, 05/25/2029	23,037
19,032	6.00%, 06/25/2029(6)	21,205
45,461	6.00%, 07/25/2029	50,194
219,334	6.00%, 05/25/2031(6)	241,739
74,658	6.00%, 09/25/2031	83,844
19,048	6.00%, 11/25/2031	21,144
342,344	6.00%, 12/25/2031	382,246
197,983	6.00%, 01/01/2032	221,864

The accompanying notes are an integral part of these financial statements.

145

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 70.9% - (continued)
	FNMA - 19.6% - (continued)
$206	6.00%, 04/01/2032	$227
253	6.00%, 05/01/2032	290
1,316	6.00%, 09/25/2032	1,489
72,816	6.00%, 11/01/2032	80,201
34,535	6.00%, 02/01/2033	39,560
170,881	6.00%, 03/01/2033	195,776
552,940	6.00%, 05/01/2033	633,842
4,439	6.00%, 08/01/2034	4,887
117,032	6.00%, 01/01/2035	129,156
1,580,809	6.00%, 02/01/2037	1,809,389
1,307,685	6.00%, 01/25/2042(1)	223,413
947,617	6.00%, 09/25/2047(1)	224,493
15	6.50%, 04/01/2024	16
95	6.50%, 04/01/2027	106
11,147	6.50%, 04/01/2028	12,372
96	6.50%, 05/01/2028	106
5,560	6.50%, 10/01/2028	6,171
99,247	6.50%, 11/01/2028	110,455
48,104	6.50%, 12/01/2028	53,393
218,570	6.50%, 06/25/2029	234,451
149,993	6.50%, 08/01/2029	167,105
751	6.50%, 11/01/2030	833
3,360	6.50%, 05/01/2031	3,787
102,979	6.50%, 10/25/2031	116,681
711,939	6.50%, 08/01/2032	799,203
48,887	6.50%, 09/01/2032	54,262
195	7.00%, 11/01/2031	199
142,980	7.00%, 02/01/2032	163,571
2,709	7.50%, 06/01/2023	2,844
1,277	8.00%, 10/01/2029	1,445
60	8.00%, 03/01/2030	61
3,975	8.00%, 04/01/2030	4,713
9	8.00%, 06/01/2030	9
11,213	8.00%, 10/01/2030	13,238
23,954	8.00%, 12/01/2030	27,249
13	9.00%, 08/01/2020	13
7,660	9.00%, 09/01/2021	7,690

		62,916,368

	UMBS - 13.1%
14,950,000	2.50%, 01/16/2035(7)	15,086,652
19,325,000	3.00%, 01/16/2035(7)	19,805,860
1,348,000	3.50%, 01/14/2050(7)	1,386,702
5,600,000	4.00%, 01/14/2050(7)	5,824,438

		42,103,652

	GNMA - 7.7%
216,158	1.75%, 09/20/2043	214,144
1,585,652	2.50%, 12/16/2039	1,610,664
517,531	3.00%, 09/20/2028(1)	39,061
345,152	3.00%, 02/16/2043(1)	50,113
2,381,090	3.00%, 04/20/2045	2,459,331
10,225,000	3.00%, 01/01/2050(7)	10,504,989
207,756	3.50%, 02/16/2027(1)	16,398
519,643	3.50%, 03/20/2027(1)	44,821
478,434	3.50%, 07/20/2040(1)	38,841
741,033	3.50%, 02/20/2041(1)	64,236
1,299,298	3.50%, 04/20/2042(1)	128,687
1,940,839	3.50%, 10/20/2042(1)	353,072
154,345	3.50%, 05/20/2043(1)	30,849
1,105,808	3.50%, 07/20/2043(1)	140,058
2,818,021	3.50%, 01/20/2048	2,960,883
10,000	3.50%, 01/01/2050(7)	10,306
149,524	4.00%, 12/16/2026(1)	12,471
2,203,641	4.00%, 05/20/2029(1)	190,207
379,253	4.00%, 03/20/2043(1)	72,183

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 70.9% - (continued)
	GNMA - 7.7% - (continued)
$183,509	4.00%, 01/20/2044(1)	$39,337
1,292,260	4.00%, 03/20/2047(1)	203,059
2,030,680	4.00%, 07/20/2047(1)	323,606
60,000	4.00%, 01/01/2050(7)	62,100
528,615	4.50%, 04/20/2045(1)	114,579
559,409	5.00%, 01/20/2034	616,881
1,546,855	5.00%, 02/16/2040(1)	318,331
456,385	5.00%, 05/20/2040(1)	107,594
1,350,156	5.00%, 03/16/2044(1)	232,442
358,379	5.00%, 01/16/2047(1)	77,578
725,167	5.50%, 09/20/2033	800,254
1,150,904	5.50%, 03/20/2039(1)	230,640
1,135,338	5.50%, 02/16/2047(1)	268,875
688,543	5.50%, 02/20/2047(1)	132,805
299,556	6.00%, 01/15/2033	341,721
227,832	6.00%, 02/15/2033	256,553
1,234,531	6.00%, 09/20/2040(1)	265,733
1,001,556	6.00%, 02/20/2046(1)	244,763
25,571	6.50%, 12/15/2028	28,840
20,951	6.50%, 05/15/2029	23,694
11,523	6.50%, 09/15/2031	12,712
176,951	6.50%, 10/15/2031	195,199
175,880	6.50%, 11/15/2031	194,018
125,235	6.50%, 01/15/2032	138,149
4,531	7.00%, 06/20/2030	4,665
10,419	7.00%, 05/15/2032	12,197
41,615	7.00%, 07/15/2032	46,532
72,124	7.00%, 09/15/2032	75,552
428,073	7.00%, 10/15/2032(8)	488,459
2,001	7.50%, 01/15/2023	2,006
372	7.50%, 05/15/2023	385
2,008	7.50%, 06/15/2023	2,027
80	7.50%, 07/15/2023	80
2,048	7.50%, 08/15/2023	2,099
4,065	7.50%, 09/15/2023	4,073
2,504	7.50%, 10/15/2023	2,556
5,396	7.50%, 11/15/2023	5,540
717	7.50%, 12/15/2023	718
876	7.50%, 02/15/2024	878
113	7.50%, 05/15/2024	120
31,137	7.50%, 07/15/2027	33,614
30,836	7.50%, 04/20/2030	35,631
6,558	8.50%, 09/15/2024	7,079
763	8.50%, 06/15/2029	784
3,293	8.50%, 10/15/2029	3,376
1,989	8.50%, 01/15/2030	2,077
7,391	8.50%, 02/15/2030	7,414
655	8.50%, 03/15/2030	676

		24,909,315

	Other Direct Federal Obligations - 0.9%
	SLM Student Loan Trust - 0.9%
2,884,215	Nelnet Student Loan Trust 2.56%, 09/25/2065, 1 mo. USD LIBOR + 0.770%(2)(3)	2,835,988

	Total U.S. Government Agencies (cost $226,611,817)	$227,817,033

U.S. GOVERNMENT SECURITIES - 17.2%
	U.S. Treasury Securities - 17.2%
	U.S. Treasury Notes - 17.2%
$8,907,000	1.88%, 07/31/2022	$8,969,975
9,666,000	2.38%, 05/15/2029	10,053,773

The accompanying notes are an integral part of these financial statements.

146

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT SECURITIES - 17.2% - (continued)
	U.S. Treasury Securities - 17.2% - (continued)
	U.S. Treasury Notes - 17.2% - (continued)
$21,962,000	2.75%, 08/31/2023	$22,821,606
12,991,000	2.75%, 11/15/2023(8)(9)	13,521,297

		55,366,651

	Total U.S. Government Securities (cost $54,084,869)	$55,366,651

	Total Long-Term Investments (cost $343,705,841)	$346,970,709

SHORT-TERM INVESTMENTS - 8.1%
	Other Investment Pools & Funds - 8.1%
26,140,693	Fidelity Institutional Government Fund, Institutional Class, 1.49%(10)	$26,140,693

	Total Short-Term Investments (cost $26,140,693)	$26,140,693

Total Investments (cost $369,846,534)	116.1%	$373,111,402
Other Assets and Liabilities	(16.1)%	(51,726,953)

Total Net Assets	100.0%	$321,384,449

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Securities disclosed are interest-only strips.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $59,477,870, representing 18.5% of net assets.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2019. Base lending rates may be subject to a floor or cap.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	These securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

(7)	Represents or includes a TBA transaction.

(8)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of December 31, 2019, the market value of securities pledged was $22,382,756.

(9)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of December 31, 2019, the market value of securities pledged was $1,925,518.

(10)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	10	03/31/2020	$2,155,000	$(803)
U.S. Treasury 5-Year Note Future	454	03/31/2020	53,848,657	(178,807)
U.S. Treasury 10-Year Note Future	398	03/20/2020	51,111,906	(352,404)
U.S. Treasury 10-Year Ultra Future	32	03/20/2020	4,502,500	(56,074)

Total futures contracts				$(588,088)

TBA Sale Commitments Outstanding at December 31, 2019
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
UMBS, 3.00%	$4,850,000	1/14/2050	$(4,918,961)	$(9,050)
UMBS, 4.50%	2,300,000	1/14/2050	(2,421,559)	(2,246)

Total (proceeds receivable $7,329,224)			$(7,340,520)	$(11,296)

The accompanying notes are an integral part of these financial statements.

147

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2019

At December 31, 2019, the aggregate market value of TBA Sale Commitments represents (2.3)% of total net assets.

Centrally Cleared Interest Rate Swap Contracts Outstanding at December 31, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	2.95% Fixed	USD	6,201,000	06/18/23	Semi-Annual	$—	$—	$(265,815)	$(265,815)
3 Mo. USD LIBOR	3.00% Fixed	USD	4,916,000	04/30/25	Semi-Annual	—	(37)	(325,096)	(325,059)
3 Mo. USD LIBOR	2.79% Fixed	USD	15,286,000	09/30/25	Semi-Annual	—	—	(891,876)	(891,876)
3 Mo. USD LIBOR	2.25% Fixed	USD	4,492,000	03/21/28	Semi-Annual	40,758	—	(168,305)	(209,063)
3 Mo. USD LIBOR	2.83% Fixed	USD	2,082,000	12/21/28	Semi-Annual	—	—	(168,314)	(168,314)

Total						$40,758	$(37)	$(1,819,406)	$(1,860,127)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$63,787,025	$—	$63,787,025	$—
U.S. Government Agencies	227,817,033	—	227,817,033	—
U.S. Government Securities	55,366,651	—	55,366,651	—
Short-Term Investments	26,140,693	26,140,693	—	—

Total	$373,111,402	$26,140,693	$346,970,709	$—

Liabilities
Futures Contracts(2)	$(588,088)	$(588,088)	$—	$—
Swaps - Interest Rate(2)	(1,860,127)	—	(1,860,127)	—
TBA Sale Commitments	(7,340,520)	—	(7,340,520)	—

Total	$(9,788,735)	$(588,088)	$(9,200,647)	$—

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

148

Hartford Value HLS Fund

Schedule of Investments

December 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.2%
	Automobiles & Components - 1.1%
168,630	Gentex Corp.	$4,886,897

	Banks - 15.2%
443,380	Bank of America Corp.	15,615,844
135,385	Citigroup, Inc.	10,815,908
147,722	JP Morgan Chase & Co.	20,592,447
34,070	M&T Bank Corp.	5,783,382
48,750	PNC Financial Services Group, Inc.	7,781,962
122,000	Truist Financial Corp.	6,871,040

		67,460,583

	Capital Goods - 8.8%
35,400	Deere & Co.	6,133,404
71,650	Fortune Brands Home & Security, Inc.	4,681,611
34,275	Ingersoll-Rand plc	4,555,833
27,210	L3Harris Technologies, Inc.	5,384,043
14,110	Lockheed Martin Corp.	5,494,152
216,670	nVent Electric plc	5,542,418
49,480	United Technologies Corp.	7,410,125

		39,201,586

	Consumer Durables & Apparel - 1.7%
76,770	Lennar Corp. Class A	4,282,999
122,860	Tapestry, Inc.	3,313,534

		7,596,533

	Consumer Services - 1.0%
38,643	Hilton Worldwide Holdings, Inc.	4,285,895

	Diversified Financials - 2.1%
13,955	BlackRock, Inc.	7,015,178
41,290	Blackstone Group, Inc. Class A	2,309,763

		9,324,941

	Energy - 6.7%
47,370	Concho Resources, Inc.	4,148,191
200,355	Exxon Mobil Corp.	13,980,772
251,590	Noble Energy, Inc.	6,249,496
36,730	Pioneer Natural Resources Co.	5,559,820

		29,938,279

	Food & Staples Retailing - 1.0%
106,770	US Foods Holding Corp.*	4,472,595

	Food, Beverage & Tobacco - 1.2%
100,650	Mondelez International, Inc. Class A	5,543,802

	Health Care Equipment & Services - 8.6%
29,960	Anthem, Inc.	9,048,819
119,016	Koninklijke Philips N.V.	5,817,942
96,426	Medtronic plc	10,939,530
25,415	UnitedHealth Group, Inc.	7,471,502
32,170	Zimmer Biomet Holdings, Inc.	4,815,205

		38,092,998

	Household & Personal Products - 1.0%
75,190	Unilever N.V.	4,320,417

	Insurance - 8.4%
99,295	American International Group, Inc.	5,096,812
40,530	Assurant, Inc.	5,312,672
47,740	Chubb Ltd.	7,431,209
48,090	Intact Financial Corp.	5,200,260
122,520	MetLife, Inc.	6,244,844
107,840	Progressive Corp.	7,806,538

		37,092,335

	Materials - 5.2%
55,210	Celanese Corp.	6,797,455
107,363	Dow, Inc.*	5,875,977
56,370	FMC Corp.	5,626,853

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.2% - (continued)
	Materials - 5.2% - (continued)
121,860	Sealed Air Corp.	$4,853,684

		23,153,969

	Media & Entertainment - 1.9%
191,440	Comcast Corp. Class A	8,609,057

	Pharmaceuticals, Biotechnology & Life Sciences - 9.4%
130,460	AstraZeneca plc ADR	6,504,736
11,040	Biogen, Inc.*	3,275,899
53,730	Eli Lilly & Co.	7,061,734
58,820	Merck & Co., Inc.	5,349,679
312,950	Pfizer, Inc.	12,261,381
22,043	Roche Holding AG	7,164,033

		41,617,462

	Real Estate - 3.6%
33,760	Crown Castle International Corp. REIT	4,798,984
140,790	Gaming and Leisure Properties, Inc. REIT	6,061,010
102,300	Highwoods Properties, Inc. REIT	5,003,493

		15,863,487

	Retailing - 2.7%
34,650	Home Depot, Inc.	7,566,867
74,900	TJX Cos., Inc.	4,573,394

		12,140,261

	Semiconductors & Semiconductor Equipment - 6.9%
50,440	Analog Devices, Inc.	5,994,290
230,290	Intel Corp.	13,782,857
25,960	KLA Corp.	4,625,293
119,880	Micron Technology, Inc.*	6,447,146

		30,849,586

	Software & Services - 1.4%
84,020	Amdocs Ltd.	6,065,404

	Technology Hardware & Equipment - 3.5%
109,720	Cisco Systems, Inc.	5,262,171
190,930	Corning, Inc.	5,557,972
77,250	NetApp, Inc.	4,808,813

		15,628,956

	Telecommunication Services - 2.7%
192,470	Verizon Communications, Inc.	11,817,658

	Transportation - 1.0%
23,990	Union Pacific Corp.	4,337,152

	Utilities - 5.1%
82,230	Dominion Energy, Inc.	6,810,289
40,300	Entergy Corp.	4,827,940
130,900	Exelon Corp.	5,967,731
33,490	Sempra Energy	5,073,065

		22,679,025

	Total Common Stocks (cost $334,875,883)	$444,978,878

SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
3,316,123	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class,1.58%(1)	$3,316,123

	Total Short-Term Investments (cost $3,316,123)	$3,316,123

Total Investments (cost $338,192,006)	101.0%	$448,295,001
Other Assets and Liabilities	(1.0)%	(4,224,438)

Total Net Assets	100.0%	$444,070,563

The accompanying notes are an integral part of these financial statements.

149

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2019

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$4,886,897	$4,886,897	$—	$—
Banks	67,460,583	67,460,583	—	—
Capital Goods	39,201,586	39,201,586	—	—
Consumer Durables & Apparel	7,596,533	7,596,533	—	—
Consumer Services	4,285,895	4,285,895	—	—
Diversified Financials	9,324,941	9,324,941	—	—
Energy	29,938,279	29,938,279	—	—
Food & Staples Retailing	4,472,595	4,472,595	—	—
Food, Beverage & Tobacco	5,543,802	5,543,802	—	—
Health Care Equipment & Services	38,092,998	32,275,056	5,817,942	—
Household & Personal Products	4,320,417	4,320,417	—	—
Insurance	37,092,335	37,092,335	—	—
Materials	23,153,969	23,153,969	—	—
Media & Entertainment	8,609,057	8,609,057	—	—
Pharmaceuticals, Biotechnology & Life Sciences	41,617,462	34,453,429	7,164,033	—
Real Estate	15,863,487	15,863,487	—	—
Retailing	12,140,261	12,140,261	—	—
Semiconductors & Semiconductor Equipment	30,849,586	30,849,586	—	—
Software & Services	6,065,404	6,065,404	—	—
Technology Hardware & Equipment	15,628,956	15,628,956	—	—
Telecommunication Services	11,817,658	11,817,658	—	—
Transportation	4,337,152	4,337,152	—	—
Utilities	22,679,025	22,679,025	—	—
Short-Term Investments	3,316,123	3,316,123	—	—

Total	$448,295,001	$435,313,026	$12,981,975	$—

(1)	For the year ended December 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

150

Hartford HLS Funds

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CITI	Citigroup Global Markets, Inc.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	United States Dollar

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CMT	Constant Maturity Treasury Index
CPI	Consumer Price Index
ICE	Intercontinental Exchange, Inc.
MSCI	Morgan Stanley Capital International
MTA	Monthly Treasury Average Index
S&P	Standard & Poor’s

Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
GO	General Obligation
Rev	Revenue

Other Abbreviations:
ADR	American Depositary Receipt
CD	Certificate of Deposit
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
EM	Emerging Markets
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GUKG5	UK Government Bonds 5 Year Note Generic Bid Yield
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
PIK	Payment-in-kind
PT	Perseroan Terbatas
SOFR	Secured Overnight Financing Rate
REIT	Real Estate Investment Trust
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Securities
USTMMR	U.S. Treasury Money Market Rate

151

Hartford HLS Funds

Statements of Assets and Liabilities

December 31, 2019

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Healthcare HLS Fund
Assets:
Investments in securities, at market value(1)	$2,093,146,730	$4,397,395,695	$654,285,052	$3,309,145,388	$523,819,917	$1,635,124,442	$237,261,540
Cash	—	—	—	37,890	—	—	—
Due from custodian	—	147,924	—	—	—	—	—
Cash collateral due from broker on futures contracts	—	2,123,100	—	—	—	—	—
Foreign currency	80,298	68,428	—	—	344	—	37
Unrealized appreciation on foreign currency contracts	—	92,912	—	—	—	—	—
Receivables:
Investment securities sold	124,044	5,034,863	—	—	140,460	14,148,326	159,559
Fund shares sold	391,449	14,821	10,365	65,011	84,602	204,710	140,324
Dividends and interest	5,855,433	4,652,700	661,865	3,032,846	185,782	617,758	94,059
Securities lending income	2,478	53,470	8,651	166	646	9,590	1,452
Variation margin on futures contracts	—	129,745	—	—	—	—	—
Tax reclaims	825,383	380,980	—	699,653	396,559	140,112	25,373
Other assets	26,918	42,744	21,877	35,128	21,281	33,688	17,189

Total assets	2,100,452,733	4,410,137,382	654,987,810	3,313,016,082	524,649,591	1,650,278,626	237,699,533

Liabilities:
Obligation to return securities lending collateral	1,296,480	36,904,443	—	—	2,417,250	34,985,906	2,978,534
Payables:
Investment securities purchased	—	10,357,447	—	180,460	—	18,444,489	1,006,920
Fund shares redeemed	1,071,759	2,213,554	584,678	1,251,694	2,354,576	1,152,091	250,338
Investment management fees	1,048,760	2,361,427	402,030	1,809,409	326,491	813,980	166,755
Transfer agent fees	449	693	441	496	461	662	455
Accounting services fees	31,755	63,295	7,678	38,940	6,111	24,165	2,747
Board of Directors’ fees	4,477	9,683	1,374	6,968	1,089	3,483	616
Variation margin on futures contracts	9,480	1	—	—	—	—	—
Foreign taxes	—	58,435	—	—	—	—	—
Distribution fees	10,175	21,037	3,286	16,207	3,348	8,456	1,748
Accrued expenses	133,097	271,738	75,514	155,684	91,462	171,847	39,695

Total liabilities	3,606,432	52,261,753	1,075,001	3,459,858	5,200,788	55,605,079	4,447,808

Net assets	$2,096,846,301	$4,357,875,629	$653,912,809	$3,309,556,224	$519,448,803	$1,594,673,547	$233,251,725

Summary of Net Assets:
Capital stock and paid-in-capital	$1,531,832,256	$3,473,631,418	$376,769,347	$2,003,945,904	$326,721,708	$1,214,184,400	$139,230,606
Distributable earnings (loss)	565,014,045	884,244,211	277,143,462	1,305,610,320	192,727,095	380,489,147	94,021,119

Net assets	$2,096,846,301	$4,357,875,629	$653,912,809	$3,309,556,224	$519,448,803	$1,594,673,547	$233,251,725

Shares authorized	9,700,000,000	5,450,000,000	3,500,000,000	4,200,000,000	3,600,000,000	900,000,000	800,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$30.27	$46.05	$15.97	$22.08	$27.86	$35.44	$23.67

Shares outstanding	61,111,423	83,556,594	35,929,385	132,062,066	15,732,540	39,208,158	8,079,636

Net Assets	$1,849,582,088	$3,847,849,848	$573,688,350	$2,916,542,439	$438,287,809	$1,389,571,255	$191,260,061

Class IB: Net asset value per share	$30.80	$45.24	$15.76	$21.96	$27.53	$33.25	$22.12

Shares outstanding	8,027,361	10,499,283	5,090,736	17,898,220	2,947,731	4,588,742	1,898,154

Net Assets	$247,264,213	$474,982,324	$80,224,459	$393,013,785	$81,160,994	$152,577,378	$41,991,664

Class IC: Net asset value per share	$—	$45.45	$—	$—	$—	$34.08	$—

Shares outstanding	—	770,990	—	—	—	1,541,368	—

Net Assets	$—	$35,043,457	$—	$—	$—	$52,524,914	$—

Cost of investments	$1,609,681,962	$3,666,315,746	$424,376,165	$2,158,823,598	$371,578,059	$1,367,659,485	$181,443,090
Cost of foreign currency	$79,840	$68,432	$—	$—	$344	$—	$36

(1) Includes Investment in securities on loan, at market value	$1,259,139	$36,073,339	$—	$—	$2,354,301	$34,718,346	$2,857,063

The accompanying notes are an integral part of these financial statements.

152

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

December 31, 2019

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap Value HLS Fund	Hartford Small Cap Growth HLS Fund
Assets:
Investments in securities, at market value(1)	$248,086,565	$1,229,535,433	$2,098,757,938	$103,035,449	$323,772,707	$1,329,805,608
Cash	—	—	11,284,224	—	10,399	4,391,856
Foreign currency	—	50,262	—	—	—	—
Receivables:	80,349	6,194,083	22,745,824	—	799,237	18,744,822
Investment securities sold				21,957	343	331,543
Fund shares sold	34,104	1,354,707	262,935	32,639	425,656	805,910
Dividends and interest	4,016,275	882,939	1,877,724	310	1,312	18,955
Securities lending income	—	1,912	2,415
Variation margin on centrally cleared swap contracts	227,425	—	—	—	—	—
Tax reclaims	522	2,571,939	—	—	—	—
Other assets	19,486	26,551	28,146	20,458	19,704	27,851

Total assets	252,464,726	1,240,617,826	2,134,959,206	103,110,813	325,029,358	1,354,126,545

Liabilities:
Unrealized depreciation on foreign currency contracts	40,031	—	—	—	—	—
Obligation to return securities lending collateral	—	7,572,918	9,784,951	699,591	3,401,914	12,322,305
Payables:
Investment securities purchased	887,550	2,496,586	—	—	396,832	334,699
Fund shares redeemed	54,802	972,622	23,670,166	43,187	138,680	5,551,087
Investment management fees	148,550	717,802	1,197,446	68,815	204,423	684,247
Transfer agent fees	428	585	767	409	416	627
Accounting services fees	2,971	14,414	25,158	1,204	3,766	20,273
Board of Directors’ fees	553	2,617	4,536	207	686	2,932
Distribution fees	2,409	5,608	2,267	636	3,007	15,985
Accrued expenses	61,233	149,710	68,265	32,488	49,942	74,478

Total liabilities	1,198,527	11,932,862	34,753,556	846,537	4,199,666	19,006,633

Net assets	$251,266,199	$1,228,684,964	$2,100,205,650	$102,264,276	$320,829,692	$1,335,119,912

Summary of Net Assets:
Capital stock and paid-in-capital	$252,932,549	$1,073,593,493	$1,393,276,968	$79,699,737	$246,013,118	$1,030,709,139
Distributable earnings (loss)	(1,666,350)	155,091,471	706,928,682	22,564,539	74,816,574	304,410,773

Net assets	$251,266,199	$1,228,684,964	$2,100,205,650	$102,264,276	$320,829,692	$1,335,119,912

Shares authorized	2,800,000,000	2,825,000,000	2,600,000,000	900,000,000	1,200,000,000	700,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$8.04	$16.56	$38.17	$8.17	$11.19	$29.72

Shares outstanding	23,953,808	65,992,453	53,586,100	10,627,009	22,150,576	32,103,097

Net Assets	$192,531,755	$1,093,030,024	$2,045,156,417	$86,859,376	$247,804,244	$954,063,016

Class IB: Net asset value per share	$7.89	$16.80	$36.90	$8.11	$11.12	$28.53

Shares outstanding	7,444,155	8,075,537	1,491,944	1,899,579	6,569,004	13,355,890

Net Assets	$58,734,444	$135,654,940	$55,049,233	$15,404,900	$73,025,448	$381,056,896

Cost of investments	$243,995,161	$1,064,627,473	$1,529,440,940	$85,383,022	$267,336,015	$1,069,814,786
Cost of foreign currency	$—	$49,994	$—	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$—	$7,283,858	$9,661,255	$692,811	$3,231,912	$13,788,323

The accompanying notes are an integral part of these financial statements.

153

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

December 31, 2019

	Hartford Small Company HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
Assets:
Investments in securities, at market value(1)	$634,225,923	$1,516,602,172	$2,768,583,828	$457,278,227	$373,111,402	$448,295,001
Cash	29,970	—	279,004	—	—	—
Foreign currency	5	—	103,985	—	—	26,013
Unrealized appreciation on OTC swap contracts	—	—	2,949,471	—	—	—
Unrealized appreciation on foreign currency contracts	—	—	234,776	—	—	—
Receivables:
Investment securities sold	11,529,884	—	219,561,132	16,875	10,511,083	—
Fund shares sold	1,025	8,131	120,884	184,633	27,922	26,316
Dividends and interest	270,792	1,698,501	11,828,456	1,140,440	1,265,055	290,291
Securities lending income	2,175	55,573	6,417	243	—	—
Variation margin on centrally cleared swap contracts	—	—	548,553	—	—	—
Tax reclaims	—	646,761	39,569	1,946	—	201,506
OTC swap contracts premiums paid	—	—	1,485,362	—	—	—
Other assets	23,262	23,843	41,236	20,828	70,920	23,495

Total assets	646,083,036	1,519,034,981	3,005,782,673	458,643,192	384,986,382	448,862,622

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	1,123,073	—	—	—
Due to custodian	—	—	—	—	45,293	—
Obligation to return securities lending collateral	8,609,022	—	7,704,490	7,408,300	—	—
Unrealized depreciation on OTC swap contracts	—	—	1,450,566	—	—	—
Cash collateral due to broker on futures contracts	—	—	325,000	—	—	—
TBA sale commitments, at market value	—	—	72,160,904	—	7,340,520	—
Unfunded loan commitments	—	—	41,385	—	—	—
Payables:
Investment securities purchased	2,522,186	—	827,249,000	—	55,807,946	445,149
Fund shares redeemed	10,125,403	8,694,153	833,305	278,722	112,185	4,032,166
Investment management fees	391,598	611,457	830,728	153,590	123,397	251,360
Transfer agent fees	452	441	489	466	430	462
Accounting services fees	9,593	17,867	31,743	5,376	3,839	5,257
Board of Directors’ fees	1,483	3,127	4,551	1,017	731	959
Variation margin on centrally cleared swap contracts	—	—	—	—	32,795	—
Variation margin on futures contracts	—	—	284,996	—	55,157	—
Distribution fees	2,139	5,535	8,790	2,350	2,273	2,553
Accrued expenses	88,006	108,266	169,697	61,548	77,367	54,153
OTC swap contracts premiums received	—	—	6,043,812	—	—	—

Total liabilities	21,749,882	9,440,846	918,262,529	7,911,369	63,601,933	4,792,059

Net assets	$624,333,154	$1,509,594,135	$2,087,520,144	$450,731,823	$321,384,449	$444,070,563

Summary of Net Assets:
Capital stock and paid-in-capital	$455,870,343	$922,026,504	$1,960,576,886	$439,656,056	$339,856,705	$302,745,328
Distributable earnings (loss)	168,462,811	587,567,631	126,943,258	11,075,767	(18,472,256)	141,325,235

Net assets	$624,333,154	$1,509,594,135	$2,087,520,144	$450,731,823	$321,384,449	$444,070,563

Shares authorized	1,500,000,000	4,200,000,000	5,000,000,000	14,000,000,000	700,000,000	800,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$20.45	$92.58	$11.44	$10.19	$10.31	$14.36

Shares outstanding	27,995,328	14,858,863	163,753,048	38,639,573	25,783,227	26,603,583

Net Assets	$572,642,431	$1,375,642,640	$1,873,181,714	$393,589,633	$265,860,329	$382,126,758

Class IB: Net asset value per share	$18.44	$92.57	$11.38	$10.18	$10.30	$14.34

Shares outstanding	2,803,763	1,447,066	18,838,969	5,612,728	5,389,184	4,318,530

Net Assets	$51,690,723	$133,951,495	$214,338,430	$57,142,190	$55,524,120	$61,943,805

Cost of investments	$526,575,560	$1,021,186,871	$2,716,681,829	$456,146,971	$369,846,534	$338,192,006
Cost of foreign currency	$5	$—	$105,163	$—	$—	$26,049
Proceeds of TBA sale commitments	$—	$—	$72,079,025	$—	$7,329,224	$—

(1) Includes Investment in securities on loan, at market value	$8,365,526	$—	$7,460,798	$7,099,310	$—	$—

The accompanying notes are an integral part of these financial statements.

154

Hartford HLS Funds

Statements of Operations

For the Year Ended December 31, 2019

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Healthcare HLS Fund
Investment Income:
Dividends	$27,509,943	$74,121,784	$9,784,846	$80,198,109	$6,105,064	$5,584,572	$2,249,989
Interest	22,501,249	1,595,673	94,481	1,155,700	114,177	914,646	178,144
Securities lending	252,427	265,057	110,112	196,485	56,952	199,181	62,387
Less: Foreign tax withheld	(407,984)	(892,612)	—	(802,011)	(244,608)	(22,712)	(40,379)

Total investment income, net	49,855,635	75,089,902	9,989,439	80,748,283	6,031,585	6,675,687	2,450,141

Expenses:
Investment management fees	12,786,411	27,851,982	4,584,984	20,757,445	3,762,027	9,557,138	2,045,917
Administrative services fees
Class IC	—	81,251	—	—	—	117,935	—
Transfer agent fees
Class IA	4,755	7,304	4,712	5,271	4,700	7,078	4,634
Class IB	634	897	648	715	881	787	917
Class IC	—	62	—	—	—	243	—
Distribution fees
Class IB	601,769	1,174,948	188,679	951,183	198,192	382,760	97,710
Class IC	—	81,251	—	—	—	117,935	—
Custodian fees	20,755	41,577	7,922	19,207	19,189	3,909	12,844
Registration and filing fees	33,964	45,303	32,809	34,041	32,809	47,783	32,371
Accounting services fees	368,286	746,335	87,318	446,136	70,302	283,714	33,820
Board of Directors’ fees	65,354	137,938	19,860	101,829	15,973	50,351	7,901
Audit fees	30,894	56,210	21,013	21,457	36,993	45,059	26,252
Other expenses	226,411	391,993	116,240	299,422	89,112	217,001	22,925

Total expenses (before waivers, reimbursements and fees paid indirectly)	14,139,233	30,617,051	5,064,185	22,636,706	4,230,178	10,831,693	2,285,291

Management fee waivers	(613,810)	—	—	—	—	—	—
Commission recapture	(31,930)	(24,615)	(1,756)	(18,468)	(1,602)	(6,780)	(1,431)

Total waivers, reimbursements and fees paid indirectly	(645,740)	(24,615)	(1,756)	(18,468)	(1,602)	(6,780)	(1,431)

Total expenses, net	13,493,493	30,592,436	5,062,429	22,618,238	4,228,576	10,824,913	2,283,860

Net Investment Income (Loss)	36,362,142	44,497,466	4,927,010	58,130,045	1,803,009	(4,149,226)	166,281

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	88,220,800	201,705,816	49,562,302	152,232,935	39,490,050	124,345,807	41,453,427
Less: Foreign taxes paid on realized capital gains	—	(11,544)	—	—	—	—	—
Net realized gain (loss) on futures contracts	688,365	11,906,527	—	—	—	—	—
Net realized gain (loss) on foreign currency contracts	—	206,918	—	—	—	—	—
Net realized gain (loss) on other foreign currency transactions	(18,868)	(63,729)	—	12,533	(16,604)	12,828	(11,470)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	88,890,297	213,743,988	49,562,302	152,245,468	39,473,446	124,358,635	41,441,957

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	292,627,098	907,130,900	127,301,596	585,892,351	97,750,659	286,567,387	33,386,503
Net unrealized appreciation (depreciation) of futures contracts	(326,284)	2,474,753	—	—	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	438,494	—	—	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	17,550	33,428	—	(92)	9,856	3,637	332

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	292,318,364	910,077,575	127,301,596	585,892,259	97,760,515	286,571,024	33,386,835

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	381,208,661	1,123,821,563	176,863,898	738,137,727	137,233,961	410,929,659	74,828,792

Net Increase (Decrease) in Net Assets Resulting from Operations	$417,570,803	$1,168,319,029	$181,790,908	$796,267,772	$139,036,970	$406,780,433	$74,995,073

* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax of	$—	$(58,435)	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

155

Hartford HLS Funds

Statements of Operations – (continued)

For the Year Ended December 31, 2019

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap Value HLS Fund	Hartford Small Cap Growth HLS Fund
Investment Income:
Dividends	$64,927	$32,318,708	$16,964,716	$471,923	$5,639,682	$8,633,143
Interest	15,628,712	499,087	46,660	31,960	89,636	377,302
Securities lending	—	359,582	194,325	20,823	8,849	564,287
Less: Foreign tax withheld	—	(3,497,636)	(64,652)	—	(40,220)	—

Total investment income, net	15,693,639	29,679,741	17,141,049	524,706	5,697,947	9,574,732

Expenses:
Investment management fees	1,781,859	8,346,731	13,990,951	746,229	2,457,588	7,729,686
Transfer agent fees
Class IA	3,993	6,166	8,216	4,250	3,914	5,183
Class IB	1,225	762	216	742	1,173	2,028
Distribution fees
Class IB	149,470	328,931	134,397	34,646	177,041	894,540
Custodian fees	8,649	47,397	23,095	4,958	8,922	14,983
Registration and filing fees	31,809	33,906	37,604	36,728	32,596	36,708
Accounting services fees	35,637	167,367	293,797	13,059	43,008	228,890
Board of Directors’ fees	8,164	37,394	66,523	2,934	9,721	40,426
Audit fees	30,619	46,608	21,092	21,473	21,168	21,416
Other expenses	63,308	184,935	125,149	25,182	50,605	117,504

Total expenses (before waivers, reimbursements and fees paid indirectly)	2,114,733	9,200,197	14,701,040	890,201	2,805,736	9,091,364

Management fee waivers	—	—	—	—	(122,879)	—
Commission recapture	—	(9,702)	(13,428)	(279)	(8,969)	(19,495)

Total waivers, reimbursements and fees paid indirectly	—	(9,702)	(13,428)	(279)	(131,848)	(19,495)

Total expenses, net	2,114,733	9,190,495	14,687,612	889,922	2,673,888	9,071,869

Net Investment Income (Loss)	13,578,906	20,489,246	2,453,437	(365,216)	3,024,059	502,863

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(6,543,786)	(25,575,550)	144,617,790	5,337,071	19,109,222	44,683,578
Net realized gain (loss) on swap contracts	(54,937)	—	—	—	—	—
Net realized gain (loss) on foreign currency contracts	281,939	(16,254)	—	—	—	—
Net realized gain (loss) on other foreign currency transactions	1,237	(294,280)	4,794	—	1,915	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(6,315,547)	(25,886,084)	144,622,584	5,337,071	19,111,137	44,683,578

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	28,053,727	284,979,402	428,817,893	24,903,853	60,456,988	335,112,204
Net unrealized appreciation (depreciation) of swap contracts	122,308	—	—	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(55,881)	—	—	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	943	55,446	—	—	(40)	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	28,121,097	285,034,848	428,817,893	24,903,853	60,456,948	335,112,204

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	21,805,550	259,148,764	573,440,477	30,240,924	79,568,085	379,795,782

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,384,456	$279,638,010	$575,893,914	$29,875,708	$82,592,144	$380,298,645

The accompanying notes are an integral part of these financial statements.

156

Hartford HLS Funds

Statements of Operations – (continued)

For the Year Ended December 31, 2019

	Hartford Small Company HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
Investment Income:
Dividends	$3,056,425	$30,394,675	$81,944	$—	$—	$10,762,018
Interest	250,062	449,874	76,993,260	12,810,133	8,559,481	103,194
Securities lending	59,327	55,573	56,184	12,083	7,700	41,198
Less: Foreign tax withheld	(4,849)	(125,948)	—	—	—	(105,147)

Total investment income, net	3,360,965	30,774,174	77,131,388	12,822,216	8,567,181	10,801,263

Expenses:
Investment management fees	4,452,378	7,025,084	9,886,054	1,928,688	1,494,841	2,918,601
Transfer agent fees
Class IA	4,977	4,865	5,196	4,841	4,315	4,762
Class IB	462	479	597	700	901	778
Distribution fees
Class IB	128,074	328,072	541,118	152,240	143,508	152,956
Custodian fees	9,640	10,876	40,867	9,272	8,059	7,189
Registration and filing fees	35,463	33,546	33,751	33,538	35,327	33,771
Accounting services fees	108,730	204,947	377,942	67,504	46,506	61,008
Board of Directors’ fees	19,273	46,892	67,427	15,670	10,670	13,889
Audit fees	41,365	30,725	48,904	30,603	44,383	21,241
Other expenses	99,473	160,578	267,956	78,898	59,001	71,797

Total expenses (before waivers, reimbursements and fees paid indirectly)	4,899,835	7,846,064	11,269,812	2,321,954	1,847,511	3,285,992

Commission recapture	(10,035)	(2,903)	—	—	—	(3,317)

Total waivers, reimbursements and fees paid indirectly	(10,035)	(2,903)	—	—	—	(3,317)

Total expenses, net	4,889,800	7,843,161	11,269,812	2,321,954	1,847,511	3,282,675

Net Investment Income (Loss)	(1,528,835)	22,931,013	65,861,576	10,500,262	6,719,670	7,518,588

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	64,291,332	98,284,076	43,658,314	294,254	2,584,171	32,466,142
Net realized gain (loss) on purchased options contracts	—	—	(688,017)	—	—	—
Net realized gain (loss) on futures contracts	—	—	19,971,254	—	6,101,592	—
Net realized gain (loss) on written options contracts	—	—	810,184	—	—	—
Net realized gain (loss) on swap contracts	—	—	(6,444,783)	—	(464,689)	—
Net realized gain (loss) on foreign currency contracts	—	—	1,753,329	—	—	—
Net realized gain (loss) on other foreign currency transactions	(5,992)	(21,429)	(68,460)	—	—	(1,728)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	64,285,340	98,262,647	58,991,821	294,254	8,221,074	32,464,414

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	120,697,580	269,913,296	92,180,697	2,390,882	5,716,614	66,130,114
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	1,311,727	—	—	—
Net unrealized appreciation (depreciation) of futures contracts	—	—	(7,448,465)	—	(2,220,130)	—
Net unrealized appreciation (depreciation) of written options contracts	—	—	224,937	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	—	473,661	—	(1,514,095)	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	(969,546)	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	163	25,677	31,635	—	—	5,073

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	120,697,743	269,938,973	85,804,646	2,390,882	1,982,389	66,135,187

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	184,983,083	368,201,620	144,796,467	2,685,136	10,203,463	98,599,601

Net Increase (Decrease) in Net Assets Resulting from Operations	$183,454,248	$391,132,633	$210,658,043	$13,185,398	$16,923,133	$106,118,189

The accompanying notes are an integral part of these financial statements.

157

Hartford HLS Funds

Statements of Changes in Net Assets

	Hartford Balanced HLS Fund		Hartford Capital Appreciation HLS Fund		Hartford Disciplined Equity HLS Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment income (loss)	$36,362,142	$42,139,010	$44,497,466	$47,501,815	$4,927,010	$4,594,725
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	88,890,297	182,656,507	213,743,988	503,833,446	49,562,302	72,774,676
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	292,318,364	(330,783,578)	910,077,575	(829,651,424)	127,301,596	(83,373,336)

Net Increase (Decrease) in Net Assets Resulting from Operations	417,570,803	(105,988,061)	1,168,319,029	(278,316,163)	181,790,908	(6,003,935)

Distributions to Shareholders:
Class IA	(185,511,739)	(123,979,008)	(453,254,297)	(454,718,791)	(66,982,886)	(59,926,122)
Class IB	(23,789,456)	(15,722,695)	(55,760,662)	(55,433,183)	(9,168,659)	(8,120,313)
Class IC	—	—	(3,992,375)	(3,306,481)	—	—

Total distributions	(209,301,195)	(139,701,703)	(513,007,334)	(513,458,455)	(76,151,545)	(68,046,435)

Capital Share Transactions:
Sold	13,809,419	17,623,057	27,135,599	41,412,513	11,880,527	8,267,277
Issued on reinvestment of distributions	209,301,195	139,701,703	513,007,334	513,458,455	76,151,545	68,046,434
Redeemed	(282,083,299)	(337,066,656)	(840,778,982)	(817,092,381)	(109,938,872)	(129,497,572)

Net increase (decrease) from capital share transactions	(58,972,685)	(179,741,896)	(300,636,049)	(262,221,413)	(21,906,800)	(53,183,861)

Net Increase (Decrease) in Net Assets	149,296,923	(425,431,660)	354,675,646	(1,053,996,031)	83,732,563	(127,234,231)

Net Assets:
Beginning of period	1,947,549,378	2,372,981,038	4,003,199,983	5,057,196,014	570,180,246	697,414,477

End of period	$2,096,846,301	$1,947,549,378	$4,357,875,629	$4,003,199,983	$653,912,809	$570,180,246

The accompanying notes are an integral part of these financial statements.

158

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Dividend and Growth HLS Fund		Hartford Global Growth HLS Fund		Hartford Growth Opportunities HLS Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment income (loss)	$58,130,045	$61,938,823	$1,803,009	$1,764,762	$(4,149,226)	$(2,469,727)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	152,245,468	372,873,247	39,473,446	68,672,082	124,358,635	314,646,983
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	585,892,259	(593,183,815)	97,760,515	(85,389,535)	286,571,024	(288,647,726)

Net Increase (Decrease) in Net Assets Resulting from Operations	796,267,772	(158,371,745)	139,036,970	(14,952,691)	406,780,433	23,529,530

Distributions to Shareholders:
Class IA	(380,717,264)	(367,065,830)	(59,823,693)	(38,893,548)	(268,390,103)	(183,161,141)
Class IB	(51,049,426)	(50,078,265)	(11,091,398)	(7,324,732)	(31,584,595)	(21,414,890)
Class IC	—	—	—	—	(9,866,813)	(5,228,239)

Total distributions	(431,766,690)	(417,144,095)	(70,915,091)	(46,218,280)	(309,841,511)	(209,804,270)

Capital Share Transactions:
Sold	52,980,701	61,469,849	14,484,277	36,885,058	56,475,941	50,069,414
Issued on reinvestment of distributions	431,766,690	417,144,095	70,915,091	46,218,280	309,841,511	209,804,270
Redeemed	(500,718,066)	(561,723,069)	(81,267,414)	(91,759,918)	(226,047,221)	(225,579,813)

Net increase (decrease) from capital share transactions	(15,970,675)	(83,109,125)	4,131,954	(8,656,580)	140,270,231	34,293,871

Net Increase (Decrease) in Net Assets	348,530,407	(658,624,965)	72,253,833	(69,827,551)	237,209,153	(151,980,869)

Net Assets:
Beginning of period	2,961,025,817	3,619,650,782	447,194,970	517,022,521	1,357,464,394	1,509,445,263

End of period	$3,309,556,224	$2,961,025,817	$519,448,803	$447,194,970	$1,594,673,547	$1,357,464,394

The accompanying notes are an integral part of these financial statements.

159

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Healthcare HLS Fund		Hartford High Yield HLS Fund		Hartford International Opportunities HLS Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment income (loss)	$166,281	$(129,611)	$13,578,906	$14,942,261	$20,489,246	$21,970,804
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	41,441,957	31,460,608	(6,315,547)	3,129,099	(25,886,084)	45,857,314
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	33,386,835	(37,551,800)	28,121,097	(27,080,181)	285,034,848	(332,649,147)

Net Increase (Decrease) in Net Assets Resulting from Operations	74,995,073	(6,220,803)	35,384,456	(9,008,821)	279,638,010	(264,821,029)

Distributions to Shareholders:
Class IA	(23,301,756)	(17,636,397)	(11,998,965)	(12,607,847)	(59,417,697)	(24,591,559)
Class IB	(5,559,926)	(2,726,361)	(3,581,365)	(3,775,566)	(6,983,056)	(2,394,120)

Total distributions	(28,861,682)	(20,362,758)	(15,580,330)	(16,383,413)	(66,400,753)	(26,985,679)

Capital Share Transactions:
Sold	18,614,353	31,276,586	10,501,246	13,407,636	64,607,494	144,483,508
Issued on reinvestment of distributions	28,861,682	20,362,758	15,580,330	16,383,413	66,400,753	26,985,679
Redeemed	(146,077,753)	(74,733,932)	(44,026,710)	(56,481,478)	(236,490,704)	(339,252,535)

Net increase (decrease) from capital share transactions	(98,601,718)	(23,094,588)	(17,945,134)	(26,690,429)	(105,482,457)	(167,783,348)

Net Increase (Decrease) in Net Assets	(52,468,327)	(49,678,149)	1,858,992	(52,082,663)	107,754,800	(459,590,056)

Net Assets:
Beginning of period	285,720,052	335,398,201	249,407,207	301,489,870	1,120,930,164	1,580,520,220

End of period	$233,251,725	$285,720,052	$251,266,199	$249,407,207	$1,228,684,964	$1,120,930,164

The accompanying notes are an integral part of these financial statements.

160

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford MidCap HLS Fund		Hartford MidCap Growth HLS Fund		Hartford MidCap Value HLS Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment income (loss)	$2,453,437	$597,397	$(365,216)	$151,187	$3,024,059	$2,003,484
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	144,622,584	313,601,069	5,337,071	16,823,323	19,111,137	39,094,355
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	428,817,893	(453,906,710)	24,903,853	(25,371,110)	60,456,948	(89,944,997)

Net Increase (Decrease) in Net Assets Resulting from Operations	575,893,914	(139,708,244)	29,875,708	(8,396,600)	82,592,144	(48,847,158)

Distributions to Shareholders:
Class IA	(301,703,983)	(206,009,765)	(14,592,832)	(7,929,782)	(32,005,532)	(20,921,640)
Class IB	(8,149,131)	(5,470,747)	(2,562,985)	(1,375,082)	(9,453,950)	(5,918,091)

Total distributions	(309,853,114)	(211,480,512)	(17,155,817)	(9,304,864)	(41,459,482)	(26,839,731)

Capital Share Transactions:
Sold	136,707,597	268,177,739	14,727,408	4,772,590	5,553,726	5,167,853
Issued on reinvestment of distributions	309,853,114	211,480,512	17,155,817	9,304,864	41,459,482	26,839,731
Redeemed	(427,293,869)	(528,465,528)	(18,446,275)	(19,264,292)	(48,984,177)	(49,490,166)

Net increase (decrease) from capital share transactions	19,266,842	(48,807,277)	13,436,950	(5,186,838)	(1,970,969)	(17,482,582)

Net Increase (Decrease) in Net Assets	285,307,642	(399,996,033)	26,156,841	(22,888,302)	39,161,693	(93,169,471)

Net Assets:
Beginning of period	1,814,898,008	2,214,894,041	76,107,435	98,995,737	281,667,999	374,837,470

End of period	$2,100,205,650	$1,814,898,008	$102,264,276	$76,107,435	$320,829,692	$281,667,999

The accompanying notes are an integral part of these financial statements.

161

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Small Cap Growth HLS Fund		Hartford Small Company HLS Fund		Hartford Stock HLS Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment income (loss)	$502,863	$(1,320,167)	$(1,528,835)	$(3,112,175)	$22,931,013	$23,168,989
Net realized gain (loss) on investments and foreign currency transactions	44,683,578	219,253,261	64,285,340	113,781,063	98,262,647	120,020,211
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	335,112,204	(363,380,245)	120,697,743	(127,972,764)	269,938,973	(138,545,767)

Net Increase (Decrease) in Net Assets Resulting from Operations	380,298,645	(145,447,151)	183,454,248	(17,303,876)	391,132,633	4,643,433

Distributions to Shareholders:
Class IA	(154,314,731)	(60,365,921)	(100,841,539)	(37,253,096)	(133,049,130)	(20,294,819)
Class IB	(63,116,174)	(23,243,803)	(10,050,660)	(4,017,068)	(12,720,819)	(1,685,834)

Total distributions	(217,430,905)	(83,609,724)	(110,892,199)	(41,270,164)	(145,769,949)	(21,980,653)

Capital Share Transactions:
Sold	178,522,218	200,210,026	63,567,701	55,281,428	10,222,248	8,126,181
Issued on reinvestment of distributions	193,713,157	74,744,865	110,892,199	41,270,164	145,769,949	21,980,653
Redeemed	(316,364,571)	(264,548,970)	(142,188,473)	(126,680,602)	(213,809,325)	(212,336,911)

Net increase (decrease) from capital share transactions	55,870,804	10,405,921	32,271,427	(30,129,010)	(57,817,128)	(182,230,077)

Net Increase (Decrease) in Net Assets	218,738,544	(218,650,954)	104,833,476	(88,703,050)	187,545,556	(199,567,297)

Net Assets:
Beginning of period	1,116,381,368	1,335,032,322	519,499,678	608,202,728	1,322,048,579	1,521,615,876

End of period	$1,335,119,912	$1,116,381,368	$624,333,154	$519,499,678	$1,509,594,135	$1,322,048,579

The accompanying notes are an integral part of these financial statements.

162

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Total Return Bond HLS Fund		Hartford Ultrashort Bond HLS Fund		Hartford U.S. Government Securities HLS Fund
Operations:
Net investment income (loss)	$65,861,576	$71,823,626	$10,500,262	$8,766,837	$6,719,670	$7,546,931
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	58,991,821	(37,810,393)	294,254	(18,669)	8,221,074	(5,641,701)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	85,804,646	(54,351,601)	2,390,882	(1,061,293)	1,982,389	228,103

Net Increase (Decrease) in Net Assets Resulting from Operations	210,658,043	(20,338,368)	13,185,398	7,686,875	16,923,133	2,133,333

Distributions to Shareholders:
Class IA	(74,150,238)	(84,804,607)	(7,948,551)	(5,018,413)	(6,935,499)	(7,134,442)
Class IB	(8,003,440)	(9,181,448)	(964,500)	(536,294)	(1,302,292)	(1,332,927)

Total distributions	(82,153,678)	(93,986,055)	(8,913,051)	(5,554,707)	(8,237,791)	(8,467,369)

Capital Share Transactions:
Sold	127,470,147	106,840,708	74,378,048	73,505,332	23,718,967	21,420,796
Issued on reinvestment of distributions	82,153,678	93,986,055	8,913,051	5,554,708	8,237,791	8,467,369
Redeemed	(337,029,607)	(406,372,006)	(138,850,731)	(105,240,180)	(64,840,559)	(78,045,222)

Net (decrease) from capital share transactions	(127,405,782)	(205,545,243)	(55,559,632)	(26,180,140)	(32,883,801)	(48,157,057)

Net Increase (Decrease) in Net Assets	1,098,583	(319,869,666)	(51,287,285)	(24,047,972)	(24,198,459)	(54,491,093)

Net Assets:
Beginning of period	2,086,421,561	2,406,291,227	502,019,108	526,067,080	345,582,908	400,074,001

End of period	$2,087,520,144	$2,086,421,561	$450,731,823	$502,019,108	$321,384,449	$345,582,908

The accompanying notes are an integral part of these financial statements.

163

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Value HLS Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment income (loss)	$7,518,588	$8,638,811
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	32,464,414	48,079,686
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	66,135,187	(103,394,559)

Net Increase (Decrease) in Net Assets Resulting from Operations	106,118,189	(46,676,062)

Distributions to Shareholders:
Class IA	(44,489,654)	(45,728,961)
Class IB	(7,088,517)	(7,417,890)

Total distributions	(51,578,171)	(53,146,851)

Capital Share Transactions:
Sold	13,103,074	13,010,218
Issued on reinvestment of distributions	51,578,171	53,146,851
Redeemed	(86,395,094)	(81,575,571)

Net (decrease) from capital share transactions	(21,713,849)	(15,418,502)

Net Increase (Decrease) in Net Assets	32,826,169	(115,241,415)

Net Assets:
Beginning of period	411,244,394	526,485,809

End of period	$444,070,563	$411,244,394

The accompanying notes are an integral part of these financial statements.

164

Hartford HLS Funds

Financial Highlights

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Balanced HLS Fund

For the Year Ended December 31, 2019
IA	$27.47	$0.54	(4)	$5.47 (4)	$6.01	$(0.56)	$(2.65)	$(3.21)	$30.27	22.80%	$1,849,582	0.66%	0.63%	1.81	%(4)	38%
IB	27.91	0.47	(4)	5.55 (4)	6.02	(0.48)	(2.65)	(3.13)	30.80	22.47	247,264	0.91	0.88	1.56	(4)	38

For the Year Ended December 31, 2018
IA	$31.02	$0.59		$(2.12)	$(1.53)	$(0.61)	$(1.41)	$(2.02)	$27.47	(5.24)%	$1,717,759	0.66%	0.63%	1.92%		31%
IB	31.48	0.52		(2.15)	(1.63)	(0.53)	(1.41)	(1.94)	27.91	(5.50)	229,790	0.91	0.88	1.67		31

For the Year Ended December 31, 2017
IA	$27.46	$0.55		$3.72	$4.27	$(0.71)	$—	$(0.71)	$31.02	15.59%	$2,095,246	0.66%	0.63%	1.86%		26%
IB	27.86	0.48		3.77	4.25	(0.63)	—	(0.63)	31.48	15.30	277,735	0.91	0.88	1.61		26

For the Year Ended December 31, 2016
IA	$26.62	$0.56		$1.05	$1.61	$(0.77)	$—	$(0.77)	$27.46	6.04%	$2,043,556	0.66%	0.64%	2.05%		25%
IB	26.99	0.50		1.07	1.57	(0.70)	—	(0.70)	27.86	5.79	275,925	0.91	0.89	1.80		25

For the Year Ended December 31, 2015
IA	$27.09	$0.51		$(0.46)	$0.05	$(0.52)	$—	$(0.52)	$26.62	0.18%	$2,210,938	0.65%	0.63%	1.87%		18%
IB	27.45	0.45		(0.47)	(0.02)	(0.44)	—	(0.44)	26.99	(0.07)	300,945	0.90	0.88	1.62		18

Hartford Capital Appreciation HLS Fund

For the Year Ended December 31, 2019
IA	$39.89	$0.48		$11.47	$11.95	$(0.53)	$(5.26)	$(5.79)	$46.05	31.28%	$3,847,850	0.68%	0.68%	1.06%		56%
IB	39.28	0.36		11.28	11.64	(0.42)	(5.26)	(5.68)	45.24	30.96	474,982	0.93	0.93	0.81		56
IC	39.54	0.25		11.34	11.59	(0.42)	(5.26)	(5.68)	45.45	30.63	35,043	1.18	1.18	0.56		56

For the Year Ended December 31, 2018
IA	$48.16	$0.49		$(3.33)	$(2.84)	$(0.43)	$(5.00)	$(5.43)	$39.89	(6.96)%	$3,543,187	0.67%	0.67%	1.03%		73%
IB	47.48	0.37		(3.26)	(2.89)	(0.31)	(5.00)	(5.31)	39.28	(7.18)	432,334	0.92	0.92	0.77		73
IC	47.76	0.25		(3.26)	(3.01)	(0.21)	(5.00)	(5.21)	39.54	(7.41)	27,679	1.17	1.17	0.53		73

For the Year Ended December 31, 2017
IA	$42.05	$0.43		$8.83	$9.26	$(0.54)	$(2.61)	$(3.15)	$48.16	22.14%	$4,457,603	0.68%	0.68%	0.91%		75%
IB	41.50	0.30		8.70	9.00	(0.41)	(2.61)	(3.02)	47.48	21.82	569,615	0.93	0.93	0.66		75
IC	41.76	0.19		8.74	8.93	(0.32)	(2.61)	(2.93)	47.76	21.50	29,979	1.18	1.18	0.41		75

For the Year Ended December 31, 2016
IA	$44.44	$0.41		$1.94	$2.35	$(0.47)	$(4.27)	$(4.74)	$42.05	5.52%	$4,555,454	0.68%	0.68%	0.97%		103%
IB	43.93	0.30		1.90	2.20	(0.36)	(4.27)	(4.63)	41.50	5.24	558,022	0.93	0.93	0.72		103
IC	44.21	0.19		1.92	2.11	(0.29)	(4.27)	(4.56)	41.76	4.99	21,579	1.18	1.18	0.46		103

For the Year Ended December 31, 2015
IA	$54.71	$0.43		$0.38	$0.81	$(0.43)	$(10.65)	$(11.08)	$44.44	1.02%	$5,701,269	0.67%	0.67%	0.84%		75%
IB	54.20	0.30		0.39	0.69	(0.31)	(10.65)	(10.96)	43.93	0.79	641,548	0.92	0.92	0.59		75
IC	54.59	0.17		0.39	0.56	(0.29)	(10.65)	(10.94)	44.21	0.53	16,215	1.17	1.17	0.34		75

Hartford Disciplined Equity HLS Fund

For the Year Ended December 31, 2019
IA	$13.59	$0.13		$4.26	$4.39	$(0.14)	$(1.87)	$(2.01)	$15.97	34.12%	$573,688	0.78%	0.78%	0.82%		15%
IB	13.44	0.09		4.20	4.29	(0.10)	(1.87)	(1.97)	15.76	33.76	80,224	1.03	1.03	0.57		15

For the Year Ended December 31, 2018
IA	$15.43	$0.11		$(0.27)	$(0.16)	$(0.11)	$(1.57)	$(1.68)	$13.59	(1.99)%	$501,718	0.78%	0.78%	0.72%		22%
IB	15.27	0.07		(0.26)	(0.19)	(0.07)	(1.57)	(1.64)	13.44	(2.23)	68,462	1.03	1.03	0.47		22

For the Year Ended December 31, 2017
IA	$14.30	$0.15		$2.83	$2.98	$(0.14)	$(1.71)	$(1.85)	$15.43	21.92%	$613,037	0.78%	0.78%	1.00%		30%
IB	14.17	0.11		2.80	2.91	(0.10)	(1.71)	(1.81)	15.27	21.63	84,377	1.03	1.03	0.76		30

The accompanying notes are an integral part of these financial statements.

165

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Disciplined Equity HLS Fund – (continued)

For the Year Ended December 31, 2016
IA	$15.58	$0.11	$0.77	$0.88	$(0.13)	$(2.03)	$(2.16)	$14.30	5.76%	$587,089	0.79%	0.79%	0.76%	33%
IB	15.46	0.08	0.75	0.83	(0.09)	(2.03)	(2.12)	14.17	5.49	81,304	1.04	1.04	0.51	33

For the Year Ended December 31, 2015
IA	$20.99	$0.14	$1.41	$1.55	$(0.13)	$(6.83)	$(6.96)	$15.58	6.83%	$648,747	0.76%	0.76%	0.76%	29%
IB	20.88	0.10	1.40	1.50	(0.09)	(6.83)	(6.92)	15.46	6.59	91,844	1.01	1.01	0.51	29

Hartford Dividend and Growth HLS Fund

For the Year Ended December 31, 2019
IA	$19.91	$0.41	$4.91	$5.32	$(0.40)	$(2.75)	$(3.15)	$22.08	28.60%	$2,916,542	0.68%	0.68%	1.85%	19%
IB	19.82	0.35	4.89	5.24	(0.35)	(2.75)	(3.10)	21.96	28.30	393,014	0.93	0.93	1.60	19

For the Year Ended December 31, 2018
IA	$23.95	$0.43	$(1.45)	$(1.02)	$(0.44)	$(2.58)	$(3.02)	$19.91	(5.32)%	$2,604,425	0.68%	0.68%	1.84%	28%
IB	23.85	0.37	(1.44)	(1.07)	(0.38)	(2.58)	(2.96)	19.82	(5.56)	356,601	0.93	0.93	1.59	28

For the Year Ended December 31, 2017
IA	$22.10	$0.41	$3.48	$3.89	$(0.38)	$(1.66)	$(2.04)	$23.95	18.36%	$3,179,540	0.68%	0.68%	1.75%	25%
IB	22.01	0.35	3.47	3.82	(0.32)	(1.66)	(1.98)	23.85	18.11	440,111	0.93	0.93	1.50	25

For the Year Ended December 31, 2016
IA	$22.09	$0.43	$2.67	$3.10	$(0.44)	$(2.65)	$(3.09)	$22.10	14.89%	$3,013,788	0.69%	0.69%	1.98%	20%
IB	22.02	0.38	2.65	3.03	(0.39)	(2.65)	(3.04)	22.01	14.58	438,200	0.94	0.94	1.73	20

For the Year Ended December 31, 2015
IA	$26.45	$0.46	$(0.70)	$(0.24)	$(0.43)	$(3.69)	$(4.12)	$22.09	(1.16)%	$2,991,811	0.67%	0.67%	1.84%	20%
IB	26.38	0.40	(0.70)	(0.30)	(0.37)	(3.69)	(4.06)	22.02	(1.41)	449,693	0.92	0.92	1.59	20

Hartford Global Growth HLS Fund

For the Year Ended December 31, 2019
IA	$24.54	$0.11	$7.46	$7.57	$(0.12)	$(4.13)	$(4.25)	$27.86	32.61%	$438,288	0.80%	0.80%	0.40%	49%
IB	24.28	0.04	7.38	7.42	(0.04)	(4.13)	(4.17)	27.53	32.29	81,161	1.05	1.05	0.15	49

For the Year Ended December 31, 2018
IA	$27.89	$0.11	$(0.83)	$(0.72)	$(0.15)	$(2.48)	$(2.63)	$24.54	(3.81)%	$375,825	0.80%	0.80%	0.37%	55%
IB	27.63	0.04	(0.83)	(0.79)	(0.08)	(2.48)	(2.56)	24.28	(4.07)	71,370	1.05	1.05	0.12	55

For the Year Ended December 31, 2017
IA	$22.14	$0.14	$6.99	$7.13	$(0.14)	$(1.24)	$(1.38)	$27.89	32.73%	$432,581	0.81%	0.81%	0.56%	58%
IB	21.95	0.08	6.91	6.99	(0.07)	(1.24)	(1.31)	27.63	32.37	84,442	1.06	1.06	0.31	58

For the Year Ended December 31, 2016
IA	$24.39	$0.13	$0.40	$0.53	$(0.17)	$(2.61)	$(2.78)	$22.14	1.95%	$347,375	0.82%	0.82%	0.55%	65%
IB	24.19	0.07	0.39	0.46	(0.09)	(2.61)	(2.70)	21.95	1.71	72,531	1.07	1.07	0.30	65

For the Year Ended December 31, 2015
IA	$23.74	$0.15	$1.77	$1.92	$(0.13)	$(1.14)	$(1.27)	$24.39	8.04%	$392,302	0.81%	0.81%	0.62%	67%
IB	23.56	0.09	1.75	1.84	(0.07)	(1.14)	(1.21)	24.19	7.76	86,759	1.06	1.06	0.38	67

Hartford Growth Opportunities HLS Fund

For the Year Ended December 31, 2019
IA	$33.79	$(0.09)	$9.99	$9.90	$—	$(8.25)	$(8.25)	$35.44	30.68%	$1,389,571	0.65%	0.65%	(0.22)%	66%
IB	32.19	(0.17)	9.48	9.31	—	(8.25)	(8.25)	33.25	30.35	152,577	0.90	0.90	(0.47)	66
IC	32.90	(0.27)	9.70	9.43	—	(8.25)	(8.25)	34.08	30.04	52,525	1.15	1.15	(0.72)	66

The accompanying notes are an integral part of these financial statements.

166

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Growth Opportunities HLS Fund – (continued)

For the Year Ended December 31, 2018
IA	$38.42	$(0.05)	$1.17	$1.12	$—	$(5.75)	$(5.75)	$33.79	0.53%	$1,188,514	0.65%	0.65%	(0.12)%		118%
IB	36.91	(0.14)	1.17	1.03	—	(5.75)	(5.75)	32.19	0.29	132,629	0.90	0.90	(0.37)		118
IC	37.71	(0.25)	1.19	0.94	—	(5.75)	(5.75)	32.90	0.04	36,321	1.15	1.15	(0.62)		118

For the Year Ended December 31, 2017
IA	$29.83	$(0.05)	$9.09	$9.04	$—	$(0.45)	$(0.45)	$38.42	30.45%	$1,326,201	0.66%	0.66%	(0.15)%		99%
IB	28.74	(0.13)	8.75	8.62	—	(0.45)	(0.45)	36.91	30.14	149,212	0.91	0.91	(0.40)		99
IC	29.43	(0.22)	8.95	8.73	—	(0.45)	(0.45)	37.71	29.80	34,033	1.16	1.16	(0.65)		99

For the Year Ended December 31, 2016
IA	$34.86	$(0.04)	$0.06 (5)	$0.02	$(0.15)	$(4.90)	$(5.05)	$29.83	(0.49)%	$1,145,176	0.65%	0.65%	(0.11)%		138%
IB	33.76	(0.11)	0.04 (5)	(0.07)	(0.05)	(4.90)	(4.95)	28.74	(0.77)	132,149	0.90	0.90	(0.35)		138
IC	34.57	(0.19)	0.04 (5)	(0.15)	(0.09)	(4.90)	(4.99)	29.43	(1.01)	25,550	1.15	1.15	(0.61)		138

For the Year Ended December 31, 2015
IA	$38.88	$0.02	$4.66	$4.68	$(0.05)	$(8.65)	$(8.70)	$34.86	11.74%	$1,197,187	0.65%	0.65%	0.05%		109%
IB	37.93	(0.08)	4.56	4.48	—	(8.65)	(8.65)	33.76	11.47	158,304	0.90	0.90	(0.20)		109
IC	38.75	(0.18)	4.65	4.47	—	(8.65)	(8.65)	34.57	11.18	20,495	1.16	1.16	(0.48)		109

Hartford Healthcare HLS Fund

For the Year Ended December 31, 2019
IA	$20.56	$0.03	$6.31	$6.34	$—	$(3.23)	$(3.23)	$23.67	33.95%	$191,260	0.91%	0.91%	0.11%		42%
IB	19.44	(0.03)	5.94	5.91	—	(3.23)	(3.23)	22.12	33.68	41,992	1.16	1.16	(0.16)		42

For the Year Ended December 31, 2018
IA	$22.46	$—	$(0.41)	$(0.41)	$(0.02)	$(1.47)	$(1.49)	$20.56	(2.67)%	$249,144	0.89%	0.89%	(0.01)%		29%
IB	21.35	(0.06)	(0.38)	(0.44)	—	(1.47)	(1.47)	19.44	(2.96)	36,576	1.14	1.14	(0.26)		29

For the Year Ended December 31, 2017
IA	$21.46	$0.01	$4.69	$4.70	$—	$(3.70)	$(3.70)	$22.46	22.26%	$290,603	0.89%	0.89%	0.04%		18%
IB	20.60	(0.05)	4.50	4.45	—	(3.70)	(3.70)	21.35	21.96	44,796	1.14	1.14	(0.21)		18

For the Year Ended December 31, 2016
IA	$30.32	$0.01	$(2.37)	$(2.36)	$(0.99)	$(5.51)	$(6.50)	$21.46	(8.39)%	$246,494	0.89%	0.89%	0.05%		36%
IB	29.36	(0.05)	(2.30)	(2.35)	(0.90)	(5.51)	(6.41)	20.60	(8.64)	44,149	1.14	1.14	(0.20)		36

For the Year Ended December 31, 2015
IA	$30.02	$—	$4.08	$4.08	$—	$(3.78)	$(3.78)	$30.32	13.21%	$360,783	0.86%	0.86%	(0.01)%		38%
IB	29.23	(0.08)	3.99	3.91	—	(3.78)	(3.78)	29.36	12.98	62,644	1.11	1.11	(0.26)		38

Hartford High Yield HLS Fund

For the Year Ended December 31, 2019
IA	$7.45	$0.43 (6)	$0.67 (6)	$1.10	$(0.51)	$—	$(0.51)	$8.04	15.06%	$192,532	0.77%	0.77%	5.39	%(6)	41%
IB	7.32	0.40 (6)	0.66 (6)	1.06	(0.49)	—	(0.49)	7.89	14.73	58,734	1.02	1.02	5.14	(6)	41

For the Year Ended December 31, 2018
IA	$8.20	$0.43	$(0.69)	$(0.26)	$(0.49)	$—	$(0.49)	$7.45	(3.44)%	$190,681	0.77%	0.77%	5.39%		26%
IB	8.06	0.41	(0.68)	(0.27)	(0.47)	—	(0.47)	7.32	(3.66)	58,726	1.02	1.02	5.14		26

For the Year Ended December 31, 2017
IA	$8.11	$0.45	$0.15	$0.60	$(0.51)	$—	$(0.51)	$8.20	7.60%	$230,101	0.77%	0.77%	5.42%		43%
IB	7.98	0.42	0.15	0.57	(0.49)	—	(0.49)	8.06	7.31	71,389	1.02	1.02	5.17		43

For the Year Ended December 31, 2016
IA	$7.55	$0.44	$0.62	$1.06	$(0.50)	$—	$(0.50)	$8.11	14.25%	$244,212	0.79%	0.79%	5.52%		41%
IB	7.43	0.41	0.62	1.03	(0.48)	—	(0.48)	7.98	13.99	77,573	1.04	1.04	5.27		41

The accompanying notes are an integral part of these financial statements.

167

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford High Yield HLS Fund – (continued)

For the Year Ended December 31, 2015
IA	$8.45	$0.45	$(0.79)	$(0.34)	$(0.56)	$—	$(0.56)	$7.55	(4.30)%	$251,313	0.76%	0.76%	5.40%	34%
IB	8.32	0.42	(0.77)	(0.35)	(0.54)	—	(0.54)	7.43	(4.56)	77,013	1.01	1.01	5.15	34

Hartford International Opportunities HLS Fund

For the Year Ended December 31, 2019
IA	$13.91	$0.27	$3.30	$3.57	$(0.30)	$(0.62)	$(0.92)	$16.56	26.43%	$1,093,030	0.74%	0.74%	1.74%	88%
IB	14.09	0.24	3.35	3.59	(0.26)	(0.62)	(0.88)	16.80	26.14	135,655	0.99	0.99	1.48	88

For the Year Ended December 31, 2018
IA	$17.46	$0.26	$(3.49)	$(3.23)	$(0.32)	$—	$(0.32)	$13.91	(18.74)%	$1,000,295	0.73%	0.73%	1.55%	80%
IB	17.68	0.22	(3.53)	(3.31)	(0.28)	—	(0.28)	14.09	(18.96)	120,635	0.98	0.98	1.28	80

For the Year Ended December 31, 2017
IA	$14.14	$0.24	$3.31	$3.55	$(0.23)	$—	$(0.23)	$17.46	25.25%	$1,418,078	0.73%	0.73%	1.46%	91%
IB	14.31	0.21	3.35	3.56	(0.19)	—	(0.19)	17.68	24.99	162,442	0.98	0.98	1.28	91

For the Year Ended December 31, 2016
IA	$14.19	$0.24	$(0.06)	$0.18	$(0.23)	$—	$(0.23)	$14.14	1.26%	$1,086,762	0.76%	0.76%	1.74%	95%
IB	14.36	0.21	(0.07)	0.14	(0.19)	—	(0.19)	14.31	0.94	147,343	1.01	1.01	1.50	95

For the Year Ended December 31, 2015
IA	$14.13	$0.22	$0.06	$0.28	$(0.22)	$—	$(0.22)	$14.19	1.88%	$1,146,250	0.74%	0.74%	1.47%	68%
IB	14.29	0.18	0.06	0.24	(0.17)	—	(0.17)	14.36	1.65	171,538	0.99	0.99	1.21	68

Hartford MidCap HLS Fund

For the Year Ended December 31, 2019
IA	$33.77	$0.05	$10.56	$10.61	$(0.07)	$(6.14)	$(6.21)	$38.17	32.87%	$2,045,156	0.69%	0.69%	0.12%	29%
IB	32.85	(0.05)	10.24	10.19	—	(6.14)	(6.14)	36.90	32.49	55,049	0.94	0.94	(0.12)	29

For the Year Ended December 31, 2018
IA	$40.10	$0.01	$(2.35)	$(2.34)	$(0.01)	$(3.98)	$(3.99)	$33.77	(7.44)%	$1,768,712	0.69%	0.69%	0.03%	35%
IB	39.18	(0.09)	(2.26)	(2.35)	—	(3.98)	(3.98)	32.85	(7.65)	46,186	0.94	0.94	(0.22)	35

For the Year Ended December 31, 2017
IA	$33.83	$0.01	$8.11	$8.12	$—	$(1.85)	$(1.85)	$40.10	24.47%	$2,156,044	0.70%	0.70%	0.02%	36%
IB	33.17	(0.08)	7.94	7.86	—	(1.85)	(1.85)	39.18	24.17	58,850	0.95	0.95	(0.23)	36

For the Year Ended December 31, 2016
IA	$33.66	$0.05	$3.80	$3.85	$(0.06)	$(3.62)	$(3.68)	$33.83	11.98%	$1,721,029	0.71%	0.71%	0.16%	32%
IB	33.11	(0.03)	3.72	3.69	(0.01)	(3.62)	(3.63)	33.17	11.69	93,567	0.96	0.96	(0.09)	32

For the Year Ended December 31, 2015
IA	$37.28	$0.03	$0.83	$0.86	$(0.03)	$(4.45)	$(4.48)	$33.66	1.60%	$1,647,715	0.70%	0.70%	0.08%	38%
IB	36.83	(0.06)	0.82	0.76	(0.03)	(4.45)	(4.48)	33.11	1.34	104,395	0.95	0.95	(0.16)	38

Hartford MidCap Growth HLS Fund

For the Year Ended December 31, 2019
IA	$7.17	$(0.03)	$2.70	$2.67	$(0.05)	$(1.62)	$(1.67)	$8.17	39.79%	$86,859	0.92%	0.92%	(0.35)%	47%
IB	7.12	(0.05)	2.68	2.63	(0.02)	(1.62)	(1.64)	8.11	39.56	15,405	1.17	1.17	(0.60)	47

For the Year Ended December 31, 2018
IA	$8.81	$0.02	$(0.74)	$(0.72)	$(0.06)	$(0.86)	$(0.92)	$7.17	(10.05)%	$64,744	0.91%	0.91%	0.20%	160%
IB	8.75	—	(0.73)	(0.73)	(0.04)	(0.86)	(0.90)	7.12	(10.25)	11,363	1.16	1.16	(0.05)	160

For the Year Ended December 31, 2017
IA	$8.03	$0.08	$1.04	$1.12	$(0.07)	$(0.27)	$(0.34)	$8.81	14.43%	$84,144	0.92%	0.92%	0.91%	82%
IB	7.99	0.05	1.03	1.08	(0.05)	(0.27)	(0.32)	8.75	13.94	14,851	1.17	1.17	0.66	82

The accompanying notes are an integral part of these financial statements.

168

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford MidCap Growth HLS Fund – (continued)

For the Year Ended December 31, 2016
IA	$7.45	$0.09	$1.09	$1.18	$(0.11)	$(0.49)	$(0.60)	$8.03	16.48%	$87,752	0.92%	0.92%	1.25%	96%
IB	7.40	0.07	1.09	1.16	(0.08)	(0.49)	(0.57)	7.99	16.33	17,125	1.17	1.17	1.01	96

For the Year Ended December 31, 2015
IA	$9.47	$0.12	$(0.46)	$(0.34)	$(0.12)	$(1.56)	$(1.68)	$7.45	(4.73)%	$79,379	0.88%	0.88%	1.39%	80%
IB	9.41	0.10	(0.46)	(0.36)	(0.09)	(1.56)	(1.65)	7.40	(4.97)	16,501	1.13	1.13	1.12	80

Hartford MidCap Value HLS Fund

For the Year Ended December 31, 2019
IA	$9.93	$0.12	$2.74	$2.86	$(0.11)	$(1.49)	$(1.60)	$11.19	31.20%	$247,804	0.86%	0.82%	1.04%	51%
IB	9.88	0.09	2.72	2.81	(0.08)	(1.49)	(1.57)	11.12	30.88	73,025	1.11	1.07	0.79	51

For the Year Ended December 31, 2018
IA	$12.60	$0.08	$(1.76)	$(1.68)	$(0.13)	$(0.86)	$(0.99)	$9.93	(14.57)%	$216,868	0.85%	0.85%	0.63%	42%
IB	12.50	0.05	(1.75)	(1.70)	(0.06)	(0.86)	(0.92)	9.88	(14.77)	64,800	1.10	1.10	0.38	42

For the Year Ended December 31, 2017
IA	$12.00	$0.05	$1.47	$1.52	$(0.07)	$(0.85)	$(0.92)	$12.60	13.47%	$287,688	0.86%	0.86%	0.39%	32%
IB	11.91	0.02	1.46	1.48	(0.04)	(0.85)	(0.89)	12.50	13.18	87,149	1.11	1.11	0.14	32

For the Year Ended December 31, 2016
IA	$12.33	$0.07	$1.40	$1.47	$(0.07)	$(1.73)	$(1.80)	$12.00	12.82%	$289,872	0.86%	0.86%	0.61%	38%
IB	12.24	0.04	1.39	1.43	(0.03)	(1.73)	(1.76)	11.91	12.56	89,704	1.11	1.11	0.36	38

For the Year Ended December 31, 2015
IA	$14.60	$0.07	$(0.15)	$(0.08)	$(0.09)	$(2.10)	$(2.19)	$12.33	(1.21)%	$291,174	0.84%	0.84%	0.49%	29%
IB	14.50	0.03	(0.15)	(0.12)	(0.04)	(2.10)	(2.14)	12.24	(1.45)	91,720	1.09	1.09	0.24	29

Hartford Small Cap Growth HLS Fund

For the Year Ended December 31, 2019
IA	$26.76	$0.03	$8.61	$8.64	$—	$(5.68)	$(5.68)	$29.72	35.81%	$954,063	0.64%	0.64%	0.11%	42%
IB	25.95	(0.04)	8.30	8.26	—	(5.68)	(5.68)	28.53	35.45	381,057	0.89	0.89	(0.14)	42

For the Year Ended December 31, 2018
IA	$32.13	$(0.01)	$(3.27)	$(3.28)	$—	$(2.09)	$(2.09)	$26.76	(11.70)%	$803,907	0.64%	0.64%	(0.03)%	86%
IB	31.28	(0.09)	(3.15)	(3.24)	—	(2.09)	(2.09)	25.95	(11.89)	312,475	0.89	0.89	(0.28)	86

For the Year Ended December 31, 2017
IA	$26.77	$(0.02)	$5.39	$5.37	$(0.01)	$—	$(0.01)	$32.13	20.07%	$960,690	0.65%	0.65%	(0.06)%	51%
IB	26.12	(0.09)	5.25	5.16	—	—	—	31.28	19.75	374,342	0.90	0.90	(0.31)	51

For the Year Ended December 31, 2016
IA	$24.93	$0.04	$2.98	$3.02	$(0.04)	$(1.14)	$(1.18)	$26.77	12.37%	$972,576	0.65%	0.65%	0.17%	51%
IB	24.38	(0.02)	2.90	2.88	—	(1.14)	(1.14)	26.12	12.08	226,557	0.90	0.90	(0.08)	51

For the Year Ended December 31, 2015
IA	$27.95	$0.07	$(0.02)	$0.05	$(0.02)	$(3.05)	$(3.07)	$24.93	(0.55)%	$913,414	0.65%	0.65%	0.25%	59%
IB	27.44	(0.01)	—	(0.01)	—	(3.05)	(3.05)	24.38	(0.79)	209,948	0.90	0.90	(0.03)	59

Hartford Small Company HLS Fund

For the Year Ended December 31, 2019
IA	$18.38	$(0.05)	$6.36	$6.31	$—	$(4.24)	$(4.24)	$20.45	37.00%	$572,642	0.79%	0.79%	(0.23)%	79%
IB	16.94	(0.09)	5.83	5.74	—	(4.24)	(4.24)	18.44	36.77	51,691	1.04	1.04	(0.49)	79

For the Year Ended December 31, 2018
IA	$20.42	$(0.10)	$(0.46)	$(0.56)	$—	$(1.48)	$(1.48)	$18.38	(4.23)%	$473,098	0.78%	0.78%	(0.47)%	100%
IB	18.97	(0.15)	(0.40)	(0.55)	—	(1.48)	(1.48)	16.94	(4.51)	46,402	1.03	1.03	(0.73)	100

The accompanying notes are an integral part of these financial statements.

169

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Small Company HLS Fund – (continued)

For the Year Ended December 31, 2017
IA	$16.16	$(0.06)	$4.32	$4.26	$—	$—	$—	$20.42	26.36%	$551,010	0.78%	0.78%	(0.33)%		107%
IB	15.05	(0.10)	4.02	3.92	—	—	—	18.97	26.05	57,193	1.03	1.03	(0.58)		107

For the Year Ended December 31, 2016
IA	$17.52	$(0.01)	$0.33 (5)	$0.32	$—	$(1.68)	$(1.68)	$16.16	2.04%	$834,044	0.76%	0.76%	(0.08)%		94%
IB	16.47	(0.05)	0.31 (5)	0.26	—	(1.68)	(1.68)	15.05	1.81	73,108	1.01	1.01	(0.34)		94

For the Year Ended December 31, 2015
IA	$23.33	$(0.02)	$(1.43)	$(1.45)	$—	$(4.36)	$(4.36)	$17.52	(8.21)%	$1,117,778	0.71%	0.71%	(0.11)%		88%
IB	22.24	(0.07)	(1.34)	(1.41)	—	(4.36)	(4.36)	16.47	(8.45)	98,501	0.96	0.96	(0.36)		88

Hartford Stock HLS Fund

For the Year Ended December 31, 2019
IA	$78.10	$1.43	$22.40	$23.83	$(1.46)	$(7.89)	$(9.35)	$92.58	31.22%	$1,375,643	0.51%	0.51%	1.59%		15%
IB	78.11	1.20	22.39	23.59	(1.24)	(7.89)	(9.13)	92.57	30.89	133,951	0.76	0.76	1.34		15

For the Year Ended December 31, 2018
IA	$79.57	$1.31	$(1.45)	$(0.14)	$(1.33)	$—	$(1.33)	$78.10	(0.14)%	$1,201,873	0.51%	0.51%	1.60%		22%
IB	79.54	1.10	(1.43)	(0.33)	(1.10)	—	(1.10)	78.11	(0.38)	120,176	0.76	0.76	1.34		22

For the Year Ended December 31, 2017
IA	$67.55	$1.30	$12.10	$13.40	$(1.38)	$—	$(1.38)	$79.57	19.85%	$1,378,245	0.52%	0.52%	1.76%		14%
IB	67.53	1.11	12.08	13.19	(1.18)	—	(1.18)	79.54	19.54	143,370	0.77	0.77	1.51		14

For the Year Ended December 31, 2016
IA	$64.06	$1.14	$3.61	$4.75	$(1.26)	$—	$(1.26)	$67.55	7.41%	$1,312,626	0.52%	0.52%	1.72%		29%
IB	64.03	0.97	3.61	4.58	(1.08)	—	(1.08)	67.53	7.14	140,317	0.77	0.77	1.47		29

For the Year Ended December 31, 2015
IA	$63.49	$1.19	$0.56	$1.75	$(1.18)	$—	$(1.18)	$64.06	2.74%	$1,388,110	0.51%	0.51%	1.86%		23%
IB	63.46	1.03	0.54	1.57	(1.00)	—	(1.00)	64.03	2.48	155,722	0.76	0.76	1.61		23

Hartford Total Return Bond HLS Fund

For the Year Ended December 31, 2019
IA	$10.76	$0.36 (7)	$0.77 (7)	$1.13	$(0.45)	$—	$(0.45)	$11.44	10.65%	$1,873,182	0.51%	0.51%	3.16	%(7)	61%
IB	10.70	0.33 (7)	0.77 (7)	1.10	(0.42)	—	(0.42)	11.38	10.32	214,338	0.76	0.76	2.91	(7)	61

For the Year Ended December 31, 2018
IA	$11.32	$0.35	$(0.43)	$(0.08)	$(0.44)	$(0.04)	$(0.48)	$10.76	(0.81)%	$1,871,299	0.51%	0.51%	3.23%		53%
IB	11.25	0.33	(0.43)	(0.10)	(0.41)	(0.04)	(0.45)	10.70	(0.91)	215,123	0.76	0.76	2.98		53

For the Year Ended December 31, 2017
IA	$11.09	$0.34	$0.23	$0.57	$(0.34)	$—	$(0.34)	$11.32	5.16%	$2,157,506	0.51%	0.51%	2.99%		89%
IB	11.03	0.31	0.22	0.53	(0.31)	—	(0.31)	11.25	4.80	248,785	0.76	0.76	2.74		89

For the Year Ended December 31, 2016
IA	$10.93	$0.36	$0.13	$0.49	$(0.29)	$(0.04)	$(0.33)	$11.09	4.49%	$2,244,505	0.52%	0.52%	3.16%		36%
IB	10.87	0.33	0.13	0.46	(0.26)	(0.04)	(0.30)	11.03	4.22	262,187	0.77	0.77	2.91		36

For the Year Ended December 31, 2015
IA	$11.63	$0.33	$(0.39)	$(0.06)	$(0.36)	$(0.28)	$(0.64)	$10.93	(0.59)%	$2,448,280	0.51%	0.51%	2.88%		66%
IB	11.56	0.30	(0.39)	(0.09)	(0.32)	(0.28)	(0.60)	10.87	(0.81)	295,006	0.76	0.76	2.63		66

Hartford Ultrashort Bond HLS Fund

For the Year Ended December 31, 2019
IA	$10.10	$0.23	$0.05	$0.28	$(0.19)	$—	$(0.19)	$10.19	2.81%	$393,590	0.45%	0.45%	2.21%		70%
IB	10.09	0.20	0.06	0.26	(0.17)	—	(0.17)	10.18	2.54	57,142	0.70	0.70	1.96		70

The accompanying notes are an integral part of these financial statements.

170

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Ultrashort Bond HLS Fund – (continued)

For the Year Ended December 31, 2018
IA	$10.06	$0.18	$(0.02)		$0.16	$(0.12)	$—	$(0.12)	$10.10	1.57%	$437,160	0.45%	0.45%	1.77%	51%
IB	10.05	0.15	(0.02)		0.13	(0.09)	—	(0.09)	10.09	1.27	64,859	0.70	0.70	1.52	51

For the Year Ended December 31, 2017
IA	$10.04	$0.10	$—	(5)	$0.10	$(0.08)	$—	$(0.08)	$10.06	1.01%	$460,643	0.45%	0.45%	1.00%	60%
IB	10.02	0.07	0.01	(5)	0.08	(0.05)	—	(0.05)	10.05	0.80	65,424	0.70	0.70	0.75	60

For the Year Ended December 31, 2016
IA	$9.99	$0.06	$0.04		$0.10	$(0.05)	$—	$(0.05)	$10.04	0.97%	$533,091	0.45%	0.45%	0.61%	51%
IB	9.97	0.04	0.02		0.06	(0.01)	—	(0.01)	10.02	0.64	78,658	0.70	0.70	0.35	51

For the Year Ended December 31, 2015
IA	$10.01	$0.03	$(0.02)		$0.01	$(0.03)	$—	$(0.03)	$9.99	0.13%	$611,087	0.43%	0.43%	0.33%	35%
IB	9.98	0.01	(0.02)		(0.01)	—	—	—	9.97	(0.09)	96,970	0.68	0.68	0.08	35

Hartford U.S. Government Securities HLS Fund

For the Year Ended December 31, 2019
IA	$10.05	$0.21	$0.32		$0.53	$(0.27)	$—	$(0.27)	$10.31	5.22%	$265,860	0.51%	0.51%	2.07	44%
IB	10.04	0.19	0.31		0.50	(0.24)	—	(0.24)	10.30	4.93	55,524	0.76	0.76	1.82	44

For the Year Ended December 31, 2018
IA	$10.21	$0.21	$(0.13)		$0.08	$(0.24)	$—	$(0.24)	$10.05	0.85%	$286,243	0.52%	0.52%	2.08%	42%
IB	10.20	0.18	(0.13)		0.05	(0.21)	—	(0.21)	10.04	0.55	59,340	0.77	0.77	1.83	42

For the Year Ended December 31, 2017
IA	$10.30	$0.19	$(0.05)		$0.14	$(0.23)	$—	$(0.23)	$10.21	1.32%	$329,889	0.51%	0.51%	1.79%	109%
IB	10.28	0.16	(0.04)		0.12	(0.20)	—	(0.20)	10.20	1.11	70,185	0.76	0.76	1.54	109

For the Year Ended December 31, 2016
IA	$10.34	$0.18	$(0.02	)(5)	$0.16	$(0.20)	$—	$(0.20)	$10.30	1.54%	$368,740	0.51%	0.51%	1.67%	81%
IB	10.32	0.15	(0.02	)(5)	0.13	(0.17)	—	(0.17)	10.28	1.27	79,489	0.76	0.76	1.42	81

For the Year Ended December 31, 2015
IA	$10.37	$0.16	$—		$0.16	$(0.19)	$—	$(0.19)	$10.34	1.56%	$412,060	0.49%	0.49%	1.53%	42%
IB	10.34	0.13	0.01		0.14	(0.16)	—	(0.16)	10.32	1.35	90,088	0.74	0.74	1.28	42

Hartford Value HLS Fund

For the Year Ended December 31, 2019
IA	$12.81	$0.25	$3.08		$3.33	$(0.28)	$(1.50)	$(1.78)	$14.36	27.71%	$382,127	0.72%	0.72%	1.76%	43%
IB	12.79	0.21	3.08		3.29	(0.24)	(1.50)	(1.74)	14.34	27.46	61,944	0.97	0.97	1.51	43

For the Year Ended December 31, 2018
IA	$16.05	$0.28	$(1.75)		$(1.47)	$(0.25)	$(1.52)	$(1.77)	$12.81	(10.18)%	$353,040	0.71%	0.71%	1.80%	28%
IB	16.02	0.24	(1.74)		(1.50)	(0.21)	(1.52)	(1.73)	12.79	(10.40)	58,204	0.96	0.96	1.55	28

For the Year Ended December 31, 2017
IA	$15.27	$0.25	$1.98		$2.23	$(0.28)	$(1.17)	$(1.45)	$16.05	15.44%	$450,788	0.80%	0.80%	1.56%	14%
IB	15.26	0.21	1.96		2.17	(0.24)	(1.17)	(1.41)	16.02	15.04	75,698	1.05	1.05	1.31	14

For the Year Ended December 31, 2016
IA	$15.58	$0.28	$1.75		$2.03	$(0.26)	$(2.08)	$(2.34)	$15.27	13.69%	$446,411	0.80%	0.80%	1.83%	15%
IB	15.57	0.24	1.75		1.99	(0.22)	(2.08)	(2.30)	15.26	13.46	77,796	1.05	1.05	1.58	15

For the Year Ended December 31, 2015
IA	$16.89	$0.26	$(0.77)		$(0.51)	$(0.26)	$(0.54)	$(0.80)	$15.58	(3.08)%	$455,713	0.78%	0.78%	1.56%	19%
IB	16.88	0.22	(0.77)		(0.55)	(0.22)	(0.54)	(0.76)	15.57	(3.35)	80,052	1.03	1.03	1.30	19

The accompanying notes are an integral part of these financial statements.

171

Hartford HLS Funds

Financial Highlights – (continued)

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

The figures do not include sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees would lower the Fund’s performance.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)

FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended December 31, 2019 was an increase to net investment income per share for less than $0.005, decrease to net realized and unrealized gain (loss) on investments for less than $(0.005) and an increase to ratio of net investment income to average net assets for less than 0.005% for each class of shares. Per share data and ratios for periods prior to December 31, 2019 have not been restated to reflect this change in presentation.

(5)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(6)

FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended December 31, 2019 was an increase to net investment income per share for $0.01, decrease to net realized and unrealized gain (loss) to investments for $(0.01) and an increase to ratio of net investment income to average net assets of 0.07% for each class of shares. Per share data and ratios for periods prior to December 31, 2019 have not been restated to reflect this change in presentation.

(7)

FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended December 31, 2019 was a decrease to net investment income per share for less than $(0.005), increase to net realized and unrealized gain (loss) on investments for less than $0.005 and a decrease to ratio of net investment income to average net assets of (0.01)% for each class of shares. Per share data and ratios for periods prior to December 31, 2019 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of these financial statements.

172

Hartford HLS Funds

Notes to Financial Statements

December 31, 2019

1.	Organization:

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of fifteen and four series, respectively, as of December 31, 2019. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Hartford Series Fund, Inc.:

Hartford Balanced HLS Fund (the “Balanced HLS Fund”)

Hartford Capital Appreciation HLS Fund (the “Capital Appreciation HLS Fund”)

Hartford Disciplined Equity HLS Fund (the “Disciplined Equity HLS Fund”)

Hartford Dividend and Growth HLS Fund (the “Dividend and Growth HLS Fund”)

Hartford Global Growth HLS Fund (the “Global Growth HLS Fund”)

Hartford Healthcare HLS Fund (the “Healthcare HLS Fund”)

Hartford High Yield HLS Fund (the “High Yield HLS Fund”)

Hartford International Opportunities HLS Fund (the “International Opportunities HLS Fund”)

Hartford MidCap HLS Fund (the “MidCap HLS Fund”)

Hartford MidCap Value HLS Fund (the “MidCap Value HLS Fund”)

Hartford Small Company HLS Fund (the “Small Company HLS Fund”)

Hartford Stock HLS Fund (the “Stock HLS Fund”)

Hartford Total Return Bond HLS Fund (the “Total Return Bond HLS Fund”)

Hartford Ultrashort Bond HLS Fund (the “Ultrashort Bond HLS Fund”)

Hartford Value HLS Fund (the “Value HLS Fund”)

Hartford HLS Series Fund II, Inc.:

Hartford Growth Opportunities HLS Fund (the “Growth Opportunities HLS Fund”)

Hartford MidCap Growth HLS Fund (the “MidCap Growth HLS Fund”)

Hartford Small Cap Growth HLS Fund (the “Small Cap Growth HLS Fund”)

Hartford U.S. Government Securities HLS Fund (the “U.S. Government Securities HLS Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of insurance companies and certain qualified pension or retirement plans. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the Funds if permitted in the variable insurance contract prospectus. In addition, participants in certain qualified pension or retirement plans may choose the Funds if permitted by their plans.

Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Each Fund has registered for sale Class IA and IB shares. Each of Capital Appreciation HLS Fund and Growth Opportunities HLS Fund also has registered for sale Class IC shares. Each Fund is closed to certain investors. For more information please see each Fund’s statutory prospectus. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except certain class specific expenses. Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act. Class IC shares are subject to distribution fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative services fee.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

173

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the respective Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

174

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Growth Opportunities HLS Fund Level 3 Holdings on December 31, 2019

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range (Weighted Average)	Fair Value at December 31, 2019

Common Stock
Market Approach	EV/EBITDA	12.6x	$2,518,446
Market Approach	EV/Revenue	4.34x	674,811
Target Event	Trade Price	$3.42 - $19.19 ($3.71)	5,460,262
Last Trade	Trade Price	$8.72 - $241.72 ($63.30)	19,842,580

Total			$28,496,099

Escrows
Future Cash Distribution	Discount	20.00%	$129,224

Total			$129,224

Convertible Preferred Stock
Market Approach	EV/Revenue	1.25x - 5.6x (2.37x)	$22,343,601
Market Approach	EV/EBITDA	8.9x	2,358,566
Last Trade	Trade Price	$11.60 - $19.19 ($15.39)	3,796,339

Total			$28,498,506

Warrant
Last Trade	Trade Price	0.05	$25,820

Total			$25,820

Total			$57,149,649

*

The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

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December 31, 2019

Small Company HLS Fund Level 3 Holdings on December 31, 2019

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range (Weighted Average)	Fair Value at December 31, 2019

Common Stock
Market Approach	EV/EBITDA	6.2x - 12.6x (9.9x)	$4,803,363
Target Event	Trade Price	$3.42	3,113,195

Total			$7,916,558

Escrows
Future Cash Distribution	Discount	20.00%	$85,420

Total			$85,420

Convertible Preferred Stock
Market Approach	EV/Revenue	1.25x - 2.75x (1.89x)	$6,811,247

Total			$6,811,247

Total			$14,813,225

*

The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.

Please refer to Note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of each class of each Fund’s shares is determined as

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December 31, 2019

of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of December 31, 2019.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of December 31, 2019.

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of December 31, 2019.

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December 31, 2019

d)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of December 31, 2019.

e)

Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation-indexed bonds as of December 31, 2019.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended December 31, 2019, each of Capital Appreciation HLS Fund, High Yield HLS Fund, International Opportunities HLS Fund and Total Return Bond HLS Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended December 31, 2019, each of Balanced HLS Fund, Capital Appreciation HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund had used Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option

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December 31, 2019

contracts are either over-the-counter (“OTC”) options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the year ended December 31, 2019, Total Return Bond HLS Fund had used Options Contracts.

d)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

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December 31, 2019

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the year ended December 31, 2019, each of High Yield HLS Fund and Total Return Bond HLS Fund had used Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the year ended December 31, 2019, each of Total Return Bond HLS Fund and U.S. Government Securities HLS Fund had used Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund

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Notes to Financial Statements – (continued)

December 31, 2019

will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the year ended December 31, 2019, Total Return Bond HLS Fund had used Total Return Swap Contracts.

e)	Additional Derivative Instrument Information:

Balanced HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on futures contracts(1)	$148,169	$—	$—	$—	$—	$—	$148,169

Total	$148,169	$—	$—	$—	$—	$—	$148,169

(1)

Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$688,365	$—	$—	$—	$—	$—	$688,365

Total	$688,365	$—	$—	$—	$—	$—	$688,365

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(326,284)	$—	$—	$—	$—	$—	$(326,284)

Total	$(326,284)	$—	$—	$—	$—	$—	$(326,284)

For the year ended December 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	204

Capital Appreciation HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$92,912	$—	$—	$—	$—	$92,912

Total	$—	$92,912	$—	$—	$—	$—	$92,912

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$182,173	$—	$—	$182,173

Total	$—	$—	$—	$182,173	$—	$—	$182,173

(1)

Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

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December 31, 2019

Capital Appreciation HLS Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$11,906,527	$—	$—	$11,906,527
Net realized gain (loss) on foreign currency contracts	—	206,918	—	—	—	—	206,918

Total	$—	$206,918	$—	$11,906,527	$—	$—	$12,113,445

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$2,474,753	$—	$—	$2,474,753
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	438,494	—	—	—	—	438,494

Total	$—	$438,494	$—	$2,474,753	$—	$—	$2,913,247

For the year ended December 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	398
Foreign Currency Contracts Purchased at Contract Amount	$5,756,887
Foreign Currency Contracts Sold at Contract Amount	$13,694,499

High Yield HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts(1)	$—	$—	$122,308	$—	$—	$—	$122,308

Total	$—	$—	$122,308	$—	$—	$—	$122,308

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$40,031	$—	$—	$—	$—	$40,031

Total	$—	$40,031	$—	$—	$—	$—	$40,031

(1)

Amount represents the cumulative appreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation on OTC swap contracts, if applicable.

182

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

High Yield HLS Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$(54,937)	$—	$—	$—	$(54,937)
Net realized gain (loss) on foreign currency contracts	—	281,939	—	—	—	—	281,939

Total	$—	$281,939	$(54,937)	$—	$—	$—	$227,002

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$122,308	$—	$—	$—	$122,308
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(55,881)	—	—	—	—	(55,881)

Total	$—	$(55,881)	$122,308	$—	$—	$—	$66,427

For the year ended December 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$3,212,000
Foreign Currency Contracts Purchased at Contract Amount	$612,225
Foreign Currency Contracts Sold at Contract Amount	$4,791,212

International Opportunities HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(16,254)	$—	$—	$—	$—	$(16,254)

Total	$—	$(16,254)	$—	$—	$—	$—	$(16,254)

For the year ended December 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Sold at Contract Amount	$730,498

183

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

Total Return Bond HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$2,626,843	$—	$—	$—	$—	$—	$2,626,843
Unrealized appreciation on futures contracts(1)	1,384,659	—	—	—	—	—	1,384,659
Unrealized appreciation on foreign currency contracts	—	234,776	—	—	—	—	234,776
Unrealized appreciation on swap contracts(2)	632,532	—	3,096,257	—	—	—	3,728,789

Total	$4,644,034	$234,776	$3,096,257	$—	$—	$—	$7,975,067

Liabilities:
Unrealized depreciation on futures contracts(1)	$2,722,829	$—	$—	$—	$—	$—	$2,722,829
Unrealized depreciation on foreign currency contracts	—	1,123,073	—	—	—	—	1,123,073
Unrealized depreciation on swap contracts(2)	6,930,055	—	1,515,727	—	—	—	8,445,782

Total	$9,652,884	$1,123,073	$1,515,727	$—	$—	$—	$12,291,684

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(688,017)	$—	$—	$—	$—	$—	$(688,017)
Net realized gain (loss) on futures contracts	19,971,254	—	—	—	—	—	19,971,254
Net realized gain (loss) on written options contracts	810,184	—	—	—	—	—	810,184
Net realized gain (loss) on swap contracts	(6,449,852)	—	5,069	—	—	—	(6,444,783)
Net realized gain (loss) on foreign currency contracts	—	1,753,329	—	—	—	—	1,753,329

Total	$13,643,569	$1,753,329	$5,069	$—	$—	$—	$15,401,967

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$1,311,727	$—	$—	$—	$—	$—	$1,311,727
Net change in unrealized appreciation (depreciation) of futures contracts	(7,448,465)	—	—	—	—	—	(7,448,465)
Net change in unrealized appreciation (depreciation) of written options contracts	224,937	—	—	—	—	—	224,937
Net change in unrealized appreciation (depreciation) of swap contracts	(5,266,775)	—	5,740,436	—	—	—	473,661
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(969,546)	—	—	—	—	(969,546)

Total	$(11,178,576)	$(969,546)	$5,740,436	$—	$—	$—	$(6,407,686)

184

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

Total Return Bond HLS Fund – (continued)

For the year ended December 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	80,626,333
Futures Contracts Long at Number of Contracts	2,860
Futures Contracts Short at Number of Contracts	(944)
Written Options Contracts at Number of Contracts	(320,560,004)
Swap Contracts at Notional Amount	$352,535,859
Foreign Currency Contracts Purchased at Contract Amount	$4,436,292
Foreign Currency Contracts Sold at Contract Amount	$44,539,229

U.S. Government Securities HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on futures contracts(1)	$588,088	$—	$—	$—	$—	$—	$588,088
Unrealized depreciation on swap contracts(2)	1,860,127	—	—	—	—	—	1,860,127

Total	$2,448,215	$—	$—	$—	$—	$—	$2,448,215

(1)

Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$6,101,592	$—	$—	$—	$—	$—	$6,101,592
Net realized gain (loss) on swap contracts	(464,689)	—	—	—	—	—	(464,689)

Total	$5,636,903	$—	$—	$—	$—	$—	$5,636,903

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(2,220,130)	$—	$—	$—	$—	$—	$(2,220,130)
Net change in unrealized appreciation (depreciation) of swap contracts	(1,514,095)	—	—	—	—	—	(1,514,095)

Total	$(3,734,225)	$—	$—	$—	$—	$—	$(3,734,225)

For the year ended December 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	957
Futures Contracts Short at Number of Contracts	(42)
Swap Contracts at Notional Amount	$35,828,083

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

185

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

f)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of December 31, 2019:

Balanced HLS Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(148,169)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(148,169)

Derivatives not subject to a MNA	—	148,169

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Capital Appreciation HLS Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$92,912	$—
Futures contracts	—	(182,173)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	92,912	(182,173)

Derivatives not subject to a MNA	—	182,173

Total gross amount of assets and liabilities subject to MNA or similar agreements	$92,912	$—

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$76,704	$—	$—	$—	$76,704
RBC Dominion Securities, Inc.	16,208	—	—	—	16,208

Total	$92,912	$—	$—	$—	$92,912

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield HLS Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(40,031)
Swap contracts	122,308	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	122,308	(40,031)

Derivatives not subject to a MNA	(122,308)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(40,031)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of Montreal	$(6,571)	$—	$—	$—	$(6,571)
Citibank NA	(33,460)	—	—	—	(33,460)

Total	$(40,031)	$—	$—	$—	$(40,031)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

186

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

Total Return Bond HLS Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$234,776	$(1,123,073)
Futures contracts	1,384,659	(2,722,829)
Purchased options	2,626,843	—
Swap contracts	3,728,789	(8,445,782)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	7,975,067	(12,291,684)

Derivatives not subject to a MNA	(2,163,977)	9,718,045

Total gross amount of assets and liabilities subject to MNA or similar agreements	$5,811,090	$(2,573,639)

Total Return Bond HLS Fund

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$417,239	$—	$—	$—	$417,239
Barclays	394,425	(83,892)	—	—	310,533
BNP Paribas Securities Services	2,241	—	—	—	2,241
Citibank NA	709,312	(169,034)	—	—	540,278
Credit Suisse International	993,911	(733,836)	—	—	260,075
Deutsche Bank Securities, Inc.	539,634	(15,482)	—	—	524,152
Goldman Sachs & Co.	777,863	(387,483)	—	—	390,380
JP Morgan Chase & Co.	803,277	(63,412)	—	(120,000)	619,865
Morgan Stanley	1,163,134	(298,737)	—	—	864,397
State Street Global Markets LLC	10,054	(10,054)	—	—	—

Total	$5,811,090	$(1,761,930)	$—	$(120,000)	$3,929,160

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(83,892)	$83,892	$—	$—	$—
Canadian Imperial Bank of Commerce	(21,441)	—	—	—	(21,441)
Citibank NA	(169,034)	169,034	—	—	—
Credit Suisse International	(733,836)	733,836	—	—	—
Deutsche Bank Securities, Inc.	(15,482)	15,482	—	—	—
Goldman Sachs & Co.	(387,483)	387,483	—	—	—
HSBC Bank USA	(290,549)	—	—	—	(290,549)
JP Morgan Chase & Co.	(63,412)	63,412	—	—	—
Morgan Stanley	(298,737)	298,737	—	—	—
RBC Dominion Securities, Inc.	(14,304)	—	—	—	(14,304)
Standard Chartered Bank	(27,446)	—	—	—	(27,446)
State Street Global Markets LLC	(464,421)	10,054	—	—	(454,367)
Toronto-Dominion Bank	(3,602)	—	—	—	(3,602)

Total	$(2,573,639)	$1,761,930	$—	$—	$(811,709)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

U.S. Government Securities HLS Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(588,088)
Swap contracts	—	(1,860,127)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(2,448,215)

Derivatives not subject to a MNA	—	2,448,215

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

187

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2019. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

188

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended December 31, 2019 and December 31, 2018 are as follows:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced HLS Fund	$42,007,653	$167,293,542	$49,937,858	$89,763,845
Capital Appreciation HLS Fund	99,015,169	413,992,165	155,684,592	357,773,863
Disciplined Equity HLS Fund	8,181,434	67,970,111	10,105,656	57,940,779
Dividend and Growth HLS Fund	58,525,929	373,240,761	62,479,436	354,664,659
Global Growth HLS Fund	6,279,746	64,635,345	4,474,845	41,743,435
Growth Opportunities HLS Fund	97,423,710	212,417,801	87,935,173	121,869,097
Healthcare HLS Fund	136,553	28,725,129	6,465,231	13,897,527
High Yield HLS Fund	15,580,330	—	16,383,413	—
International Opportunities HLS Fund	21,562,148	44,838,605	26,985,679	—
MidCap HLS Fund	4,865,029	304,988,085	18,326,031	193,154,481
MidCap Growth HLS Fund	591,291	16,564,526	745,839	8,559,025
MidCap Value HLS Fund	3,413,839	38,045,643	3,997,177	22,842,554
Small Cap Growth HLS Fund	47,675,414	169,755,491	—	83,609,724
Small Company HLS Fund	14,521,011	96,371,188	—	41,270,164
Stock HLS Fund	29,221,971	116,547,978	21,980,653	—
Total Return Bond HLS Fund	82,153,678	—	86,216,331	7,769,724
Ultrashort Bond HLS Fund	8,913,051	—	5,554,707	—
U.S. Government Securities HLS Fund	8,237,791	—	8,467,369	—
Value HLS Fund	8,982,252	42,595,919	12,380,863	40,765,988

As of December 31, 2019, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation on Investments	Total Accumulated Earnings (Deficit)
Balanced HLS Fund	$6,715,207	$82,168,207	$—	$(44,409)	$476,175,040	$565,014,045
Capital Appreciation HLS Fund	32,753,308	149,906,516	—	(269)	701,584,656	884,244,211
Disciplined Equity HLS Fund	661,603	47,159,027	—	—	229,322,832	277,143,462
Dividend and Growth HLS Fund	3,203,463	152,643,462	—	—	1,149,763,395	1,305,610,320
Global Growth HLS Fund	1,786,093	39,766,533	—	—	151,174,469	192,727,095
Growth Opportunities HLS Fund	19,618,449	97,818,987	—	—	263,051,711	380,489,147
Healthcare HLS Fund	5,101,502	35,703,131	—	—	53,216,486	94,021,119
High Yield HLS Fund	13,585,736	—	(19,434,433)	—	4,182,347	(1,666,350)
International Opportunities HLS Fund	20,163,115	—	(22,796,193)	—	157,724,549	155,091,471
MidCap HLS Fund	3,900,010	143,863,033	—	—	559,165,639	706,928,682
MidCap Growth HLS Fund	4,000,186	1,232,011	—	—	17,332,342	22,564,539
MidCap Value HLS Fund	131,671	20,270,395	—	—	54,414,508	74,816,574
Small Cap Growth HLS Fund	11,763,012	34,103,879	—	—	258,543,882	304,410,773
Small Company HLS Fund	24,851,298	41,113,203	—	—	102,498,310	168,462,811
Stock HLS Fund	4,320,924	89,887,636	—	—	493,359,071	587,567,631
Total Return Bond HLS Fund	81,807,228	—	—	(683,034)	45,819,064	126,943,258
Ultrashort Bond HLS Fund	10,522,305	—	(577,794)	—	1,131,256	11,075,767
U.S. Government Securities HLS Fund	7,093,225	—	(26,714,682)	(303,857)	1,453,058	(18,472,256)
Value HLS Fund	284,094	31,554,266	—	—	109,486,875	141,325,235

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as prior year adjustments. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2019, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings
Balanced HLS Fund	$(12,484)	$12,484
Capital Appreciation HLS Fund	(21,465)	21,465
Growth Opportunities HLS Fund	(7,231)	7,231
Small Company HLS Fund	(8,029)	8,029

189

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at December 31, 2019 is different from book purposes primarily due to wash sale loss deferrals, passive foreign investment company (PFIC) mark-to-market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures, options, PFICs, partnership adjustments and nontaxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Balanced HLS Fund	$1,616,972,817	$495,208,139	$(19,034,865)	$476,173,274
Capital Appreciation HLS Fund	3,695,724,057	773,049,590	(71,378,094)	701,671,496
Disciplined Equity HLS Fund	424,962,220	233,986,856	(4,664,024)	229,322,832
Dividend and Growth HLS Fund	2,159,381,993	1,175,687,713	(25,924,318)	1,149,763,395
Global Growth HLS Fund	372,637,730	156,520,836	(5,338,649)	151,182,187
Growth Opportunities HLS Fund	1,372,066,011	304,648,130	(41,589,699)	263,058,431
Healthcare HLS Fund	184,045,802	62,510,963	(9,293,690)	53,217,273
High Yield HLS Fund	243,905,145	11,521,541	(7,340,122)	4,181,419
International Opportunities HLS Fund	1,071,818,616	166,670,690	(8,955,803)	157,714,887
MidCap HLS Fund	1,539,592,300	609,350,151	(50,184,513)	559,165,638
MidCap Growth HLS Fund	85,703,107	19,388,090	(2,055,748)	17,332,342
MidCap Value HLS Fund	269,358,199	60,269,852	(5,855,344)	54,414,508
Small Cap Growth HLS Fund	1,071,261,726	314,722,702	(56,178,820)	258,543,882
Small Company HLS Fund	531,727,776	114,199,158	(11,701,033)	102,498,125
Stock HLS Fund	1,023,243,392	499,285,354	(5,926,574)	493,358,780
Total Return Bond HLS Fund	2,716,781,342	74,980,172	(29,171,732)	45,808,440
Ultrashort Bond HLS Fund	456,146,971	1,189,805	(58,549)	1,131,256
U.S. Government Securities HLS Fund	369,846,793	5,054,526	(3,601,468)	1,453,058
Value HLS Fund	338,808,633	115,606,056	(6,119,896)	109,486,160

f)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period of time.

At December 31, 2019 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
High Yield HLS Fund	$1,669,478	$17,764,955
International Opportunities HLS Fund	18,338,539	4,457,654
Ultrashort Bond HLS Fund	96,680	481,114
U.S. Government Securities HLS Fund	472,755	26,241,927

Balanced HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, Healthcare HLS Fund, MidCap HLS Fund, MidCap Growth HLS Fund, MidCap Value HLS Fund, Small Cap Growth HLS Fund, Small Company HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and Value HLS Fund had no capital loss carryforwards for U.S. federal income tax purposes as of December 31, 2019.

During the year ended December 31, 2019, the Total Return Bond HLS Fund, Ultrashort Bond HLS Fund and U.S. Government Securities HLS Fund had utilized $39,899,100, $272,202 and $5,479,153 of prior year capital loss carryforwards, respectively.

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of December 31, 2019, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2019, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect

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December 31, 2019

subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of December 31, 2019; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced HLS Fund*	0.6800% on first $250 million and;
0.6550% on next $250 million and;
0.6450% on next $500 million and;
0.5950% on next $4 billion and;
0.5925% on next $5 billion and;
0.5900% over $10 billion

Capital Appreciation HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Disciplined Equity HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

Dividend and Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Global Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

Growth Opportunities HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5975% on next $5 billion and;
0.5950% over $10 billion

Healthcare HLS Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $4.5 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

High Yield HLS Fund	0.7000% on first $500 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6150% on next $2.5 billion and;
0.6050% on next $5 billion and;
0.5950% over $10 billion

International Opportunities HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

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December 31, 2019

Fund	Management Fee Rates

MidCap HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

MidCap Growth HLS Fund	0.8000% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $2 billion and;
0.6900% on next $2 billion and;
0.6800% on next $5 billion and;
0.6700% over $10 billion

MidCap Value HLS Fund*	0.8000% on first $500 million and;
0.7250% on next $500 million and;
0.6750% on next $1.5 billion and;
0.6700% on next $2.5 billion and;
0.6650% on next $5 billion and;
0.6600% over $10 billion

Small Cap Growth HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Small Company HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6000% on next $500 million and;
0.5500% on next $3.5 billion and;
0.5300% on next $5 billion and;
0.5200% over $10 billion

Stock HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $4 billion and;
0.4475% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $1.5 billion and;
0.4450% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Ultrashort Bond HLS Fund	0.4000% on first $5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

U.S. Government Securities HLS Fund	0.4500% on first $500 million and;
0.4450% on next $500 million and;
0.4400% on next $1.5 billion and;
0.4350% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Value HLS Fund	0.6900% on first $250 million and;
0.6425% on next $250 million and;
0.6325% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

*	HFMC contractually agreed to waive investment management fees of 0.03% and 0.04% of average daily net assets until April 30, 2020, for the Balanced HLS Fund and MidCap Value HLS Fund, respectively.

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December 31, 2019

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Balanced HLS Fund, Capital Appreciation HLS Fund, Growth Opportunities HLS Fund, Small Cap Growth HLS Fund, Small Company HLS Fund and Total Return Bond HLS Fund
Average Daily Net Assets	Annual Fees
First $3.5 billion and;	0.018%
Next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Healthcare HLS Fund, High Yield HLS Fund,
International Opportunities HLS Fund, MidCap HLS Fund, MidCap Growth HLS Fund, MidCap Value HLS Fund, Stock HLS Fund,
U.S. Government Securities HLS Fund, Ultrashort Bond HLS Fund and Value HLS Fund
Average Daily Net Assets	Annual Fees
First $3.5 billion and;	0.014%
Next $3.5 billion and	0.012%
Amount over $7 billion	0.010%

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund.

d)

Fees Paid Indirectly – Hartford HLS Series Fund II, Inc., on behalf of its series except U.S. Government Securities HLS Fund, and Hartford Series Fund, Inc., on behalf of its series except High Yield HLS Fund, Total Return Bond HLS Fund and Ultrashort Bond HLS Fund, have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	0.63%	0.88%	N/A
Capital Appreciation HLS Fund	0.68%	0.93%	1.18%
Disciplined Equity HLS Fund	0.78%	1.03%	N/A
Dividend and Growth HLS Fund	0.68%	0.93%	N/A
Global Growth HLS Fund	0.80%	1.05%	N/A
Growth Opportunities HLS Fund	0.65%	0.90%	1.15%
Healthcare HLS Fund	0.90%	1.16%	N/A
High Yield HLS Fund	0.77%	1.02%	N/A
International Opportunities HLS Fund	0.74%	0.99%	N/A
MidCap HLS Fund	0.69%	0.94%	N/A
MidCap Growth HLS Fund	0.92%	1.17%	N/A
MidCap Value HLS Fund	0.81%	1.06%	N/A
Small Cap Growth HLS Fund	0.64%	0.89%	N/A
Small Company HLS Fund	0.79%	1.04%	N/A
Stock HLS Fund	0.51%	0.76%	N/A
Total Return Bond HLS Fund	0.51%	0.76%	N/A
Ultrashort Bond HLS Fund	0.45%	0.70%	N/A
U.S. Government Securities HLS Fund	0.51%	0.76%	N/A
Value HLS Fund	0.72%	0.97%	N/A

e)

Distribution Plans for Class IB and Class IC Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. Each Company, on behalf of its respective Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares and each Company, on behalf of certain Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IC shares.

Pursuant to the Class IB Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee

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December 31, 2019

may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class IC Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for distribution financing activities.

Each Board has the authority to suspend or reduce these payments at any point in time. The distribution fees paid during the period can be found on the Statements of Operations. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

f)

Administrative Services Fee for Class IC Shares – Certain Funds may pay an administrative services fee to third party insurance companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. The total administrative services fees paid during the period are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

g)

Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2019, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced HLS Fund	$9,802
Capital Appreciation HLS Fund	20,871
Disciplined Equity HLS Fund	2,958
Dividend and Growth HLS Fund	15,171
Global Growth HLS Fund	2,365
Growth Opportunities HLS Fund	7,408
Healthcare HLS Fund	1,373
High Yield HLS Fund	1,241
International Opportunities HLS Fund	5,763
MidCap HLS Fund	9,820
MidCap Growth HLS Fund	418
MidCap Value HLS Fund	1,478
Small Cap Growth HLS Fund	6,088
Small Company HLS Fund	2,864
Stock HLS Fund	6,800
Total Return Bond HLS Fund	10,040
Ultrashort Bond HLS Fund	2,385
U.S. Government Securities HLS Fund	1,622
Value HLS Fund	2,104

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Pursuant to a sub-transfer agency agreement between HASCO and DST Asset Manager Solutions, Inc. (“DST”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by HASCO, not by the Funds. Each Fund pays HASCO a fixed fee annually, plus out of pocket expenses for providing such services. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended December 31, 2019, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class IA		Class IB		Class IC
Balanced HLS Fund	0.00	%*	0.00	%*	N/A
Capital Appreciation HLS Fund	0.00	%*	0.00	%*	0.00	%*
Disciplined Equity HLS Fund	0.00	%*	0.00	%*	N/A
Dividend and Growth HLS Fund	0.00	%*	0.00	%*	N/A
Global Growth HLS Fund	0.00	%*	0.00	%*	N/A
Growth Opportunities HLS Fund	0.00	%*	0.00	%*	0.00	%*
Healthcare HLS Fund	0.00	%*	0.00	%*	N/A
High Yield HLS Fund	0.00	%*	0.00	%*	N/A
International Opportunities HLS Fund	0.00	%*	0.00	%*	N/A
MidCap HLS Fund	0.00	%*	0.00	%*	N/A
MidCap Growth HLS Fund	0.01%		0.01%		N/A
MidCap Value HLS Fund	0.00	%*	0.00	%*	N/A
Small Cap Growth HLS Fund	0.00	%*	0.00	%*	N/A
Small Company HLS Fund	0.00	%*	0.00	%*	N/A
Stock HLS Fund	0.00	%*	0.00	%*	N/A
Total Return Bond HLS Fund	0.00	%*	0.00	%*	N/A
Ultrashort Bond HLS Fund	0.00	%*	0.00	%*	N/A
U.S. Government Securities HLS Fund	0.00	%*	0.00	%*	N/A
Value HLS Fund	0.00	%*	0.00	%*	N/A

*	Percentage rounds to zero.

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Notes to Financial Statements – (continued)

December 31, 2019

8.	Securities Lending:

Each Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of December 31, 2019.

Fund	Investment Securities on Loan, at market value, Presented on the Statement of Assets and Liabilities(1)	Collateral Posted by Borrower	Net Amount(2)
Balanced HLS Fund	$1,259,139	$(1,259,139)	$—
Capital Appreciation HLS Fund	36,073,339	(36,073,339)	—
Global Growth HLS Fund	2,354,301	(2,354,301)	—
Growth Opportunities HLS Fund	34,718,346	(34,718,346)	—
Healthcare HLS Fund	2,857,063	(2,857,063)	—
International Opportunities HLS Fund	7,283,858	(7,283,858)	—
MidCap HLS Fund	9,661,255	(9,661,255)	—
MidCap Growth HLS Fund	692,811	(692,811)	—
MidCap Value HLS Fund	3,231,912	(3,231,912)	—
Small Cap Growth HLS Fund	13,788,323	(13,788,323)	—
Small Company HLS Fund	8,365,526	(8,365,526)	—
Total Return Bond HLS Fund	7,460,798	(7,460,798)	—
Ultrashort Bond HLS Fund	7,099,310	(7,099,310)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

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Notes to Financial Statements – (continued)

December 31, 2019

The total cash and non-cash collateral received by each Fund in connection with securities lending transactions is presented below:

Fund	Cash Collateral	Non-Cash Collateral
Balanced HLS Fund	$1,296,480	$—
Capital Appreciation HLS Fund	36,904,443	—
Global Growth HLS Fund	2,417,250	—
Growth Opportunities HLS Fund	34,985,906	251,326
Healthcare HLS Fund	2,978,534	—
International Opportunities HLS Fund	7,572,918	—
MidCap HLS Fund	9,784,951	—
MidCap Growth HLS Fund	699,591	—
MidCap Value HLS Fund	3,401,914	1
Small Cap Growth HLS Fund	12,322,305	2,097,033
Small Company HLS Fund	8,609,022	—
Total Return Bond HLS Fund	7,704,490	—
Ultrashort Bond HLS Fund	7,408,300	—

9.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Balanced HLS Fund
Securities Lending Transactions(1)
Municipal Bonds	$1,296,480	$—	$—	$—	$1,296,480

Total Borrowings	$1,296,480	$—	$—	$—	$1,296,480

Gross amount of recognized liabilities for securities lending transactions					$1,296,480

Capital Appreciation HLS Fund
Securities Lending Transactions(1)
Common Stocks	$36,904,443	$—	$—	$—	$36,904,443

Total Borrowings	$36,904,443	$—	$—	$—	$36,904,443

Gross amount of recognized liabilities for securities lending transactions					$36,904,443

Global Growth HLS Fund
Securities Lending Transactions(1)
Common Stocks	$2,417,250	$—	$—	$—	$2,417,250

Total Borrowings	$2,417,250	$—	$—	$—	$2,417,250

Gross amount of recognized liabilities for securities lending transactions					$2,417,250

Growth Opportunities HLS Fund
Securities Lending Transactions(1)
Common Stocks	$34,985,906	$—	$—	$—	$34,985,906

Total Borrowings	$34,985,906	$—	$—	$—	$34,985,906

Gross amount of recognized liabilities for securities lending transactions					$34,985,906

Healthcare HLS Fund
Securities Lending Transactions(1)
Common Stocks	$2,978,534	$—	$—	$—	$2,978,534

Total Borrowings	$2,978,534	$—	$—	$—	$2,978,534

Gross amount of recognized liabilities for securities lending transactions					$2,978,534

International Opportunities HLS Fund
Securities Lending Transactions(1)
Common Stocks	$7,572,918	$—	$—	$—	$7,572,918

Total Borrowings	$7,572,918	$—	$—	$—	$7,572,918

Gross amount of recognized liabilities for securities lending transactions					$7,572,918

196

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Notes to Financial Statements – (continued)

December 31, 2019

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total

MidCap HLS Fund
Securities Lending Transactions(1)
Common Stocks	$9,784,951	$—	$—	$—	$9,784,951

Total Borrowings	$9,784,951	$—	$—	$—	$9,784,951

Gross amount of recognized liabilities for securities lending transactions					$9,784,951

MidCap Growth HLS Fund
Securities Lending Transactions(1)
Common Stocks	$699,591	$—	$—	$—	$699,591

Total Borrowings	$699,591	$—	$—	$—	$699,591

Gross amount of recognized liabilities for securities lending transactions					$699,591

MidCap Value HLS Fund
Securities Lending Transactions(1)
Common Stocks	$3,401,914	$—	$—	$—	$3,401,914

Total Borrowings	$3,401,914	$—	$—	$—	$3,401,914

Gross amount of recognized liabilities for securities lending transactions					$3,401,914

Small Cap Growth HLS Fund
Securities Lending Transactions(1)
Common Stocks	$12,322,305	$—	$—	$—	$12,322,305

Total Borrowings	$12,322,305	$—	$—	$—	$12,322,305

Gross amount of recognized liabilities for securities lending transactions					$12,322,305

Small Company HLS Fund
Securities Lending Transactions(1)
Common Stocks	$8,609,022	$—	$—	$—	$8,609,022

Total Borrowings	$8,609,022	$—	$—	$—	$8,609,022

Gross amount of recognized liabilities for securities lending transactions					$8,609,022

Total Return Bond HLS Fund
Securities Lending Transactions(1)
Corporate Bonds	$3,748,498	$—	$—	$—	$3,748,498
Municipal Bonds	3,955,992	—	—	—	3,955,992

Total Borrowings	$7,704,490	$—	$—	$—	$7,704,490

Gross amount of recognized liabilities for securities lending transactions					$7,704,490

Ultrashort Bond HLS Fund
Securities Lending Transactions(1)
Corporate Bonds	$104,671	$—	$—	$—	$104,671
U.S. Government Securities	7,303,629	—	—	—	7,303,629

Total Borrowings	$7,408,300	$—	$—	$—	$7,408,300

Gross amount of recognized liabilities for securities lending transactions					$7,408,300

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

197

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

10.	Investment Transactions:

For the year ended December 31, 2019, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Balanced HLS Fund	$585,000,672	$807,881,079	$180,690,691	$176,055,569	$765,691,363	$983,936,648
Capital Appreciation HLS Fund	2,360,107,579	3,121,006,134	—	—	2,360,107,579	3,121,006,134
Disciplined Equity HLS Fund	93,165,615	180,920,961	—	—	93,165,615	180,920,961
Dividend and Growth HLS Fund	578,822,176	963,429,211	—	—	578,822,176	963,429,211
Global Growth HLS Fund	244,516,149	306,251,691	—	—	244,516,149	306,251,691
Growth Opportunities HLS Fund	1,013,297,666	1,201,317,708	—	—	1,013,297,666	1,201,317,708
Healthcare HLS Fund	98,753,252	225,162,950	—	—	98,753,252	225,162,950
High Yield HLS Fund	101,209,310	119,133,824	—	—	101,209,310	119,133,824
International Opportunities HLS Fund	1,022,511,582	1,153,856,392	—	—	1,022,511,582	1,153,856,392
MidCap HLS Fund	606,067,665	896,030,683	—	—	606,067,665	896,030,683
MidCap Growth HLS Fund	43,374,221	47,042,111	—	—	43,374,221	47,042,111
MidCap Value HLS Fund	153,714,027	193,556,261	—	—	153,714,027	193,556,261
Small Cap Growth HLS Fund	520,764,414	681,846,346	—	—	520,764,414	681,846,346
Small Company HLS Fund	461,364,219	533,748,244	—	—	461,364,219	533,748,244
Stock HLS Fund	217,216,076	395,773,488	—	—	217,216,076	395,773,488
Total Return Bond HLS Fund	710,809,117	951,020,966	557,554,707	516,959,202	1,268,363,824	1,467,980,168
Ultrashort Bond HLS Fund	194,001,669	240,760,112	118,214,602	76,276,710	312,216,271	317,036,822
U.S. Government Securities HLS Fund	35,453,191	30,807,540	103,377,482	153,390,264	138,830,673	184,197,804
Value HLS Fund	183,477,420	241,659,676	—	—	183,477,420	241,659,676

11.	Capital Share Transactions:

The following information is for the year ended December 31, 2019, and the year ended December 31, 2018:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Balanced HLS Fund
Class IA
Shares Sold	370,207	$11,072,683	377,029	$11,576,568
Shares Issued for Reinvested Dividends	6,502,840	185,511,739	4,232,006	123,979,008
Shares Redeemed	(8,291,111)	(248,180,201)	(9,617,908)	(296,172,690)

Net Increase (Decrease)	(1,418,064)	(51,595,779)	(5,008,873)	(160,617,114)

Class IB
Shares Sold	89,913	$2,736,736	194,734	$6,046,489
Shares Issued for Reinvested Dividends	821,698	23,789,456	526,962	15,722,695
Shares Redeemed	(1,116,398)	(33,903,098)	(1,312,276)	(40,893,966)

Net Increase (Decrease)	(204,787)	(7,376,906)	(590,580)	(19,124,782)

Total Net Increase (Decrease)	(1,622,851)	$(58,972,685)	(5,599,453)	$(179,741,896)

Capital Appreciation HLS Fund
Class IA
Shares Sold	442,603	$19,657,868	711,578	$32,492,124
Shares Issued for Reinvested Dividends	10,575,503	453,254,297	10,121,562	454,718,791
Shares Redeemed	(16,294,013)	(749,541,968)	(14,565,754)	(701,373,697)

Net Increase (Decrease)	(5,275,907)	(276,629,803)	(3,732,614)	(214,162,782)

Class IB
Shares Sold	89,487	$3,963,852	110,197	$5,115,632
Shares Issued for Reinvested Dividends	1,327,697	55,760,662	1,249,788	55,433,182
Shares Redeemed	(1,925,404)	(86,699,371)	(2,349,094)	(111,859,162)

Net Increase (Decrease)	(508,220)	(26,974,857)	(989,109)	(51,310,348)

Class IC
Shares Sold	77,205	$3,513,879	79,629	$3,804,757
Shares Issued for Reinvested Dividends	94,517	3,992,375	74,019	3,306,482
Shares Redeemed	(100,769)	(4,537,643)	(81,252)	(3,859,522)

Net Increase (Decrease)	70,953	2,968,611	72,396	3,251,717

Total Net Increase (Decrease)	(5,713,174)	$(300,636,049)	(4,649,327)	$(262,221,413)

198

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Disciplined Equity HLS Fund
Class IA
Shares Sold	611,641	$8,940,276	418,081	$6,351,289
Shares Issued for Reinvested Dividends	4,665,126	66,982,886	3,963,155	59,926,121
Shares Redeemed	(6,262,868)	(96,972,372)	(7,184,640)	(112,570,690)

Net Increase (Decrease)	(986,101)	(21,049,210)	(2,803,404)	(46,293,280)

Class IB
Shares Sold	197,355	$2,940,251	125,940	$1,915,988
Shares Issued for Reinvested Dividends	648,866	9,168,659	541,890	8,120,313
Shares Redeemed	(849,660)	(12,966,500)	(1,097,934)	(16,926,882)

Net Increase (Decrease)	(3,439)	(857,590)	(430,104)	(6,890,581)

Total Net Increase (Decrease)	(989,540)	$(21,906,800)	(3,233,508)	$(53,183,861)

Dividend and Growth HLS Fund
Class IA
Shares Sold	2,171,062	$47,176,118	2,238,948	$51,960,388
Shares Issued for Reinvested Dividends	18,976,398	380,717,264	16,643,249	367,065,830
Shares Redeemed	(19,882,805)	(436,905,756)	(20,816,118)	(488,971,318)

Net Increase (Decrease)	1,264,655	(9,012,374)	(1,933,921)	(69,945,100)

Class IB
Shares Sold	268,745	$5,804,583	410,222	$9,509,461
Shares Issued for Reinvested Dividends	2,566,659	51,049,426	2,277,912	50,078,265
Shares Redeemed	(2,930,032)	(63,812,310)	(3,148,825)	(72,751,751)

Net Increase (Decrease)	(94,628)	(6,958,301)	(460,691)	(13,164,025)

Total Net Increase (Decrease)	1,170,027	$(15,970,675)	(2,394,612)	$(83,109,125)

Global Growth HLS Fund
Class IA
Shares Sold	443,578	$12,123,928	1,078,775	$31,212,233
Shares Issued for Reinvested Dividends	2,366,444	59,823,693	1,375,789	38,893,548
Shares Redeemed	(2,394,067)	(66,820,575)	(2,645,726)	(75,484,691)

Net Increase (Decrease)	415,955	5,127,046	(191,162)	(5,378,910)

Class IB
Shares Sold	88,756	$2,360,349	195,826	$5,672,825
Shares Issued for Reinvested Dividends	443,479	11,091,398	261,598	7,324,732
Shares Redeemed	(523,698)	(14,446,839)	(574,093)	(16,275,227)

Net Increase (Decrease)	8,537	(995,092)	(116,669)	(3,277,670)

Total Net Increase (Decrease)	424,492	$4,131,954	(307,831)	$(8,656,580)

Growth Opportunities HLS Fund
Class IA
Shares Sold	1,132,331	$41,806,606	880,238	$34,499,287
Shares Issued for Reinvested Dividends	8,011,645	268,390,103	4,558,515	183,161,141
Shares Redeemed	(5,110,758)	(197,194,177)	(4,784,503)	(194,145,164)

Net Increase (Decrease)	4,033,218	113,002,532	654,250	23,515,264

Class IB
Shares Sold	166,719	$6,052,405	247,857	$9,559,584
Shares Issued for Reinvested Dividends	1,003,960	31,584,595	558,990	21,414,890
Shares Redeemed	(702,525)	(25,289,417)	(728,619)	(28,067,244)

Net Increase (Decrease)	468,154	12,347,583	78,228	2,907,230

Class IC
Shares Sold	229,371	$8,616,930	153,006	$6,010,543
Shares Issued for Reinvested Dividends	305,758	9,866,813	133,407	5,228,239
Shares Redeemed	(97,866)	(3,563,627)	(84,803)	(3,367,405)

Net Increase (Decrease)	437,263	14,920,116	201,610	7,871,377

Total Net Increase (Decrease)	4,938,635	$140,270,231	934,088	$34,293,871

199

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Healthcare HLS Fund
Class IA
Shares Sold	781,044	$17,515,748	1,245,774	$29,306,376
Shares Issued for Reinvested Dividends	1,181,032	23,301,756	745,725	17,636,397
Shares Redeemed	(6,003,232)	(139,008,140)	(2,811,944)	(65,218,731)

Net Increase (Decrease)	(4,041,156)	(98,190,636)	(820,445)	(18,275,958)

Class IB
Shares Sold	52,502	$1,098,605	88,489	$1,970,210
Shares Issued for Reinvested Dividends	301,351	5,559,926	121,767	2,726,361
Shares Redeemed	(336,728)	(7,069,613)	(427,867)	(9,515,201)

Net Increase (Decrease)	17,125	(411,082)	(217,611)	(4,818,630)

Total Net Increase (Decrease)	(4,024,031)	$(98,601,718)	(1,038,056)	$(23,094,588)

High Yield HLS Fund
Class IA
Shares Sold	944,313	$7,498,944	1,286,518	$10,403,608
Shares Issued for Reinvested Dividends	1,546,258	11,998,965	1,614,321	12,607,847
Shares Redeemed	(4,128,219)	(32,826,806)	(5,381,959)	(43,050,250)

Net Increase (Decrease)	(1,637,648)	(13,328,897)	(2,481,120)	(20,038,795)

Class IB
Shares Sold	385,698	$3,002,302	383,944	$3,004,028
Shares Issued for Reinvested Dividends	469,995	3,581,365	491,610	3,775,566
Shares Redeemed	(1,433,811)	(11,199,904)	(1,712,158)	(13,431,228)

Net Increase (Decrease)	(578,118)	(4,616,237)	(836,604)	(6,651,634)

Total Net Increase (Decrease)	(2,215,766)	$(17,945,134)	(3,317,724)	$(26,690,429)

International Opportunities HLS Fund
Class IA
Shares Sold	3,670,173	$57,219,180	7,906,986	$133,045,266
Shares Issued for Reinvested Dividends	3,993,125	59,417,697	1,511,466	24,591,559
Shares Redeemed	(13,599,042)	(213,803,290)	(18,708,966)	(314,533,972)

Net Increase (Decrease)	(5,935,744)	(97,166,413)	(9,290,514)	(156,897,147)

Class IB
Shares Sold	470,421	$7,388,314	682,479	$11,438,242
Shares Issued for Reinvested Dividends	462,454	6,983,056	145,186	2,394,120
Shares Redeemed	(1,421,238)	(22,687,414)	(1,453,082)	(24,718,563)

Net Increase (Decrease)	(488,363)	(8,316,044)	(625,417)	(10,886,201)

Total Net Increase (Decrease)	(6,424,107)	$(105,482,457)	(9,915,931)	$(167,783,348)

MidCap HLS Fund
Class IA
Shares Sold	3,379,056	$132,078,823	6,486,190	$264,741,334
Shares Issued for Reinvested Dividends	8,523,595	301,703,983	5,086,106	206,009,765
Shares Redeemed	(10,684,124)	(416,937,937)	(12,978,019)	(515,877,276)

Net Increase (Decrease)	1,218,527	16,844,869	(1,405,723)	(45,126,177)

Class IB
Shares Sold	119,757	$4,628,774	85,061	$3,436,405
Shares Issued for Reinvested Dividends	238,418	8,149,131	138,789	5,470,747
Shares Redeemed	(272,338)	(10,355,932)	(319,892)	(12,588,252)

Net Increase (Decrease)	85,837	2,421,973	(96,042)	(3,681,100)

Total Net Increase (Decrease)	1,304,364	$19,266,842	(1,501,765)	$(48,807,277)

MidCap Growth HLS Fund
Class IA
Shares Sold	1,431,378	$11,584,365	443,078	$3,855,962
Shares Issued for Reinvested Dividends	1,990,837	14,592,833	907,298	7,929,782
Shares Redeemed	(1,823,366)	(14,961,942)	(1,874,449)	(16,135,241)

Net Increase (Decrease)	1,598,849	11,215,256	(524,073)	(4,349,497)

200

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
MidCap Growth HLS Fund – (continued)
Class IB
Shares Sold	377,732	$3,143,043	103,365	$916,628
Shares Issued for Reinvested Dividends	352,058	2,562,984	158,237	1,375,082
Shares Redeemed	(425,212)	(3,484,333)	(362,990)	(3,129,051)

Net Increase (Decrease)	304,578	2,221,694	(101,388)	(837,341)

Total Net Increase (Decrease)	1,903,427	$13,436,950	(625,461)	$(5,186,838)

MidCap Value HLS Fund
Class IA
Shares Sold	339,708	$3,765,204	363,704	$4,488,869
Shares Issued for Reinvested Dividends	3,248,969	32,005,532	1,760,255	20,921,640
Shares Redeemed	(3,287,018)	(36,580,549)	(3,101,516)	(37,927,053)

Net Increase (Decrease)	301,659	(809,813)	(977,557)	(12,516,544)

Class IB
Shares Sold	166,668	$1,788,522	55,809	$678,984
Shares Issued for Reinvested Dividends	969,744	9,453,950	497,931	5,918,091
Shares Redeemed	(1,129,325)	(12,403,628)	(961,412)	(11,563,113)

Net Increase (Decrease)	7,087	(1,161,156)	(407,672)	(4,966,038)

Total Net Increase (Decrease)	308,746	$(1,970,969)	(1,385,229)	$(17,482,582)

Small Cap Growth HLS Fund
Class IA
Shares Sold	4,705,468	$138,725,195	4,222,713	$140,276,410
Shares Issued for Reinvested Dividends	5,121,450	130,596,983	1,485,036	51,501,062
Shares Redeemed	(7,759,736)	(238,252,546)	(5,574,766)	(183,058,917)

Net Increase (Decrease)	2,067,182	31,069,632	132,983	8,718,555

Class IB
Shares Sold	1,357,735	$39,797,023	1,901,268	$59,933,616
Shares Issued for Reinvested Dividends	2,576,170	63,116,174	690,752	23,243,803
Shares Redeemed	(2,618,822)	(78,112,025)	(2,517,531)	(81,490,053)

Net Increase (Decrease)	1,315,083	24,801,172	74,489	1,687,366

Total Net Increase (Decrease)	3,382,265	$55,870,804	207,472	$10,405,921

Small Company HLS Fund
Class IA
Shares Sold	2,903,171	$59,916,505	2,279,458	$49,529,365
Shares Issued for Reinvested Dividends	5,501,448	100,841,539	1,609,205	37,253,096
Shares Redeemed	(6,154,407)	(128,043,271)	(5,131,207)	(111,785,237)

Net Increase (Decrease)	2,250,212	32,714,773	(1,242,544)	(25,002,776)

Class IB
Shares Sold	193,635	$3,651,196	282,487	$5,752,063
Shares Issued for Reinvested Dividends	608,025	10,050,660	188,065	4,017,068
Shares Redeemed	(736,416)	(14,145,202)	(747,252)	(14,895,365)

Net Increase (Decrease)	65,244	(443,346)	(276,700)	(5,126,234)

Total Net Increase (Decrease)	2,315,456	$32,271,427	(1,519,244)	$(30,129,010)

Stock HLS Fund
Class IA
Shares Sold	88,143	$8,024,102	72,515	$5,954,634
Shares Issued for Reinvested Dividends	1,498,758	133,049,130	265,343	20,294,819
Shares Redeemed	(2,116,151)	(190,491,309)	(2,271,073)	(186,699,226)

Net Increase (Decrease)	(529,250)	(49,418,077)	(1,933,215)	(160,449,773)

Class IB
Shares Sold	24,363	$2,198,146	25,748	$2,171,547
Shares Issued for Reinvested Dividends	143,656	12,720,819	22,018	1,685,834
Shares Redeemed	(259,517)	(23,318,016)	(311,649)	(25,637,685)

Net Increase (Decrease)	(91,498)	(8,399,051)	(263,883)	(21,780,304)

Total Net Increase (Decrease)	(620,748)	$(57,817,128)	(2,197,098)	$(182,230,077)

201

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Total Return Bond HLS Fund
Class IA
Shares Sold	10,292,709	$115,993,996	8,943,428	$98,737,562
Shares Issued for Reinvested Dividends	6,510,117	74,150,238	7,874,151	84,804,607
Shares Redeemed	(27,038,343)	(303,528,466)	(33,490,964)	(367,229,305)

Net Increase (Decrease)	(10,235,517)	(113,384,232)	(16,673,385)	(183,687,136)

Class IB
Shares Sold	1,022,576	$11,476,151	737,317	$8,103,146
Shares Issued for Reinvested Dividends	705,771	8,003,440	856,478	9,181,448
Shares Redeemed	(2,997,668)	(33,501,141)	(3,590,545)	(39,142,701)

Net Increase (Decrease)	(1,269,321)	(14,021,550)	(1,996,750)	(21,858,107)

Total Net Increase (Decrease)	(11,504,838)	$(127,405,782)	(18,670,135)	$(205,545,243)

Ultrashort Bond HLS Fund
Class IA
Shares Sold	6,425,360	$65,532,098	5,794,419	$58,434,281
Shares Issued for Reinvested Dividends	785,430	7,948,551	499,842	5,018,414
Shares Redeemed	(11,863,152)	(120,750,652)	(8,804,753)	(88,776,912)

Net Increase (Decrease)	(4,652,362)	(47,270,003)	(2,510,492)	(25,324,217)

Class IB
Shares Sold	867,804	$8,845,950	1,496,586	$15,071,051
Shares Issued for Reinvested Dividends	95,306	964,500	53,416	536,294
Shares Redeemed	(1,777,491)	(18,100,079)	(1,634,853)	(16,463,268)

Net Increase (Decrease)	(814,381)	(8,289,629)	(84,851)	(855,923)

Total Net Increase (Decrease)	(5,466,743)	$(55,559,632)	(2,595,343)	$(26,180,140)

U.S. Government Securities HLS Fund
Class IA
Shares Sold	1,925,074	$19,785,036	1,738,359	$17,500,321
Shares Issued for Reinvested Dividends	670,097	6,935,500	716,309	7,134,442
Shares Redeemed	(5,296,273)	(54,286,696)	(6,266,754)	(63,056,532)

Net Increase (Decrease)	(2,701,102)	(27,566,160)	(3,812,086)	(38,421,769)

Class IB
Shares Sold	382,786	$3,933,931	390,678	$3,920,475
Shares Issued for Reinvested Dividends	125,825	1,302,291	133,828	1,332,927
Shares Redeemed	(1,030,826)	(10,553,863)	(1,494,961)	(14,988,690)

Net Increase (Decrease)	(522,215)	(5,317,641)	(970,455)	(9,735,288)

Total Net Increase (Decrease)	(3,223,317)	$(32,883,801)	(4,782,541)	$(48,157,057)

Value HLS Fund
Class IA
Shares Sold	848,038	$12,206,211	769,369	$11,763,745
Shares Issued for Reinvested Dividends	3,430,401	44,489,654	3,182,011	45,728,961
Shares Redeemed	(5,244,949)	(74,374,262)	(4,476,365)	(69,613,039)

Net Increase (Decrease)	(966,510)	(17,678,397)	(524,985)	(12,120,333)

Class IB
Shares Sold	64,173	$896,863	81,995	$1,246,473
Shares Issued for Reinvested Dividends	549,355	7,088,517	515,685	7,417,890
Shares Redeemed	(844,858)	(12,020,832)	(771,648)	(11,962,532)

Net Increase (Decrease)	(231,330)	(4,035,452)	(173,968)	(3,298,169)

Total Net Increase (Decrease)	(1,197,840)	$(21,713,849)	(698,953)	$(15,418,502)

12.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $370 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the year ended December 31, 2019, none of the Funds had borrowings under this facility.

202

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2019

13.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

The FASB issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is effective for public entities for fiscal years beginning after December 15, 2018, and will become effective for private entities one year later. Upon initial adoption, the impacted funds adjusted the cost of their callable debt securities by the cumulative amount of amortization that would have been recognized had the amortization period initially extended only to the earliest call date, with a corresponding reclassification between interest income and net realized gain (loss) on investments or net unrealized appreciation (depreciation) of investments in the Statements of Operations. The adoption of this Update does not affect the impacted funds’ net asset values and the cumulative effect to the impacted funds resulting from the adoption of amending the amortization period to the earliest call date for callable debt securities is as follows:

	As of January 1, 2019	For the Year Ended December 31, 2019
Fund	Cost of Investments	Interest Income	Net Unrealized Appreciation (Depreciation) of Investments	Net Realized Gain (Loss) on Investments
Balanced HLS Fund	$318	$(1)	$1	$—
High Yield HLS Fund	121,132	48,710	31,116	(79,826)
Total Return Bond HLS Fund	(102,075)	(84,529)	(110,540)	195,069

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of each Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

15.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2019, events and transactions subsequent to December 31, 2019, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement disclosure have been identified.

HFMC agreed to extend the current contractual management fee waiver of 0.03% for the Balanced HLS Fund. This waiver will remain in effect until April 30, 2021 unless the Board of Directors approves its earlier termination.

Effective January 1, 2020, HFMC agreed to waive 0.03% of the High Yield HLS Fund’s contractual management fee. This waiver will remain in effect until December 31, 2020 unless the Board of Directors approves its earlier termination.

Effective January 1, 2020, the management fee of HFMC set forth in the investment management agreement with respect to the Disciplined Equity HLS Fund is as follows: 0.7500% of the first $250 million, 0.6500% of the next $250 million, 0.6000% of the next $500 million, 0.5800% of the next $4 billion, 0.5700% of the next $5 billion, and 0.5600% in excess of $10 billion annually of the Fund’s average daily net assets.

203

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (the “Companies”) (Hartford Series Fund, Inc. comprising Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Ultrashort Bond HLS Fund, and Hartford Value HLS Fund and Hartford HLS Series Fund II, Inc. comprising Hartford Growth Opportunities HLS Fund, Hartford MidCap Growth HLS Fund (formerly, Hartford Small/Mid Cap Equity HLS Fund), Hartford Small Cap Growth HLS Fund, and Hartford U.S. Government Securities HLS Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Companies at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Companies in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Companies are not required to have, nor were we engaged to perform, audits of the Companies’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

February 25, 2020

204

Hartford HLS Funds

Directors and Officers of Each Company

Each of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a, “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of December 31, 2019. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. from October 2012 through April 2018. Upon the merger of Dynegy, Inc. with Vistra Energy Corporation, Ms. Ackermann became a member of the Board of Directors of Vistra Energy Corporation effective May 2018. Ms. Ackerman also serves as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	81	Ms. Ackermann has served as a Director of as Dynegy, Inc. from October 2012 through April 2018. Upon the merger of Dynegy, Inc. with Vistra Energy Corporation, Ms. Ackermann became a member of the Board of Directors of Vistra Energy Corporation effective May 2018. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	81	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since August 2019	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	81	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	81	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present).

205

Hartford HLS Funds

Directors and Officers of Each Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

DUANE E. HILL (1945)	Director	Since 2001(4) Since 2002(5)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	81	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	81	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of six private investment funds, and two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	81	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS AND INTERESTED DIRECTOR

JAMES E. DAVEY(6) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	81	None

206

Hartford HLS Funds

Directors and Officers of Each Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC (2009–2016); Chief Operating Officer at Avicenna Capital Management (2007–2009); and Chief Financial Officer at Steeple Capital LP (2005–2007).	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFD (since December 2013) and has served as President (from April 2018 to June 2019) and Chief Executive Officer (from April 2018 to June 2019) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer of Lattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

207

Hartford HLS Funds

Directors and Officers of Each Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is Deputy General Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, Hartford Schroders Opportunistic Income Fund and Hartford Funds NextShares Trust.

(4)	For Hartford Series Fund, Inc.
(5)	For Hartford HLS Series Fund II, Inc.
(6)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

208

Hartford HLS Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

209

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Hartford Balanced HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Global Growth HLS Fund

Hartford Growth Opportunities HLS Fund

Hartford Healthcare HLS Fund

Hartford High Yield HLS Fund

Hartford International Opportunities HLS Fund

Hartford MidCap Growth HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Small Cap Growth HLS Fund

Hartford Small Company HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Ultrashort Bond HLS Fund

Hartford U.S. Government Securities HLS Fund

Hartford Value HLS Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 6-7, 2019, the Boards of Directors (collectively, the “Board”) of Hartford Series Fund, Inc. (“HLS”) and Hartford HLS Series Fund II, Inc. (“HLS II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between each of HLS and HLS II, on behalf of each of their respective funds listed above (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC”); and (ii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to each Fund.

In the months preceding the August 6-7, 2019 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 18, 2019 and August 6-7, 2019. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 18, 2019 and August 6-7, 2019 concerning the Agreements.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

210

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to, or assumed by, the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the Funds’ securities lending program and noted the income earned by the Funds in connection with their participation in the program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the quality and experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics

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concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance and commentary of the effect of current and recent market conditions. The Board also noted that, for each of the Hartford Capital Appreciation HLS Fund and the Hartford Global Growth HLS Fund, the Fund utilizes a multiple portfolio manager structure and considered the performance attributions of the underlying managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with the Funds were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 18, 2019 and August 6-7, 2019 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing the Funds to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses. The Board noted the effect of the run-off of the variable annuity business on the Funds and also noted that, for Hartford MidCap Growth HLS Fund, the Fund’s current low

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale. The Board also noted that the assets under management had declined for certain Funds and considered the potential impact of such declines on the expense ratios for such Funds. The Board noted the completed sale of the annuity run-off business in 2018 and considered how the sale may impact the Funds’ asset levels going forward.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds. The Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds, and the Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information regarding the transfer agency services provided by HASCO to the Funds and the transfer agency fees received for providing such services. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its benchmark reflects the net performance of the Fund’s Class IA shares as of March 31, 2019.

Hartford Balanced HLS Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has a contractual management fee waiver of 0.03% through April 30, 2021.

Hartford Capital Appreciation HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Disciplined Equity HLS Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction to be implemented on January 1, 2020.

Hartford Dividend and Growth HLS Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.

Hartford Global Growth HLS Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

Hartford Growth Opportunities HLS Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Healthcare HLS Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-and 3-year periods and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

Hartford High Yield HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a contractual management fee waiver of 0.03% to be implemented on January 1, 2020 through December 31, 2020.

Hartford International Opportunities HLS Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

Hartford MidCap Growth HLS Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy and portfolio management team.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.

Hartford MidCap HLS Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile, while its actual management fee was in the 1st quintile.

Hartford MidCap Value HLS Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board noted that the Fund has a contractual management fee waiver of 0.04% through April 30, 2020.

Hartford Small Cap Growth HLS Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy and portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford Small Company HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy and portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Stock HLS Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, below its benchmark for the 3-year period and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile.

Hartford Total Return Bond HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 5-year periods and above its benchmark for the 3-year period.

•

The Board noted that the Fund’s contractual management fee and its actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

Hartford Ultrashort Bond HLS Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

Hartford U.S. Government Securities HLS Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

Hartford Value HLS Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

216

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and its Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

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b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

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to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

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c) insurance companies;

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who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

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c) offering financial products or services under a joint agreement between us and one or more financial institutions.

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and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

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as required by law.

We only disclose Personal Health Information with:

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Our employees have access to Personal Information in the course of doing their jobs, such as:

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We use manual and electronic security procedures to maintain:

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Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

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We are responsible for and must:

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Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

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Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

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c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2019), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Renato Acquisition Co.; Sentinel Insurance Company, Ltd; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2019

Series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Fund” and collectively, the “Funds”) are not subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”) but are underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in the Funds are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Fund. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with Wellington Management Company LLP.

HLSAR19    02-20    214801    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$110,000 for the fiscal year ended December 31, 2018; $110,000 for the fiscal year ended December 31, 2019.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended December 31, 2018; $0 for the fiscal year ended December 31, 2019.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$19,005 for the fiscal year ended December 31, 2018; $20,109 for the fiscal year ended December 31, 2019. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax, and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended December 31, 2018; $0 for the fiscal year ended December 31, 2019.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $59,005 for the fiscal year ended December 31, 2018; $20,109 for the fiscal year ended December 31, 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(a)(4) Response to Item 13(a)(4) is filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: March 6, 2020	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 6, 2020	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: March 6, 2020	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)